                                             FILED PURSUANT TO RULE 497(c)
                                             FILE NO. 33-27489

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[LOGO]WM
      GROUPofFUNDS






                                  PROSPECTUS


                                                        NOVEMBER 1, 1998




               MONEY FUNDS

        FIXED-INCOME FUNDS

           MUNICIPAL FUNDS

              EQUITY FUNDS

STRATEGIC ASSET MANAGEMENT

                PORTFOLIOS


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                         [BACKGROUND IMAGE OF CLOCKS]

                         THE   WM   GROUP   OF   FUNDS
                                   Prospectus
                                NOVEMBER 1, 1998
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Money Funds

+ Money Market Fund
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+ Tax-Exempt Money Market Fund
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+ California Money Fund
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Fixed-Income Funds

+ Short Term High Quality Bond Fund
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+ Target Maturity 2002 Fund
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+ U.S. Government Securities Fund
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+ Income Fund
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+ High Yield Fund
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Municipal Funds

+ Tax-Exempt Bond Fund
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+ California Municipal Fund
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+ California Insured Intermediate Municipal Fund
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+ Florida Insured Municipal Fund
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Equity Funds

+ Bond & Stock Fund
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+ Growth & Income Fund
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+ Northwest Fund
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+ Growth Fund
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+ Emerging Growth Fund
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+ International Growth Fund
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Strategic Asset Management Portfolios

+ Strategic Growth Portfolio
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+ Conservative Growth Portfolio
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+ Balanced Portfolio
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+ Flexible Income Portfolio
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+ Income Portfolio
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This Prospectus describes the Class A and Class B shares of the WM Group of
Funds listed above (each a "Fund" or a "Portfolio") (except for the Target Maturity 2002 Fund, which offers only Class A shares). Class A and Class B shares offer investors alternative ways of paying sales charges and distribution costs.

All of the Funds are series of either WM Trust I or WM Trust II and all of the Portfolios are series of WM Strategic Asset Management Portfolios, collectively known as the "Trusts."

Please read this Prospectus before investing, and keep it for future reference. It contains useful information that can help you decide whether the investment goals of the Funds and Portfolios are right for you. A Statement of Additional Information (the "SAI") about the Funds and Portfolios, dated November 1, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The SAI is available free upon request by calling the Trusts at 800-222-5852.

The Income, Tax-Exempt Bond, Bond & Stock, Growth & Income, Growth and Emerging Growth Funds may each invest up to 35% of their total assets in lower-rated (non-investment grade) bonds, sometimes referred to as "junk bonds." The High Yield Fund may invest entirely in lower-rated bonds and will generally invest at least 65% of its assets in such bonds. Bonds of this type are considered to be speculative with regard to the payment of interest and return of principal. Purchasers should carefully assess the risks associated with an investment in these Funds. See "Common Investment Practices - Lower-Rated Securities."

Investments in the Funds and the Portfolios are not guaranteed or insured by the U.S. Government. There is no assurance that the Money Market, Tax-Exempt Money Market or California Money Funds will be able to maintain a stable net asset value of $1.00 per share. The California Money Fund may invest a significant percentage of its assets in a single issuer, and investing in that Fund may be riskier than investing in other types of money market funds.

SHARES OF THE FUNDS AND PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         THE   WM   GROUP   OF   FUNDS

--------------------------------------------------------------------------------

                                    CONTENTS

                                                  PAGE
Schedule of Fees                                    4
The Funds' and Portfolios' Investments and Risk
  Considerations                                    7
  Money Funds                                       7
  Fixed-Income Funds                                8
  Municipal Funds                                  10
  Equity Funds                                     12
  Strategic Asset Management Portfolios            14
  Common Investment Practices                      15
Performance Information                            25
Ways to Set Up Your Account                        27
How to Invest in the Funds and Portfolios          28
Buying Class A Shares                              30
Buying Class B Shares                              31
Distribution of Income and Capital Gains           33
How to Sell Shares                                 33
Exchange Privilege and Restrictions                34
Dividends, Capital Gains and Taxes                 35
Organization                                       37
Financial Highlights                               41
Appendix A: Description of Moody's Investors
  Service, Inc. Bond Ratings                       63

                         THE   WM   GROUP   OF   FUNDS

 1201 Third Avenue   +   Suite 1400   +  Seattle, Washington 98101  +  Toll Free
(800)222-5852

--------------------------------------------------------------------------------

The following Funds and Portfolios are managed by WM Advisors, Inc. (the "Advisor") and provide a diversified selection of investment objectives and strategies:

MONEY FUNDS

+ Money Market Fund -- seeks to provide maximum current income, while preserving capital and maintaining liquidity. Investments are in high-quality money market instruments.

+ Tax-Exempt Money Market Fund -- seeks to provide maximum current income that is exempt from federal income tax, while preserving capital and maintaining liquidity. Its primary investments are high-quality, short-term fixed income Municipal Obligations. "Municipal Obligations" are obligations issued by states, counties, cities or other governmental bodies that generate income exempt from federal income tax.

+ California Money Fund -- seeks to maximize current income that is exempt from federal income tax and from California State personal income taxation, consistent with safety of principal and maintenance of liquidity. The Fund invests primarily in high-quality, short-term municipal obligations that are exempt from California State personal income tax.

FIXED-INCOME FUNDS

+ Short Term High Quality Bond Fund -- seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal. The Fund invests primarily in high grade short-term bonds and other fixed-income securities.

+ Target Maturity 2002 Fund -- seeks to provide as high a level of return by December 31, 2002 as is consistent with preservation of capital at the end of the target maturity year and, thereafter, current income consistent with the creditworthiness of U.S. Treasury securities.

+ U.S. Government Securities Fund -- seeks to provide a high level of current income, consistent with safety and liquidity. The Fund invests primarily in securities of the U.S. Government and its agencies, including mortgage-backed securities.

+ Income Fund -- seeks to provide a high level of current income that is consistent with protection of shareholders' capital. It pursues this objective through investment in a diversified pool of debt securities.

+ High Yield Fund -- seeks to provide investors with high current income by investing primarily in high-yielding, lower-rated fixed-income securities. Under normal market conditions the Fund will invest at least 65% of its assets in a diversified portfolio of such securities.

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MUNICIPAL FUNDS

+ Tax-Exempt Bond Fund -- seeks to provide a high level of income that is exempt from federal taxes and to protect investors' capital. The Fund invests primarily in Municipal Obligations. Subject to shareholder approval, it is expected that Van Kampen Management Inc. ("Van Kampen") will serve as sub-advisor to this fund beginning January 1, 1999.

+ California Municipal Fund -- seeks to provide investors with as high a level of current income exempt from federal and California State income tax as is consistent with prudent investment management and preservation of capital. The Fund invests at least 80% of its assets in intermediate and long-term California municipal obligations. Van Kampen serves as sub-advisor to this Fund.

+ California Insured Intermediate Municipal Fund -- seeks to provide investors with as high a level of current income exempt from federal and California State income tax as is consistent with prudent investment management and preservation of capital. The Fund invests primarily in intermediate-term California municipal obligations that are "insured obligations" and offer potential for a high level of current income. Van Kampen serves as sub-advisor to this Fund.

+ Florida Insured Municipal Fund -- seeks as high a level of current income exempt from federal income tax as is consistent with prudent investment management and preservation of capital, and seeks to offer shares the value of which is exempt from Florida intangible personal property tax. The Fund invests at least 80% of its assets in intermediate and long-term Florida municipal obligations that are "insured obligations." Van Kampen serves as sub-advisor to this Fund.

EQUITY FUNDS

+ Bond & Stock Fund -- established in 1939, seeks to provide continuity of income, conservation of principal and long-term growth of income and principal. The Fund invests primarily in common stocks, preferred stocks, bonds and convertible securities.

+ Growth & Income Fund -- established in 1949, seeks long-term capital growth, with current income as a secondary consideration. The Fund invests primarily in common stocks. The Fund may also invest in fixed-income obligations and other securities.

+ Northwest Fund -- seeks long-term growth of capital by investing primarily in common stocks of companies located or doing business in the Northwest states of Alaska, Idaho, Montana, Oregon and Washington.

+ Growth Fund -- seeks long-term capital appreciation. The Fund invests primarily in common stocks that offer potential for growth. Janus Capital Corporation ("Janus") serves as sub-advisor to this Fund.

+ Emerging Growth Fund -- seeks long-term capital appreciation by investing primarily in equity securities. The Fund invests primarily in common stocks of small companies that are expected to achieve accelerated growth in earnings on revenues and/or are believed to be undervalued in the market.

+ International Growth Fund -- seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers. Warburg Pincus Asset Management, Inc. ("Warburg Pincus") serves as sub-advisor to this Fund.

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STRATEGIC ASSET MANAGEMENT
PORTFOLIOS

Each of the Portfolios seeks to achieve its objective by investing in certain of the Funds.

+ Strategic Growth Portfolio (formerly Capital Growth Portfolio) -- seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a higher level of capital growth while exposing investors to corresponding levels of principal risk.

+ Conservative Growth Portfolio (formerly Growth Portfolio) -- seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low level of income and the potential for a medium to high level of capital growth while exposing investors to a medium level of principal risk.

+ Balanced Portfolio -- seeks total return consisting of a combination of reinvested income and capital appreciation, consistent with reasonable risk, through limited participation in domestic and international fixed-income and equity markets. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and the potential for a medium level of capital growth while exposing investors to a medium level of principal risk.

+ Flexible Income Portfolio (formerly Value Portfolio) -- seeks total return consisting of reinvestment of income with some capital appreciation, primarily through investments in domestic and international fixed-income markets with limited participation in domestic and international equity markets. In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a medium to high level of reinvestment income and the potential for a low to medium level of capital growth, while exposing investors to a low to medium level of principal risk.

+ Income Portfolio -- seeks long-term total return through reinvestment of current income consistent with preservation of capital, primarily through participation in the domestic fixed income markets with limited participation in international fixed-income markets. In general, relative to the other Portfolios, the Income Portfolio should offer investors the potential for a high level of income while maintaining principal and exposing investors to a low level of principal risk.

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                                SCHEDULE OF FEES

The table below shows the Funds' costs and expenses that an investor will bear directly or indirectly and how they affect share ownership. Except as noted and except for the High Yield Fund, expenses shown below are based upon the most recent fiscal year. Expenses shown below for the High Yield Fund are estimates for the Fund's first full fiscal year. For further information on costs and expenses, please see "Organization."

-----------------------------------------------------------------------------------------------------------------
                                  SHAREHOLDER                               CLASS A         CLASS B
                              TRANSACTION EXPENSES                       SHARES (in %)   SHARES (in %)
         ----------------------------------------------------------------------------------------------------
         Maximum initial sales charge imposed on purchases (as a
         percentage of offering price at time of purchase)
         Equity Funds and Strategic Growth, Conservative Growth and
           Balanced Portfolios                                                5.50            0.00
         ----------------------------------------------------------------------------------------------------
         Fixed-Income Funds, Municipal Funds and Flexible Income and
           Income Portfolios                                                  4.50(1)         0.00
         ----------------------------------------------------------------------------------------------------
         Money Funds                                                          0.00(2)         0.00
         ----------------------------------------------------------------------------------------------------
         Maximum sales charge imposed on reinvested dividends                 0.00            0.00
         ----------------------------------------------------------------------------------------------------
         Maximum contingent deferred sales charge ("CDSC") (as a
         percentage of original purchase price or redemption proceeds,
         as applicable)(5)                                                    0.00(3)         5.00(4)
         ----------------------------------------------------------------------------------------------------
         Exchange Fee                                                         0.00(2)         0.00
         ----------------------------------------------------------------------------------------------------
         (1) 3.50% for Short Term High Quality Bond Fund and 2.00% for Target Maturity 2002 Fund.
         (2) Regular sales charges apply when Class A shares of a Money Market Fund (on which no sales charge was paid at time of purchase) are exchanged for shares of any other Fund.
         (3) Certain investors who purchase Class A shares without paying an initial sales charge may be subject to a CDSC of 1.00% on redemptions within the first year or 0.50% on redemptions within the second year after purchase. Class A shares are not otherwise subject to a CDSC.
         (4) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedules set forth under "Buying Class B
             Shares -- Contingent deferred sales charge" in this Prospectus. The maximum CDSC for Class
             B shares of the Short Term High Quality Bond Fund is 4.00%.
         (5) A $10 fee may be charged for redemptions made by wire transfer.
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                     ANNUAL FUND
                                                                  OPERATING EXPENSES
                                                                 (As a percentage of
         CLASS A SHARES                                          Average net assets)
         ----------------------------------------------------------------------------------------------
                                                                                            Total Fund
                                               Management     12b-1           Other          Operating
                                                Fees(1)      Fees(2)       Expenses(1)      Expenses(1)
         ----------------------------------------------------------------------------------------------
         Money Market Fund                        0.45%        0.00%(7)        0.28%(5)        0.73%(6)
         ----------------------------------------------------------------------------------------------
         Tax-Exempt Money Market Fund             0.31(3)      0.00(7)         0.26            0.57(6)
         ----------------------------------------------------------------------------------------------
         California Money Fund                    0.31(3)      0.00(7)         0.54            0.85(6)
         ----------------------------------------------------------------------------------------------
         Short Term High Quality Bond Fund        0.00(3)      0.25            0.57            0.82(6)
         ----------------------------------------------------------------------------------------------
         Target Maturity 2002 Fund                0.00(3)      0.25            0.75(5)         1.00(6)
         ----------------------------------------------------------------------------------------------
         U.S. Government Securities Fund          0.50(3)      0.25(4)         0.17            0.92(6)
         ----------------------------------------------------------------------------------------------
         Income Fund                              0.63         0.25(4)         0.20            1.08
         ----------------------------------------------------------------------------------------------
         High Yield Fund                          0.00(3)      0.25            1.11            1.36(6)
         ----------------------------------------------------------------------------------------------
         Tax-Exempt Bond Fund                     0.50         0.25(4)         0.10            0.85
         ----------------------------------------------------------------------------------------------
         California Municipal Fund                0.39(3)      0.25            0.24            0.88(6)
         ----------------------------------------------------------------------------------------------
         California Insured Intermediate
         Municipal Fund                           0.43(3)      0.25            0.30            0.98(6)
         ----------------------------------------------------------------------------------------------
         Florida Insured Municipal Fund           0.25(3)      0.25            0.50            1.00(6)
         ----------------------------------------------------------------------------------------------
         Bond & Stock Fund                        0.60         0.25(4)         0.15            1.00
         ----------------------------------------------------------------------------------------------
         Growth & Income Fund                     0.57(3)      0.25(4)         0.19            1.01(6)
         ----------------------------------------------------------------------------------------------
         Northwest Fund                           0.63         0.25            0.23            1.11
         ----------------------------------------------------------------------------------------------
         Growth Fund                              0.70(3)      0.25            0.35            1.30(6)
         ----------------------------------------------------------------------------------------------
         Emerging Growth Fund                     0.85(3)      0.25            0.37            1.47(6)
         ----------------------------------------------------------------------------------------------
         International Growth Fund                1.02         0.25            0.40            1.67
         ----------------------------------------------------------------------------------------------
         Strategic Growth Portfolio(8)            0.15         0.25            0.68            1.08
         ----------------------------------------------------------------------------------------------
         Conservative Growth Portfolio(8)         0.15         0.25            0.60            1.00
         ----------------------------------------------------------------------------------------------
         Balanced Portfolio(8)                    0.15         0.25            0.60            1.00
         ----------------------------------------------------------------------------------------------
         Flexible Income Portfolio(8)             0.15         0.25            0.60(5)         1.00(6)
         ----------------------------------------------------------------------------------------------
         Income Portfolio(8)                      0.15         0.25            0.60(5)         1.00(6)
         ----------------------------------------------------------------------------------------------

---  -----------------------------------------------------
     EXAMPLES: You would pay the following
     expenses on a $1,000 investment assuming a
     5% annual return and redemption at the
     end of each period:
     -------------------------------------------------

       One       Three       Five         Ten
      Year       Years       Years       Years
     -------------------------------------------------
       $ 7       $ 23        $ 41        $ 91
         -----------------------------------------------------
         6         18          32          71
         -------------------------------------------------------------
         9         27          47         105
         ---------------------------------------------------------------------
        43         60          79         133
         -----------------------------------------------------------------------------
        31         51          75         140
         -------------------------------------------------------------------------------------
        54         73          94         153
         ---------------------------------------------------------------------------------------------
        56         78         102         171
         ----------------------------------------------------------------------------------------------
        58         86         n/a(9)      n/a(9)
         ----------------------------------------------------------------------------------------------
        53         71          90         145
         ----------------------------------------------------------------------------------------------
        54         72          92         149
         ----------------------------------------------------------------------------------------------
        55         75          97         160
         ----------------------------------------------------------------------------------------------
        55         75          98         162
         ----------------------------------------------------------------------------------------------
        65         85         108         171
         ----------------------------------------------------------------------------------------------
        65         85         108         172
         ----------------------------------------------------------------------------------------------
        66         88         113         183
         ----------------------------------------------------------------------------------------------
        68         94         123         203
         ----------------------------------------------------------------------------------------------
        69         99         131         221
         ----------------------------------------------------------------------------------------------
        71        105         141         242
         ----------------------------------------------------------------------------------------------
        65         87         112         179
         ----------------------------------------------------------------------------------------------
        65         85         108         171
         ----------------------------------------------------------------------------------------------
        65         85         108         171
         ----------------------------------------------------------------------------------------------
        55         75          98         162
         ----------------------------------------------------------------------------------------------
        55         75          98         162
         ----------------------------------------------------------------------------------------------

    (1) After voluntary waiver/reimbursement where indicated.
    (2) 12b-1 fees represent servicing fees which are paid to the Distributor. See "Organization - Distributor."
    (3) The Advisor has voluntarily undertaken to waive a portion of its management fee through at least October 31, 1999. Absent such waiver, management fees would have been as follows: Tax-Exempt Money
        Market - 0.45%; California Money - 0.45%; Short Term High Quality
        Bond - 0.50%; Target Maturity 2002 - 0.25%; U.S. Government
        Securities - 0.63%; High Yield - 0.63%; California Municipal - 0.70%; California Insured Intermediate Municipal - 0.70%; Florida Insured Municipal - 0.70%; Growth & Income - 0.61%; Growth - 1.06%; Emerging Growth - 1.04%.
    (4) Restated to reflect the maximum fee payable under the Fund's Class A Distribution Plan.
    (5) The Advisor and/or the administrator has voluntarily undertaken to reimburse certain expenses. Absent such voluntary reimbursement, "other expenses" would have been: Money Market - 0.38%; Target Maturity
        2002 - 2.13%; Flexible Income Portfolio - 0.83%; Income
        Portfolio - 0.85%.
    (6) Total fund operating expenses above are restated to reflect the effect of voluntary expense waivers/reimbursements through October 31, 1999. Absent such voluntary waivers/reimbursements, total fund operating expenses would have been as follows: Money Market - 0.83%; Tax-Exempt Money Market - 0.71%; California Money - 0.99%; Short Term High Quality Bond - 1.32%; Target Maturity 2002 - 2.63%; U.S. Government
        Securities - 1.05%; High Yield - 1.99%; California Municipal - 1.19%; California Insured Intermediate Municipal - 1.25%; Florida Insured Municipal - 1.45%; Growth & Income - 1.05%; Growth - 1.66%; Emerging Growth - 1.66%; Flexible Income Portfolio - 1.23%; Income
        Portfolio - 1.25%.
    (7) The applicable Rule 12b-1 distribution plan provides for payments of up to 0.25%. However, the Board of Trustees has not currently authorized any payments under such plan.
    (8) Does not include underlying Fund expenses that the Portfolios bear indirectly.
    (9) Because the High Yield Fund has not completed its first full fiscal year, the expenses for the 5-year and 10-year periods are not applicable.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                                               ANNUAL FUND
                                                            OPERATING EXPENSES
                                                           (As a percentage of
     CLASS B SHARES                                        Average net assets)
     -----------------------------------------------------------------------------------------
                                                                                   Total Fund
                                            Management     12b-1        Other       Operating
                                             Fees(1)     Fees(1,2)   Expenses(1)   Expenses(1)
     -----------------------------------------------------------------------------------------
     Money Market Fund                         0.45%        1.00%        0.14%(7)     1.59%(8)
     -----------------------------------------------------------------------------------------
     Tax-Exempt Money Market Fund              0.31(4)      1.00         0.19(7)      1.50(8)
     -----------------------------------------------------------------------------------------
     California Money Fund                     0.31(4)      1.00         0.37         1.68(8)
     -----------------------------------------------------------------------------------------
     Short Term High Quality Bond Fund         0.00(4)      1.00         0.57         1.57(8)
     -----------------------------------------------------------------------------------------
     U.S. Government Securities Fund           0.50(4)      1.00(5)      0.21         1.71(8)
     -----------------------------------------------------------------------------------------
     Income Fund                               0.63         0.97(5,6)     0.23        1.83(8)
     -----------------------------------------------------------------------------------------
     High Yield Fund                           0.00(4)      1.00         1.14         2.14
     -----------------------------------------------------------------------------------------
     Tax-Exempt Bond Fund                      0.50         1.00(5)      0.12         1.62
     -----------------------------------------------------------------------------------------
     California Municipal Fund                 0.39(4)      1.00         0.25         1.64(8)
     -----------------------------------------------------------------------------------------
     California Insured Intermediate
     Municipal Fund                            0.43(4)      1.00         0.31         1.74(8)
     -----------------------------------------------------------------------------------------
     Florida Insured Municipal Fund            0.25(4)      1.00         0.51         1.76(8)
     -----------------------------------------------------------------------------------------
     Bond & Stock Fund                         0.60         1.00         0.19         1.79
     -----------------------------------------------------------------------------------------
     Growth & Income Fund                      0.57(4)      0.92(5,6)     0.27        1.76(8)
     -----------------------------------------------------------------------------------------
     Northwest Fund                            0.63         1.00         0.28         1.91
     -----------------------------------------------------------------------------------------
     Growth Fund                               0.70(4)      0.95(6)      0.40         2.05(8)
     -----------------------------------------------------------------------------------------
     Emerging Growth Fund                      0.85(4)      1.00         0.43         2.28(8)
     -----------------------------------------------------------------------------------------
     International Growth Fund                 1.02         1.00         0.51         2.53
     -----------------------------------------------------------------------------------------
     Strategic Growth Portfolio(9)             0.15         1.00         0.68         1.83
     -----------------------------------------------------------------------------------------
     Conservative Growth Portfolio(9)          0.15         1.00         0.60         1.75
     -----------------------------------------------------------------------------------------
     Balanced Portfolio(9)                     0.15         1.00         0.60         1.75
     -----------------------------------------------------------------------------------------
     Flexible Income Portfolio(9)              0.15         1.00         0.60(7)      1.75(8)
     -----------------------------------------------------------------------------------------
     Income Portfolio(9)                       0.15         1.00         0.60(7)      1.75(8)
     -----------------------------------------------------------------------------------------

---  ---------------------------------------------------------------------------
     EXAMPLES: You would pay the following
     expenses on a $1,000 investment assuming
     a 5% annual return and either
     1) redemption at the end of each period or
     2) no redemption:
     -----------------------------------------------------------------------
                   (1)                               (2)
     One    Three   Five      Ten      One    Three   Five      Ten
     Year   Years   Years   Years(3)   Year   Years   Years   Years(3)
     -----------------------------------------------------------------------
     $66    $ 80    $ 97      $166     $16     $50    $ 87      $166
     -------------------------------------------------------------------------------
      65      77      92       154      15      47      82       154
     ---------------------------------------------------------------------------------------
      67      83     102       176      17      53      92       176
     -----------------------------------------------------------------------------------------
      56      70      86       166      16      50      86       166
     -----------------------------------------------------------------------------------------
      67      84     103       181      17      54      93       181
     -----------------------------------------------------------------------------------------
      69      88     110       195      19      58     100       195
     -----------------------------------------------------------------------------------------
      72      97     n/a(10)    n/a(10)  22     67     n/a(10)    n/a(10)
     -----------------------------------------------------------------------------------------
      66      81      99       171      16      51      89       171
     -----------------------------------------------------------------------------------------
      67      82     100       174      17      52      90       174
     -----------------------------------------------------------------------------------------
      68      85     105       183      18      55      95       183
     -----------------------------------------------------------------------------------------
      68      85     106       187      18      55      96       187
     -----------------------------------------------------------------------------------------
      68      86     108       190      18      56      98       190
     -----------------------------------------------------------------------------------------
      68      85     106       187      18      35      96       187
     -----------------------------------------------------------------------------------------
      69      90     114       202      19      60     104       202
     -----------------------------------------------------------------------------------------
      71      94     121       218      21      64     111       218
     -----------------------------------------------------------------------------------------
      73     101     133       241      23      71     123       241
     -----------------------------------------------------------------------------------------
      76     109     145       265      26      79     135       265
     -----------------------------------------------------------------------------------------
      69      88     110       195      19      58     100       195
     -----------------------------------------------------------------------------------------
      68      85     105       186      18      55      95       186
     -----------------------------------------------------------------------------------------
      68      85     105       186      18      55      95       186
     -----------------------------------------------------------------------------------------
      68      85     105       186      18      55      95       186
     -----------------------------------------------------------------------------------------
      68      85     105       186      18      55      95       186
     -----------------------------------------------------------------------------------------

  (1) After voluntary waiver/reimbursement where indicated.
  (2) 0.25% of the 12b-1 fees shown represent servicing fees which are paid to the Distributor. Long-term Class B shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers, Inc.
  (3) Class B shares convert to Class A shares after eight years; accordingly, the expense amounts for years nine and ten are based on Class A shares.
  (4) The Advisor has voluntarily undertaken to waive a portion of its management fee through at least October 31, 1999. Absent such waiver, management fees would have been as follows: Tax-Exempt Money
      Market - 0.45%; California Money - 0.45%; Short Term High Quality
      Bond - 0.50%; U.S. Government Securities - 0.63%; High Yield - 0.63%; California Municipal - 0.70%; California Insured Intermediate
      Municipal - 0.70%; Florida Insured Municipal - 0.70%; Growth &
      Income - 0.61%; Growth - 1.06%; Emerging Growth - 1.03%.
  (5) Restated to reflect the maximum fee payable under the Fund's Class B Distribution Plan.
  (6) The Distributor has voluntarily undertaken to waive a portion of its distribution fee through at least October 31, 1999. Absent such waiver, 12b-1 fees would have been 1.00%.
  (7) The Advisor and/or the administrator has voluntarily undertaken to reimburse certain expenses. Absent such voluntary reimbursement, "other expenses" would have been: Money Market - 0.35%; Tax-Exempt Money
      Market - 0.82%; Flexible Income Portfolio - 0.83%; Income
      Portfolio - 0.86%
  (8) Total fund operating expenses above are restated to reflect the effect of voluntary expense waivers/reimbursements through October 31, 1999. Absent such voluntary waivers/reimbursements, total fund operating expenses would have been: Money Market - 1.80%; Tax-Exempt Money Market - 2.27%; California Money - 1.82%; Short Term High Quality Bond - 2.07%; U.S. Government Securities - 1.84%; High Yield - 2.77%; California
      Municipal - 1.95%; California Insured Intermediate Municipal - 2.01%; Florida Insured Municipal - 2.21%; Growth & Income - 1.88%;
      Growth - 2.46%; International Growth - 2.53%; Emerging Growth - 2.47%; Flexible Income Portfolio - 1.98%; Income Portfolio - 2.01%.
  (9) Does not include underlying Fund expenses that the Portfolios bear indirectly.
  (10) Because the High Yield Fund has not completed its first full fiscal year, the expenses for the 5-year and 10-year periods are not applicable.
--------------------------------------------------------------------------------

                     THE FUNDS' AND PORTFOLIOS' INVESTMENTS
                            AND RISK CONSIDERATIONS

The following section describes the investment objective and policies of each Fund and Portfolio and some of the risks you should consider when investing in the Funds and Portfolios. The "Common Investment Practices" section that follows provides more detailed information about the investment practices of the Funds and identifies the Funds and Portfolios that may engage in such practices to a significant extent. Except for policies explicitly identified as "fundamental" in this Prospectus or the SAI, the investment objectives and investment policies set forth in this Prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent by vote of the Board of Trustees of the Trusts, subject to applicable law. A list of investment restrictions that identifies those restrictions that cannot be changed without the approval of a majority of an affected Fund's or Portfolio's outstanding shares is contained in the SAI.

MONEY FUNDS

The Money Funds invest only in U.S. dollar-denominated short-term, money market securities. The Money Funds will not purchase a security other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") unless the security or the issuer with respect to a comparable security (i) is rated by at least two nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), in one of the two highest rating categories for short-term debt securities, (ii) is rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating, or (iii) if not so rated, is determined to be of comparable quality. A description of the rating systems of S&P and Moody's is contained in Appendix A to this Prospectus and in the SAI. At the time of investment, no security purchased by a Money Fund (except U.S. Government Securities subject to repurchase agreements and variable rate demand notes) can have a maturity exceeding 397 days, and each Money Fund's average portfolio maturity cannot exceed 90 days. Although the Money Funds attempt to maintain a stable net asset value ("NAV") of $1.00, there can be no assurance that any Money Fund will be able to do so.

MONEY MARKET FUND. To accomplish its objective, the Money Market Fund invests solely in money market instruments that are selected from the following six general categories: (1) U.S. Government Securities; (2) short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies) and state and local governments and municipalities to finance short-term cash needs; (3) obligations of U.S. and foreign banks with assets of more than $500 million; (4) securities issued by foreign governments, their agencies or instrumentalities or by supranational entities; (5) short-term corporate obligations rated in one of the two highest rating categories by Moody's or S&P; and (6) repurchase agreements.

TAX-EXEMPT MONEY MARKET FUND. To accomplish its objective, the Tax-Exempt Money Market Fund invests primarily in a diversified selection of Municipal Obligations, the income from which is exempt from federal income tax. "Municipal Obligations" include fixed income obligations issued by states, counties, cities or other governmental bodies that generate income exempt from federal income tax. Short-term Municipal Obligations may include, but are not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes, or other forms of short-term municipal loans and obligations. Under normal market conditions, the Fund will not invest more than 20% of its assets in obligations that pay interest subject to alternative minimum tax ("AMT-Subject Bonds").

For temporary defensive purposes, the Tax-Exempt Money Market Fund may invest more than 20% of its assets in instruments eligible for purchase by the Money Market Fund, which may produce income that is not exempt from federal income taxes.

The Fund may also invest in variable rate demand obligations, stand-by commitments, when-issued securities and forward commitments.

CALIFORNIA MONEY FUND. To accomplish its objective, the California Money Fund invests in a portfolio of Municipal Obligations. It is a fundamental policy of the Fund to invest, under normal market conditions, at least 80% of its total assets in Municipal Obliga-tions. The Fund normally invests at least 80% of its total assets in Municipal Obligations issued by the State of California and its political subdivisions and certain other governmental issuers such as the Commonwealth of Puerto Rico ("California Municipal Obligations"), which produce income that is exempt from California state personal income tax. The Fund may also invest in AMT-Subject Bonds. For a discussion of the tax consequences of investing in AMT-Subject Bonds, see "Common Investment Practices -- Municipal Obligations and AMT-Subject Bonds" and "Dividends, Capital Gains and Taxes."

The Fund may also invest in variable rate demand obligations, stand-by commitments, when-issued securities and forward commitments.

As a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act"), the Fund may invest a larger portion of its assets in the securities of a small number of issuers. See "Common Investment
Practices -- Non-Diversified Status."

For temporary defensive purposes, the Fund may invest more than 20% of its assets in instruments eligible for purchase by the Money Market Fund, which may produce income that is not exempt from federal income taxes or California personal income tax.

FIXED-INCOME FUNDS

SHORT TERM HIGH QUALITY BOND FUND. To accomplish its objective, the Short Term High Quality Bond Fund invests primarily in short-term bonds and other debt securities. Under normal market conditions the Fund maintains a dollar-weighted average portfolio maturity of three years or less. The Fund may, however, hold individual securities with remaining maturities of more than three years. For purposes of the weighted average maturity calculation, a mortgage instrument's average life will be considered to be its maturity, and the date on which the interest rate of a floating rate security can next change will be used in place of its maturity date.

The Fund will invest substantially all of its assets in debt securities that, at the time of purchase, are rated in one of the top four rating categories by one or more NRSROs or, if unrated, are judged to be of comparable quality by the Advisor ("investment grade" securities). All debt securities purchased by the Fund will be investment grade at the time of purchase. Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities, corporate debt obligations or mortgage-related securities rated in one of the two highest categories by an NRSRO or determined by the Advisor to be of comparable quality.

The Fund may invest in obligations issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate debt obligations, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks. Investment in foreign securities is subject to special risks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may also invest in high-quality, short-term obligations (with maturities of 12 months or less). The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed obligations, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

TARGET MATURITY 2002 FUND. To accomplish its objective, the Target Maturity 2002 Fund will invest at least 90% of its net assets in zero-coupon U.S. Treasury securities (each such security, a "Zero-Coupon Security") maturing during 2002. Generally, the Fund will endeavor to purchase those Zero-Coupon Securities that mature towards the end of

2002. Until December 31, 2002 (the "Target Maturity Date"), the Fund may also invest up to 10% of its net assets in coupon-bearing (income-producing) U.S. Treasury securities maturing on or before the Target Maturity Date and money market instruments. If the Advisor determines that the desired Zero-Coupon Securities are not otherwise readily available for purchase, the Fund may invest in zero-coupon and income-producing U.S. Government Securities maturing on or before the Target Maturity Date. The Fund may also invest in cash and cash equivalents for temporary defensive purposes.

The market value of fixed-income securities held by the Fund and, consequently, the Fund's NAV, can be expected to vary inversely to changes in prevailing interest rates. Consequently, redemptions made prior to the Target Maturity Date may result in substantial capital gains or losses.

To the extent that the Fund holds Zero-Coupon Securities that mature prior to the Target Maturity Date, the proceeds of such Zero-Coupon Securities at their maturity will be reinvested in short term coupon-bearing U.S. Treasury securities or money market instruments until the Target Maturity Date. Therefore, towards the end of the target maturity year, 2002, the percentage of the Fund's assets invested in coupon-bearing U.S. Treasury securities and money market instruments may increase up to 100%. After the Target Maturity Date, the Fund intends to remain open, with all its assets invested in money market instruments and U.S. Treasury securities with maturities of up to three years, and the Fund will be managed as a relatively short-term bond fund. After the Target Maturity Date, the normal risks of a bond fund will apply.

The Fund pursues professional management of market risk. To approximate the return an investor would receive if he or she purchased Zero-Coupon Securities directly, the Advisor manages the Fund to track as closely as possible the price behavior of Zero-Coupon Securities maturing towards the end of 2002. To correct for factors such as shareholder purchase and redemption activity (and related transaction costs) that differentiate investing in a portfolio of Zero-Coupon Securities from investing directly in a Zero-Coupon Security, the Advisor executes portfolio transactions necessary to accommodate net shareholder activity each business day.

By adhering to these investment parameters, the Advisor expects that a shareholder who holds his or her shares and does not make any redemptions until the Target Maturity Date, and who reinvests all dividends and capital gain distributions, will realize a maturity value that does not differ substantially from the anticipated value at maturity ("AVM"), as calculated on the purchase date. There can be no assurance, however, that these objectives will be achieved. Furthermore, if a shareholder does not reinvest all dividends and capital gain distributions, then the AVM cannot be estimated accurately.

The Fund's AVM is calculated by the Advisor each day the Fund is open for business and may vary from day-to-day, due to redemptions and distributions, as well as transaction costs, interest rate changes, and the Advisor's efforts to improve total return by taking advantage of market opportunities.

There are relatively few mutual funds with investment objectives and policies similar to those of the Fund that have reached their target maturity date. Therefore, there is relatively little experience regarding the types of risk involved in investing in the Fund.

U.S. GOVERNMENT SECURITIES FUND. To accomplish its objective, the U.S. Government Securities Fund invests primarily in a selection of obligations of the U.S. Government and its agencies. The Fund may also invest in collateralized mortgage obligations or repurchase agreements which are secured by those types of obligations. It is a fundamental policy of the Fund to invest only in the following types of securities: (1) U.S. Government securities, including mortgage-backed securities; (2) obligations secured by the full faith and credit of the U.S. Government or its instrumentalities; and (3) collateralized mortgage obligations and repurchase agreements which are secured by obligations identified in (1) and (2) above. The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes and may enter into dollar roll transactions.

INCOME FUND. To accomplish its objective, the Income Fund invests in debt issues and obligations that offer high current yields and that are consistent with a moderate degree of risk. Accordingly, the Fund invests most of its assets in (1) debt and convertible debt securities; (2) U.S. Government Securities, including mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal

Home Loan Mortgage Corporation ("FHLMC") or similar government agencies; (3) obligations of U.S. banks that belong to the Federal Reserve System; (4) preferred stocks and convertible preferred stocks; (5) the highest grade commercial paper as rated by S&P or Moody's; and (6) deposits in U.S. banks.

The Fund may also invest in securities denominated in foreign currencies and likewise receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging purposes in connection with the purchase and sale of foreign securities or to protect against changes in the value of specific securities held by the Fund, and may purchase and sell currencies on a spot (cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may also borrow up to 5% of its total net assets for emergency, non-investment purposes, and may enter into dollar roll transactions. The Fund may purchase securities of issuers which deal in real estate or securities which are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% of its assets in lower-rated fixed-income securities (sometimes called "junk bonds").

HIGH YIELD FUND. To accomplish its objective, the High Yield Fund invests, under normal market conditions, at least 65% of its assets in a diversified portfolio of fixed income securities (including debt securities, convertible securities and preferred stocks) rated lower than BBB by S&P or Baa by Moody's or of equivalent quality as determined by the Advisor. The remainder of the Fund's assets may be invested in any other securities the Advisor believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks and other equity securities. The Fund may invest in securities of foreign issuers and engage in hedging strategies involving options.

MUNICIPAL FUNDS

Each of the Municipal Funds, as well as the California Money Fund, invests most of its assets in Municipal Obligations. Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

TAX-EXEMPT BOND FUND. To accomplish its objective, the Tax-Exempt Bond Fund invests primarily in Municipal Obligations.

Under normal market conditions, the Fund will invest at least 80% of its assets in Municipal Obligations, including inverse floating rate obligations. The Fund specifically limits these investments to: municipal bonds, municipal notes and securities of unaffiliated tax-exempt mutual funds. Inverse floating obligations will generally be more volatile than other types of Municipal Obligations. The Fund may invest up to 35% of its assets in lower-rated securities.

In adverse markets, the Fund may seek to protect its investment position by investing up to 50% of its portfolio in taxable short-term investments such as:
(1) U.S. Government Securities; (2) commercial paper rated in the highest grade by either S&P or Moody's; (3) obligations of U.S. banks; (4) time or demand deposits in U.S. banks; and (5) repurchase agreements relating to municipal securities or any of the foregoing taxable instruments. Interest income from these short-term investments, when it is distributed by the Fund, may result in a tax liability to investors.

The Fund may also purchase and sell interest rate futures and options. The Fund may also invest in AMT-Subject Bonds, although, so long as its name includes the words "tax-exempt" and the SEC so requires, such investments will be limited to 20% of the Fund's total assets.

CALIFORNIA MUNICIPAL FUND. To accomplish its objective, the California Municipal Fund invests primarily in intermediate- and long-term California Municipal Obligations. "California Municipal Obligations" are Municipal Obligations the interest from which is exempt from California state personal income tax. It is a fundamental policy of the Fund that, under normal market conditions, at least 80% of the Fund's total assets will be invested in California Municipal Obligations. The Fund may invest in AMT-Subject Bonds, as described in "Common Investment Practices -- Municipal Obligations and AMT-Subject Bonds."

The Fund will invest primarily in investment grade Municipal Obligations. The Fund may also invest in inverse floating obligations, which will generally be more volatile than other types of Municipal Obligations.

The Fund may, under normal circumstances, invest up to 20% of its assets in (1) Municipal Obligations that are not exempt from California personal income tax;
(2) short-term Municipal Obligations; (3) taxable cash equivalents, including short-term U.S. Government Securities, certificates of deposit and bankers' acceptances, commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P, repurchase agreements (collectively "Short-Term Instruments"); and (4) securities of money market mutual funds (subject to the limitations set forth under "Common Investment Practices"). The Fund may, for temporary defensive purposes, invest in these securities without limitation. As a non-diversified investment company under the 1940 Act, the Fund may invest a larger portion of its assets in the securities of a small number of issuers.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND. To accomplish its objective, the California Insured Intermediate Municipal Fund will invest primarily in insured intermediate-term California Municipal Obligations. It is a fundamental policy of the Fund that it will invest at least 80% of the value of its total assets in insured California Municipal Obligations (except when maintaining a temporary defensive position). The weighted average effective maturity of the securities in which the Fund invests will be ten years or less, and the maximum effective maturity (the maturity date without regard to call provisions, except that for pooled single family mortgage securities effective maturity is the average life of the underlying mortgage obligations) of any Municipal Obligation in which the Fund invests will be fifteen years.

All of the Municipal Obligations in which the Fund will invest, taking into account any insurance, are investment grade securities. For more information, see "About Bond Insurance" below and "Common Investment
Practices -- Fixed-Income Obligations."

The Fund may invest without limitation in AMT-Subject Bonds, as described in "Common Investment Practices -- Municipal Obligations and AMT-Subject Bonds."

The Fund under normal circumstances may invest up to 20% of its assets in (1) uninsured Municipal Obligations; (2) Municipal Obligations that are not exempt from California personal income tax; and (3) short-term Municipal Obligations and taxable cash equivalents, including Short-Term Instruments and securities of unaffiliated money market mutual funds (subject to the limitations set forth under "Common Investment Practices") and may, for temporary defensive purposes, invest in these securities without limitation. In addition, the Fund may invest in inverse floating rate obligations. Inverse floating obligations will generally be more volatile than other types of Municipal Obligations. See "Common Investment Practices -- Floating Rate, Inverse Floating Rate and Variable Rate Obligations."

The Fund may engage in hedging transactions through the use of financial futures and options thereon, purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments and lend portfolio securities. The Fund may invest in floating rate and variable rate obligations, including participation interests therein (referred to collectively as "Hedging Transactions").

As a non-diversified investment company under the 1940 Act, the Fund may invest a larger portion of its assets in the securities of a small number of issuers. See "Common Investment Practices -- Non-Diversified Status."

FLORIDA INSURED MUNICIPAL FUND. To accomplish its objective, the Florida Insured Municipal Fund will invest primarily in insured, intermediate- and long-term Florida Municipal Obligations, which are Municipal Obligations issued by the State of Florida and its political subdivisions. The Fund will invest primarily in investment-grade Municipal Obligations. It is a fundamental policy of the Fund that it will invest at least 80% of the value of its total assets (except when maintaining a temporary defensive position) in insured Florida Municipal Obligations. See "About Bond Insurance" below. The Fund may invest without limitation in AMT-Subject Bonds, as described in "Common Investment Practices -- Municipal Obligations and AMT-Subject Bonds." The Fund may also invest in inverse floating obligations, which will generally be more volatile than other types of Municipal Obligations.

The Fund may invest up to 20% of its total assets in (1) uninsured Municipal Obligations; (2) Municipal Obligations that are not exempt from Florida intangible personal property tax; and (3) Short-Term Instruments and securities of unaffiliated money market mutual funds and, for temporary defensive purposes, invest in these securities without limitation.

As a non-diversified investment company under the 1940 Act, the Fund may invest a larger portion of its assets in the securities of a small number of issuers. See "Common Investment Practices -- Non-Diversified Status."

Florida does not impose an income tax on individuals. Distributions of investment income and capital gains by the Fund will be subject to Florida corporate income taxes. Florida imposes a tax on intangible personal property owned by Florida residents. Based on a ruling the Fund has received from the Florida Department of Revenue, if the Fund's assets consist, on the last business day of the calendar year, solely of assets exempt from Florida intangible personal property tax, shares of the Fund owned by Florida residents will be exempt from Florida intangible personal property tax. Assets exempt from Florida intangible personal property tax include Florida Municipal Obligations issued by the State of Florida and its political subdivisions, municipalities and public authorities; obligations of the U. S. Government or its agencies; and cash.

ABOUT BOND INSURANCE. The insured Municipal Obligations in which the California Insured Intermediate Municipal and Florida Insured Municipal Funds will invest and the other Municipal Funds may invest are insured under insurance policies that relate to the specific Municipal Obligation in question ("Specific Issue Insurance") and that are issued by an insurer having a claims-paying ability rated AAA by S&P or Aaa by Moody's. Specific Issue Insurance is generally non-cancelable and will continue in force so long as the Municipal Obligations are outstanding and the insurer remains in business.

The insured Municipal Obligations are insured as to the scheduled payment of all installments of principal and interest as they fall due. Such insurance does not insure against market risk and therefore does not guarantee the market value of the obligations in a Fund's investment portfolio or a Fund's NAV. Such market value and NAV will continue to fluctuate in response to fluctuations in interest rates. A Fund's investment policy requiring investment in insured Municipal Obligations will not affect the Fund's ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations as set forth herein, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.

EQUITY FUNDS

BOND & STOCK FUND. To accomplish its objective, the Bond & Stock Fund invests primarily in common stocks, preferred stocks, bonds and convertible securities. Under normal market conditions, at least 25% of the Fund's assets will be invested in fixed-income securities, including preferred stocks and that portion of the value of convertible securities which is not attributable to a conversion feature. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. Government Securities and asset-backed securities, and may also invest up to 35% of its assets, in below investment grade bonds (sometimes called junk bonds). The Fund may purchase or sell U.S. Government Securities or collateralized mortgage obligations on "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in real estate investment trusts, known as "REITs." The Fund may write
(sell) covered call options. A call option is covered if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH & INCOME FUND. To accomplish its objective, the Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. To limit risk, repurchase agreements maturing in more than seven days will not exceed 10% of the Fund's total assets. The Fund may invest up to 25% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 35% of its assets in below investment grade fixed-income securities.

The Fund may purchase or sell U.S. Government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate up to 20% of the market value of its total assets minus total liabilities (except for the obligations created by these commitments). The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

NORTHWEST FUND. To accomplish its objective, the Northwest Fund invests in common stocks of companies located or doing business in the Northwest states of Alaska, Idaho, Montana, Oregon and Washington. Under normal circumstances, at least 65% of the Fund's total assets will be invested in companies whose principal executive offices are located in one of those states.

The Fund is permitted to invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs, and may write (sell) covered call options.

Because the Fund concentrates its investments in companies located or doing business in the Northwest, the Fund is not intended as a complete investment program, and could be adversely impacted by economic trends within the five-state area.

GROWTH FUND. To accomplish its objective, the Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in debt securities, bonds, convertible bonds, preferred stock and convertible preferred stock, including up to 35% of its assets in non-investment-grade debt securities.

The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, and up to 5% of its assets in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

EMERGING GROWTH FUND. To accomplish its objective, the Emerging Growth Fund invests primarily in equity securities of companies with market capitalization of less than $1.4 billion at the time of purchase. In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock and warrants to purchase common stock, as well as cash and cash equivalents. The Fund may invest up to 25% of its assets in securities of foreign issuers and up to 5% of its assets in securities in developing or emerging countries. The Fund may invest up to 35% of its assets in non-investment-grade debt securities if the Advisor believes that doing so will be consistent with the goal of capital appreciation.

Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are generally traded in lower volume than those issued by larger companies and may be more volatile and less liquid, and consequently bear greater investment risk, than those of larger companies. Small capitalization companies generally are not as well known to the investing public and have less of an investor following than larger companies. In selecting investments for the Fund, the Advisor seeks small capitalization companies that it believes are undervalued in the marketplace or that have earnings that the Advisor expects to grow faster than the U.S. economy in general.

INTERNATIONAL GROWTH FUND. To accomplish its objective, the International Growth Fund invests primarily in equity securities of issuers located in foreign countries that the Fund's sub-advisor believes present attractive investment opportunities. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of investment opportunities available to international investors. The relative strength or weakness of a particular country's currency or economy may dictate whether securities of issuers located in such country will be purchased or sold. The Fund may invest without limit in the securities of issuers located in any one country (except as provided below with respect to emerging markets countries). The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.

The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in restricted or unlisted securities.

The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, the Fund may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's or S&P, or, if unrated, of comparable quality in the opinion of the Fund's sub-advisor.

The Fund may invest up to 30% of its assets in the securities of companies in or governments of developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging markets country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment grade corporate debt securities having maturities longer than one year, including Euro-currency instruments and securities.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

The Portfolios offer investors the opportunity to pursue a variety of specifically constructed asset allocation strategies that are implemented through the Portfolios' investing in certain of the Funds. The Portfolios are designed for long-term investors seeking total return for tax-advantaged retirement and other long-term investment or savings accounts.

In order to achieve its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Funds. Nonetheless, due primarily to market activity, the Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will invest in the particular market segment represented by each underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Funds. The Advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Funds in accordance with its investment objective, the Advisor's outlook for the economy and the financial markets, and the relative market valuations of the Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, its assets directly in cash, stock or bond index futures and options thereon and the following short-term instruments: (i) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's or S&P, or if unrated, of comparable quality in the opinion of the Advisor; (iii) commercial paper, including master notes; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time a Portfolio invests in any commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or S&P; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the investment must be of comparable quality in the opinion of the Advisor. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with the Advisor's current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging transactions. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index. As a fundamental policy, which may not be changed without shareholder vote, each Portfolio will concentrate its investments in shares of the Funds.

STRATEGIC GROWTH PORTFOLIO. To accomplish its objective, the Strategic Growth Portfolio invests in the following Funds up to the percentage limits set forth below:

                                          Portfolio Investment Limit
                                       (Percent of the STRATEGIC GROWTH
FUNDS                                      PORTFOLIO'S Total Assets)
-------------------------------------------------------------------------
Money Market Fund....................                 25%
Short Term High Quality Bond Fund....                 25%
High Yield Fund......................                 25%
Growth & Income Fund.................                 50%
Northwest Fund.......................                 50%
Growth Fund..........................                 50%
Emerging Growth Fund.................                 50%
International Growth Fund............                 50%

Except for defensive periods or liquidity needs, the STRATEGIC GROWTH PORTFOLIO intends to invest at least 75% of its net assets available for investment in the Equity Funds.

CONSERVATIVE GROWTH PORTFOLIO. The Conservative Growth Portfolio seeks to achieve its objective by investing in the following Funds up to the percentage limits set forth below:

                                         Portfolio Investment Limit
                                    (Percent of the CONSERVATIVE GROWTH
FUNDS                                    PORTFOLIO'S Total Assets)
-------------------------------------------------------------------------
Money Market Fund.................                  30%
Short Term High Quality Bond
  Fund ...........................                  30%
U.S. Government Securities Fund...                  30%
Income Fund.......................                  30%
High Yield Fund...................                  30%
Growth & Income Fund..............                  40%
Northwest Fund....................                  40%
Growth Fund.......................                  40%
Emerging Growth Fund..............                  40%
International Growth Fund.........                  40%

Except for defensive periods or liquidity needs, the CONSERVATIVE GROWTH PORTFOLIO intends to invest at least 60% of its net assets available for investment in Equity Funds.

BALANCED PORTFOLIO. To accomplish its objective, the Balanced Portfolio invests in the following Funds up to the percentage limits set forth below:

                                             Portfolio Investment Limit
                                              (Percent of the BALANCED
FUNDS                                        PORTFOLIO'S Total Assets)
-----------------------------------------------------------------------
Money Market Fund...........................            40%
Short Term High Quality Bond Fund...........            40%
U.S. Government Securities Fund.............            40%
Income Fund.................................            40%
High Yield Fund.............................            40%
Growth & Income Fund........................            30%
Northwest Fund..............................            30%
Growth Fund.................................            30%
Emerging Growth Fund........................            30%
International Growth Fund...................            30%

Except for defensive periods or liquidity needs, the Balanced Portfolio intends to invest no less than 30% and no more than 70% of its net assets available for investment in the Fixed-Income Funds and no less than 30% and no more than 70% of its net assets available for investment in Equity Funds.

FLEXIBLE INCOME PORTFOLIO. To accomplish its objective, the FLEXIBLE INCOME PORTFOLIO invests in the following Funds up to the percentage limits set forth below:

                                           Portfolio Investment Limit
                                         (Percent of the FLEXIBLE INCOME
FUNDS                                       PORTFOLIO'S Total Assets)
-------------------------------------------------------------------------
Money Market Fund......................                40%
Short Term High Quality Bond Fund......                40%
U.S. Government Securities Fund........                40%
Income Fund............................                40%
High Yield Fund........................                40%
Growth & Income Fund...................                30%
Northwest Fund.........................                30%
Growth Fund............................                30%
Emerging Growth Fund...................                30%

Except for defensive periods or liquidity needs, the Flexible Income Portfolio intends to invest no more than 30% of its net assets available for investment in Equity Funds.

INCOME PORTFOLIO. To accomplish its objective, the Income Portfolio invests in the following Funds up to the percentage limits set forth below:

                                           Portfolio Investment Limit
                                             (Percent of the INCOME
FUNDS                                       PORTFOLIO'S Total Assets)
-------------------------------------------------------------------------
Money Market Fund......................                50%
Short Term High Quality Bond Fund......                50%
U.S. Government Securities Fund........                50%
Income Fund............................                40%
High Yield Fund........................                40%

Except for defensive periods or liquidity needs, the INCOME PORTFOLIO intends to invest 100% of its net assets available for investment in Fixed-Income Funds.

COMMON INVESTMENT PRACTICES

The presentation of the common investments practices as set forth below is ordered alphabetically and not necessarily in order of importance.

The following pages contain more detailed information about types of securities in which the Funds and the Portfolios may invest, and strategies which the Advisor or the respective sub-advisor may employ in pursuit of that Fund's investment objective and a summary of risks and restrictions associated with these securities and investment practices. Each Fund's NAV will fluctuate as the values of the securities it owns change. There are many factors that influence fluctua-tions in the market value of securities owned by the Funds. These include economic trends, government actions and regulations and international monetary conditions. An individual security's price can be affected by such factors as poor earnings reports by its issuer, litigation, loss of major customers or changes particular to its industry. For more information, see the SAI. As described below under "Risk Factors of the Portfolios," the Funds may from time to time be adversely affected by large purchases and redemptions of Fund shares resulting from reallocations and rebalancings by the Portfolios or other accounts managed by the Advisor that invest in the Funds. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. The Equity Funds, the Short Term High Quality Bond Fund, the Income Fund and the High Yield Fund may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. These securities generally involve the risks described under "Foreign Investments" below.

BORROWING. The Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. For the California Money, Short Term High Quality Bond, Target Maturity 2002, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Funds, and for the Portfolios, such borrowings may not exceed 30% of total assets. The Money Market, Tax-Exempt Money Market, U.S. Government Securities, Income, High Yield, Tax-Exempt Bond, Bond & Stock, Growth & Income and Northwest Funds may borrow up to 5% of total assets for emergency purposes. In addition, the Money Market and Tax-Exempt Money Market Funds may borrow up to 33 1/3% of total assets to meet redemption requests. The Short Term High Quality Bond Fund is prohibited from borrowing money or entering into reverse repurchase agreements or dollar roll transactions (described below) in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to such borrowings and transactions). If a Fund makes additional leverage investments while borrowings are outstanding, this will have the effect of leveraging the Fund. The California Money, Short Term High Quality Bond, Target Maturity 2002, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Funds and the Portfolios may not purchase additional securities when borrowings, including, for each such Fund and Portfolio other than the Short Term High Quality Bond Fund, reverse repurchase agreements, exceed 5% of total assets. Leveraging will magnify declines as well as increases in the NAV of a Fund's or Portfolio's shares and in the yield on a Fund's or Portfolio's investments. Each of the foregoing percentage limitations on borrowings is a fundamental policy of the respective Funds and Portfolios.

The Income, Short Term High Quality Bond and U.S. Government Securities Funds may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date, which, under the Investment Company Act of 1940, as amended (the "1940 Act") may be considered borrowings from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in the dollar roll transactions, for example, may be used to purchase long-term securities which will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested in bonds, the Fund will be subject to market risk on these bonds as well as similar risk with respect to the securities the Fund is required to repurchase. See "Fixed-Income Obligations" below.

Each of the Short Term High Quality Bond, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Funds may engage in REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline at the same time there is decline in the securities sold (and required to be repurchased).

FIXED-INCOME OBLIGATIONS. The market value of fixed-income securities held by a Fund and, consequently, the value of the Fund's shares can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yield of the Fund will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, obligations purchased by a Fund may be subject to the risk of default. Fixed-Income obligations, including Municipal Obligations, rated in the lower end of the investment-grade category (Baa or BBB) may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers.

The fixed-income securities in which the Funds may invest include Zero-Coupon Securities, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other fixed-income securities.

FLOATING RATE, INVERSE FLOATING RATE AND VARIABLE RATE OBLIGATIONS. The Municipal Funds, the Fixed-Income Funds and the Growth & Income Fund may purchase floating rate, inverse floating rate and variable rate obligations, including participation interests therein.

The Money Funds may purchase floating rate and variable rate obligations, including participation interests therein.

The Fixed-Income Funds may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. Municipal Obligations purchased by the Municipal Funds may include floating rate, inverse floating rate and variable rate obligations, including variable rate demand notes issued by industrial development authorities and other governmental entities, as well as participation interests therein. Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by the Advisor or the Fund's sub-advisor to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.

Each Fund may also invest in securities representing interests in tax-exempt securities, known as inverse floating obligations or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating-rate obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating-rate obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The Equity Funds and Fixed-Income Funds (with the exception of the Target Maturity 2002, U.S. Government Securities, Bond & Stock, Growth & Income and Northwest Funds) may, subject to the investment limitations stated elsewhere in this Prospectus and the SAI, engage in foreign currency exchange transactions. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

These Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. In addition, when the Advisor or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. The Fund may also enter into a forward contract to sell a currency which is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

Forward currency exchange contracts are agreements to exchange one currency for another - for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen - at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, the Advisor or the Fund's sub-advisor will enter into forward currency exchange contracts only with parties approved by the Trusts' Board of Trustees or persons acting pursuant to their direction.

Each of the Funds other than the Money Funds (the "Non-Money Funds") (with the exception of the Target Maturity 2002, U.S. Government Securities Bond & Stock, Growth & Income and Northwest Funds) may invest in securities which are indexed to certain specific foreign currency exchange rates. These securities involve the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.

While the foregoing actions are intended to protect the Fund from adverse currency movements, there is a risk that currency movements involved will not be properly anticipated, and there can be no assurance that such transactions will be available or that the Funds will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN INVESTMENTS. The Money Market, Bond & Stock, Growth & Income and Northwest Funds may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The High Yield, Income, Short Term High Quality Bond, Emerging Growth, Growth and International Growth Funds may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from (i) fluctuations in currency exchange rates, (ii) devaluation of currencies, (iii) future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, (iv) reduced availability of public information concerning issuers, and (v) the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange (the "NYSE"). Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

GEOGRAPHICAL CONCENTRATION. Potential investors in the Northwest Fund and the Municipal Funds (other than the Tax-Exempt Bond Fund) as well as the California Money Fund should consider the possibly greater risk arising from the geographic concentration of their investments, as well as the current and past financial condition of California and Florida municipal issuers in the case of the Municipal Funds. In addition to factors affecting the state or regional economy, certain California and Florida constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences affecting California and Florida municipal obligations, respectively. See the SAI for a more detailed description of these risks.

GOVERNMENT STRIPPED MORTGAGE-BACKED SECURITIES. The Income, Short Term High Quality Bond, Target Maturity 2002, U.S. Government Securities and High Yield Funds may invest in government stripped mortgage-backed securities issued or guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions (principal-only or "PO strips") or interest distributions (interest-only or "IO strips") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The mortgages backing GNMA certificates include conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages, and adjustable-rate mortgages. The U.S. Government guarantees the timely payment of interest and principal for these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. See "Mortgage-Backed Securities" below. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying PO and IO strips, mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at a time when it wishes to do so.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When the Advisor or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the Tax-Exempt Money Market, California Money, California Insured Intermediate Municipal, California Municipal, Florida Insured Municipal, Short Term High Quality

Bond, Tax-Exempt Bond, Emerging Growth, Growth and International Growth Funds may invest up to 10% of its assets in securities of mutual funds that are not affiliated with the Advisor or the Fund's sub-advisor, if any. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory and administration fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus, provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.

ILLIQUID SECURITIES. Up to 15% of the net assets of each Non-Money Fund, and up to 10% of the net assets of each Money Fund, may be invested in securities that are not readily marketable. Such illiquid securities may include (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in the SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities the disposition of which is restricted under federal securities laws (excluding certain Rule 144A securities, as described below). For purposes of the restrictions on illiquid investments, the Funds will not include securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, so long as such securities meet liquidity guidelines established by the Trusts' Board of Trustees.

LENDING OF SECURITIES. The California Money, California Insured Intermediate Municipal, Short Term High Quality Bond, Emerging Growth, Growth and International Growth Funds each may lend portfolio securities up to 20% of total assets to brokers and other financial organizations. The Bond & Stock, Growth & Income and Northwest Funds may lend portfolio securities up to 33% of total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand.

LOWER-RATED SECURITIES. The Income, Tax-Exempt Bond, Bond & Stock, Emerging Growth, Growth & Income and Growth Funds may each invest up to 35% of the total assets of the Fund in non-investment grade debt securities, sometimes referred to as "junk bonds." The High Yield Fund may invest all of its assets in such securities and will generally invest at least 65% of its assets in such securities.

Non-investment grade securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for the Fund to value or to sell certain of these securities under certain market conditions. Non-investment-grade debt securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this Prospectus.

The following table shows, for each indicated Fund, the average percentage of its total assets that was invested during the past fiscal year in securities assigned to the various rating categories by S&P, or if unrated by S&P, assigned to comparable rating categories by another NRSRO, and in unrated securities determined by the Advisor to be of comparable quality:

                               Income    Tax-Exempt    Bond & Stock
S&P RATING                      Fund     Bond Fund         Fund
-------------------------------------------------------------------
AAA (or US Treasury).........    40%         36%            24%
AA...........................     2          46              0
A............................    13           9              1
BBB..........................    22           4              6
BB...........................     5           0              2
B............................     6           0              2
Not Rated....................     7           3              1

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The California Insured Intermediate Municipal, California Municipal, Florida Insured Municipal, Short Term High Quality Bond, U.S. Government Securities, Emerging Growth and International Growth Funds may invest in mortgage-backed U.S. Government securities, which represent interests in a pool of mortgage loans. See "Government Stripped Mortgage-Backed Securities" above. In addition, the Income, Bond & Stock and Growth & Income Funds may invest in commercial mortgage-backed securities, which are similar to the above mortgage-backed securities, except they are not issued or guaranteed by governmental entities. Commercial mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While commercial mortgage-backed securities are generally structured with one or more types of credit enhancement, they typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

The Money Market, Tax-Exempt Money Market, Short Term High Quality Bond, Bond & Stock, Emerging Growth and High Yield Funds may purchase asset-backed securities. These Funds will not invest more than 10% of their total assets in asset-backed securities, except that the Short Term High Quality Bond Fund may invest up to 25% of its total assets in such securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, including home equity loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

MUNICIPAL LEASES. The Tax-Exempt Money Market, California Money and California Insured Intermediate Municipal Funds may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

MUNICIPAL OBLIGATIONS AND AMT-SUBJECT BONDS. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

"AMT-Subject Bonds" are Municipal Obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs and water and sewer projects. Interest on AMT-Subject Bonds is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. See "Dividends, Capital Gains and Taxes" for a discussion of the tax consequences of investing in AMT-Subject Bonds.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

NON-DIVERSIFIED STATUS. Each of the California Money, California Municipal, Florida Insured Municipal and California Insured Intermediate Municipal Funds is classified as "non-diversified" under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each of these Funds must, however, meet certain diversification standards to qualify as a regulated investment company under the Code. See the "Taxes" section in the SAI. Each of these Funds may assume large positions in the obligations of a small number of issuers, which may subject the Fund to greater credit and other risks than a more broadly diversified portfolio.

REAL ESTATE INVESTMENT TRUSTS. The Income, Bond & Stock, Growth & Income and Northwest Funds may invest in real estate investment trusts, known as "REITs." REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. All of the Funds may invest in repurchase agreements, which are purchases of underlying debt obligations from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the obligations at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. The Tax-Exempt Money Market and California Money Funds' investments in repurchase agreements are limited by their restrictions on investment in taxable instruments. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

RESTRICTED SECURITIES. Each of the Funds may purchase restricted securities (provided such securities are in the case of the Money Market, Tax-Exempt Money Market, Income, U.S. Government Securities, Tax-Exempt Bond, Bond & Stock, Growth & Income and Northwest Funds eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities, making restricted securities, in many instances, more liquid than they once were considered to be, investing in restricted securities could have the effect of increasing the level of illiquidity of the portfolio securities of a Fund. While such conditions are in effect, it could be more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

STAND-BY COMMITMENTS. The California Money and Tax-Exempt Money Market Funds and the Municipal Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Obligations at a specified price. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available from them. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this Prospectus and the SAI, each of the Funds and Portfolios except the Money Funds may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. Utilizing these investment strategies, the Fund or Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Fund or Portfolio, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The Funds may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security. All the above are collectively referred to as "Strategic Transactions."

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns. Any or all of these investment techniques may be used at any time, as the use of any Strategic Transaction is a function of numerous variables including market conditions. The use of Strategic Transactions involves special considerations and risks; for example, (1) the ability of the Fund to utilize Strategic Transactions successfully will depend on the ability of the Advisor or the sub-advisor to predict pertinent market movements, (2) the risk that the other party to a Strategic Transaction will fail to meet its obligations to the Fund, (3) the risk that the Fund will be unable to close out a Strategic Transaction at a time when it would otherwise do so, due to the illiquidity of the Strategic Transaction and (4) the risk of imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of the related portfolio positions. Strategic Transactions can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements or of unfavorable currency fluctuations in the related portfolio or currency positions, but can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in positions. The Funds and Portfolios will comply with applicable regulatory requirements when utilizing Strategic Transactions.

U.S. GOVERNMENT SECURITIES. All of the Funds may invest in U.S. Government Securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA bonds), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC bonds).

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED-DELIVERY
TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds (with the exception of the Money Funds and the Target Maturity 2002 Fund) may purchase or sell securities on a when-issued or a delayed-delivery basis. The Funds will enter into a when-issued transactions only for the purpose of acquiring portfolio securities. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The California Money Fund and the Municipal Funds may purchase Municipal Obligations offered on a "forward commitment" basis.

When-issued Municipal Obligations may include bonds purchased on a "when, as and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. No when-issued or forward commitments will be made by the California Money Fund or any Municipal Fund if, as a result, more than 20% of the value of the Fund's total assets would be committed to such transactions. A significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

YEAR 2000. Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's or Portfo-lio's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's or Portfolio's operations and the services that are provided to the Fund's or Portfolio's shareholders. The Advisor and Shareholder Services have advised the Funds and Portfolios that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to avoid any such negative impact. In addition, the Advisor has been advised by the Custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Funds and Portfolios and the Advisor have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the Funds' or Portfolio's assets may be adversely affected by the inability of their issues or third parties to properly process date-related information from and after January 1, 2000.

PORTFOLIO TRANSACTIONS AND TURNOVER. All orders for the purchase or sale of securities on behalf of each Fund are placed by the Advisor or relevant sub-advisor with broker-dealers that it selects. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to the Advisor or sub-advisor. Each Fund may, at the discretion of the Advisor or sub-advisor, utilize authorized dealers or brokers affiliated with the Advisor or sub-advisor in connection with a purchase or sale of securities in accordance with rules adopted or exemptive orders issued by the SEC and procedures adopted by the Trusts' trustees.

Each Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates for each Fund are shown under "Financial Highlights" below. The Advisor and the sub-advisors will not consider portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Funds' investment objectives and policies.

RISK FACTORS OF THE PORTFOLIOS

Like any investment in an investment company, investment in the Portfolios involves risk. Prospective investors in the Portfolios should consider the following factors:

+ Investing in Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Funds. See "Dividends, Capital Gains and Taxes" for additional information about tax implications of investing in the Portfolios.

+ Under certain circumstances, a Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with federal securities laws. In such cases, the Portfolios may hold securities distributed by a Fund until the Advisor determines that it is appropriate to dispose of such securities.

+ Each of the Portfolios may indirectly invest in lower-rated bonds, commonly referred to as "junk bonds." The Strategic Growth Portfolio, in particular, can invest as much as 50% of its total assets in the Growth Fund and the Growth & Income Fund, 25% of its total assets in the High Yield Fund, and 50% of its total assets in the Emerging Growth Fund, each of which may invest as much as 35% of its total assets (in the case of the High Yield Fund, all of its assets) in lower-rated bonds. As a result, the Portfolios will be subject to the risks associated with investing in such lower-rated bonds. See "Common Investment Practices -- Lower-Rated Securities" for additional information about such risks.

+ Certain Portfolios invest as much as 50% of their total assets in the Growth
  Fund or Emerging Growth Fund, each of which may invest up to 25% of its total assets in foreign equity securities and as much as 5% of its total assets in securities in developing or emerging markets countries. Certain Portfolios invest as much as 50% of their total assets in the International Growth Fund, which invests primarily in foreign equity securities, and may invest as much as 30% of its total assets in securities in developing or emerging markets countries. These investments will subject such Portfolios to risks associated with investing in foreign securities. See "Common Investment Practices -- Foreign Investments" for additional information.

+ The officers, trustees, Advisor, Distributor and transfer agent of the Portfolios serve in the same capacities for the Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to the Portfolios or the Funds.

+ From time to time, one or more of the underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by the Advisor. These transactions will affect such Funds, since the Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its responsibilities. The Advisor will at all times monitor the impact on the Funds of transactions by the Portfolios.

                            PERFORMANCE INFORMATION

YIELD

MONEY FUNDS. From time to time, advertisements or shareholder reports concerning the Money Funds may describe yield and effective yield. The yield of a Money Fund refers to the income generated by an investment in the Fund over a 7-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. Effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. Effective yield will generally be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

FIXED-INCOME AND MUNICIPAL FUNDS. From time to time, the Fixed-Income and Municipal Funds and the Income, Flexible Income and Balanced Portfolios may advertise 30-day yield. The 30-day yield of each of these Funds or Portfolios refers to the income generated by an investment in such Fund over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share earned by the Fund during the period by the maximum public offering price per share on the last day of the 30-day period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage of the maximum public offering price. In addition, these Funds and Portfolios may advertise a similar 30-day yield computed in the same manner except that the NAV per share is used in place of the public offering price per share.

TAX-EQUIVALENT YIELD. The Municipal Funds, the California Money Fund and the Tax-Exempt Money Market Fund may also quote tax-equivalent yield. Tax-equivalent yield shows the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yield. A tax-equivalent yield is calculated by dividing a Fund's tax-exempt yield by the result of one minus the sum of a stated federal and applicable state tax rate, based upon the highest marginal tax rate and adjusted for the federal deduction of state taxes paid. To the extent that a particular investor is not subject to the highest marginal tax rate, the tax-equivalent yield experienced by the investor will be lower than the tax-equivalent yield quoted by the Fund. If only a portion of a Fund's income is tax-exempt, only that portion is adjusted in the calculation.

TOTAL RETURN

From time to time, a Fund may advertise its average annual total return over various periods. Such total return figures reflect a deduction for any front end sales charge or contingent deferred sales charge and show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested. Figures will be given for recent one-, five-and ten-year periods (or from commencement of the Fund's operations) and may be given for other periods.

ADDITIONAL PERFORMANCE QUOTATIONS.

Advertisements of total return may also show total return without giving effect to sales charges. Similarly, a Fund may provide yield quotations in investor communications based on the Fund's NAV (rather than its public offering price) on the last day of the period covered by the yield computation. Because these additional quotations will not reflect the maximum sales charge payable, such performance quotations will be higher than the performance quotations that include the maximum sales charge.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT A PREDICTION OF FUTURE PERFORMANCE.

Performance information is computed separately for each class of shares. Because Class B shares bear the expense of the higher distribution and service fees, it is expected that performance for such shares will be lower than that for a Fund's Class A shares.

OBTAINING PERFORMANCE INFORMATION

Each Fund's strategies, performance, and holdings are detailed twice a year in Fund reports, which are sent to all shareholders. The SAI describes the methods used to determine a Fund's performance. Shareholders may call 800-222-5852 for performance information.

                          WAYS TO SET UP YOUR ACCOUNT

+ Individual or Joint Account
  Individual accounts are owned by one person. Two types of joint accounts (having two or more owners) can be opened:

  1) in a "joint tenancy" account, the surviving owner(s) automatically receive(s) the shares of any owner(s) who die(s); and

  2) in a "tenants in common" account, the heir(s) of any deceased owner receive(s) such owner's shares, rather than the surviving owners of the joint account.

+ Retirement
  Retirement plans protect investment income and capital gains from current taxes. Contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

   - INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") allow persons of legal age and under 70 1/2 years old with Adjusted Gross Income ("AGI") of less than $40,000 (or $60,000 if married and filing jointly) to protect up to $2,000 (subject to certain limitations for single persons with AGI equal to or greater than $30,000 and married persons who file jointly with AGI equal to or greater than $50,000) per tax year from certain tax effects. If your spouse does not work, you can protect up to an additional $2,000 per year in your spouse's name.

   - ROTH IRAS allow persons of legal age with AGI not exceeding $110,000 (or $160,000 if married and filing jointly) to protect up to $2,000 on a non-deductible basis (subject to certain limitations for single persons with AGI equal to or greater than $95,000 and married persons who file jointly with AGI equal to or greater than $150,000) per tax year from certain tax effects.

   - ROLLOVER IRAS allow persons to retain special tax advantages for certain transfers from employer-sponsored retirement plans (often occurring when a person changes employers).

   - SIMPLIFIED EMPLOYEE PENSION PLANS ("SEP-IRAS") provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

+ Gifts or Transfers to a Minor Child
  ("UGMA" or "UTMA")
  These gifts or transfers provide a way to give money to a child and obtain certain tax benefits. A parent or grandparent can give up to $10,000 a year to each child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

+ Trust
  Trusts can be used for many purposes, including charitable contributions and providing a regular income for a child until a certain age. The trust must be established before an account can be opened.

+ Corporation or Other Organization
  Corporations, associations, partnerships, institutions, or other groups may invest for many purposes.

                           HOW TO INVEST IN THE FUNDS
                                 AND PORTFOLIOS

TO OPEN AN ACCOUNT:
(MINIMUM $1,000*)
TO ADD TO AN ACCOUNT:
(MINIMUM $50**)

--------------------------------------------------------------------------------

+ By Phone -- 800-222-5852
Exchange from another Fund or Portfolio account with the same registration, including name, address, and taxpayer ID number (social security number for an individual).

Call WM Shareholder Services at 800-222-5852. (5:00 a.m. to 6:00 p.m., Pacific Time/8:00 a.m. to 9:00 p.m., Eastern Time, Monday through Friday and 6:00 a.m. to 3:00 p.m., Pacific Time/9:00 a.m. to 6:00 p.m., Eastern Time, on Saturdays) Exchange from another Fund or Portfolio account with the same registration, including name, address, and taxpayer ID number.

Call WM Shareholder Services at 800-222-5852

--------------------------------------------------------------------------------

+ By Mail
Complete and sign the application. Make your check or negotiable bank draft payable to The WM Group of Funds. Third-party checks are not accepted.

Mail the completed application form and check to:

THE WM GROUP OF FUNDS
P.O. BOX 9757
PROVIDENCE, RI 02940-9757
Make your check payable to The WM Group of Funds. Indicate your account number on your check. Include the "next investment" stub from your previous account statement. Mail the check and stub to the address printed on your account statement.

Exchange by mail: call 800-222-5852 for instructions

--------------------------------------------------------------------------------

+ By Wire
1) Telephone WM Shareholder Services for an application form and instructions.
2) Instruct your bank to wire Federal Funds exactly as follows:
BOSTON SAFE DEPOSIT AND TRUST
BOSTON, MA
ABA# 011-001234
FOR CREDIT TO:
THE WM GROUP OF FUNDS
ACCOUNT #167053
(FUND NAME AND CLASS OF SHARES)
(CUSTOMER'S NAME)
(CUSTOMER'S SOCIAL SECURITY NUMBER)

3) Mail the completed application form to:
THE WM GROUP OF FUNDS
P.O. BOX 9757
PROVIDENCE, RI 02940-9757
Instruct your bank/financial institution to wire Federal Funds as described at left under paragraph 2.

                           HOW TO INVEST IN THE FUNDS
                             AND PORTFOLIOS (CONT.)

TO OPEN AN ACCOUNT:
(MINIMUM $1,000*)
TO ADD TO AN ACCOUNT:
(MINIMUM $50**)

--------------------------------------------------------------------------------

+ Systematic

(Minimum New Account amount $50+)
1) Obtain and complete an application form.

2) Attach a voided check or deposit slip from the bank account you would like the investments transferred from and indicate either the day of the week or day(s) of the month when the purchase would occur.

3) Mail the application to the address listed above.
Pre-authorized periodic investments will be processed automatically. (Minimum Amount $25++)

--------------------------------------------------------------------------------
 * $10,000 for the Portfolios and $2,000 for IRA accounts investing in the Portfolios.
** $100 for the Portfolios.
 + $1,000 for the Portfolios.
++ $100 for the Portfolios.

                             BUYING CLASS A SHARES

The offering price for Class A shares of the Non-Money Funds is the NAV next calculated after receipt of a properly completed purchase order, plus an initial sales charge as shown in the table below. Sales charges may be reduced or waived as discussed following the table. The final column in each table indicates what dealers receive for selling Class A shares.

-------------------------------------------------------------------------------------------------
                                                      + FIXED-INCOME FUNDS
                                                      (other than Short Term High Quality Bond
                                                      and Target Maturity 2002 Funds)
                                                      + MUNICIPAL FUNDS
                                                      + Income and Flexible Income
                                                      Portfolios
         ----------------------------------------------------------------------------------------
                                                                                       REALLOWED
                                                              SALES CHARGE            TO DEALERS
         ----------------------------------------------------------------------------------------
                                                      Percentage     Percentage of    Percentage
                                                      of Offering     Net Amount      of Offering
               Purchase of Class A Shares                Price         Invested          Price
         ----------------------------------------------------------------------------------------
         Less than $50,000                               4.50%            4.71%          4.00%
         ----------------------------------------------------------------------------------------
         $50,000 to $100,000                             4.00             4.17           3.50
         ----------------------------------------------------------------------------------------
         $100,000 to $250,000                            3.50             3.63           3.00
         ----------------------------------------------------------------------------------------
         $250,000 to $500,000                            2.50             2.56           2.00
         ----------------------------------------------------------------------------------------
         $500,000 to $1,000,000                          2.00             2.04           1.75
         ----------------------------------------------------------------------------------------
         $1,000,000 and above*                            .00              .00            .00
         ----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

---  -----------------------------------------------------
     + Equity Funds

     Strategic Growth,
     Conservative Growth and
     Balanced Portfolios
     -------------------------------------------------
                                      REALLOWED
             SALES CHARGE            TO DEALERS
     -------------------------------------------------
     Percentage     Percentage of    Percentage
     of Offering     Net Amount      of Offering
        Price         Invested          Price
     -------------------------------------------------
        5.50%           5.82%           4.75%
         ----------------------------------------------------------------------------------------
        4.75            4.99            4.00
         ----------------------------------------------------------------------------------------
        3.75            3.90            3.00
         ----------------------------------------------------------------------------------------
        3.00            3.09            2.50
         ----------------------------------------------------------------------------------------
        2.00            2.04            1.75
         ----------------------------------------------------------------------------------------
         .00             .00             .00
         ----------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                      + SHORT TERM HIGH QUALITY
                                                      Bond Fund
         ----------------------------------------------------------------------------------------
                                                                                       REALLOWED
                                                              SALES CHARGE            TO DEALERS
         ----------------------------------------------------------------------------------------
                                                      Percentage     Percentage of    Percentage
                                                      of Offering     Net Amount      of Offering
               Purchase of Class A Shares                Price         Invested          Price
         ----------------------------------------------------------------------------------------
         Less than $50,000                               3.50%            3.63%          3.00%
         ----------------------------------------------------------------------------------------
         $50,000 to $100,000                             3.00             3.09           2.50
         ----------------------------------------------------------------------------------------
         $100,000 to $250,000                            2.50             2.56           2.00
         ----------------------------------------------------------------------------------------
         $250,000 to $500,000                            2.25             2.30           2.00
         ----------------------------------------------------------------------------------------
         $500,000 to $1,000,000                          2.00             2.04           1.75
         ----------------------------------------------------------------------------------------
         $1,000,000 and above*                            .00              .00            .00
         ----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

---  -----------------------------------------------------
     + Target Maturity
     2002 Fund
     -------------------------------------------------
                                      REALLOWED
             SALES CHARGE            TO DEALERS
     -------------------------------------------------
     Percentage     Percentage of    Percentage
     of Offering     Net Amount      of Offering
        Price         Invested          Price
     -------------------------------------------------
        2.00%           2.04%           1.75%
         ----------------------------------------------------------------------------------------
        1.50            1.52            1.25
         ----------------------------------------------------------------------------------------
        1.00            1.01            0.75
         ----------------------------------------------------------------------------------------
        1.00            1.01            0.75
         ----------------------------------------------------------------------------------------
        0.50            0.50            0.50
         ----------------------------------------------------------------------------------------
         .00             .00             .00
         ----------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

* See "net asset value purchases" below.

Example: An investor considers putting $1,000 into an Equity Fund's Class A shares. Based on the first column in the above table, 5.50% of the $1,000 would pay for a sales charge. The charge would be $55.00, which is 5.82% of the net investment of $945.00, as the next column shows. The dealer selling the shares would be paid $47.50 of the $55.00, which is 4.75% of $1,000, as the last column shows.

CUMULATIVE DISCOUNT. This allows current purchases to qualify for the foregoing discounts by including the value of shares of the Funds and Portfolios that were purchased subject to an initial or contingent deferred sales charge. The discount will be based on current market value. Those eligible for a cumulative discount include individuals, immediate family members or trustees purchasing for single fiduciary accounts.

LETTER OF INTENT. This discount is for purchases made over an extended period. It provides for a cumulative discount on the same basis as explained in the previous paragraph if the following conditions are met: Purchases of Class A shares must be made within a 13-month period that begins no earlier than 90 days before the submission of a letter of intent from the investor to the Funds. For more information about this discount, please contact Shareholder Services or your Investment Representative.

REINVESTMENT. Redemption proceeds of Class A shares that were subject to a sales charge when first purchased may be reinvested in Class A shares within 120 days without incurring another initial sales charge. Redemption proceeds of Class B shares that were subject to a contingent deferred sales charge may be reinvested in Class A shares within 120 days without incurring an initial sales charge.

NET ASSET VALUE PURCHASES. There is no initial sales charge on Class A purchases of $1 million or more, but such purchases are generally subject to a contingent deferred sales charge of 1.00% if redeemed during the first year after purchase or .50% if redeemed during the second year after purchase.

Qualified employee benefit plans (including SEPs and SIMPLEs) that have more than 100 participants or that have more than $500,000 invested in the Funds and Portfolios may purchase shares without an initial sales charge. However, a contingent deferred sales charge of 1% may be imposed on the amount that was invested through such a plan in Class A shares and that is redeemed (i) if, within the first two years after the plan's initial investment in the Funds or Portfolios, the named fiduciary of the plan withdraws the plan from investing in the Funds and Portfolios in a manner that causes all shares held by the plan's participants to be redeemed; or (ii) by a plan participant within two years of the plan participant's purchase of such Class A shares. The contingent deferred sales charge will be waived on redemptions in connection with certain involuntary distributions, including distributions arising out of the death or post purchase disability of a shareholder (including one who owns the shares as joint tenant).

Class A shares may be purchased at net asset value, and in any amount, by officers, directors and employees of the Advisor or its affiliates, or companies which have entered into selling agreements with the Distributor, and to certain family members of such individuals. The purchase must be for investment purposes only and may not be resold other than through redemption by the Fund or Portfolio. The Funds and Portfolios may also offer their shares at net asset value to certain retirement plans; to investors who purchase shares with the proceeds of redemptions of shares of other mutual funds advised by WM Advisors or its affiliates within five business days of such redemptions; and to brokers, dealers or registered investment advisors who have entered into arrangements with the Distributor providing specifically for the shares to be used in particular investment products made available to their clients for which they may charge a separate fee. No sales charge will be assessed on a purchase by any other investment company in connection with the combination of such company with the Trust by merger, acquisition of assets or otherwise. The Distributor will pay authorized dealers commissions on certain net asset value purchases as described in the SAI.

EACH FUND AND PORTFOLIO RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES OF ANY CLASS AT ANY TIME. Each Fund and Portfolio also reserves the right to reject any specific purchase order, including purchases by exchange.

CONSULT AN INVESTMENT REPRESENTATIVE OR SEE THE SAI IF YOU THINK YOU MAY QUALIFY FOR ANY OF THESE PURCHASE PLANS. YOU MUST NOTIFY THE FUND OR PORTFOLIO AT THE TIME OF PURCHASE WHENEVER A REDUCED SALES CHARGE OR NET ASSET VALUE PURCHASE APPLIES.

BUYING CLASS B SHARES

Class B shares are offered at the NAV next calculated after receipt of a properly completed purchase order, without an initial sales charge. The entire amount of the purchase price is invested in the Fund selected. However, Class B shares have higher distribution and service fees than Class A shares for eight years. Also, if Class B shares are redeemed within five years of purchase (four years in the case of Class B shares of the Short Term High Quality Bond Fund), a contingent deferred sales charge generally must be paid.

The proceeds from any contingent deferred sales charges are paid to the Distributor to defray expenses for providing distribution services for Class B shares. Examples of such expenses include compensation to salespeople and selected dealers. The Distributor currently pays authorized dealers commissions of 4.00% of the price of Class B shares sold by them (3.00% for Class B shares of the Short Term High Quality Bond Fund).

CONTINGENT DEFERRED SALES CHARGE. Class B shares redeemed within five years of purchase are subject to a contingent deferred sales charge according to the following schedule. Class B shares purchased by exchange will be subject to a contingent deferred sales charge using the schedule of the Fund originally purchased. Shares purchased through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

Class B shares of all Funds (except for the Short Term High Quality Bond Fund) and Class B shares of all Portfolios:

                  YEAR OF
                REDEMPTION                        Contingent
              AFTER PURCHASE                 Deferred Sales Charge
------------------------------------------------------------------
First......................................          5.00%
Second.....................................          4.00%
Third......................................          3.00%
Fourth.....................................          2.00%
Fifth......................................          1.00%
Sixth and following........................          0.00%

Class B shares of the Short Term High Quality Bond Fund:

                 YEAR OF
               REDEMPTION                         Contingent
             AFTER PURCHASE                  Deferred Sales Charge
------------------------------------------------------------------
First....................................            4.00%
Second...................................            3.00%
Third....................................            2.00%
Fourth...................................            1.00%
Fifth and following......................            0.00%

Class B shares of certain Funds purchased prior to March 20, 1998 may be subject to a different contingent deferred sales charge schedule, as described in the SAI.

The contingent deferred sales charge is calculated by applying the above percentages to the lesser of (i) the NAV of the redeemed shares at the time they were purchased or (ii) the NAV of the redeemed shares at the time of redemption. This means that no contingent deferred sales charge will be charged on any NAV increases above the initial purchase price. Shares are redeemed in the order that results in the lowest possible rate being charged. Accordingly, they will be redeemed first from shares purchased through reinvested dividends or capital gain distributions and then in the order of purchase.

Here is an example:

An investor purchases 100 Class B shares at $10 per share -- for a total cost of $1,000. In the second year after the purchase, the NAV has risen to $12 per share, and the investor has acquired 10 more shares through dividend reinvestment.

At that time, the investor decides to make the first redemption. The transaction includes 50 shares at $12 per share -- for a total of $600.

The first 10 shares to be redeemed will not be subject to any charge because of the 10 shares received from dividend reinvestment.

As for the other 40 shares, the charge will be applied only to the original cost of $10 per share. The NAV increase of $2 per share will not be considered. As a result, $400 of the redemption proceeds (40 X $10) will be charged a rate of 4%, which is the second-year rate shown in the table above. The resulting sales charge will be 4% X $400, which will be $16.

The contingent deferred sales charge may be waived for redemptions of Class B shares under these circumstances: (1) Following the death or post-purchase disability of a shareholder, as defined in Section 72(m)(7) of the Code; (2) In connection with certain distributions from an IRA or other retirement plan, as described in the SAI, including IRA distributions made to shareholders over age 59 1/2; (3) According to a systematic withdrawal plan -- but limited to 12% annually of the value of the account at the time the plan is established; and
(4) In connection with the liquidation by the Fund or Portfolio of a shareholder's account as described under "How to Sell Shares."

YOU MUST NOTIFY THE FUND OR PORTFOLIO WHENEVER YOU ARE ENTITLED TO A WAIVER OR REIMBURSEMENT OF CDSC.

CONVERSION FEATURE. Class B shares that remain outstanding for eight years will convert to Class A shares of the same Fund or Portfolio based on the relative NAVs at the time of conversion.

Some investors buy shares at several different times and reinvest dividends and capital gains over an extended period. Each time a conversion takes place, a pro-rata portion of shares of the same class acquired through the reinvestment of dividends and capital gain distributions also will convert to Class A shares.

The conversion of Class B shares to Class A shares is subject to a favorable ruling from the Internal Revenue Service or a determination by the Board of Trustees, after consultation with legal counsel that such conversion will not be subject to federal income taxes. There cannot be any assurance that a ruling or determination will be available. If they should not be available, the conversion of Class B shares to Class A shares would not occur and those shares would continue to be subject to higher expenses than Class A shares for an indefinite period. Class B shares of Funds of WM Trust I purchased prior to March 20, 1998, will generally convert to Class A shares six years after they were initially purchased. Please see the SAI for further information.

DISTRIBUTION OF INCOME AND CAPITAL GAINS

The Funds and Portfolios distribute dividends from net investment income (which is essentially interest and dividends from securities held), minus expenses. They also make capital gain distributions if realized gains from the sale of securities exceed realized losses. The amount of dividends of net investment income and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Fund or Portfolio. Dividends from the net investment income of the Money, Fixed-Income and Municipal Funds and the Balanced, Flexible Income and Income Portfolios will normally be declared daily and paid monthly. Dividends from the net investment income of the Bond & Stock and Growth & Income Funds and the Conservative Growth Portfolio will normally be declared and paid quarterly. Dividends from the net investment income of the Growth Fund and the Strategic Growth Portfolio will normally be declared and paid semiannually. Dividends from the net investment income of the Northwest, Emerging Growth and International Growth Funds will normally be declared and paid annually. Except as otherwise specified, the Funds and Portfolios distribute capital gains, if any, at least annually, normally in December.

You have three choices regarding what you do with dividends and capital gain distributions. You can make your choice at the time of your initial purchase or by contacting the Funds' offices or your investment representative. The options include:

AUTOMATIC REINVESTMENT. This procedure is automatically effective unless you choose another option. All dividends and capital gain distributions are reinvested into additional shares of the Fund or Portfolio.

REINVEST DIVIDENDS IN ANOTHER FUND OR PORTFOLIO. Income dividends may be automatically invested in the same class of shares of another Fund or Portfolio, provided that Fund or Portfolio is available for sale in your state of residence.

CASH PAYMENT OF ALL DISTRIBUTIONS. All dividends and capital gain distributions are deposited to your pre-authorized bank account or paid by check.

Reinvestments of income dividends and capital gain distributions are made at the closing NAV on the day dividends or distributions are deducted from the Fund's assets.

If you've chosen to receive dividends or capital gain distributions in cash and your check is returned as undeliverable, the Funds reserve the right (but are not obligated) to reinvest your check at the then-current NAV and to automatically reinvest subsequent dividends and capital gain distributions in your account. The Funds may also automatically reinvest dividends or distributions of $10 or less.

HOW TO SELL SHARES

YOU MAY REDEEM SHARES AT ANY TIME. The price paid per share will be the next NAV that is calculated (less any applicable CDSC).

TELEPHONE. You may authorize telephone transactions on your Fund account application. Provided you have pre-authorized these transactions, you may redeem or exchange shares by telephoning 800-222-5852. You may also request these transactions through your investment representative. Proceeds may be directed to a pre-authorized bank or broker account or to the address of record for the account. Exchanges also may be made by telephone.

It may be difficult to reach the Trusts' offices by telephone during periods of unusual economic or market activity. Please be persistent if this occurs. The Funds' and Portfolios' transfer agent is committed to extending its 5:00 a.m. to 6:00 p.m. Pacific time business hours during such periods.

For your protection, all telephone instructions are verified by requesting personal shareholder information, providing written confirmations of each telephone transaction, and recording telephone instructions. WM Shareholder Services, Inc. ("Shareholder Services" or the "Transfer Agent") may require a Letter of Authorization, other documents, or authorization from your broker to initiate telephone redemptions of $50,000 or more that are not directed to your pre-authorized bank or broker account. If these or other reasonable procedures are used, neither the Transfer Agent nor the Funds or Portfolios will be liable for following telephone instructions which they reasonably believe to be genuine. Shareholders assume the risk of any losses in such cases. However, the Transfer Agent or the Trusts may be liable for any losses because of unauthorized or fraudulent telephone instructions if they fail to follow reasonable procedures.

WRITTEN REQUEST. Redemptions also may be requested by writing the Trusts' offices. Written requests may require a signature guarantee, as discussed below, and the return of any outstanding share certificates. Changes in pre-authorized redemption instructions or your account registration may also require signature guarantees. For your protection, the signature(s) must be guaranteed by an eligible guarantor institutions which includes banks, credit unions, broker dealers, national securities exchanges, savings institutions as well as medallion signature guarantee.

PROMPT PAYMENT. Payment normally will be made on the next business day after redemption, but no later than seven days after the transaction, unless you recently purchased Fund shares by check or Automated Clearing House transfer. In that case, redemption proceeds may be delayed for up to 15 days, until the Transfer Agent verifies collection of funds. Redemption proceeds will be sent by check or Automated Clearing House transfer to your bank account without charge. Wire redemption proceeds may be subject to a $10 fee. The receiving bank also may charge a fee.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders may choose to receive specific cash withdrawals on a periodic basis. A $5,000 minimum balance in the applicable Fund or $10,000 in the applicable Portfolio is required to establish a systematic withdrawal plan (the minimum balance requirement is waived for IRA accounts). Shares of the Fund or Portfolio will be redeemed to provide the requested payment. Naturally, withdrawals that continually exceed dividend income and capital gains will eventually exhaust the account. Class B shareholders may use a systematic withdrawal plan to redeem up to 12% of the beginning balance annually without incurring a contingent deferred sales charge. The beginning balance is the account balance at the time the plan is established.

OTHER CONSIDERATIONS. It is costly to maintain small accounts. Accordingly, an account may be closed after 90 days' written notice if the total account value falls below a minimum (currently $7,000 for the Portfolios and $700 for the Funds or, in the case of an IRA account, $300 for the Funds and $500 for the Portfolios) when any transfer or redemption is made. Shares will be redeemed at the next calculated NAV, less any applicable CDSC, on the day the account is closed. To prevent an account closure, investors may purchase shares to bring their account balance above the minimum during the 90-day grace period.

IRAS AND OTHER TAX-SHELTERED RETIREMENT PLANS

Shares of the Funds or Portfolios may be appropriate for many retirement plans, including IRAs. Retirement plan contributions are tax deductible in some cases, and earnings compound on a tax-deferred basis until withdrawn.

Information about IRAs and other qualified retirement plans is available from the Trusts' offices or your Investment Representative.

EXCHANGE PRIVILEGE AND RESTRICTIONS

You may exchange shares of any of the Funds or Portfolios for shares of the same class of any other of the Funds or Portfolios. Exchanges of shares are sales and may result in a gain or loss for income tax purposes.

Exchanges are made at the relative NAVs of the shares being exchanged. No additional sales charge will be incurred when exchanging shares from a Fund which imposes an initial or contingent deferred sales charge. Any contingent deferred sales charge on the subsequent sale of shares acquired by exchange will be based on the contingent deferred sales charge schedule of the Fund from which the shares were initially purchased. Shares exchanged from a Money Fund will be subject to the acquired Fund's sales charge unless the shares given in exchange were previously exchanged from a Fund that imposes an initial or contingent deferred sales charge.

All exchanges are subject to the minimum investment requirements of the Fund or Portfolio being acquired and to its availability for sale in your state of residence. You may arrange for automatic monthly exchanges. The Funds and Portfolios reserve the right to refuse any order for the purchase of shares, including those by exchange. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund or Portfolio and, consequently, may be disallowed.

DIVIDENDS, CAPITAL GAINS AND TAXES

Each Fund and each Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Fund and Portfolio will distribute substantially all of its ordinary income and capital gain net income on a current basis.

You are responsible for federal income tax (and state and local income taxes, if applicable) on dividends and capital gain distributions. This is true whether such dividends or distributions are paid in cash or reinvested in additional shares. You will be advised annually as to the amount and tax status of these dividends and distributions.

Generally, dividends paid by the Funds and Portfolios from interest, dividends or net short-term capital gains will be taxed as ordinary income. Distributions designated by the Fund or Portfolio as deriving from net gains on securities held for more than one year are taxable as such (generally at a 20% tax rate), regardless of how long you have held your shares. Distributions of gains realized in 1997 may be subject to tax at a 28% rate.

A dividend or distribution made shortly after the purchase of shares of a Fund or Portfolio by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

Because of tax law requirements, you must provide the Trusts an accurate and certified taxpayer identification number (for individuals, a Social Security number) to avoid the 31% "back-up" withholding tax.

Early in each calendar year each Fund and Portfolio will notify you of the amount and tax status of distributions paid to you for the preceding year.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE MUNICIPAL FUNDS, THE TAX-EXEMPT MONEY MARKET FUND AND THE CALIFORNIA MONEY FUND. Dividends paid by any of the Municipal Funds, the Tax-Exempt Money Market Fund or the California Money Fund that are derived from interest earned on qualifying tax-exempt obligations will be "exempt-interest" dividends that shareholders may exclude from their gross income for federal income tax purposes, if at the close of each quarter of that Fund's taxable year at least 50 percent of the Fund's total assets consists of obligations the interest on which is excludable from gross income for federal income tax purposes. To the extent that any of these Funds invest in AMT-Subject Bonds, any exempt-interest dividends derived from interest on such AMT-Subject Bonds are a specific preference item for purposes of the federal alternative minimum tax for individuals and corporations. In any event, all exempt-interest dividends will be a component of adjusted current earnings for purposes of computing the federal corporate alternative minimum tax.

Part or all of the interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Municipal Funds, the Tax-Exempt Money Market Fund and the California Money Fund is not deductible for federal income tax purposes. The Municipal Funds, the Tax-Exempt Money Market Fund and the California Money Fund may not be an appropriate investment for persons (including corporations and other business entities) who are not currently subject to federal income tax (such as certain qualified retirement accounts) or who are "substantial users" (or who are related to substantial users) of facilities financed by "private activity bonds" or certain industrial development bonds. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds. Entities or persons who are "substantial users" (or persons related to "substantial users") should consult their tax advisors before purchasing shares of the Municipal Funds or the California Money Fund.

Shareholders who receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in the Municipal Funds, the Tax-Exempt Money Market Fund or the California Money Fund may have on the taxation of your benefits.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE FLORIDA INSURED MUNICIPAL FUND. Florida does not impose an income tax on individuals. Accordingly, dividends or distributions by the Florida Insured Municipal Fund to an individual who is a Florida resident are not subject to state income tax in Florida. Florida imposes an income tax on corporations. Corporate taxpayers should consult their tax advisor concerning the Florida income tax treatment of dividends or distributions. Florida imposes an intangible personal property tax on shares of the Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.

The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Fund shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Fund's portfolio includes, on the last business day of the preceding calendar year, only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, which are exempt from that tax.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE CALIFORNIA MONEY FUND, CALIFORNIA MUNICIPAL FUND AND CALIFORNIA INSURED INTERMEDIATE MUNICIPAL
FUND. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each of the California Money Fund, California Municipal Fund and California Insured Intermediate Municipal Fund (the "California Funds") consist of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax-Exempt Obligations"), and if each of the California Funds continues to qualify as a regulated investment company for federal income tax purposes, then each respective California Fund will be qualified to pay dividends, subject to certain limitations, to its shareholders that are exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax ("California exempt-interest dividends"). However, the total amount of California exempt-interest dividends paid by each of the California Funds to each of the California Fund's non-corporate shareholders with respect to any taxable year cannot exceed the amount of interest received by such California Fund during such year on California Tax-Exempt Obligations less any expenses and expenditures (including any dividends paid to corporate shareholders) deemed to have been paid from such interest. If the aggregate dividends exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends will be treated as a California exempt-interest dividend. Dividend distributions that do not qualify for treatment as California exempt-interest dividends will be taxable to shareholders at ordinary tax rates for California personal income tax purposes. In addition, shareholders who receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in one of these Funds may have on the taxation of these benefits.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE INTERNATIONAL GROWTH FUND. If at the end of the International Growth Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund intends to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them. In this case, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes.

In addition, investment by a Fund in an entity that qualifies as a "passive foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment. This tax or charge may be avoided, however, by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE OR LOCAL TAX CONSEQUENCES OF INVESTING IN THE FUNDS OR PORTFOLIOS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUNDS OR PORTFOLIOS.

                                  ORGANIZATION

The Municipal Funds, other than the Tax-Exempt Bond Fund, and the California Money, Short Term High Quality Bond, Target Maturity 2002, Growth, International Growth and Emerging Growth Funds are series of WM Trust II, a Massachusetts business trust organized on February 22, 1989. The Portfolios are series of WM Strategic Asset Management Portfolios, a Massachusetts business trust organized on March 26, 1996. The remaining Funds are series of WM Trust I, a Massachusetts business trust organized on September 19, 1997. The Trusts are governed by a common Board of Trustees, which oversees the Trusts' activities and is responsible for protecting the interests of shareholders.

Each Trust is classified as an open end management investment company under the 1940 Act.

Although each Trust is offering only its own shares in this Prospectus, it is possible that a Trust might become liable for any misstatement in the prospectus about another of the Trusts. The Trustees of each Trust have considered this factor in approving the use of a single prospectus.

Each of the Money Market, Tax-Exempt Money Market, Short Term High Quality Bond, Target Maturity 2002, U.S. Government Securities, Income, High Yield, Tax-Exempt Bond, Bond & Stock, Growth & Income, Growth, International Growth, Northwest and Emerging Growth Funds and the Portfolios is a diversified series of the relevant Trust. Each of the California Money, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds is a non-diversified series of WM Trust II. See "Common Investment Practices - Non-Diversified Status."

Each of the Funds (other than the Target Maturity 2002 Fund) and Portfolios is offering only its Class A and Class B shares, and the Target Maturity 2002 Fund is offering only its Class A shares, pursuant to this Prospectus. Each Fund and Portfolio may also offer other classes of shares with different sales charges and expenses. Because of those different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, call the WM Group at 800-222-5852. Each share of the Funds and Portfolios has one vote, with fractional shares voting proportionally.

HOW NAV IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier.

ADVISOR AND SUB-ADVISORS

The Funds and Portfolios are managed by WM Advisors, Inc., which is referred to as the Advisor in this Prospectus. The Advisor's address is 1201 Third Avenue, Suite 1400, Seattle, Washington 98101. The Advisor has delegated portfolio management responsibilities in respect of the Growth, California Municipal, Florida Insured Municipal, California Insured Interme-diate Municipal and International Growth Funds, and it is expected that the Advisor will, effective January 1, 1999, delegate portfolio management responsibility in respect of the Tax-Exempt Bond Fund, to a sub-advisor. Each Fund and Portfolio may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of the Advisor and the sub-advisors to the Funds indicated below. For more information see the SAI.

The Advisor has been in the business of investment management since 1944. Its responsibilities include formulating each Fund's and Portfolio's investment policies (subject to the terms of this Prospectus), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors and monitoring each Fund's or Portfolio's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Funds and Portfolios. In connection with its service as investment advisor to each Fund and Portfolio, the Advisor may engage one or more sub-advisors to provide investment advisory services to any of the Funds or Portfolios and may change or eliminate any such sub-advisor if it deems such action to be in the best interests of a Fund or Portfolio and its shareholders. Where the Advisor has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Fund's or Portfolio's assets. The Advisor is an indirect wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The following organizations, under the supervision of the Advisor, act as sub-advisors to the Funds indicated below, and are responsible for continuously reviewing, supervising and administering such Funds' respective investment programs:

JANUS, 100 Fillmore Street, Denver, Colorado 80206, acts as sub-advisor to the Growth Fund. Janus is an indirectly majority owned subsidiary of Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Janus has been providing investment advice to mutual funds or other large institutional clients since 1970. As of March 27, 1998, Janus' assets under management were in excess of $67.8 billion.

VAN KAMPEN, One Parkview Plaza, Oakbrook, Illinois 60181, acts as sub-advisor to the California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds. Subject to shareholder approval, it is expected that, effective January 1, 1999, Van Kampen will become sub-advisor to the Tax-Exempt Bond Fund. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a publicly held global financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional and investment company clients and, together with its affiliates, had aggregate assets under management or supervision, as of June 5, 1998, of more than $3.9 billion.

WARBURG, 466 Lexington Avenue, New York, New York 10017, acts as sub-advisor to the International Growth Fund. Warburg is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 30, 1998, Warburg managed approximately $15 billion of assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP & Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP & Co., may be deemed to control both WP & Co. and Warburg.

INDIVIDUAL FUND MANAGERS

Gary J. Pokrzywinski, CFA, Vice President and Senior Portfolio Manager of the Advisor, is primarily responsible for the day-to-day management of the High Yield, Income, Short Term High Quality Bond and Target Maturity 2002 Funds. He has managed such Funds since March 1998, 1992, January 1998 and January 1998, respectively, and has been employed by the Advisor since 1992. Effective November 1, 1998, Craig V. Sosey, Vice President and Portfolio Manager of the Advisor, is primarily responsible for the day-to-day management of the U.S. Government Securities Fund. He has been employed by the Advisor since May 1998. Prior to that he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years. He holds an MBA from University of California Berkeley. Philip M. Foreman, CFA, Vice President and Senior Portfolio Manager of the Advisor, is primarily responsible for the day-to-day management of the Growth & Income Fund. He has managed the Fund since 1991 and has been employed by the Advisor since 1991. Jeffrey D. Huffman, CFA, Vice President and Senior Portfolio Manager of the Advisor, has had primary responsibility for the day-to-day management of the Bond & Stock Fund since 1995. Prior to 1995, Mr. Huffman was Vice President of Trust Investments for First Interstate Bank since 1994 and a portfolio manager at Safeco since 1992. David W. Simpson, CFA, Vice President and Senior Portfolio Manager of the Advisor, has had primary responsibility for the day-to-day management of the Northwest Fund since 1993 and he and Linda C. Walk, CFA, who is Vice President and Portfolio Manager of the Advisor, have been co-managers of the Emerging Growth Fund since March 1998. Mr. Simpson has been employed by the Advisor since 1993. Prior to 1997, Ms. Walk was a portfolio manager at Laird Norton Trust Company since 1996, a valuation consultant for Ernst & Young LLP since 1994, and a valuation consultant for Management Advising Services since 1990. Brian Placzek, CFA, Vice President and Portfolio Manager of the Advisor, has had primary responsibility for the day-to-day management of the Tax-Exempt Bond Fund since 1995 and has been employed by the Advisor since 1990. Audrey S. Quaye, CPA, Vice President and Portfolio Manager of the Advisor, is primarily responsible for the day-to-day management of the Money Market Fund, the Tax-Exempt Money Market Fund and the California Money Fund. She has managed such Funds since 1997, 1997, and March 1998, respectively, and has been employed at the Advisor since 1996. Prior to 1996, Ms. Quaye worked at the Benham Group as a municipal credit analyst. Stephen C. Scott, Senior Portfolio Manager, has had primary responsibility for the day-to-day management of the Strategic Growth Portfolio, the Conservative Growth Portfolio, the Balanced Portfolio, the Flexible Income Portfolio and the Income Portfolio since their inception. Mr. Scott has been employed by WM Advisors, Inc since March of 1998, prior to that date he was employed by Sierra Investment Services Corporation with essentially identical responsibility for the Portfolios.

Warren B. Lammert has had primary responsibility for the day-to-day management of the Growth Fund since its inception. Mr. Lammert is a Vice President of Janus. Mr. Lammert joined Janus in 1987, and his duties at Janus include the management of separate equity accounts.

Since May 1992, Joseph A. Piraro, Vice President of Van Kampen, has had primary responsibility for the day-to-day management of the California Municipal Fund. Mr. Piraro has been employed by Van Kampen since 1992. Mr. Piraro has also had primary responsibility for the day-to-day management of the California Insured Intermediate Municipal Fund since the Fund's inception. Since January 1997, Thomas M. Byron, Vice President of Van Kampen, has had primary responsibility for the day-to-day management of the Florida Insured Municipal Fund. Mr. Byron has been at Van Kampen for over 15 years and prior to taking over responsibility for managing the Fund, Mr. Byron was Head Buyer and Manager of Van Kampen's Unit Investment Trust desk. Subject to shareholder approval, it is expected that David C. Johnson, Senior Vice President of Van Kampen, will have primary responsibility for the day-to-day management of the Tax-Exempt Bond Fund's portfolio effective January 1, 1999. Mr. Johnson has been employed by Van Kampen since 1989.

The following people are primarily responsible for the day-to-day management of the International Growth Fund: Harold W. Ehrlich, CFA, CIC, Managing Director of Warburg, has 14 years of investment experience. Prior to 1998, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Todd Jacobson, CFA, Vice President of Warburg. Prior to joining Warburg in 1997, Mr. Jacobson was an analyst at Brown Brothers Harriman from 1993 to 1997.

TRANSFER AGENT AND CUSTODIAN

WM Shareholder Services, Inc., referred to as Shareholder Services in this Prospectus, provides transfer agency and other shareholder services. Shareholder Services is an indirect wholly owned subsidiary of Washington Mutual, located at 1201 Third Avenue, Suite 1400, Seattle, Washington 98101. The Custodian for the Funds and the Portfolios is Boston Safe Deposit and Trust Co., which is located at One Boston Place, Boston, Massachusetts 02108. Shareholder Services may charge a fee for special services, such as providing historical account documents, that are beyond the normal scope of its services.

DISTRIBUTOR

WM Funds Distributor, Inc., referred to as the Distributor in this Prospectus, is the distributor of the Class A and Class B shares of the Funds. The Distributor, located at 1300 Twenty-First Street, Sacramento, California 95814, is an indirect wholly owned subsidiary of Washington Mutual.

Each of the Funds (other than the Target Maturity 2002 Fund, which offers only Class A shares) has adopted distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A and Class B and shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. The Target Maturity 2002 Fund has adopted a 12b-1 Plan applicable to its Class A shares. Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B shares at an annual rate of 0.75% of the average daily net assets of such shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 Plans are characterized by the SEC as "compensation-type" plans.

In addition to providing for the expenses discussed above, each Rule 12b-1 Plan also recognizes that the Advisor may use its investment advisory fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's or Portfolio's shares. The Distributor may, from time to time, pay to other dealers, in connection with retail sales or the distribution of shares of a Fund or Portfolio, material compensation in the form of merchandise or trips. Salespersons, including representatives of WM Financial Services, Inc. (a subsidiary of Washington Mutual), and any other person entitled to receive any compensation for selling or servicing Fund or Portfolio shares may receive different compensation with respect to one particular class of shares over another, and may receive additional compensation or other incentives for selling Fund or Portfolio shares.

MANAGEMENT AND ADMINISTRATIVE FEES

Each Fund and each Portfolio pays a management fee to the Advisor. The management fee is calculated and paid to the Advisor every month. The management fee for each Fund and Portfolio is based upon a percentage of the average net assets of such Fund or Portfolio. Absent fee waivers, the total management fee for each Fund and Portfolio as provided in the investment advisory agreement of the Fund or Portfolio is as follows:

FUNDS                                              Fees
-----------------------------------------------------------------------
Money Market and Tax-Exempt Money
  Market Funds....................  0.45% of the first $1 billion,
                                    0.40% thereafter
California Money Fund.............  0.45% of the first $500 million,
                                    0.40% thereafter
Short Term High Quality Bond
  Fund............................  0.50% of the first $200 million,
                                    0.45% of the next $300 million,
                                    0.40% thereafter
Target Maturity 2002 Fund.........  0.25% of all assets
U.S. Government Securities,
  Income, High Yield, Bond & Stock
  and Growth & Income Funds.......  0.625% of the first $250 million,
                                    0.50% thereafter
Tax-Exempt Bond Fund..............  0.50% of the first $250 million,
                                    0.40% thereafter
California Municipal, California
  Insured Intermediate Municipal
  and Florida Insured Municipal
  Funds...........................  0.70% of the first $500 million,
                                    0.55% thereafter
Northwest Fund....................  0.625% of the first $500 million,
                                    0.50% of the next $500 million,
                                    0.375% thereafter
Growth Fund.......................  1.10% of the first $100 million,
                                    1.05% of the next $100 million,
                                    1.025% thereafter
Emerging Growth Fund..............  1.05% of the first $100 million,
                                    1.00% of the next $400 million,
                                    0.90% thereafter
International Growth Fund.........  1.10% of the first $50 million,
                                    1.00% of the next $75 million,
                                    0.80% thereafter
Each of the Portfolios............  0.15% of all assets

Each of the Portfolios, unlike the Funds, also pays an administrative fee at the annual rate of 0.50% of the average net assets to the Transfer Agent.

The Advisor has voluntarily undertaken, through October 31, 1999, to waive a portion of its management fees for the following Funds to the extent that total Fund operating expenses for Class A shares would otherwise exceed the indicated annual rates:

                                                     Total Fund
FUNDS                                            Operating Expenses
-------------------------------------------------------------------
Money Market Fund..............................        0.73%
Tax-Exempt Money Market Fund...................        0.57%
California Money Fund..........................        0.85%
Short Term High Quality Bond Fund..............        0.82%
Target Maturity 2002 Fund......................        1.00%
California Municipal Fund......................        0.88%
California Insured Intermediate Municipal
  Fund.........................................        1.00%
Florida Insured Municipal Fund.................        1.00%
Growth & Income Fund...........................        1.01%
Growth Fund....................................        1.30%
Income Portfolio...............................        1.00%
Flexible Income Portfolio......................        1.00%

In addition, the Distributor has agreed to waive its distribution fees for Class B shares of the following Funds to the extent that total Fund operating expenses for Class B shares would otherwise exceed the indicated annual rates.

                                                     Total Fund
FUNDS                                            Operating Expenses
-------------------------------------------------------------------
Income Fund....................................        1.83%
Growth & Income Fund...........................        1.76%
Growth Fund....................................        2.05%

In addition, the Advisor has voluntarily undertaken, through October 31, 1999, to waive a portion of its management fees in excess of the following indicated annual rates:

FUNDS                                              Management Fees
------------------------------------------------------------------
U.S. Government Securities Fund..................       0.50%
High Yield Fund..................................       0.00%
California Municipal Fund........................       0.50%
California Insured Intermediate Municipal Fund...       0.50%
Florida Insured Municipal Fund...................       0.50%
Growth Fund......................................       0.85%
Emerging Growth Fund.............................       0.85%

SUB-ADVISORY FEES

The Advisor retains only the net amount of the management fees paid to it after the sub-advisory fees described below are paid to the sub-advisors. The Advisor pays to the sub-advisors for the Funds listed below a monthly fee at an annual rate of the following percentages of the average net assets of each such Fund:

SUBADVISOR/FUNDS                                   Fees
-----------------------------------------------------------------------
VAN KAMPEN
  California Municipal Fund.......  0.20% of first $150 million
                                    0.15% thereafter
  Florida Insured Municipal
    Fund..........................  0.20% of first $75 million
                                    0.125% thereafter
  California Insured Intermediate
    Municipal Fund................  0.20% of first $75 million
                                    0.125% thereafter
  Tax-Exempt Bond Fund*...........  0.10% of average daily net assets
JANUS
  Growth Fund.....................  0.55% of first $100 million
                                    0.50% thereafter
WARBURG
  International Growth Fund.......  0.50% of average daily net assets

* Effective January 1, 1999 subject to shareholder approval.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUNDS' AND PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' AND PORTFOLIOS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR PORTFOLIOS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights set forth below on the following pages present financial and performance information for each of the Funds and Portfolios, except for the High Yield Fund which has not yet completed a fiscal period. Additional information about the performance of the Funds and Portfolios is contained in the Funds' and Portfolios' Semi-Annual and Annual Reports to Shareholders for the periods ended April 30, 1998 and June 30, 1998, respectively, as applicable. Copies of these reports and the financial statements and notes thereto contained therein, are incorporated into this Prospectus by reference, and may be obtained by shareholders without charge from WM Funds Distributor, Inc. (the "Distributor") by calling 800-222-5852. Except as otherwise stated below, the information provided below with respect to each of the Funds within WM Trust I (Money Market, Tax-Exempt Money Market, Income, U.S. Government Securities, Tax-Exempt Bond, Bond & Stock, Growth & Income and Northwest Funds) has been audited by LeMaster & Daniels PLLC, and the information provided below with respect to each of the Funds within WM Trust II (California Money, Short Term High Quality Bond,

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Target Maturity 2002, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Funds) and the Portfolios has been audited by PricewaterhouseCoopers LLP, whose reports on such Funds' and Portfolios' financial statements are incorporated by reference into the SAI and may be obtained by shareholders by calling 800-222-5852.
  MONEY MARKET FUND   CLASS A SHARES

                                PERIOD ENDED                         YEAR ENDED DECEMBER 31,
                                 APRIL 30,     -------------------------------------------------------------------
                                   1998+        1997      1996      1995      1994      1993      1992      1991
                                ----------------------------------------------------------------------------------
                                (UNAUDITED)
Net Asset Value,
Beginning of Period...........    $1.0000      $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                  -------      -------   -------   -------   -------   -------   -------   -------
 INCOME FROM
 INVESTMENT OPERATIONS:
  Net Investment Income.......     0.0163       0.0493    0.0476    0.0519    0.0341    0.0238    0.0302    0.0526
  Net Realized & Unrealized
   Gain on Investments........          -            -         -         -         -         -         -         -
                                  -------      -------   -------   -------   -------   -------   -------   -------
    Total From Investment
    Operations................     0.0163       0.0493    0.0476    0.0519    0.0341    0.0238    0.0302    0.0526
                                  -------      -------   -------   -------   -------   -------   -------   -------
 LESS DISTRIBUTIONS:
  Dividends from Net
   Investment Income..........    (0.0163)     (0.0493)  (0.0476)  (0.0519)  (0.0341)  (0.0238)  (0.0302)  (0.0526)
  Distributions from Net
   Realized Gains.............          -            -         -         -         -         -         -         -
                                  -------      -------   -------   -------   -------   -------   -------   -------
    Total Distributions.......    (0.0163)     (0.0493)  (0.0476)  (0.0519)  (0.0341)  (0.0238)  (0.0302)  (0.0526)
                                  -------      -------   -------   -------   -------   -------   -------   -------
Net Asset Value,
End of Period.................    $1.0000      $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                  =======      =======   =======   =======   =======   =======   =======   =======
Total Return(5)...............      1.64%        5.04%     4.88%     5.33%     3.47%     2.41%     3.07%     5.41%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period
   ($1,000's).................   $354,348      $260,877  $229,355  $171,225  $125,651  $135,187  $141,193  $178,741
  Ratio of Operating Expenses
   to Average Net Assets(4)...      0.69%(2)     0.75%     0.79%     0.92%     0.95%     0.97%     0.88%     0.93%
  Ratio of Net Investment
   Income to Average Net
   Assets.....................      4.85%(2)     4.93%     4.77%     5.19%     3.39%     2.38%     3.04%     5.33%
  Ratio of Operating Expenses
   to Average Net Assets
   Without Fee Waivers,
   Expenses Absorbed and/or
   Credits Allowed by the
   Custodian..................      0.69%(2)     0.83%     0.89%     1.04%     1.04%     1.03%     0.88%     0.93%

                                  YEAR ENDED DECEMBER 31,
                                ---------------------------
                                 1990      1989      1988
                                ---------------------------

Net Asset Value,
Beginning of Period...........  $1.0000   $1.0000   $1.0000
                                -------   -------   -------
 INCOME FROM
 INVESTMENT OPERATIONS:
  Net Investment Income.......   0.0733    0.0826    0.0668
  Net Realized & Unrealized
   Gain on Investments........        -         -         -
                                -------   -------   -------
    Total From Investment
    Operations................   0.0733    0.0826    0.0668
                                -------   -------   -------
 LESS DISTRIBUTIONS:
  Dividends from Net
   Investment Income..........  (0.0733)  (0.0826)  (0.0668)
  Distributions from Net
   Realized Gains.............        -         -         -
                                -------   -------   -------
    Total Distributions.......  (0.0733)  (0.0826)  (0.0668)
                                -------   -------   -------
Net Asset Value,
End of Period.................  $1.0000   $1.0000   $1.0000
                                =======   =======   =======
Total Return(5)...............    7.61%     8.60%     6.85%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period
   ($1,000's).................  $252,051  $256,017  $180,130
  Ratio of Operating Expenses
   to Average Net Assets(4)...    0.97%     1.06%     1.01%
  Ratio of Net Investment
   Income to Average Net
   Assets.....................    7.33%     8.26%     6.68%
  Ratio of Operating Expenses
   to Average Net Assets
   Without Fee Waivers,
   Expenses Absorbed and/or
   Credits Allowed by the
   Custodian..................    0.97%     1.00%     1.01%

  MONEY MARKET FUND   CLASS B SHARES

                                                              PERIOD ENDED     YEAR ENDED DECEMBER 31,     MAY 2, 1994 TO
                                                               APRIL 30,     ---------------------------    DECEMBER 31,
                                                                 1998+        1997      1996      1995        1994(1)
                                                              -----------------------------------------------------------
                                                              (UNAUDITED)
Net Asset Value, Beginning of Period........................    $1.0000      $1.0000   $1.0000   $1.0000      $1.0000
                                                                -------      -------   -------   -------      -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................     0.0136       0.0407    0.0384    0.0421       0.0184
  Net Realized & Unrealized Gain on Investments.............          -            -         -         -            -
                                                                -------      -------   -------   -------      -------
    Total From Investment Operations........................     0.0136       0.0407    0.0384    0.0421       0.0184
                                                                -------      -------   -------   -------      -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................    (0.0136)     (0.0407)  (0.0384)  (0.0421)     (0.0184)
  Distributions from Net Realized Gains.....................          -            -         -         -            -
                                                                -------      -------   -------   -------      -------
    Total Distributions.....................................    (0.0136)     (0.0407)  (0.0384)  (0.0421)     (0.0184)
                                                                -------      -------   -------   -------      -------
Net Asset Value, End of Period..............................    $1.0000      $1.0000   $1.0000   $1.0000      $1.0000
                                                                =======      =======   =======   =======      =======
Total Return(5).............................................      1.36%        4.15%     3.91%     4.30%        2.78%(2)
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................     $3,216         $471      $117       $74          $11
  Ratio of Operating Expenses to Average Net Assets(4)......      1.71%(2)     1.59%     1.69%     1.94%        1.93%(2)
  Ratio of Net Investment Income to Average Net Assets......      3.83%(2)     4.15%     3.87%     4.19%        3.29%(2)
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................      1.71%(2)     1.80%     1.90%     2.10%        2.62%(2)

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  TAX-EXEMPT MONEY MARKET FUND   CLASS A SHARES

                               PERIOD ENDED                    YEAR ENDED DECEMBER 31,
                                APRIL 30,     ---------------------------------------------------------
                                  1998+        1997      1996      1995      1994      1993      1992
                               ------------------------------------------------------------------------
                               (UNAUDITED)
Net Asset Value,
Beginning of Period..........    $1.0000      $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                 -------      -------   -------   -------   -------   -------   -------
 INCOME FROM
 INVESTMENT OPERATIONS:
  Net Investment Income......     0.0102       0.0314    0.0301    0.0339    0.0235    0.0203    0.0238
  Net Realized & Unrealized
   Gain on Investments.......          -            -         -    0.0054         -         -         -
                                 -------      -------   -------   -------   -------   -------   -------
    Total From Investment
    Operations...............     0.0102       0.0314    0.0301    0.0393    0.0235    0.0203    0.0238
                                 -------      -------   -------   -------   -------   -------   -------
 LESS DISTRIBUTIONS:
  Dividends from Net
   Investment Income.........    (0.0102)     (0.0314)  (0.0301)  (0.0339)  (0.0235)  (0.0203)  (0.0238)
  Distributions from Net
   Realized Gains............          -            -         -    (.0054)        -         -         -
                                 -------      -------   -------   -------   -------   -------   -------
    Total Distributions......    (0.0102)      0.0314   (0.0301)  (0.0393)  (0.0235)  (0.0203)  (0.0238)
                                 -------      -------   -------   -------   -------   -------   -------
Net Asset Value,
End of Period................    $1.0000      $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                 =======      =======   =======   =======   =======   =======   =======
Total Return(5)..............      1.02%        3.18%     3.05%     4.01%     2.37%     2.06%     2.41%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period
   ($1,000's)................    $27,330      $32,134   $31,974   $30,988   $33,612   $34,513   $32,425
  Ratio of Operating Expenses
   to Average Net
   Assets(4).................      0.59%(2)     0.57%     0.57%     0.61%     0.60%     0.50%     0.57%
  Ratio of Net Investment
   Income to Average Net
   Assets....................      3.09%(2)     3.14%     3.01%     3.39%     2.33%     2.03%     2.36%
  Ratio of Operating Expenses
   to Average Net Assets
   Without Fee Waivers,
   Expenses Absorbed and/or
   Credits Allowed by the
   Custodian.................      0.78%(2)     0.71%     0.72%     0.81%     0.76%     0.77%     0.81%

                                                             JANUARY 28,
                                 YEAR ENDED DECEMBER 31,       1998 TO
                               ---------------------------   DECEMBER 31,
                                1991      1990      1989       1988(1)
                               ------------------------------------------

Net Asset Value,
Beginning of Period..........  $1.0000   $1.0000   $1.0000     $1.0000
                               -------   -------   -------     -------
 INCOME FROM
 INVESTMENT OPERATIONS:
  Net Investment Income......   0.0410    0.0561    0.0587      0.0381
  Net Realized & Unrealized
   Gain on Investments.......        -         -         -           -
                               -------   -------   -------     -------
    Total From Investment
    Operations...............   0.0410    0.0561    0.0587      0.0381
                               -------   -------   -------     -------
 LESS DISTRIBUTIONS:
  Dividends from Net
   Investment Income.........  (0.0410)  (0.0561)  (0.0587)    (0.0381)
  Distributions from Net
   Realized Gains............        -         -         -           -
                               -------   -------   -------     -------
    Total Distributions......  (0.0410)  (0.0561)  (0.0587)    (0.0381)
                               -------   -------   -------     -------
Net Asset Value,
End of Period................  $1.0000   $1.0000   $1.0000     $1.0000
                               =======   =======   =======     =======
Total Return(5)..............    4.19%     5.77%     6.05%       4.10%(2)
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period
   ($1,000's)................  $40,060   $43,379   $25,113      $8,031
  Ratio of Operating Expenses
   to Average Net
   Assets(4).................    0.44%     0.24%     0.09%       0.75%(2)
  Ratio of Net Investment
   Income to Average Net
   Assets....................    4.11%     5.60%     5.97%       3.81%(2)
  Ratio of Operating Expenses
   to Average Net Assets
   Without Fee Waivers,
   Expenses Absorbed and/or
   Credits Allowed by the
   Custodian.................    0.78%     0.83%     0.76%       0.75%

  TAX-EXEMPT MONEY MARKET FUND   CLASS B SHARES

                                                              PERIOD ENDED     YEAR ENDED DECEMBER 31,     MAY 2, 1994 TO
                                                               APRIL 30,     ---------------------------    DECEMBER 31,
                                                                 1998+        1997      1996      1995        1994(1)
                                                              -----------------------------------------------------------
                                                              (UNAUDITED)
Net Asset Value, Beginning of Period........................    $1.0000      $1.0000   $1.0000   $1.0000      $1.0000
                                                                -------      -------   -------   -------      -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................     0.0072       0.0223    0.0199    0.0226       0.0097
  Net Realized & Unrealized Gain on Investments.............          -            -         -    0.0054            -
                                                                -------      -------   -------   -------      -------
    Total From Investment Operations........................     0.0072       0.0223    0.0199    0.0280       0.0097
                                                                -------      -------   -------   -------      -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................    (0.0072)     (0.0223)  (0.0199)  (0.0226)     (0.0097)
  Distributions from Net Realized Gains.....................          -            -         -   (0.0054)           -
                                                                -------      -------   -------   -------      -------
    Total Distributions.....................................    (0.0072)     (0.0223)  (0.0199)  (0.0280)     (0.0097)
                                                                -------      -------   -------   -------      -------
Net Asset Value, End of Period..............................    $1.0000      $1.0000   $1.0000   $1.0000      $1.0000
                                                                =======      =======   =======   =======      =======
Total Return(5).............................................      0.54%        2.26%     2.01%     2.83%        1.45%(2)
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................        $12          $12        $2        $1           $1
  Ratio of Operating Expenses to Average Net Assets(4)......      1.94%(2)     1.50%     1.53%     1.73%        1.66%(2)
  Ratio of Net Investment Income to Average Net Assets......      1.70%(2)     2.32%     1.99%     2.12%        1.38%(2)
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................      2.14%(2)     2.27%     4.22%     3.66%        3.61%(2)

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  CALIFORNIA MONEY FUND   CLASS A SHARES

                                                                     YEAR ENDED JUNE 30,                            JULY 10, 1989
                                            ---------------------------------------------------------------------    TO JUNE 30,
                                            1998++    1997     1996     1995     1994     1993     1992     1991       1990(1)
                                            -------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period......  $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00       $1.00
                                            ------   ------   ------   ------   ------   ------   ------   ------      ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income...................  0.027     0.028    0.029    0.028    0.018    0.021    0.033    0.044       0.046
  Net Realized & Unrealized Gain on
   Investments............................      -         -        -        -        -        -        -        -           -
                                            ------   ------   ------   ------   ------   ------   ------   ------      ------
    Total From Investment Operations......  0.027     0.028    0.029    0.028    0.018    0.021    0.033    0.044       0.046
                                            ------   ------   ------   ------   ------   ------   ------   ------      ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income....  (0.027)  (0.028)  (0.029)  (0.028)  (0.018)  (0.021)  (0.033)  (0.044)     (0.046)
  Distributions in Excess of Net
   Investment Income......................      -         -        -        -        -        -        -        -           -
  Distributions from Net Realized Gains...      -         -        -        -        -        -        -        -           -
  Distributions in Excess of Net Realized
   Gains..................................      -         -        -        -        -        -        -        -           -
  Distributions from Capital..............      -         -        -        -        -        -        -        -           -
                                            ------   ------   ------   ------   ------   ------   ------   ------      ------
    Total Distributions...................  (0.027)  (0.028)  (0.029)  (0.028)  (0.018)  (0.021)  (0.033)  (0.044)     (0.046)
                                            ------   ------   ------   ------   ------   ------   ------   ------      ------
Net Asset Value, End of Period............  $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00       $1.00
                                            ======   ======   ======   ======   ======   ======   ======   ======      ======
Total Return(5)...........................  2.73%     2.81%    3.00%    2.79%    1.81%    2.07%    3.35%    4.52%       4.64%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)....  $37,403  $42,923  $51,211  $48,836  $62,500  $68,404  $94,607  $113,392  $147,487
  Ratio of Operating Expenses to Average
   Net Assets.............................  0.82%     0.85%    0.85%    0.85%    0.85%    0.85%    0.85%    0.83%       1.00%(2)
  Ratio of Net Investment Income to
   Average Net Assets.....................  2.71%     2.75%    2.94%    2.73%    1.80%    2.06%    3.31%    4.48%       5.07%(2)
  Ratio of Operating Expenses to Average
   Net Assets Without Fee Waivers,
   Expenses Absorbed and/or Credits
   Allowed by the Custodian...............  0.99%     1.14%    1.14%    1.15%    1.27%    1.29%    1.28%    1.48%       1.64%(2)

  CALIFORNIA MONEY FUND   CLASS B SHARES

                                                                      YEAR ENDED JUNE 30,
                                                              -----------------------------------
                                                              1998++     1997     1996    1995+++
                                                              -----------------------------------
Net Asset Value, Beginning of Period........................   $1.00     $1.00    $1.00    $1.00
                                                              ------    ------   ------   ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................   0.019     0.020    0.022    0.020
  Net Realized & Unrealized Gain on Investments.............       -         -        -        -
                                                              ------    ------   ------   ------
    Total From Investment Operations........................   0.019     0.020    0.022    0.020
                                                              ------    ------   ------   ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................  (0.019)   (0.020)  (0.022)  (0.020)
  Distributions in Excess of Net Investment Income..........       -         -        -        -
  Distributions from Net Realized Gains.....................       -         -        -        -
  Distributions in Excess of Net Realized Gains.............       -         -        -        -
  Distributions from Capital................................       -         -        -        -
                                                              ------    ------   ------   ------
    Total Distributions.....................................  (0.019)   (0.020)  (0.022)  (0.020)
                                                              ------    ------   ------   ------
Net Asset Value, End of Period..............................   $1.00     $1.00    $1.00    $1.00
                                                              ======    ======   ======   ======
Total Return(5).............................................   1.96%     2.03%    2.22%    2.04%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................     $63       $68     $147      $79
  Ratio of Operating Expenses to Average Net Assets.........   1.60%     1.60%    1.60%    1.60%
  Ratio of Net Investment Income to Average Net Assets......   1.88%     2.00%    2.19%    1.98%
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................   1.82%(8)  1.89%    1.89%    1.90%

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  SHORT TERM HIGH QUALITY BOND FUND    CLASS A SHARES

                                                                                                      NOVEMBER 1,
                                                                       YEAR ENDED JUNE 30,              1993 TO
                                                              -------------------------------------     JUNE 30,
                                                              1998++     1997      1996      1995       1994(1)
                                                              ----------------------------------------------------
Net Asset Value, Beginning of Period........................    $2.32     $2.32     $2.35     $2.39       $2.50
                                                              -------   -------   -------   -------     -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................     0.13      0.14      0.15(7)    0.08       0.09
  Net Realized & Unrealized Gain/(Loss) on Investments......     0.00(6)    0.00(6)   (0.03)    0.02      (0.11)
                                                              -------   -------   -------   -------     -------
    Total From Investment Operations........................     0.13      0.14      0.12      0.10       (0.02)
                                                              -------   -------   -------   -------     -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................    (0.13)    (0.14)    (0.15)    (0.08)      (0.09)
  Distributions in Excess of Net Investment Income..........        -         -         -     (0.06)          -
  Distributions from Net Realized Gains.....................        -         -         -         -           -
  Distributions in Excess of Net Realized Gains.............        -         -         -         -           -
  Distributions from Capital................................    (0.00)(6)       -   (0.00)(6)   (0.00)(6)         -
                                                              -------   -------   -------   -------     -------
    Total Distributions.....................................    (0.13)    (0.14)    (0.15)    (0.14)      (0.09)
                                                              -------   -------   -------   -------     -------
Net Asset Value, End of Period..............................    $2.32     $2.32     $2.32     $2.35       $2.39
                                                              =======   =======   =======   =======     =======
Total Return(5).............................................    5.91%     6.15%     5.05%     4.42%     (0.73)%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................  $35,551   $13,685   $32,440   $43,811     $21,771
  Ratio of Operating Expenses to Average Net Assets.........    0.86%     0.82%     0.75%     0.75%       0.00%(2)
  Ratio of Net Investment Income to Average Net Assets......    5.71%     6.50%     6.22%     6.10%       5.70%(2)
  Portfolio Turnover Rate...................................     138%       51%      225%      137%         95%
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credit Allowed by
   the Custodian............................................    1.32%(8)   1.45%(8)   1.42%(8)   1.39%     1.61%(2)

  SHORT TERM HIGH QUALITY BOND FUND    CLASS B SHARES

                                                                      YEAR ENDED JUNE 30,
                                                              -----------------------------------
                                                              1998++     1997     1996    1995+++
                                                              -----------------------------------
Net Asset Value, Beginning of Period........................    $2.32    $2.32    $2.35     $2.39
                                                              -------   ------   ------   -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................     0.12     0.12     0.13(7)    0.06
  Net Realized & Unrealized Gain/(Loss) on Investments......     0.00(6)   0.00(6)  (0.03)    0.02
                                                              -------   ------   ------   -------
    Total From Investment Operations........................     0.12     0.12     0.10      0.08
                                                              -------   ------   ------   -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................    (0.12)   (0.12)   (0.13)    (0.06)
  Distributions in Excess of Net Investment Income..........        -        -        -     (0.06)
  Distributions from Net Realized Gains.....................        -        -        -         -
  Distributions in Excess of Net Realized Gains.............        -        -        -         -
  Distributions from Capital................................    (0.00)(6)      -  (0.00)    (0.00)(6)
                                                              -------   ------   ------   -------
    Total Distributions.....................................    (0.12)   (0.12)   (0.13)    (0.12)
                                                              -------   ------   ------   -------
Net Asset Value, End of Period..............................    $2.32    $2.32    $2.32     $2.35
                                                              =======   ======   ======   =======
Total Return(5).............................................     5.13     5.37     4.27      3.64
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................   $3,459     $800   $3,437    $3,015
  Ratio of Operating Expenses to Average Net Assets.........    1.61%    1.57%    1.50%     1.50%
  Ratio of Net Investment Income to Average Net Assets......    4.96%    5.75%    5.47%     5.35%
  Portfolio Turnover Rate...................................     138%      51%     225%      137%
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credit Allowed by
   the Custodian............................................     2.07(8)   2.20(8)   2.17(8)    2.14(8)

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  TARGET MATURITY 2002 FUND   CLASS A SHARES

                                                                                            MARCH 20,
                                                                  YEAR ENDED JUNE 30,        1995 TO
                                                               --------------------------   JUNE 30,
                                                               1998++     1997      1996     1995(1)
                                                               --------------------------------------
Net Asset Value, Beginning of Period........................   $10.69    $10.72    $10.78    $10.00
                                                               ------    ------    ------    ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................    0.61(7)    0.62(7)   0.63      0.12
  Net Realized & Unrealized Gain/(Loss) on Investments......    0.40       0.11     (0.30)     0.66
                                                               ------    ------    ------    ------
    Total From Investment Operations........................    1.01       0.73      0.33      0.78
                                                               ------    ------    ------    ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................   (0.73)     (0.71)    (0.39)        -
  Distributions from Net Realized Gains.....................   (0.11)     (0.05)        -         -
                                                               ------    ------    ------    ------
    Total Distributions.....................................   (0.84)     (0.76)    (0.39)        -
                                                               ------    ------    ------    ------
Net Asset Value, End of Period..............................   $10.86    $10.69    $10.72    $10.78
                                                               ======    ======    ======    ======
Total Return(5).............................................   9.78%      6.95%     2.91%     7.80%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................   $2,536    $2,816    $3,125    $2,626
  Ratio of Operating Expenses to Average Net Assets.........   0.62%      0.64%     0.62%     0.74%(2)
  Ratio of Net Investment Income to Average Net Assets......   5.61%      5.80%     5.66%     5.22%(2)

Portfolio Turnover Rate.                                           0%        0%        5%          0%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian.........................   0.71%(8)   0.72%(8)  0.70%(8)     N/A
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................   2.63%(8)   2.89%(8)  2.55%(8)   4.71%(2)

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  U.S. GOVERNMENT SECURITIES FUND   CLASS A SHARES

                                                                                         TEN MONTHS
                            PERIOD ENDED            YEAR ENDED DECEMBER 31,                ENDED      YEAR ENDED
                             APRIL 30,     ------------------------------------------   DECEMBER 31, FEBRUARY 29,
                               1998+        1997     1996     1995     1994     1993      1992++++       1992
                            -------------------------------------------------------------------------------------
                            (UNAUDITED)
Net Asset Value, Beginning
of Period.................     $10.84      $10.46   $10.84    $9.64   $10.79   $10.63      $10.53       $10.17
                               ------      ------   ------   ------   ------   ------      ------       ------
 INCOME FROM INVESTMENT
 OPERATIONS:
  Net Investment Income...       0.21        0.62     0.63     0.63     0.63     0.69        0.62         0.79
  Net Realized &
   Unrealized Gain/(Loss)
   on Investments.........      (0.01)       0.38    (0.38)    1.20    (1.15)    0.16        0.10         0.36
                               ------      ------   ------   ------   ------   ------      ------       ------
    Total From Investment
    Operations............       0.20        1.00     0.25     1.83    (0.52)    0.85        0.72         1.15
                               ------      ------   ------   ------   ------   ------      ------       ------
 LESS DISTRIBUTIONS:
  Dividends from Net
   Investment Income......      (0.21)      (0.62)   (0.63)   (0.63)   (0.63)   (0.69)      (0.62)       (0.79)
                               ------      ------   ------   ------   ------   ------      ------       ------
Net Asset Value,
End of Period.............     $10.83      $10.84   $10.46   $10.84   $10.79   $10.63      $10.53       $10.17
                               ======      ======   ======   ======   ======   ======      ======       ======
Total Return(3)...........      1.84%       9.92%    2.48%   19.45%    8.12%    7.03%      11.72%       11.72%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of
   Period ($1,000's)......   $294,039      $107,054 $138,159 $177,310 $268,112 $207,501  $141,377      $92,293
 Ratio of Operating
  Expenses to Average Net
  Assets(4)...............      0.90%(2)    1.05%    0.97%    1.01%    0.99%    0.99%(2)     1.01%       1.03%
 Ratio of Net Investment
  Income to Average Net
  Assets..................      5.98%(2)    5.92%    6.01%    6.08%    6.29%    6.98%       7.63%        8.43%
 Portfolio Turnover
  Rate....................         4%          6%      16%       8%      51%      11%         17%          66%


                             YEAR ENDED FEBRUARY 28,     YEAR ENDED
                            -------------------------   FEBRUARY 29,
                             1991      1990     1989        1988
                            ----------------------------------------

Net Asset Value, Beginning
of Period.................    $9.90    $9.63   $10.25      $10.61
                            -------   ------   ------      ------
 INCOME FROM INVESTMENT
 OPERATIONS:
  Net Investment Income...     0.84     0.88     0.91        0.91
  Net Realized &
   Unrealized Gain/(Loss)
   on Investments.........     0.27     0.27    (0.62)      (0.36)
                            -------   ------   ------      ------
    Total From Investment
    Operations............     1.11     1.15     0.29        0.55
                            -------   ------   ------      ------
 LESS DISTRIBUTIONS:
  Dividends from Net
   Investment Income......    (0.84)   (0.88)   (0.91)      (0.91)
                            -------   ------   ------      ------
Net Asset Value,
End of Period.............    $9.64    $9.90    $9.63      $10.25
                            =======   ======   ======      ======
Total Return(3)...........  (4.91)%   12.31%    2.94%       6.63%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of
   Period ($1,000's)......  $188,068  $83,360  $79,920    $89,385
 Ratio of Operating
  Expenses to Average Net
  Assets(4)...............    0.97%    0.99%    0.88%       0.88%
 Ratio of Net Investment
  Income to Average Net
  Assets..................    6.19%    8.86%    9.14%       9.03%
 Portfolio Turnover
  Rate....................      34%      19%      41%         43%

  U.S. GOVERNMENT SECURITIES FUND   CLASS B SHARES

                                                                                                         MARCH 20,
                                                              PERIOD ENDED   YEAR ENDED DECEMBER 31,      1994 TO
                                                               APRIL 30,     ------------------------   DECEMBER 31,
                                                                 1998+        1997     1996     1995      1994(1)
                                                              ------------------------------------------------------
                                                              (UNAUDITED)
Net Asset Value, Beginning of Period........................     $10.84      $10.46   $10.84    $9.64      $10.24
                                                                 ------      ------   ------   ------     -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................       0.18        0.54     0.54     0.54        0.41
  Net Realized & Unrealized Gain/(Loss) on Investments......      (0.01)       0.38    (0.38)    1.20       (0.60)
                                                                 ------      ------   ------   ------     -------
    Total From Investment Operations........................       0.17        0.92     0.16     1.74       (0.19)
                                                                 ------      ------   ------   ------     -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................      (0.18)      (0.54)   (0.54)   (0.54)      (0.41)
                                                                 ------      ------   ------   ------     -------
Net Asset Value, End of Period..............................     $10.83      $10.84   $10.46   $10.84       $9.64
                                                                 ======      ======   ======   ======     =======
Total Return(3).............................................      1.54%       9.03%    1.58%   18.48%     (1.86)%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................    $22,081      $3,352   $2,963   $2,206      $1,063
  Ratio of Operating Expenses to Average Net Assets(4)......      1.69%(2)    1.84%    1.85%    1.84%       1.76%(2)
  Ratio of Net Investment Income to Average Net Assets......      5.20%(2)    5.08%    5.14%    5.20%       5.43%(2)
  Portfolio Turnover Rate...................................         4%          6%      16%       8%         34%

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  INCOME FUND   CLASS A SHARES

                                                                                              THREE
                            PERIOD                                                            MONTHS
                             ENDED                  YEAR ENDED DECEMBER 31,                   ENDED
                           APRIL 30,    ------------------------------------------------   DECEMBER 31,
                             1998+       1997      1996      1995      1994       1993       1992++++
                          -----------------------------------------------------------------------------
                          (UNAUDITED)
Net Asset Value,
Beginning of Period:....       $9.48      $9.15     $9.44     $8.29     $9.33      $8.99       $9.17
                            --------    -------   -------   -------   -------   --------     -------
 INCOME FROM INVESTMENT
 OPERATIONS:
  Net Investment
   Income...............        0.20       0.60      0.59      0.59      0.60       0.61        0.16
  Net Realized &
   Unrealized
   Gain/(Loss) on
   Investments..........        0.03       0.33     (0.29)     1.15     (1.04)      0.34       (0.18)
                            --------    -------   -------   -------   -------   --------     -------
    Total From
    Investment
    Operations..........        0.23       0.93      0.30      1.74     (0.44)      0.95       (0.02)
                            --------    -------   -------   -------   -------   --------     -------
 LESS DISTRIBUTIONS:
  Dividends from Net
   Investment Income....       (0.20)     (0.60)    (0.59)    (0.59)    (0.60)     (0.61)      (0.16)
                            --------    -------   -------   -------   -------   --------     -------
Net Asset Value, End of
Period..................       $9.51      $9.48     $9.15     $9.44     $8.29      $9.33       $8.99
                            ========    =======   =======   =======   =======   ========     =======
Total Return(5).........       2.47%     10.51%     3.46%    21.58%    (4.82%)    10.82%      (0.23%)
 RATIOS/SUPPLEMENTAL
 DATA:
  Net Assets, End of
   Period ($1,000's)....    $223,060    $77,864   $86,657   $97,534   $88,102   $104,876     $86,425
  Ratio of Operating
   Expenses to Average
   Net Assets(4)........       1.02%(2)   1.08%     1.03%     1.08%     1.04%      1.08%       0.95%(2)
  Ratio of Net
   Investment Income to
   Average Net Assets...       6.50%(2)   6.47%     6.52%     6.59%     6.83%      6.58%       6.94%(2)
  Portfolio Turnover
   Rate.................         36%        27%       42%       43%       26%        51%         87%(2)


                                      YEAR ENDED SEPTEMBER 30,
                          -------------------------------------------------
                           1992      1991      1990       1989       1988
                          -------------------------------------------------

Net Asset Value,
Beginning of Period:....    $8.68     $8.12     $8.51      $8.87      $9.04
                          -------   -------   -------   --------   --------
 INCOME FROM INVESTMENT
 OPERATIONS:
  Net Investment
   Income...............     0.65      0.68      0.74       0.91       0.95
  Net Realized &
   Unrealized
   Gain/(Loss) on
   Investments..........     0.49      0.56     (0.39)     (0.36)     (0.17)
                          -------   -------   -------   --------   --------
    Total From
    Investment
    Operations..........     1.14      1.24      0.35       0.55       0.78
                          -------   -------   -------   --------   --------
 LESS DISTRIBUTIONS:
  Dividends from Net
   Investment Income....    (0.65)    (0.68)    (0.74)     (0.91)     (0.95)
                          -------   -------   -------   --------   --------
Net Asset Value, End of
Period..................    $9.17     $8.68     $8.12      $8.51      $8.87
                          =======   =======   =======   ========   ========
Total Return(5).........   13.57%    15.93%     4.32%      6.58%      9.02%
 RATIOS/SUPPLEMENTAL
 DATA:
  Net Assets, End of
   Period ($1,000's)....  $84,995   $73,342   $66,648   $126,088   $162,956
  Ratio of Operating
   Expenses to Average
   Net Assets(4)........    1.05%     1.04%     1.04%      0.96%      1.01%
  Ratio of Net
   Investment Income to
   Average Net Assets...    7.26%     8.16%     8.97%     10.53%     10.56%
  Portfolio Turnover
   Rate.................      47%      106%       64%        37%        47%

  INCOME FUND   CLASS B SHARES

                                                                 PERIOD                                  MARCH 30,
                                                                 ENDED       YEAR ENDED DECEMBER 31,      1994 TO
                                                               APRIL 30,     ------------------------    APRIL 30,
                                                                 1998+        1997     1996     1995      1994(1)
                                                              ------------------------------------------------------
                                                              (UNAUDITED)
Net Asset Value, Beginning of Period:.......................      $9.49       $9.17    $9.46    $8.30       $8.85
                                                                -------      ------   ------   ------      ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................       0.18        0.53     0.52     0.51        0.40
  Net Realized & Unrealized Gain/(Loss) on Investments......       0.03        0.32    (0.29)    1.16       (0.55)
                                                                -------      ------   ------   ------      ------
    Total From Investment Operations........................       0.21        0.85     0.23     1.67       (0.15)
                                                                -------      ------   ------   ------      ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................      (0.18)      (0.53)   (0.52)   (0.51)      (0.40)
                                                                -------      ------   ------   ------      ------
Net Asset Value, End of Period..............................      $9.52       $9.49    $9.17    $9.46       $8.30
                                                                =======      ======   ======   ======      ======
Total Return(5).............................................      2.18%       9.51%    2.59%   20.70%      (1.67%)
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................    $31,311      $9,691   $7,122   $4,452      $2,299
  Ratio of Operating Expenses to Average Net Assets(4)......      1.79%(2)    1.86%    1.89%    1.91%       1.80%(2)
  Ratio of Net Investment Income to Average Net Assets......      5.73%(2)    5.65%    5.69%    5.73%       6.25%(2)
  Portfolio Turnover Rate...................................        36%         27%      42%      43%         26%

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  TAX EXEMPT BOND FUND   CLASS A SHARES

                              PERIOD ENDED                       YEAR ENDED DECEMBER 31,
                               APRIL 30,     ----------------------------------------------------------------
                                 1998+       1997     1996      1995      1994       1993     1992      1991
                              -------------------------------------------------------------------------------
                              (UNAUDITED)
Net Asset Value,
Beginning of Period.........     $8.09       $7.83    $8.02     $7.13      $8.04     $7.58    $7.42     $7.16
                                 -----       -----    -----    ------    -------    ------    -----    ------
 INCOME FROM
 INVESTMENT OPERATIONS:
  Net Investment Income.....      0.13        0.38     0.38      0.38       0.39      0.40     0.42      0.45
  Net Realized & Unrealized
   Gain/(Loss) on
   Investments..............     (0.13)       0.27    (0.19)     0.89      (0.91)     0.54     0.23      0.34
                                 -----       -----    -----    ------    -------    ------    -----    ------
    Total From Investment
    Operations..............      0.00        0.65     0.19      1.27      (0.52)     0.94     0.65      0.79
                                 -----       -----    -----    ------    -------    ------    -----    ------
 LESS DISTRIBUTIONS:
  Dividends from Net
   Investment Income........     (0.13)      (0.38)   (0.38)    (0.38)     (0.39)    (0.40)   (0.42)    (0.45)
  Distribution from Capital
   Gains....................         -       (0.01)       -         -          -     (0.08)   (0.07)    (0.08)
                                 -----       -----    -----    ------    -------    ------    -----    ------
    Total Distributions.....     (0.13)      (0.39)   (0.38)    (0.38)     (0.39)    (0.48)   (0.49)    (0.53)
                                 -----       -----    -----    ------    -------    ------    -----    ------
Net Asset Value,
End of Period...............     $7.96       $8.09    $7.83     $8.02      $7.13     $8.04    $7.58     $7.42
                                 =====       =====    =====    ======    =======    ======    =====    ======
Total Return(3).............     0.01%       8.59%    2.52%    18.25%    (6.53)%    12.54%    9.00%    11.36%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period
   ($1,000's)...............  $316,112       $188,021 $203,606 $230,055  $215,438   $259,045  $186,861 $140,154
  Ratio of Operating
   Expenses to Average Net
   Assets(4)................     0.77%(2)    0.80%    0.75%     0.81%      0.79%     0.81%    0.78%     0.77%
  Ratio of Net Investment
   Income to Average Net
   Assets...................     5.09%(2)    4.84%    4.90%     5.03%      5.23%     4.97%    5.56%     6.16%
  Portfolio Turnover Rate...        2%         21%      22%        8%        12%       19%      30%       83%

                              YEAR ENDED DECEMBER 31,
                              ------------------------
                              1990     1989      1988
                              ------------------------

Net Asset Value,
Beginning of Period.........  $7.17    $7.20     $7.02
                              -----    -----    ------
 INCOME FROM
 INVESTMENT OPERATIONS:
  Net Investment Income.....   0.47     0.50      0.52
  Net Realized & Unrealized
   Gain/(Loss) on
   Investments..............  (0.01)    0.07      0.20
                              -----    -----    ------
    Total From Investment
    Operations..............   0.46     0.57      0.72
                              -----    -----    ------
 LESS DISTRIBUTIONS:
  Dividends from Net
   Investment Income........  (0.47)   (0.50)    (0.52)
  Distribution from Capital
   Gains....................      -    (0.10)    (0.02)
                              -----    -----    ------
    Total Distributions.....  (0.47)   (0.60)    (0.54)
                              -----    -----    ------
Net Asset Value,
End of Period...............  $7.16    $7.17     $7.20
                              =====    =====    ======
Total Return(3).............  6.71%    8.08%    10.66%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period
   ($1,000's)...............  $111,462 $104,208 $94,156
  Ratio of Operating
   Expenses to Average Net
   Assets(4)................  0.77%    0.80%     0.80%
  Ratio of Net Investment
   Income to Average Net
   Assets...................  6.65%    6.85%     7.34%
  Portfolio Turnover Rate...   115%     104%       47%

  TAX-EXEMPT BOND FUND   CLASS B SHARES

                                                                                                          MARCH 20,
                                                              PERIOD ENDED    YEAR ENDED DECEMBER 31,      1994 TO
                                                               APRIL 30,     -------------------------   DECEMBER 31,
                                                                 1998+        1997     1996     1995       1994(1)
                                                              -------------------------------------------------------
                                                              (UNAUDITED)
Net Asset Value, Beginning of Period........................      $8.09      $7.83    $8.02     $7.13        $7.49
                                                                -------      -----    -----    ------      -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................       0.11       0.32     0.31      0.32         0.25
  Net Realized & Unrealized Gain/(Loss) on Investments......      (0.13)      0.27    (0.19)     0.89        (0.36)
                                                                -------      -----    -----    ------      -------
    Total From Investment Operations........................      (0.02)      0.59     0.12      1.21        (0.11)
                                                                -------      -----    -----    ------      -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................      (0.11)     (0.32)   (0.31)    (0.32)       (0.25)
  Distribution from Capital Gains...........................          -      (0.01)       -         -            -
                                                                -------      -----    -----    ------      -------
    Total Distributions.....................................      (0.11)     (0.33)       -         -            -
                                                                -------      -----    -----    ------      -------
Net Asset Value, End of Period..............................      $7.96      $8.09    $7.83     $8.02        $7.13
                                                                =======      =====    =====    ======      =======
Total Return(3).............................................    (0.27)%      7.71%    1.61%    17.30%      (1.46)%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................    $14,586      $8,110   $5,266   $2,682       $1,258
  Ratio of Operating Expenses to Average Net Assets(4)......      1.52%(2)   1.62%    1.65%     1.62%        1.58%(2)
  Ratio of Net Investment Income to Average Net Assets......      4.34%(2)   4.00%    4.01%     4.18%        4.53%(2)
  Portfolio Turnover Rate...................................         2%        21%      22%        8%          12%

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  CALIFORNIA MUNICIPAL FUND   CLASS A SHARES

                                                                                                                         JULY 25,
                                                                         YEAR ENDED JUNE 30,                             1989 TO
                                                ----------------------------------------------------------------------   JUNE 30,
                                                1998++    1997     1996     1995     1994      1993     1992     1991    1990(1)
                                                ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..........  $10.92   $10.60   $10.53   $10.38    $11.22   $10.45   $10.07   $10.01    $10.00
                                                ------   ------   ------   ------   -------   ------   ------   ------    ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investments Income......................   0.58      0.59     0.60(7)   0.61     0.61     0.62     0.65     0.63      0.57
  Net Realized & Unrealized Gain/(Loss) on
   Investments................................   0.41      0.32     0.07     0.15     (0.82)    0.77     0.38     0.06      0.01
                                                ------   ------   ------   ------   -------   ------   ------   ------    ------
    Total From Investment Operations..........   0.99      0.91     0.67     0.76     (0.21)    1.39     1.03     0.69      0.58
                                                ------   ------   ------   ------   -------   ------   ------   ------    ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income........  (0.58)    (0.59)   (0.60)   (0.61)    (0.61)   (0.62)   (0.65)   (0.63)    (0.57)
  Distributions in Excess of Net Investment
   Income.....................................      -         -        -        -     (0.00)(6)      -      -        -         -
  Distributions from Net Realized Gains.......      -         -        -    (0.00)(6)       -      -        -        -         -
  Distributions in Excess of Net Realized
   Gains......................................      -         -        -        -     (0.02)       -        -        -         -
  Distributions from Capital..................      -         -        -        -         -        -        -        -         -
                                                ------   ------   ------   ------   -------   ------   ------   ------    ------
    Total Distributions.......................  (0.58)    (0.59)   (0.60)   (0.61)    (0.63)   (0.62)   (0.65)   (0.63)    (0.57)
                                                ------   ------   ------   ------   -------   ------   ------   ------    ------
Net Asset Value, End of Period................  $11.33   $10.92   $10.60   $10.53    $10.38   $11.22   $10.45   $10.07    $10.01
                                                ======   ======   ======   ======   =======   ======   ======   ======    ======
Total Return(5)...............................  9.26%     8.83%    6.40%    7.57%   (2.19)%   13.84%   10.56%    7.16%     5.99%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)........  $290,328 $318,251 $372,177 $405,967 $509,223  $511,364 $309,146 $202,595 $92,972
  Ratio of Operating Expenses to Average Net
   Assets.....................................  1.00%     0.97%    0.94%    0.85%     0.79%    0.80%    0.94%    1.05%     1.01%(2)
  Ratio of Net Investment Income to Average
   Net Assets.................................  5.18%     5.51%    5.56%    5.89%     5.45%    5.74%    6.08%    6.30%     6.26%(2)
  Portfolio Turnover Rate.....................    87%       36%      17%      22%       50%      41%      29%      16%       38%
  Ratio of Operating Expenses to Average Net
   Assets Without Fee Waivers, Expenses
   Absorbed and/or Credits Allowed by the
   Custodian..................................  1.19%(8)  1.26%(8)  1.29%(8)  1.29%   1.39%    1.41%    1.40%    1.60%     1.84%(2)

  CALIFORNIA MUNICIPAL FUND   CLASS B SHARES

                                                                     YEAR ENDED JUNE 30,
                                                              ----------------------------------
                                                              1998++    1997     1996    1995+++
                                                              ----------------------------------
Net Asset Value, Beginning of Period........................  $10.92   $10.60   $10.53   $10.38
                                                              ------   ------   ------   ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investments Income....................................   0.50      0.51     0.51(7)   0.53
  Net Realized & Unrealized Gain on Investments.............   0.41      0.32     0.07     0.15
                                                              ------   ------   ------   ------
    Total From Investment Operations........................   0.91      0.83     0.58     0.68
                                                              ------   ------   ------   ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................  (0.50)    (0.51)   (0.51)   (0.53)
  Distributions in Excess of Net Investment Income..........      -         -        -        -
  Distributions from Net Realized Gains.....................      -         -        -    (0.00)(6)
  Distributions in Excess of Net Realized Gains.............      -         -        -        -
  Distributions from Capital................................      -         -        -        -
                                                              ------   ------   ------   ------
    Total Distributions.....................................  (0.50)    (0.51)   (0.51)   (0.53)
                                                              ------   ------   ------   ------
Net Asset Value, End of Period..............................  $11.33   $10.92   $10.60   $10.53
                                                              ======   ======   ======   ======
Total Return(5).............................................  8.45%     8.02%    5.61%    6.78%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................  $34,537  $25,219  $20,543  $7,230
  Ratio of Operating Expenses to Average Net Assets.........  1.75%     1.72%    1.69%    1.60%
  Ratio of Net Investment Income to Average Net Assets......  4.42%     4.76%    4.81%    5.14%
  Portfolio Turnover Rate...................................    87%       36%      17%      22%
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................  1.95%(8)  2.01%(8)  2.04%(8)  2.04%

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND   CLASS A SHARES

                                                                                                    APRIL 4,
                                                                     YEAR ENDED JUNE 30,             1994 TO
                                                              ----------------------------------    JUNE 30,
                                                              1998++    1997     1996      1995      1994(1)
                                                              ------------------------------------------------
Net Asset Value, Beginning of Period........................  $10.74   $10.56    $10.45   $10.10     $10.00
                                                              ------   ------   -------   ------     ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investments Income....................................    0.49     0.49(7)    0.49    0.50       0.11
  Net Realized & Unrealized Gain on Investments.............    0.17     0.23      0.15     0.35       0.11(9)
                                                              ------   ------   -------   ------     ------
    Total From Investment Operations........................    0.66     0.72      0.64     0.85       0.22
                                                              ------   ------   -------   ------     ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................   (0.49)   (0.49)    (0.49)   (0.50)     (0.11)
  Distributions in Excess of Net Investment Income..........   (0.00)(6)      -       -        -          -
  Distributions from Net Realized Gains.....................   (0.10)   (0.05)    (0.04)       -      (0.01)
  Distributions in Excess of Net Realized Gains.............       -        -         -        -          -
  Distributions from Capital................................       -        -         -        -          -
                                                              ------   ------   -------   ------     ------
    Total Distributions.....................................   (0.59)   (0.54)    (0.53)   (0.50)     (0.12)
                                                              ------   ------   -------   ------     ------
Net Asset Value, End of Period..............................  $10.81   $10.74    $10.56   $10.45     $10.10
                                                              ======   ======   =======   ======     ======
Total Return(5).............................................   6.26%    6.97%     6.25%    8.71%      2.20%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................  $38,724  $45,157  $54,518(8) $54,507  $34,147
  Ratio of Operating Expenses to Average Net Assets.........   0.86%    0.82%     0.73%    0.42%      0.00%(2)
  Ratio of Net Investment Income to Average Net Assets......   4.49%    4.61%     4.62%    4.95%      4.25%(2)
  Portfolio Turnover Rate...................................     25%      29%       27%      13%        17%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian.........................   0.86%(8)  0.83%(8)   0.75%(8)    N/A      N/A
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................   1.25%(8)  1.31%(8)   1.39%(8)  1.41%    1.95%(2)

  CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND   CLASS B SHARES

                                                                     YEAR ENDED JUNE 30,
                                                              ---------------------------------
                                                              1998++    1997     1996    1995++
                                                              ---------------------------------
Net Asset Value, Beginning of Period........................  $10.74   $10.56   $10.45   $10.10
                                                              ------   ------   ------   ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investments Income....................................    0.41     0.41(7)   0.41    0.43
  Net Realized & Unrealized Gain on Investments.............    0.17     0.23     0.15     0.35
                                                              ------   ------   ------   ------
    Total From Investment Operations........................    0.58     0.64     0.56     0.78
                                                              ------   ------   ------   ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................   (0.41)   (0.41)   (0.41)   (0.43)
  Distributions in Excess of Net Investment Income..........   (0.00)(6)      -      -        -
  Distributions from Net Realized Gains.....................   (0.10)   (0.05)   (0.04)       -
  Distributions in Excess of Net Realized Gains.............       -        -        -        -
  Distributions from Capital................................       -        -        -        -
                                                              ------   ------   ------   ------
    Total Distributions.....................................   (0.51)   (0.46)   (0.45)   (0.43)
                                                              ------   ------   ------   ------
Net Asset Value, End of Period..............................  $10.81   $10.74   $10.56   $10.45
                                                              ======   ======   ======   ======
Total Return(5).............................................   5.47%    6.17%    5.46%    7.90%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................  $21,688  $20,992  $20,948  $12,391
  Ratio of Operating Expenses to Average Net Assets.........   1.61%    1.57%    1.48%    1.17%
  Ratio of Net Investment Income to Average Net Assets......   3.74%    3.86%    3.87%    4.20%
  Portfolio Turnover Rate...................................     25%      29%      27%      13%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian.........................   1.61%(8)  1.58%(8)  1.50%(8)    N/A
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................   2.01%(8)  2.06%(8)  2.14%(8)  2.16%

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  FLORIDA INSURED MUNICIPAL FUND   CLASS A SHARES

                                                                                                                 JUNE 7,
                                                                             YEAR ENDED JUNE 30,                 1993 TO
                                                               -----------------------------------------------   JUNE 30,
                                                               1998++     1997      1996      1995       1994    1993(1)
                                                               ----------------------------------------------------------
Net Asset Value, Beginning of Period........................    $9.93     $9.64     $9.43     $9.40     $10.05    $10.00
                                                               ------     -----     -----     -----     ------    ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................     0.49      0.49(7)   0.50      0.52       0.52      0.00(6)
  Net Realized & Unrealized Gain/(Loss) on Investments......     0.42      0.30      0.21      0.03(9)   (0.65)     0.05
                                                               ------     -----     -----     -----     ------    ------
    Total From Investment Operations........................     0.91      0.79      0.71      0.55      (0.13)     0.05
                                                               ------     -----     -----     -----     ------    ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................    (0.49)    (0.50)    (0.50)    (0.52)     (0.52)        -
  Distributions in Excess of Net Investment Income..........        -     (0.00)(6)     -         -      (0.00)(6)       -
  Distributions from Net Realized Gains.....................        -         -         -         -          -         -
  Distributions in Excess of Net Realized Gains.............        -         -         -         -      (0.00)(6)       -
  Distributions from Capital................................        -         -         -         -          -         -
                                                               ------     -----     -----     -----     ------    ------
    Total Distributions.....................................    (0.49)    (0.50)    (0.50)    (0.52)     (0.52)        -
                                                               ------     -----     -----     -----     ------    ------
Net Asset Value, End of Period..............................   $10.35     $9.93     $9.64     $9.43      $9.40    $10.05
                                                               ======     =====     =====     =====     ======    ======
Total Return(5).............................................    9.34%     8.43%     7.56%     6.01%     (1.50%)    0.50%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................   $16,538    $22,761   $29,821   $33,714   $38,541   $4,837
  Ratio of Operating Expenses to Average Net Assets.........    0.88%     0.82%     0.63%     0.39%      0.00%     0.00%(2)
  Ratio of Net Investment Income to Average Net Assets......    4.79%     5.01%     5.08%     5.53%      5.09%     0.48%(2)
  Portfolio Turnover Rate...................................      51%       53%       52%       44%        83%        0%
  Net Investment Income/(Loss) Per Share Without Fee
   Waivers, Expenses Absorbed and/or Credits Allowed by the
   Custodian................................................        -(8)   0.43(7)(8)  0.42(8)  0.42      0.36     (0.02)
  Ratio of Operating Expenses to Average Net Assets Without
   Credit Allowed by the Custodian..........................    0.89%(8)  0.84%(8)  0.66%(8)    N/A        N/A       N/A
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credit Allowed by
   the Custodian............................................    1.45%(8)  1.46%(8)  1.46%(8)  1.51%      1.55%     5.59%(2)

  FLORIDA INSURED MUNICIPAL FUND   CLASS B SHARES

                                                                        YEAR ENDED JUNE 30,
                                                                -----------------------------------
                                                                1998++    1997     1996     1995+++
                                                                -----------------------------------
Net Asset Value, Beginning of Period........................     $9.93    $9.64    $9.43     $9.40
                                                                ------    -----    -----     -----
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................      0.41     0.42(7)  0.42      0.45
  Net Realized & Unrealized Gain on Investments.............      0.43     0.30     0.21      0.03(9)
                                                                ------    -----    -----     -----
    Total From Investment Operations........................      0.84     0.72     0.63      0.48
                                                                ------    -----    -----     -----
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................     (0.42)   (0.43)   (0.42)    (0.45)
  Distributions in Excess of Net Investment Income..........         -    (0.00)(6)     -        -
  Distributions from Net Realized Gains.....................         -        -        -         -
  Distributions in Excess of Net Realized Gains.............         -        -        -         -
  Distributions from Capital................................         -        -        -         -
                                                                ------    -----    -----     -----
    Total Distributions.....................................     (0.42)   (0.43)   (0.42)    (0.45)
                                                                ------    -----    -----     -----
Net Asset Value, End of Period..............................    $10.35    $9.93    $9.64     $9.43
                                                                ======    =====    =====     =====
Total Return(5).............................................     8.53%    7.63%    6.76%     5.23%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................    $5,075    $5,067   $5,428   $3,330
  Ratio of Operating Expenses to Average Net Assets.........     1.63%    1.57%    1.38%     1.14%
  Ratio of Net Investment Income to Average Net Assets......     4.04%    4.26%    4.33%     4.78%
  Portfolio Turnover Rate...................................       51%      53%      52%       44%
  Ratio of Operating Expenses to Average Net Assets Without
   Credit Allowed by the Custodian..........................     1.64%(8) 1.59%(8) 1.41%(8)    N/A
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credit Allowed by
   the Custodian............................................     2.21%(8) 2.21%(8) 2.21%(8)  2.26%

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  BOND & STOCK FUND    CLASS A SHARES

                                                                                            ELEVEN MONTHS
                                PERIOD ENDED             YEAR ENDED OCTOBER 31,                 ENDED
                                 APRIL 30,     ------------------------------------------    OCTOBER 31,
                                    1998        1997     1996     1995     1994     1993      1992++++
                                -------------------------------------------------------------------------
                                (UNAUDITED)
Net Asset Value,
Beginning of Period............    $16.13      $14.71   $13.48   $11.53   $12.23   $11.27      $11.01
                                   ------      ------   ------   ------   ------   ------      ------
 INCOME FROM
 INVESTMENT OPERATIONS:
  Net Investment Income........      0.59        0.50     0.52     0.50     0.46     0.48        0.44
  Net Realized & Unrealized
   Gain/(Loss) on
   Investments.................      1.22        2.37     1.53     2.02    (0.57)    1.06        0.80
                                   ------      ------   ------   ------   ------   ------      ------
    Total From Investment
    Operations.................      1.81        2.87     2.05     2.52    (0.11)    1.54        1.24
                                   ------      ------   ------   ------   ------   ------      ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment
   Income......................     (0.61)      (0.51)   (0.50)   (0.49)   (0.44)   (0.46)      (0.53)
  Distributions from Capital
   Gains.......................     (2.32)      (0.94)   (0.32)   (0.08)   (0.15)   (0.12)      (0.45)
                                   ------      ------   ------   ------   ------   ------      ------
    Total Distributions........     (2.93)      (1.45)   (0.82)   (0.57)   (0.59)   (0.58)      (0.98)
                                   ------      ------   ------   ------   ------   ------      ------
Net Asset Value,
End of Period..................    $15.01      $16.13   $14.71   $13.48   $11.53   $12.23      $11.27
                                   ======      ======   ======   ======   ======   ======      ======
Total Return(3)................     9.78%      20.81%   15.66%   22.55%   (0.90)%  13.99%      11.92%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period
   ($1,000's)..................  $323,373      $307,018 $255,414 $208,592 $191,615 $180,281  $102,523
  Ratio of Operating Expenses
   to Average Net Assets(4)....     0.88%(2)    0.99%    0.98%    1.02%    1.06%    1.13%      1.132%
  Ratio of Net Investment
   Income to Average Net
   Assets......................     3.06%(2)    3.31%    3.68%    3.98%    3.97%    4.01%      4.302%
  Portfolio Turnover Rate......       54%         54%      46%      32%      25%      19%        152%


                                      YEAR ENDED NOVEMBER 30,
                                 ---------------------------------
                                  1991     1990     1989     1988
                                 ---------------------------------

Net Asset Value,
Beginning of Period............   $9.90   $10.86   $10.08    $8.85
                                 ------   ------   ------   ------
 INCOME FROM
 INVESTMENT OPERATIONS:
  Net Investment Income........    0.55     0.53     0.58     0.53
  Net Realized & Unrealized
   Gain/(Loss) on
   Investments.................    1.10    (0.78)    0.72     1.19
                                 ------   ------   ------   ------
    Total From Investment
    Operations.................    1.65    (0.25)    1.30     1.72
                                 ------   ------   ------   ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment
   Income......................   (0.54)   (0.61)   (0.52)   (0.44)
  Distributions from Capital
   Gains.......................       -    (0.10)       -    (0.05)
                                 ------   ------   ------   ------
    Total Distributions........   (0.54)   (0.71)   (0.52)   (0.49)
                                 ------   ------   ------   ------
Net Asset Value,
End of Period..................  $11.01    $9.90   $10.86   $10.08
                                 ======   ======   ======   ======
Total Return(3)................  16.96%   (2.29)%  13.21%   19.67%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period
   ($1,000's)..................  $66,090  $63,669  $71,771  $69,230
  Ratio of Operating Expenses
   to Average Net Assets(4)....   1.14%    1.17%    0.96%    0.87%
  Ratio of Net Investment
   Income to Average Net
   Assets......................   4.90%    5.25%    5.42%    5.35%
  Portfolio Turnover Rate......     35%      38%      36%      81%

  BOND & STOCK FUND    CLASS B SHARES

                                                                                                         MARCH 30,
                                                              PERIOD ENDED    YEAR ENDED OCTOBER 31,      1994 TO
                                                               APRIL 30,     ------------------------   OCTOBER 31,
                                                                  1998        1997     1996     1995      1994(1)
                                                              -----------------------------------------------------
                                                              (UNAUDITED)
Net Asset Value, Beginning of Period........................     $16.10      $14.69   $13.47   $11.51     $11.49
                                                                 ------      ------   ------   ------     ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................       0.46        0.39     0.41     0.39       0.18
  Net Realized & Unrealized Gain on Investments.............       1.20        2.36     1.53     2.03       0.04
                                                                 ------      ------   ------   ------     ------
    Total From Investment Operations........................       1.66        2.75     1.94     2.42       0.22
                                                                 ------      ------   ------   ------     ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................      (0.47)      (0.40)   (0.40)   (0.38)     (0.20)
  Distributions from Capital Gains..........................      (2.32)      (0.94)   (0.32)   (0.08)         -
                                                                 ------      ------   ------   ------     ------
    Total Distributions.....................................      (2.79)      (1.34)   (0.72)   (0.46)     (0.20)
                                                                 ------      ------   ------   ------     ------
Net Asset Value, End of Period..............................     $14.97      $16.10   $14.69   $13.47     $11.51
                                                                 ======      ======   ======   ======     ======
Total Return(3).............................................      9.33%      19.86%   14.73%   21.60%      1.94%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................    $68,428      $46,556  $22,243  $7,372     $3,362
  Ratio of Operating Expenses to Average Net Assets(4)......      1.77%(2)    1.79%    1.86%    1.84%     1.772%
  Ratio of Net Investment Income to Average Net Assets......      2.25%(2)    2.48%    2.80%    3.10%     3.222%
  Portfolio Turnover Rate...................................        54%         54%      46%      32%        25%

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  GROWTH & INCOME FUND   CLASS A SHARES

                                PERIOD ENDED                      YEAR ENDED OCTOBER 31,
                                 APRIL 30,     ------------------------------------------------------------
                                    1998        1997     1996     1995     1994     1993     1992     1991
                                ---------------------------------------------------------------------------
                                (UNAUDITED)
Net Asset Value, Beginning of
Period........................     $21.01      $17.26   $14.65   $12.71   $12.81   $12.02   $11.86    $9.18
                                   ------      ------   ------   ------   ------   ------   ------   ------
 INCOME FROM INVESTMENT
 OPERATIONS:
  Net Investment Income.......       0.04        0.12     0.20     0.22     0.18     0.21     0.29     0.29
  Net Realized & Unrealized
   Gain/(Loss) on
   Investments................       3.00        4.98     3.16     2.31     0.85     1.10     0.80     2.69
                                   ------      ------   ------   ------   ------   ------   ------   ------
    Total From Investment
    Operations................       3.04        5.10     3.36     2.53     1.03     1.31     1.09     2.98
                                   ------      ------   ------   ------   ------   ------   ------   ------
 LESS DISTRIBUTIONS:
  Dividends from Net
   Investment Income..........      (0.06)      (0.14)   (0.21)   (0.19)   (0.18)   (0.21)   (0.34)   (0.30)
  Distributions from Capital
   Gains......................      (2.47)      (1.21)   (0.54)   (0.40)   (0.95)   (0.31)   (0.59)       -
                                   ------      ------   ------   ------   ------   ------   ------   ------
    Total Distributions.......      (2.53)      (1.35)   (0.75)   (0.59)   (1.13)   (0.52)   (0.93)   (0.30)
                                   ------      ------   ------   ------   ------   ------   ------   ------
Net Asset Value, End of
Period........................     $21.52      $21.01   $17.26   $14.65   $12.71   $12.81   $12.02   $11.86
                                   ======      ======   ======   ======   ======   ======   ======   ======
Total Return(3)...............     15.42%      31.24%   23.61%   20.87%    8.55%   11.06%    9.94%   32.69%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period
   ($1,000's).................   $515,796      $299,928 $178,331 $130,630 $102,837 $95,229  $81,102  $69,365
  Ratio of Operating Expenses
   to Average Net Assets(4)...      0.98%(2)    1.05%    1.03%    1.07%    1.10%    1.17%    1.10%    1.12%
  Ratio of Net Investment
   Income to Average Net
   Assets.....................      0.69%(2)    0.66%    1.26%    1.62%    1.45%    1.67%    2.37%    2.73%
  Portfolio Turnover Rate.....        44%         71%      52%      39%      34%      54%      18%      26%

                                 YEAR ENDED OCTOBER 31,
                                -------------------------
                                 1990      1989     1988
                                -------------------------

Net Asset Value, Beginning of
Period........................   $12.17   $11.10    $9.77
                                -------   ------   ------
 INCOME FROM INVESTMENT
 OPERATIONS:
  Net Investment Income.......     0.35     0.46     0.35
  Net Realized & Unrealized
   Gain/(Loss) on
   Investments................    (2.19)    0.96     1.32
                                -------   ------   ------
    Total From Investment
    Operations................    (1.84)    1.42     1.67
                                -------   ------   ------
 LESS DISTRIBUTIONS:
  Dividends from Net
   Investment Income..........    (0.50)   (0.35)   (0.29)
  Distributions from Capital
   Gains......................    (0.65)       -    (0.05)
                                -------   ------   ------
    Total Distributions.......    (1.15)   (0.35)   (0.34)
                                -------   ------   ------
Net Asset Value, End of
Period........................    $9.18   $12.17   $11.10
                                =======   ======   ======
Total Return(3)...............  (16.25)%  13.00%   17.36%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period
   ($1,000's).................  $68,297   $72,642  $69,117
  Ratio of Operating Expenses
   to Average Net Assets(4)...    1.17%    1.06%    0.89%
  Ratio of Net Investment
   Income to Average Net
   Assets.....................    3.33%    3.88%    3.33%
  Portfolio Turnover Rate.....      37%      37%      45%

  GROWTH & INCOME FUND   CLASS B SHARES

                                                                                                         MARCH 30,
                                                              PERIOD ENDED    YEAR ENDED OCTOBER 31,      1994 TO
                                                               APRIL 30,     ------------------------   OCTOBER 31,
                                                                  1998        1997     1996     1995      1994(1)
                                                              -----------------------------------------------------
                                                              (UNAUDITED)
Net Asset Value, Beginning of Period........................     $20.85      $17.17   $14.59   $12.68     $12.00
                                                                 ------      ------   ------   ------     ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................       0.00       (0.02)    0.06     0.11       0.05
  Net Realized & Unrealized Gain on Investments.............       2.96        4.93     3.14     2.31       0.69
                                                                 ------      ------   ------   ------     ------
    Total From Investment Operations........................       2.96        4.91     3.20     2.42       0.74
                                                                 ------      ------   ------   ------     ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................          -       (0.02)   (0.08)   (0.11)     (0.06)
  Distributions from Capital Gains..........................      (2.47)      (1.21)   (0.54)   (0.40)         -
                                                                 ------      ------   ------   ------     ------
    Total Distributions.....................................      (2.47)      (1.23)   (0.62)   (0.51)     (0.06)
                                                                 ------      ------   ------   ------     ------
Net Asset Value, End of Period..............................     $21.34      $20.85   $17.17   $14.59     $12.68
                                                                 ======      ======   ======   ======     ======
Total Return(3).............................................     15.06%      30.20%   22.55%   19.95%      6.14%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................   $118,479      $49,994  $22,851  $8,871     $2,082
  Ratio of Operating Expenses to Average Net Assets(4)......      1.72%(2)    1.88%    1.94%    1.91%      1.85%(2)
  Ratio of Net Investment Income to Average Net Assets......     -0.13%(2)   -0.19%    0.34%    0.69%      0.65%(2)
  Portfolio Turnover Rate...................................        44%         71%      52%      39%        34%

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  NORTHWEST FUND   CLASS A SHARES

                                 PERIOD ENDED                     YEAR ENDED DECEMBER 31,
                                  APRIL 30,     ------------------------------------------------------------
                                     1998        1997     1996     1995     1994     1993     1992     1991
                                 ---------------------------------------------------------------------------
                                 (UNAUDITED)
Net Asset Value,
Beginning of Period............     $25.92      $19.69   $17.40   $14.30   $14.50   $14.04   $13.45    $8.43
                                    ------      ------   ------   ------   ------   ------   ------   ------
 INCOME FROM
 INVESTMENT OPERATIONS:
  Net Investment
   Income/(Loss)...............       0.00       (0.02)    0.03     0.07     0.08     0.07     0.08     0.07
  Net Realized & Unrealized
   Gain/(Loss) on
   Investments.................       2.84        8.13     2.47     3.10     0.35     0.46     0.69     5.03
                                    ------      ------   ------   ------   ------   ------   ------   ------
    Total From Investment
    Operations.................       2.84        8.11     2.50     3.17     0.43     0.53     0.77     5.10
                                    ------      ------   ------   ------   ------   ------   ------   ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment
   Income......................          -           -    (0.03)   (0.07)   (0.08)   (0.07)   (0.07)   (0.08)
  Distributions from
   Capital Gains...............      (4.77)      (1.88)   (0.18)       -    (0.55)       -    (0.11)       -
                                    ------      ------   ------   ------   ------   ------   ------   ------
    Total Distributions........      (4.77)      (1.88)   (0.21)   (0.07)   (0.63)   (0.07)   (0.18)   (0.08)
                                    ------      ------   ------   ------   ------   ------   ------   ------
Net Asset Value,
End of Period..................     $23.99      $25.92   $19.69   $17.40   $14.30   $14.50   $14.04   $13.45
                                    ======      ======   ======   ======   ======   ======   ======   ======
Total Return(3)................     12.11%      44.47%   14.54%   22.24%    2.97%    3.82%    5.77%   60.49%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period
   ($1,000's)..................   $286,979      $256,908 $176,706 $157,953 $152,622 $168,840 $167,115 $98,754
  Ratio of Operating Expenses
   to Average Net Assets(4)....      1.01%(2)    1.05%    1.08%    1.10%    1.09%    1.09%    1.11%    1.21%
  Ratio of Net Investment
   Income to Average Net
   Assets......................     -0.01%(2)   -0.08%    0.16%    0.44%    0.51%    0.48%    0.53%    0.63%
  Portfolio Turnover Rate......        42%         37%      42%       9%      11%       8%       4%       8%

                                  YEAR ENDED DECEMBER 31,
                                 --------------------------
                                   1990      1989     1988
                                 --------------------------

Net Asset Value,
Beginning of Period............    $10.18    $7.55    $6.02
                                 --------   ------   ------
 INCOME FROM
 INVESTMENT OPERATIONS:
  Net Investment
   Income/(Loss)...............      0.08     0.08     0.06
  Net Realized & Unrealized
   Gain/(Loss) on
   Investments.................     (1.76)    2.63     1.52
                                 --------   ------   ------
    Total From Investment
    Operations.................     (1.68)    2.71     1.58
                                 --------   ------   ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment
   Income......................     (0.07)   (0.08)   (0.05)
  Distributions from
   Capital Gains...............         -        -        -
                                 --------   ------   ------
    Total Distributions........     (0.07)   (0.08)   (0.05)
                                 --------   ------   ------
Net Asset Value,
End of Period..................     $8.43   $10.18    $7.55
                                 ========   ======   ======
Total Return(3)................  (16.68)%   36.14%   26.42%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period
   ($1,000's)..................   $42,647   $18,687  $6,994
  Ratio of Operating Expenses
   to Average Net Assets(4)....     1.45%    1.50%    1.44%
  Ratio of Net Investment
   Income to Average Net
   Assets......................     0.72%    0.81%    0.84%
  Portfolio Turnover Rate......        7%      12%      17%

  NORTHWEST FUND   CLASS B SHARES

                                                                                                            MARCH 30,
                                                              PERIOD ENDED     YEAR ENDED DECEMBER 31,       1994 TO
                                                               APRIL 30,     ---------------------------   OCTOBER 31,
                                                                  1998        1997      1996      1995       1994(1)
                                                              ---------------------------------------------------------
                                                              (UNAUDITED)
Net Asset Value, Beginning of Period........................     $25.34       $19.45    $17.31    $14.28      $14.42
                                                                -------      -------   -------   -------     -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................      (0.01)       (0.08)    (0.08)    (0.05)      (0.02)
  Net Realized & Unrealized Gain/(Loss) on Investments......       2.68         7.85      2.40      3.08       (0.12)
                                                                -------      -------   -------   -------     -------
    Total From Investment Operations........................       2.67         7.77      2.32      3.03       (0.14)
                                                                -------      -------   -------   -------     -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................          -            -         -         -           -
  Distributions from Capital Gains..........................      (4.77)       (1.88)    (0.18)        -           -
                                                                -------      -------   -------   -------     -------
    Total Distributions.....................................      (4.77)       (1.88)    (0.18)        -           -
                                                                -------      -------   -------   -------     -------
Net Asset Value, End of Period..............................     $23.24       $25.34    $19.45    $17.31      $14.28
                                                                =======      =======   =======   =======     =======
Total Return(3).............................................      11.66        43.17     13.54     21.25       (0.97)
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................    $55,932      $39,627   $14,653    $7,083      $3,012
  Ratio of Operating Expenses to Average Net Assets(4)......      1.91%(2)     1.91%     1.98%     1.95%       1.96%(2)
  Ratio of Net Investment Income to Average Net Assets......     -0.90%(2)    -0.96%    -0.76%    -0.45%      -0.39%(2)
  Portfolio Turnover Rate...................................        42%          37%       42%        9%         11%

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  GROWTH FUND   CLASS A SHARES

                                                                                                                         APRIL 5,
                                                                                 YEAR ENDED JUNE 30,                     1993 TO
                                                                ------------------------------------------------------   JUNE 30,
                                                                1998++       1997        1996        1995        1994    1993(1)
                                                                -----------------------------------------------------------------
Net Asset Value, Beginning of Period........................    $14.90      $15.69      $14.18      $10.73      $10.72    $10.00
                                                                ------      ------      ------      ------      ------    ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................     (0.15)(7)   (0.03)(7)   (0.07)(7)    0.05(7)    (0.02)     0.00(6)
  Net Realized & Unrealized Gain/(Loss) on Investments......      4.99        1.58        3.47        3.42        0.03(9)    0.72
                                                                ------      ------      ------      ------      ------    ------
    Total From Investment Operations........................      4.84        1.55        3.40        3.47        0.01      0.72
                                                                ------      ------      ------      ------      ------    ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................         -           -           -       (0.02)          -         -
  Distributions in Excess of Net Investment Income..........         -           -           -           -           -         -
  Distributions from Net Realized Gains.....................     (1.28)      (2.34)      (1.89)      (0.00)(6)       -         -
  Distributions in Excess of Net Realized Gains.............         -           -           -           -           -         -
  Distributions from Capital................................         -           -           -           -           -         -
                                                                ------      ------      ------      ------      ------    ------
    Total Distributions.....................................     (1.28)      (2.34)      (1.89)      (0.02)          -         -
                                                                ------      ------      ------      ------      ------    ------
Net Asset Value, End of Period..............................    $18.46      $14.90      $15.69      $14.18      $10.73    $10.72
                                                                ======      ======      ======      ======      ======    ======
Total Return(5).............................................    35.43%      10.88%      25.44%      32.33%       0.00%     7.30%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................    $112,153    $111,187    $179,720    $154,763    $126,808 $23,323
  Ratio of Operating Expenses to Average Net Assets.........     1.66%       1.70%       1.70%       1.76%       1.75%     1.44%(2)
  Ratio of Net Investment Income to Average Net Assets......    -0.91%      -0.22%      -0.49%       0.28%      -0.35%    -0.63%(2)
  Portfolio Turnover Rate...................................      153%        156%        205%        233%        227%       13%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian.........................     1.66%(8)    1.70%(8)    1.71%(8)      N/A         N/A       N/A
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................     1.66%(8)    1.70%(8)    1.71%(8)    1.76%       1.75%     2.52%(2)

  GROWTH FUND   CLASS B SHARES

                                                                         YEAR ENDED JUNE 30,
                                                               ----------------------------------------
                                                               1998++      1997       1996      1995+++
                                                               ----------------------------------------
Net Asset Value, Beginning of Period........................   $14.53     $15.47     $14.10     $10.73
                                                               ------     ------     ------     ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................    (0.25)(7)  (0.14)(7)  (0.19)(7)  (0.04)(7)
  Net Realized & Unrealized Gain on Investments.............     4.82       1.54       3.45       3.42
                                                               ------     ------     ------     ------
    Total From Investment Operations........................     4.57       1.40       3.26       3.38
                                                               ------     ------     ------     ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................        -          -          -      (0.01)
  Distributions in Excess of Net Investment Income..........        -          -          -          -
  Distributions from Net Realized Gains.....................    (1.28)     (2.34)     (1.89)     (0.00)(6)
  Distributions in Excess of Net Realized Gains.............        -          -          -          -
  Distributions from Capital................................        -          -          -          -
                                                               ------     ------     ------     ------
    Total Distributions.....................................    (1.28)     (2.34)     (1.89)     (0.01)
                                                               ------     ------     ------     ------
Net Asset Value, End of Period..............................   $17.82     $14.53     $15.47     $14.10
                                                               ======     ======     ======     ======
Total Return(5).............................................   34.43%      9.99%     24.54%     31.46%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................   $38,390    $30,397    $25,067    $6,928
  Ratio of Operating Expenses to Average Net Assets.........    2.46%      2.45%      2.45%      2.51%
  Ratio of Net Investment Income to Average Net Assets......   -1.70%     -0.97%     -1.24%     -0.47%
  Portfolio Turnover Rate...................................     153%       156%       205%       233%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian.........................    2.46%(8)   2.45%(8)   2.46%(8)     N/A
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................    2.46%(8)   2.45%(8)   2.46%(8)   2.51%

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  EMERGING GROWTH FUND    CLASS A SHARES


                                               YEAR ENDED JUNE 30,
                                -------------------------------------------------
                                1998++        1997         1996         1995
                                -------------------------------------------------
Net Asset Value, Beginning of
Period........................  $18.28       $20.17       $15.47       $13.02
                                ------       ------       ------       ------
 INCOME FROM INVESTMENT
 OPERATIONS:
  Net Investment
   Income/(Loss)..............   (0.22)(7)    (0.21)(7)    (0.19)(7)    (0.00)(6)(7)
  Net Realized & Unrealized
   Gain/(Loss) on
   Investments................    2.50        (0.18)        5.65         2.77
                                ------       ------       ------       ------
    Total From Investment
    Operations................    2.28        (0.39)        5.46         2.77
                                ------       ------       ------       ------
 LESS DISTRIBUTIONS:
  Dividends from Net
   Investment Income..........       -            -            -            -
  Distributions in Excess of
   Net Investment Income......       -            -            -            -
  Distributions from Net
   Realized Gains.............   (1.07)       (1.50)       (0.76)       (0.32)
  Distributions in Excess of
   Net Realized Gains.........       -            -            -            -
  Distributions from
   Capital....................       -            -            -            -
                                ------       ------       ------       ------
    Total Distributions.......   (1.07)       (1.50)       (0.76)       (0.32)
                                ------       ------       ------       ------
Net Asset Value, End of
Period........................  $19.49       $18.28       $20.17       $15.47
                                ======       ======       ======       ======
Total Return(5)...............  12.95%       (1.50)%      35.93%       21.54%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period
   ($1,000's).................  $118,473     $165,719     $283,747     $185,722
  Ratio of Operating Expenses
   to Average Net Assets......   1.66%        1.64%        1.64%        1.68%
  Ratio of Net Investment
   Income/Loss to Average Net
   Assets.....................  -1.10%       -1.17%       -1.02%       -0.31%
  Portfolio Turnover Rate.....    112%          81%         131%         181%
  Ratio of Operating Expenses
   to Average Net Assets
   Without Fee Waivers,
   Expenses Absorbed and/or
   Credits Allowed by the
   Custodian..................   1.66%(8)     1.64%(8)     1.65%(8)     1.68%

                                                                      JULY 18,
                                      YEAR ENDED JUNE 30,             1990 TO
                                -------------------------------       JUNE 30,
                                 1994           1993      1992        1991(1)
                                ----------------------------------------------
Net Asset Value, Beginning of
Period........................  $13.76          $11.67    $9.62        $10.00
                                ------         -------   ------       -------
 INCOME FROM INVESTMENT
 OPERATIONS:
  Net Investment
   Income/(Loss)..............   (0.09)          (0.02)   (0.01)(7)      0.09
  Net Realized & Unrealized
   Gain/(Loss) on
   Investments................    0.68            2.31     2.16         (0.40)
                                ------         -------   ------       -------
    Total From Investment
    Operations................    0.59            2.29     2.15         (0.31)
                                ------         -------   ------       -------
 LESS DISTRIBUTIONS:
  Dividends from Net
   Investment Income..........       -               -    (0.01)        (0.07)
  Distributions in Excess of
   Net Investment Income......       -               -        -             -
  Distributions from Net
   Realized Gains.............   (1.33)          (0.20)   (0.08)            -
  Distributions in Excess of
   Net Realized Gains.........       -               -        -             -
  Distributions from
   Capital....................       -               -    (0.01)(10)        -
                                ------         -------   ------       -------
    Total Distributions.......   (1.33)          (0.20)   (0.10)        (0.07)
                                ------         -------   ------       -------
Net Asset Value, End of
Period........................  $13.02          $13.76   $11.67         $9.62
                                ======         =======   ======       =======
Total Return(5)...............   3.40%          19.75%   22.47%         (2.95)%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period
   ($1,000's).................  $124,941       $96,646   $27,652       $8,490
  Ratio of Operating Expenses
   to Average Net Assets......   1.66%           1.59%    1.93%         1.84%(2)
  Ratio of Net Investment
   Income/Loss to Average Net
   Assets.....................  -0.68%          -0.32%   -0.04%         1.10%(2)
  Portfolio Turnover Rate.....    224%             28%      60%           17%
  Ratio of Operating Expenses
   to Average Net Assets
   Without Fee Waivers,
   Expenses Absorbed and/or
   Credits Allowed by the
   Custodian..................   1.66%           1.59%    1.93%         2.11%(2)

  EMERGING GROWTH FUND    CLASS B SHARES

                                                                          YEAR ENDED JUNE 30,
                                                              -------------------------------------------
                                                              1998++       1997        1996       1995+++
                                                              -------------------------------------------
Net Asset Value, Beginning of Period........................  $17.85      $19.88      $15.37      $13.02
                                                              ------      ------      ------      ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................   (0.36)(7)   (0.34)(7)   (0.32)(7)   (0.10)(7)
  Net Realized & Unrealized Gain/(Loss) on Investments......    2.44       (0.19)       5.59        2.77
                                                              ------      ------      ------      ------
    Total From Investment Operations........................    2.08       (0.53)       5.27        2.67
                                                              ------      ------      ------      ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................       -           -           -           -
  Distributions in Excess of Net Investment Income..........       -           -           -           -
  Distributions from Net Realized Gains.....................   (1.07)      (1.50)      (0.76)      (0.32)
  Distributions in Excess of Net Realized Gains.............       -           -           -           -
  Distributions from Capital................................       -           -           -           -
                                                              ------      ------      ------      ------
    Total Distributions.....................................   (1.07)      (1.50)      (0.76)      (0.32)
                                                              ------      ------      ------      ------
Net Asset Value, End of Period..............................  $18.86      $17.85      $19.88      $15.37
                                                              ======      ======      ======      ======
Total Return(5).............................................  12.05%      (2.26)%     34.93%      20.69%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................  $28,540     $29,123     $28,920     $10,208
  Ratio of Operating Expenses to Average Net Assets.........   2.47%       2.39%       2.39%       2.43%
  Ratio of Net Investment Income/Loss to Average Net
   Assets...................................................  -1.92%      -1.92%      -1.77%      -1.06%
  Portfolio Turnover Rate...................................    112%         81%        131%        181%
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................   2.47%(8)    2.39%(8)    2.40%(8)    2.43%

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  INTERNATIONAL GROWTH FUND   CLASS A SHARES

                                                                                                                         JULY 18,
                                                                           YEAR ENDED JUNE 30,                           1990 TO
                                                   -------------------------------------------------------------------   JUNE 30,
                                                   1998++      1997      1996       1995      1994      1993     1992    1991(1)
                                                   ------------------------------------------------------------------------------
Net Asset Value, Beginning of Period............    $11.85    $10.49      $9.78     $10.74     $9.80    $8.82    $8.27     $10.00
                                                   -------    ------    -------    -------   -------   ------   ------   --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..................      0.05(7)   0.04(7)    0.05(7)   (0.11)(7)    0.06   0.07     0.05       0.02
  Net Realized & Unrealized Gain/(Loss) on
   Investments..................................     (0.67)     1.55       1.21      (0.31)     1.15     0.94     0.55      (1.75)
                                                   -------    ------    -------    -------   -------   ------   ------   --------
    Total From Investment Operations............     (0.62)     1.59       1.26      (0.42)     1.21     1.01     0.60      (1.73)
                                                   -------    ------    -------    -------   -------   ------   ------   --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income..........     (0.50)    (0.13)     (0.05)     (0.04)    (0.02)   (0.03)   (0.05)         -
  Distributions in Excess of Net Investment
   Income.......................................     (0.03)        -      (0.04)         -         -        -        -          -
  Distributions from Net Realized Gains.........     (0.50)    (0.10)     (0.46)     (0.44)    (0.25)       -        -          -
  Distributions in Excess of Net Realized
   Gains........................................         -         -          -      (0.06)        -        -        -          -
                                                   -------    ------    -------    -------   -------   ------   ------   --------
    Total Distributions.........................     (1.03)    (0.23)     (0.55)     (0.54)    (0.27)   (0.03)   (0.05)         -
                                                   -------    ------    -------    -------   -------   ------   ------   --------
Net Asset Value, End of Period..................    $10.20    $11.85     $10.49      $9.78    $10.74    $9.80    $8.82      $8.27
                                                   =======    ======    =======    =======   =======   ======   ======   ========
Total Return(5).................................   (4.19)%    15.50%     13.16%    (4.01)%    12.39%   11.51%    7.28%   (17.30)%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)..........   $38,281    $57,776   $116,254   $91,763   $127,764  $56,962  $24,479   $11,647
  Ratio of Operating Expenses to Average Net
   Assets.......................................     1.67%     1.65%      1.77%      1.69%     1.69%    1.80%    2.25%      2.24%(2)
  Ratio of Net Investment Income to Average Net
   Assets.......................................     0.50%     0.35%      0.46%      0.62%     0.54%    1.07%    0.69%      0.51%(2)
  Portfolio Turnover Rate.......................      118%       67%       125%        81%       44%      63%      66%        45%
  Ratio of Operating Expenses to Average Net
   Assets Without Fee Waivers, Expenses Absorbed
   and/or Credits Allowed by the Custodian......     1.67%(8)  1.65%(8)   1.77%(8)   1.69%     1.69%    1.80%    2.29%      2.47%(2)

  INTERNATIONAL GROWTH FUND   CLASS B SHARES

                                                                          YEAR ENDED JUNE 30,
                                                                ----------------------------------------
                                                                1998++      1997       1996      1995+++
                                                                ----------------------------------------
Net Asset Value, Beginning of Period........................     $11.70     $10.39      $9.73     $10.74
                                                                -------    -------    -------    -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................      (0.04)(7)   (0.04)(7)   (0.03)(7)   (0.17)(7)
  Net Realized & Unrealized Gain/(Loss) on Investments......      (0.64)      1.53       1.21      (0.31)
                                                                -------    -------    -------    -------
    Total From Investment Operations........................      (0.68)      1.49       1.18      (0.48)
                                                                -------    -------    -------    -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................      (0.42)     (0.08)     (0.02)     (0.03)
  Distributions in Excess of Net Investment Income..........      (0.03)         -      (0.04)         -
  Distributions from Net Realized Gains.....................      (0.50)     (0.10)     (0.46)     (0.44)
  Distributions in Excess of Net Realized Gains.............          -          -          -      (0.06)
                                                                -------    -------    -------    -------
    Total Distributions.....................................      (0.95)     (0.18)     (0.52)     (0.53)
                                                                -------    -------    -------    -------
Net Asset Value, End of Period..............................     $10.07     $11.70     $10.39      $9.73
                                                                =======    =======    =======    =======
Total Return(5).............................................    (4.95)%     14.66%     12.34%    (4.61)%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................     $4,294     $4,876     $4,447     $2,268
  Ratio of Operating Expenses to Average Net Assets.........      2.49%      2.40%      2.52%      2.44%
  Ratio of Net Investment Income to Average Net Assets......     -0.35%     -0.40%     -0.29%     -0.13%
  Portfolio Turnover Rate...................................       118%        67%       125%        81%
  Net Investment Income (Loss) Per Share Without Fee
   Waivers, Expenses Absorbed and/or Credits Allowed by the
   Custodian................................................         $-(7)(8)  $(0.04)(7)(8)  $(0.03)(7)(8)     N/A
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................      2.53%(8)   2.40%(8)   2.52%(8)   2.44%

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  STRATEGIC GROWTH PORTFOLIO

                                                                         CLASS A                         CLASS B
                                                              -----------------------------   -----------------------------
                                                              YEAR ENDED   JULY 25, 1996 TO   YEAR ENDED   JULY 25, 1996 TO
                                                               JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                                                1998++         1997(1)          1998++         1997(1)
                                                              -------------------------------------------------------------
Net Asset Value, Beginning of Period........................    $11.26          $10.00          $11.19          $10.00
                                                                ------          ------          ------          ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................      0.00(7)(6)       (0.02)(7)     (0.09)(7)       (0.10)(7)
  Net Realized & Unrealized Gain on Investments.............      2.12            1.90            2.11            1.90
                                                                ------          ------          ------          ------
    Total From Investment Operations........................      2.12            1.88            2.02            1.80
                                                                ------          ------          ------          ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................         -               -               -               -
  Distributions in Excess of Net Investment Income..........     (0.68)          (0.62)          (0.64)          (0.61)
  Distributions from Net Realized Gains.....................     (0.04)          (0.00)(6)       (0.04)          (0.00)(6)
                                                                ------          ------          ------          ------
    Total Distributions.....................................     (0.72)          (0.62)          (0.68)          (0.61)
                                                                ------          ------          ------          ------
Net Asset Value, End of Period..............................    $12.66          $11.26          $12.53          $11.19
                                                                ======          ======          ======          ======
Total Return(5).............................................    20.11%          19.33%          19.24%          18.48%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................   $18,330         $14,253         $51,173         $35,802
  Ratio of Operating Expenses to Average Net Assets(11).....     0.94%           0.90%(2)        1.68%           1.65%(2)
  Ratio of Net Investment Income/Loss to Average Net
   Assets...................................................     0.01%          -0.19%(2)       -0.74%          -0.94%(2)
  Portfolio Turnover Rate...................................       23%             33%             23%             33%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian(11).....................     0.94%           0.91%(2)        1.68%           1.66%(2)
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................     1.08%           1.45%(2)        1.83%           2.20%(2)

  CONSERVATIVE GROWTH PORTFOLIO

                                                                         CLASS A                         CLASS B
                                                              -----------------------------   -----------------------------
                                                              YEAR ENDED   JULY 25, 1996 TO   YEAR ENDED   JULY 25, 1996 TO
                                                               JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                                                1998++         1997(1)          1998++         1997(1)
                                                              -------------------------------------------------------------
Net Asset Value, Beginning of Period........................    $10.86          $10.00          $10.80          $10.00
                                                               -------          ------         -------          ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................      0.13(7)         0.08(7)         0.04(7)         0.01(7)
  Net Realized & Unrealized Gain on Investments.............      1.42            1.32            1.43            1.31
                                                               -------          ------         -------          ------
    Total From Investment Operations........................      1.55            1.40            1.47            1.32
                                                               -------          ------         -------          ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................     (0.09)          (0.08)          (0.08)          (0.01)
  Distributions in Excess of Net Investment Income..........     (0.42)          (0.46)          (0.39)          (0.51)
  Distributions from Net Realized Gains.....................     (0.06)              -           (0.06)              -
                                                               -------          ------         -------          ------
    Total Distributions.....................................     (0.57)          (0.54)          (0.53)          (0.52)
                                                               -------          ------         -------          ------
Net Asset Value, End of Period..............................    $11.84          $10.86          $11.74          $10.80
                                                               =======          ======         =======          ======
Total Return(5).............................................    15.18%          14.39%          14.44%          13.59%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................  $114,946        $136,141        $169,269        $158,697
  Ratio of Operating Expenses to Average Net Assets(11).....     0.95%           0.92%(2)        1.70%           1.67%(2)
  Ratio of Net Investment Income/Loss to Average Net
   Assets...................................................     1.17%           0.81%(2)        0.40%           0.06%(2)
  Portfolio Turnover Rate...................................       28%             20%             28%             20%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian(11).....................     0.95%           0.93%(2)        1.70%           1.68%(2)
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................     1.00%           1.17%(2)        1.74%           1.92%(2)

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  BALANCED PORTFOLIO

                                                                         CLASS A                         CLASS B
                                                              -----------------------------   -----------------------------
                                                              YEAR ENDED   JULY 25, 1996 TO   YEAR ENDED   JULY 25, 1996 TO
                                                               JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                                                1998++         1997(1)          1998++         1997(1)
                                                              -------------------------------------------------------------
Net Asset Value, Beginning of Period........................    $10.95          $10.00          $10.95          $10.00
                                                               -------         -------         -------         -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................      0.22            0.20            0.17(7)         0.14(7)
  Net Realized & Unrealized Gain on Investments.............      1.25            1.27            1.22            1.25
                                                               -------         -------         -------         -------
    Total From Investment Operations........................      1.47            1.47            1.39            1.39
                                                               -------         -------         -------         -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................     (0.23)          (0.20)          (0.20)          (0.14)
  Distributions in Excess of Net Investment Income..........     (0.45)          (0.32)          (0.40)          (0.30)
  Distributions from Net Realized Gains.....................     (0.11)          (0.00)(6)       (0.11)          (0.00)(6)
                                                               -------         -------         -------         -------
    Total Distributions.....................................     (0.79)          (0.52)          (0.71)          (0.44)
                                                               -------         -------         -------         -------
Net Asset Value, End of Period..............................    $11.63          $10.95          $11.63          $10.95
                                                               =======         =======         =======         =======
Total Return(5).............................................    14.32%          15.02%          13.47%          14.23%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................  $101,726        $109,421        $114,944         $99,821
  Ratio of Operating Expenses to Average Net Assets(11).....     0.95%           0.92%(2)        1.70%           1.67%(2)
  Ratio of Net Investment Income/Loss to Average Net
   Assets...................................................     2.14%           2.48%(2)        1.39%           1.73%(2)
  Portfolio Turnover Rate...................................       29%             46%             29%             46%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian(11).....................     0.95%           0.93%(2)        1.70%           1.68%(2)
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................     1.00%           1.17%(2)        1.75%           1.92%(2)

  FLEXIBLE INCOME PORTFOLIO

                                                                         CLASS A                         CLASS B
                                                              -----------------------------   -----------------------------
                                                              YEAR ENDED   JULY 25, 1996 TO   YEAR ENDED   JULY 25, 1996 TO
                                                               JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                                                1998++         1997(1)*         1998++         1997(1)
                                                              -------------------------------------------------------------
Net Asset Value, Beginning of Period........................    $10.57          $10.00          $10.57          $10.00
                                                                ------          ------          ------          ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................      0.45            0.43(7)         0.31            0.38(7)
  Net Realized & Unrealized Gain on Investments.............      0.67            0.70            0.73            0.68
                                                                ------          ------          ------          ------
    Total From Investment Operations........................      1.12            1.13            1.04            1.06
                                                                ------          ------          ------          ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................     (0.45)          (0.43)          (0.37)          (0.38)
  Distributions in Excess of Net Investment Income..........     (0.21)          (0.13)          (0.21)          (0.11)
  Distributions from Net Realized Gains.....................     (0.24)          (0.00)(6)       (0.24)          (0.00)(6)
                                                                ------          ------          ------          ------
    Total Distributions.....................................     (0.90)          (0.56)          (0.82)          (0.49)
                                                                ------          ------          ------          ------
Net Asset Value, End of Period..............................    $10.79          $10.57          $10.79          $10.57
                                                                ======          ======          ======          ======
Total Return(5).............................................    11.07%          11.58%          10.24%          10.80%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets End of Period ($1,000's).......................    $8,808         $12,613          $7,684          $7,385
  Ratio of Operating Expenses to Average Net Assets(11).....     0.95%           0.92%(2)        1.70%           1.67%(2)
  Ratio of Net Investment Income/Loss to Average Net
   Assets...................................................     4.07%           4.95%(2)        3.32%           4.20%(2)
  Portfolio Turnover Rate...................................       24%             54%             24%             54%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian(11).....................     0.95%           0.93%(2)        1.70%           1.68%(2)
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................     1.23%           1.67%(2)        1.98%           2.42%(2)

Footnotes appear on page 62

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  INCOME PORTFOLIO

                                                                         CLASS A                         CLASS B
                                                              -----------------------------   -----------------------------
                                                              YEAR ENDED   JULY 25, 1996 TO   YEAR ENDED   JULY 25, 1996 TO
                                                               JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                                                1998++         1997(1)          1998++         1997(1)
                                                              -------------------------------------------------------------
Net Asset Value, Beginning of Period........................    $10.13          $10.00          $10.13          $10.00
                                                                ------          ------          ------          ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................      0.64            0.58(7)         0.56            0.51(7)
  Net Realized & Unrealized Gain on Investments.............      0.22            0.14(9)         0.22            0.14(9)
                                                                ------          ------          ------          ------
    Total From Investment Operations........................      0.86            0.72            0.78            0.65
                                                                ------          ------          ------          ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................     (0.65)          (0.58)          (0.57)          (0.51)
  Distributions in Excess of Net Investment Income..........     (0.00)(6)       (0.01)          (0.00)(6)       (0.01)
  Distributions from Net Realized Gains.....................         -           (0.00)(6)           -           (0.00)(6)
                                                                ------          ------          ------          ------
    Total Distributions.....................................     (0.65)          (0.59)          (0.57)          (0.52)
                                                                ------          ------          ------          ------
Net Asset Value, End of Period..............................    $10.34          $10.13          $10.34          $10.13
                                                                ======          ======          ======          ======
Total Return(5).............................................     8.71%           7.38%           7.90%           6.63%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................    $7,793         $13,410          $4,084          $4,537
  Ratio of Operating Expenses to Average Net Assets(11).....     0.95%           0.93%(2)        1.70%           1.68%(2)
  Ratio of Net Investment Income/Loss to Average Net
   Assets...................................................     6.23%           6.09%(2)        5.48%           5.34%(2)
  Portfolio Turnover Rate...................................       14%             56%             14%             56%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian(11).....................     0.95%           0.93%(2)        1.71%           1.68%(2)
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian**..........................................     1.25%           1.65%(2)        2.01%           2.40%(2)

Footnotes appear on page 62

--------------------------------------------------------------------------------

FOOTNOTES TO FINANCIAL HIGHLIGHTS

  (1)  From the commencement of offering shares.
  (2)  Annualized.
  (3) Total returns do not reflect a sales charge and are not annualized.
  (4) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.
  (5) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor, administrator and/or distributor or without credits allowed by the custodian.
  (6)  Amount represents less than $0.01 per share.
  (7) Per share numbers have been calculated using the average shares method.
  (8) The ratio and per share numbers include custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective
       September 1, 1995.
  (9) The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
 (10) Amounts distributed in excess of accumulated net investment income as determined for financial statement purposes have been reported as distributions from paid-in capital at the fiscal year end in which the distribution was made. Certain of these distributions which are reported as being from paid-in capital for financial statement purposes may be reported to shareholders as taxable distributions due to differing tax and accounting rules.
 (11) The Portfolios will indirectly incur their pro rata share of the expenses of the Funds when they purchase. Such underlying Fund expenses are not included in the table.
    + Fiscal year end changed to October 31. Prior to this, the fiscal year end was December 31.
   ++  On March 20, 1998, WM Advisors, Inc. replaced Sierra
       Investment Advisers Corporation as investment adviser to the Fund. In the case of the portfolios, on March 20, 1998, WM
       Advisors, Inc. replace Sierra Investment Services
       Corporation as investment advisor to the portfolio.
  +++ On July 1, 1994, the Funds commenced selling Class B shares in addition to Class A shares. Those shares in existence prior to July 1, 1994 were designated Class A shares.
 ++++  Fiscal year end changed as indicated.

--------------------------------------------------------------------------------

                                   APPENDIX A

   DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

+ Aaa, Aa, A -- Bonds which are rated Aaa or Aa are judged to be of high quality by all standards and are generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

+ Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

+ Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

+ B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

+ Caa -- Bonds which are rated Caa are poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

+ Ca -- Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

+ C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospectus of ever attaining any real investment standing.

+ Description of Standard & Poor's bond ratings: AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in high rated categories.

+ BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

+ BB-B-CCC-CC-C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

+ CI -- The rating CI is reserved for income bonds on which no income is being paid.

+ D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


------------------------------------------------------------------------------------------------------------------------------

                                                                                                         (800) 222-5852
       [LOGO]WM                                                                           1201 Third Avenue, Suite 1400
             GROUP of FUNDS                                                                   Seattle, Washington 98101

------------------------------------------------------------------------------------------------------------------------------

1. YOUR ACCOUNT REGISTRATION Check one box for the account you wish to open and complete information.

   [ ] INDIVIDUAL ..................... NAME: ________________________________________ SS/TAX ID# ___________________

                                        STREET ADDRESS ______________________________________________________________

                                        CITY _______________________________________________STATE ______ ZIP ________

                                        HOME PHONE (  )________________________ BUSINESS PHONE (  ) _________________

   [ ] JOINT TENANT ................... NAME OF ADD'L OWNER:___________________________ SS/TAX ID# __________________

   [ ] TENANTS IN COMMON

   [ ] TRANSFER TO MINORS ............. ______________________________ AS CUSTODIAN FOR _____________________________
                                             NAME OF CUSTODIAN                                  NAME OF MINOR

                                        UNDER THE _____ UNIFORM TRANSFERS (GIFTS) TO MINORS ACT ___ MINOR'S SS# _____
                                                  STATE                                         AGE

   [ ] OTHER .......................... NAME:___________________________________________ SS/TAX ID# _________________

                                        Indicate name of Corporation, other organization or fiduciary; if Trust, include date of instrument (additional forms, such as a Corporate Resolution may be required -- call 800-222-5852 for information)

   [ ] I AM A UNITED STATES CITIZEN ... IF NOT, PLEASE SPECIFY COUNTRY ______________________________________________

------------------------------------------------------------------------------------------------------------------------------

2. YOUR INVESTMENT SELECTION  Minimum initial $1,000; Minimum subsequent $50 per fund listed below
   WM GROUP OF FUNDS

   MONEY FUNDS                                                       EQUITY FUNDS
     MONEY MARKET FUND              Class A Shares $_______            BOND & STOCK FUND
     TAX-EXEMPT MONEY MARKET FUND   Class A Shares $_______                 Class A Shares $_______   Class B Shares $_______
     CALIFORNIA MONEY FUND          Class A Shares $_______            GROWTH & INCOME FUND
                                                                            Class A Shares $_______   Class B Shares $_______
   FIXED-INCOME FUNDS                                                  GROWTH FUND
     SHORT TERM HIGH QUALITY BOND FUND                                      Class A Shares $_______   Class B Shares $_______
          Class A Shares $_______   Class B Shares $_______            INTERNATIONAL GROWTH FUND
     TARGET MATURITY 2002 FUND                                              Class A Shares $_______   Class B Shares $_______
          Class A Shares $_______                                      NORTHWEST FUND
     U.S. GOVERNMENT SECURITIES FUND                                        Class A Shares $_______   Class B Shares $_______
          Class A Shares $_______   Class B Shares $_______            EMERGING GROWTH FUND
     INCOME FUND                                                            Class A Shares $_______   Class B Shares $_______
          Class A Shares $_______   Class B Shares $_______
     HIGH YIELD FUND                                                 STRATEGIC ASSET MANAGEMENT PORTFOLIOS
          Class A Shares $_______   Class B Shares $_______          ($10,000 MINIMUM; $100 SUBSEQUENT)
                                                                       STRATEGIC GROWTH PORTFOLIO
   MUNICIPAL FUNDS                                                          Class A Shares $_______   Class B Shares $_______
     TAX-EXEMPT BOND FUND                                              CONSERVATIVE GROWTH PORTFOLIO
          Class A Shares $_______   Class B Shares $_______                 Class A Shares $_______   Class B Shares $_______
     CALIFORNIA MUNICIPAL FUND                                         BALANCED PORTFOLIO
          Class A Shares $_______   Class B Shares $_______                 Class A Shares $_______   Class B Shares $_______
     CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND                    FLEXIBLE INCOME PORTFOLIO
          Class A Shares $_______   Class B Shares $_______                 Class A Shares $_______   Class B Shares $_______
     FLORIDA INSURED MUNICIPAL FUND                                    INCOME PORTFOLIO
          Class A Shares $_______   Class B Shares $_______                 Class A Shares $_______   Class B Shares $_______

   OTHER ________________________   Amount $_______________          TOTAL INVESTMENT $______________________________________

------------------------------------------------------------------------------------------------------------------------------

3. YOUR PAYMENT METHOD FOR INITIAL INVESTMENT

   [ ] CHECK .......................... MAKE CHECK PAYABLE TO: WM GROUP OF FUNDS
   [ ] WIRE ........................... CALL 800-222-5852 FOR INSTRUCTIONS

------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------

4. YOUR BROKER/DEALER -- (If you do not have a registered representative, we will refer you to one)

   DEALER NUMBER ________________________________ BRANCH NUMBER ______________ REPRESENTATIVE'S NUMBER _______________

   REPRESENTATIVES NAME: FIRST __________________________________ LAST _______________________________________________

   BRANCH ADDRESS _______________________________________________ CITY ______________________ STATE _____ ZIP ________

------------------------------------------------------------------------------------------------------------------------------

5. SPECIAL FEATURES AND PRIVILEGES

   A. TELEPHONE PRIVILEGES -- permits transfer of money by wire between your fund(s) within the WM GROUP OF FUNDS and your designated bank account (please attach a voided unsigned check)

      [ ] YES    [ ] NO  .... IF "YES," PLEASE WIRE MONIES TO THE FOLLOWING BANK:

      NAME OF YOUR BANK _________________________________________________________________________________________________

      BANK ACCOUNT NAME ____________________________________________ BANK ACCOUNT NO. ___________________________________

      BANK ADDRESS _________________________________________________ CITY ______________________ STATE _____ ZIP ________


   B. DIVIDEND AND DISTRIBUTION PLANS -- check only one; if none is checked, all dividends/distributions will be reinvested

      [ ] FULL REINVESTMENT -- reinvest all dividends and distributions at net asset value

      [ ] CASH -- [ ] pay all income dividends and distributions by check and mail/deposit to my bank provided in Section "A"

                  [ ] pay all income dividends and distributions by check and mail to the address provided in Section "1"

      [ ] SYSTEMATIC WITHDRAWAL PLAN -- if you have more than $5,000 in a WM GROUP OF FUNDS mutual fund account, (per
                                        Fund or Portfolio), you can elect to receive a regular check as follows:

         FREQUENCY:  [ ] - Monthly   [ ] - Quarterly   [ ] - Semi-Annually   [ ] - Annually    Amount $ _________________

         DATE PAYMENT TO BEGIN ON ____________________

         CHECK THE DATE OF PAYMENT YOU PREFER:  [ ] - 10th day   OR   [ ] - 20th day of month

   C. CHECKWRITING PRIVILEGES -- available for Class A Shares of the money funds only; minimum of $250 per check
      If you wish to redeem monies by check, complete the Signature Card (see following page).

   D. AUTOMATIC INVESTMENT PLAN -- (optional)

      I authorize the Trust's Agent to withdraw funds from the bank account provided below in the amount of $____________
      (minimum $50), on the Days/Date indicated below and on the Day/Date of each week/month thereafter.

         FREQUENCY:   [ ] - Weekly _______________   [ ] - Bi-Monthly ________ & ________   [ ] - Monthly _______________
         (Check one)               Day of the week                      Date       Date                        Date

      NAME OF YOUR BANK ____________________________________________(account must have check or draft writing privileges)

      BANK ACCOUNT NAME ____________________________________________ BANK ACCOUNT NO. ___________________________________

      BANK ADDRESS _________________________________________________ CITY ______________________ STATE _____ ZIP ________
      (pleae attach a voided unsigned check of encoded deposit slip)

   E. LETTER OF INTENT -- (LOI)

      I agree to the terms of the Letter of Intent and provisions for redemption of shares as set forth in the
      Prospectus. Although I am not obligated to do so, it is my intention to invest over a 13-month period in Class A
      Shares or one or more funds (excluding all Money Funds) an aggregate amount at least equal to the amount indicated
      below:

      [ ] - $50,000    [ ] - $100,000    [ ] - $250,000    [ ] - $500,000    [ ] - $1,000,000

      ___________________ NOTE: THE EFFECTIVE DATE CAN BE NO MORE THAN 90 DAYS PRIOR TO TODAY'S DATE.
        Effective Date

      ___________________________________________________________________               _________________________________
                               Signature(s)                                                            Date

     APPLICATION CONTINUED ON THE NEXT PAGE

------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

 F. RIGHT OF ACCUMULATION -- (ROA)

    In order for a cumulative quantity discount (as described in the Prospectus) to be made available, you or your securities dealer must notify WM Shareholder Services at 800-222-5852 of the total holdings in your group (excluding all
    Class A Shares of Money Funds) each time an order is placed.

    [ ] I own shares in other of the WM GROUP OF FUNDS or the WM Prime Income Fund which may entitle this purchase to have a reduced sales charge under the provisions in the WM GROUP OF FUNDS Prospectus. My other account numbers (including accounts held by my spouse and minor children) are:


    ______________________________________________________       ________________________________________________________

    ______________________________________________________       ________________________________________________________


    _______________________________________________________________________________________       _______________________
                                          Signature(s)                                                     Date

----------------------------------------------------------------------------------------------------------------------------


 6. CLIENT SIGNATURES AND TAXPAYER CERTIFICATION Please read and sign below

    I am of legal age, have received and read the Prospectus, agree to its terms and understand that by signing below (a)
    neither the Funds nor the Trusts of which they are a series are a bank; and Fund shares are not backed or guaranteed by any bank nor insured by the FDIC; (b) my/our account will automatically have the Exchange Privilege capability and that all information provided above (if applicable) will apply to any Fund into which my/our shares may be exchanged; (c) I hereby ratify any instructions given on this account and any account into which I exchange relating to items on the application and agree that neither the Funds, nor WM Shareholder Services, Inc., will be liable for any loss, cost or expense for acting upon such instructions (by telephone or in writing) believed by it to be genuine and in accordance with the procedures described in the Prospectus; (d) it is my responsibility to read the Prospectus; (e) I represent and warrant that I have full right, power and authority to give the foregoing affirmations, certifications and authorizations, and to make the investments applied for pursuant to the Application Form and, if signing on behalf of the beneficial owner, represent and warrant that I am duly authorized to sign the Application Form and to purchase and redeem shares (or to deposit and withdraw funds) on behalf of the beneficial owner.

 TAXPAYER IDENTIFICATION NUMBER CERTIFICATION:

    As required by federal Law, I/we certify under penalties of perjury (1) that the Social Security Number ("SSN") or
    Taxpayer Identification Number ("TIN") provided above is correct and (2) that the IRS has never notified me/us that I/we am/are subject to 31% backup withholding, or has notified me/us that I/we am/are no longer subject to such backup withholding. (Note: If any or all of Part (2) of the preceding sentence is not true in your case, please strike out that part before signing.) If I/we fail to furnish my/our correct SSN or TIN, I/we may be subject to a penalty for each failure and my/our account may be subject to 31% backup withholding on distribution and redemption proceeds. THE
    INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THE DOCUMENT OTHER THAN THE CERTIFICATION
    REQUIRED TO AVOID BACKUP WITHHOLDING.

    ______________________________________________________  X ___________________________________________________________
    Registered Representative's Name and Number               Signature

    ______________________________________________________  X ___________________________________________________________
    Date                                                      Signature


----------------------------------------------------------------------------------------------------------------------------
    SIGNATURE CARD            ACCOUNT NUMBER ___________________________________________________________________________
                              Please check the Fund(s) for which you wish to have Checkwriting Privileges:
       [WM
    GROUP OF FUNDS               [ ] Money Market Fund    [ ] California Money Fund    [ ] Tax-Exempt Money Fund
       LOGO]
                              PLEASE PRINT
   BOSTON SAFE DEPOSIT           Last Name ______________________  First Name _________________ Middle Init. ___________
      AND TRUST CO.
                                 Signature X ___________________________________________________________________________
All Registered Owners must
sign this Signature Card.        Last Name ______________________  First Name _________________ Middle Init. ___________

                                 Signature X ___________________________________________________________________________

                              [ ] Only one signature is required on checks.   [ ] Both signatures are required on checks.
                                  IF NEITHER BOX IS CHECKED, ALL CHECKS WILL REQUIRE BOTH SIGNATURES.
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

The payment of redemption proceeds is     Boston Safe is further authorized to
authorized by the signature(s)            effect withdrawals or redemptions to
appearing on the reverse side. Each       defray Boston Safe's charges relating
signatory guarantees the genuineness      to this checking arrangement. The
of the other signatures.                  shareholder agrees that he/she shall
                                          be subject to the rules and
Boston Safe Deposit and Trust Co.         regulations of Boston Safe pertaining
("Boston Safe") is hereby appointed       to this checking arrangement as
agent by the person(s) signing this       amended from time to time; that Boston
card (the "Shareholder(s)") and, as       Safe has the right not to honor checks
agent is authorized and directed, upon    which do not meet Boston Safe's normal
presentment of checks to Boston Safe      standards for checks presented to it,
to, in the case of investments in the     that Boston Safe and WM Group of Funds
Money Market, Tax-Exempt Money Market     have the right to change, modify or
and California Money (the "Funds"),       terminate this checkwriting service at
transmit such checks to the Fund or       any time, and that Boston Safe, with
its transfer agent as requests to         respect to these checkwriting services
redeem shares registered in the name      shall be liable to the Shareholder
of the Shareholders in the amounts of     and/or the Funds only for its own
such checks for deposit in this           willful misfeasance, bad faith or
checking account; WM Shareholder          gross negligence.
Services, Inc., is hereby further
authorized to accept and execute          Please sign and return this card (with
instructions relating to such             any necessary authorizing
withdrawals.                              documentation) to:

This checking arrangement is subject            WM GROUP OF FUNDS
to the applicable terms and                    1201 Third Avenue, Suite 1400
restrictions, including charges, set           Seattle, Washington 98101
forth in the current prospectus for
each WM Group of Funds mutual fund to
which the Shareholder has arranged to
redeem shares by checkwriting.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Distributed by:                                          Bulk Rate
      WM Funds Distributor, Inc.                             U.S. Postage
                                                                 PAID
                                                            Los Angeles, CA
                                                            Permit No. 30835
[LOGO]WM
      GROUPofFUNDS


      P.O. Box 9757
      Providence, RI 02940-9757











[RECYCLED LOGO]Printed on Recycled Paper with Soy-based Inks


                                                                 WMG1000 (250M)


--------------------------------------------------------------------------------

                          [BACKGROUND IMAGE OF CLOCKS]

                         THE   WM   GROUP   OF   FUNDS
                                   Prospectus
                            For Class I and S Shares
                                NOVEMBER 1, 1998
--------------------------------------------------------------------------------

Money Funds

+ Money Market Fund
----------------------------------------------------------------
+ Tax-Exempt Money Market Fund
----------------------------------------------------------------
+ California Money Fund
----------------------------------------------------------------
Fixed-Income Funds

+ Short Term High Quality Bond Fund
----------------------------------------------------------------
+ U.S. Government Securities Fund
----------------------------------------------------------------
+ Income Fund
----------------------------------------------------------------
+ High Yield Fund
----------------------------------------------------------------
Municipal Funds

+ Tax-Exempt Bond Fund
----------------------------------------------------------------
+ California Municipal Fund
----------------------------------------------------------------
+ California Insured Intermediate Municipal Fund
----------------------------------------------------------------
+ Florida Insured Municipal Fund
----------------------------------------------------------------
Equity Funds

+ Bond & Stock Fund
----------------------------------------------------------------
+ Growth & Income Fund
----------------------------------------------------------------
+ Northwest Fund
----------------------------------------------------------------
+ Growth Fund
----------------------------------------------------------------
+ Emerging Growth Fund
----------------------------------------------------------------
+ International Growth Fund
----------------------------------------------------------------

--------------------------------------------------------------------------------

This Prospectus describes the Class I and Class S shares of the WM Group of Funds listed above (each a "Fund"). Class I and Class S shares offer investors alternative ways of paying sales charges and distribution costs.

All of the Funds are series of either WM Trust I or WM Trust II collectively known as the "Trusts."

Please read this Prospectus before investing, and keep it for future reference. It contains useful information that can help you decide whether the investment goals of the Funds are right for you. A Statement of Additional Information (the "SAI") about the Funds, dated November 1, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The SAI is available free upon request by calling the Trusts at 800-222-5852.

The Income, Tax-Exempt Bond, Bond & Stock, Growth & Income, Growth and Emerging Growth Funds may each invest up to 35% of their total assets in lower-rated (non-investment grade) bonds, sometimes referred to as "junk bonds." The High Yield Fund may invest entirely in lower-rated bonds and will generally invest at least 65% of its assets in such bonds. Bonds of this type are considered to be speculative with regard to the payment of interest and return of principal. Purchasers should carefully assess the risks associated with an investment in these Funds. See "Common Investment Practices - Lower-Rated Securities."

Investments in the Funds are not guaranteed or insured by the U.S. Government. There is no assurance that the Money Market, Tax-Exempt Money Market or California Money Funds will be able to maintain a stable net asset value of $1.00 per share. The California Money Fund may invest a significant percentage of its assets in a single issuer, and investing in that Fund may be riskier than investing in other types of money market funds.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         THE   WM   GROUP   OF   FUNDS

--------------------------------------------------------------------------------

                                    CONTENTS

                                                  PAGE
Schedule of Fees                                    3
The Funds' Investments and Risk Considerations      6
  Money Funds                                       6
  Fixed-Income Funds                                7
  Municipal Funds                                   8
  Equity Funds                                     10
  Common Investment Practices                      12
Performance Information                            21
Ways to Set Up Your Account                        22
How to Invest in the Funds                         23
Buying Class I Shares                              25
Buying Class S Shares                              25
Distribution of Income and Capital Gains           26
How to Sell Shares                                 26
Exchange Privilege and Restrictions                27
Dividends, Capital Gains and Taxes                 28
Organization                                       30
Financial Highlights                               35

                         THE   WM   GROUP   OF   FUNDS

 1201 Third Avenue   +   Suite 1400   +  Seattle, Washington 98101  +  Toll Free
(800)222-5852

--------------------------------------------------------------------------------

The following Funds are managed by WM Advisors, Inc. (the "Advisor") and provide a diversified selection of investment objectives and strategies:

MONEY FUNDS

+ Money Market Fund -- seeks to provide maximum current income, while preserving capital and maintaining liquidity. Investments are in high-quality money market instruments.

+ Tax-Exempt Money Market Fund -- seeks to provide maximum current income that is exempt from federal income tax, while preserving capital and maintaining liquidity. Its primary investments are high-quality, short-term fixed income Municipal Obligations. "Municipal Obligations" are obligations issued by states, counties, cities or other governmental bodies that generate income exempt from federal income tax.

+ California Money Fund -- seeks to maximize current income that is exempt from federal income tax and from California State personal income taxation, consistent with safety of principal and maintenance of liquidity. The Fund invests primarily in high-quality, short-term municipal obligations that are exempt from California State personal income tax.

FIXED-INCOME FUNDS

+ Short Term High Quality Bond Fund -- seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal. The Fund invests primarily in high grade short-term bonds and other fixed-income securities.

+ U.S. Government Securities Fund -- seeks to provide a high level of current income, consistent with safety and liquidity. The Fund invests primarily in securities of the U.S. Government and its agencies, including mortgage-backed securities.

+ Income Fund -- seeks to provide a high level of current income that is consistent with protection of shareholders' capital. It pursues this objective through investment in a diversified pool of debt securities.

+ High Yield Fund -- seeks to provide investors with high current income by investing primarily in high-yielding, lower-rated fixed-income securities. Under normal market conditions the Fund will invest at least 65% of its assets in a diversified portfolio of such securities.

--------------------------------------------------------------------------------

MUNICIPAL FUNDS

+ Tax-Exempt Bond Fund -- seeks to provide a high level of income that is exempt from federal taxes and to protect investors' capital. The Fund invests primarily in Municipal Obligations. Subject to shareholder approval, it is expected that Van Kampen Management Inc. ("Van Kampen") will serve as sub-advisor to this fund beginning January 1, 1999.

+ California Municipal Fund -- seeks to provide investors with as high a level of current income exempt from federal and California State income tax as is consistent with prudent investment management and preservation of capital. The Fund invests at least 80% of its assets in intermediate and long-term California municipal obligations. Van Kampen serves as sub-advisor to this Fund.

+ California Insured Intermediate Municipal Fund -- seeks to provide investors with as high a level of current income exempt from federal and California State income tax as is consistent with prudent investment management and preservation of capital. The Fund invests primarily in intermediate-term California municipal obligations that are "insured obligations" and offer potential for a high level of current income. Van Kampen serves as sub-advisor to this Fund.

+ Florida Insured Municipal Fund -- seeks as high a level of current income exempt from federal income tax as is consistent with prudent investment management and preservation of capital, and seeks to offer shares the value of which is exempt from Florida intangible personal property tax. The Fund invests at least 80% of its assets in intermediate and long-term Florida municipal obligations that are "insured obligations." Van Kampen serves as sub-advisor to this Fund.

EQUITY FUNDS

+ Bond & Stock Fund -- established in 1939, seeks to provide continuity of income, conservation of principal, and long-term growth of income and principal. The Fund invests primarily in common stocks, preferred stocks, bonds and convertible securities.

+ Growth & Income Fund -- established in 1949, seeks long-term capital growth, with current income as a secondary consideration. The Fund invests primarily in common stocks. The Fund may also invest in fixed-income obligations and other securities.

+ Northwest Fund -- seeks long-term growth of capital by investing primarily in common stocks of companies located or doing business in the Northwest states of Alaska, Idaho, Montana, Oregon and Washington.

+ Growth Fund -- seeks long-term capital appreciation. The Fund invests primarily in common stocks that offer potential for growth. Janus Capital Corporation ("Janus") serves as sub-advisor to this Fund.

+ Emerging Growth Fund -- seeks long-term capital appreciation by investing primarily in equity securities. The Fund invests primarily in common stocks of small companies that are expected to achieve accelerated growth in earnings on revenues and/or are believed to be undervalued in the market.

+ International Growth Fund -- seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers. Warburg Pincus Asset Management, Inc. ("Warburg Pincus") serves as sub-advisor to this Fund.

--------------------------------------------------------------------------------

                                SCHEDULE OF FEES

The table below shows the Funds' costs and expenses that an investor will bear directly or indirectly and how they affect share ownership. Except as noted and except for the High Yield Fund, expenses shown below are based upon the most recent fiscal year. Expenses shown below for the High Yield Fund are estimates for the Fund's first full fiscal year. Class I Shares impose no sales charges on purchases, exchanges or redemptions. For further information on costs and expenses, please see "Organization."

-------------------------------------------------------------------------------------------------
                                  SHAREHOLDER                               CLASS S
                              TRANSACTION EXPENSES                       SHARES (in %)
         ------------------------------------------------------------------------------------
         Maximum initial sales charge imposed on purchases (as a
         percentage of offering price at time of purchase)                    0.00
         ------------------------------------------------------------------------------------
         Maximum sales charge imposed on reinvested dividends                 0.00
         ------------------------------------------------------------------------------------
         Maximum contingent deferred sales charge ("CDSC") (as a
         percentage of original purchase price or redemption proceeds,
         as applicable)(2)                                                    5.00(1)
         ------------------------------------------------------------------------------------
         Exchange Fee                                                         0.00
         ------------------------------------------------------------------------------------
         (1) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedules set forth under "Buying Class S Shares -- Contingent deferred sales charge" in this Prospectus.
         (2) A $10 fee may be charged for redemptions made by wire transfer.
-------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                    ANNUAL FUND
                                                                 OPERATING EXPENSES
                                                                (As a percentage of
         CLASS I SHARES                                         Average net assets)
         --------------------------------------------------------------------------------------------
                                                                                          Total Fund
                                               Management    12b-1          Other          Operating
                                                 Fee(1)      Fees        Expenses(1)      Expenses(1)
         --------------------------------------------------------------------------------------------
         Money Market Fund(5)                     0.45%      0.00%           0.28%(3)        0.73%(4)
         --------------------------------------------------------------------------------------------
         Tax-Exempt Money Market Fund(5)          0.31(2)    0.00            0.26            0.57(4)
         --------------------------------------------------------------------------------------------
         California Money Fund                    0.31(2)    0.00            0.36            0.67(4)
         --------------------------------------------------------------------------------------------
         Short Term High Quality Bond Fund        0.00(2)    0.00            0.50            0.50(4)
         --------------------------------------------------------------------------------------------
         U.S. Government Securities Fund(5)       0.50(2)    0.00            0.17            0.67(4)
         --------------------------------------------------------------------------------------------
         Income Fund(5)                           0.63       0.00            0.20            0.83
         --------------------------------------------------------------------------------------------
         High Yield Fund(6)                       0.00(2)    0.00            1.11            1.11(4)
         --------------------------------------------------------------------------------------------
         Tax-Exempt Bond Fund(5)                  0.50       0.00            0.10            0.60
         --------------------------------------------------------------------------------------------
         California Municipal Fund                0.39(2)    0.00            0.23            0.62(4)
         --------------------------------------------------------------------------------------------
         California Insured Intermediate
           Municipal Fund                         0.43(2)    0.00            0.29            0.72(4)
         --------------------------------------------------------------------------------------------
         Florida Insured Municipal Fund           0.25(2)    0.00            0.49            0.74(4)
         --------------------------------------------------------------------------------------------
         Bond & Stock Fund(5)                     0.60       0.00            0.15            0.75
         --------------------------------------------------------------------------------------------
         Growth & Income Fund(5)                  0.57(2)    0.00            0.19            0.76(4)
         --------------------------------------------------------------------------------------------
         Northwest Fund(5)                        0.63       0.00            0.23            0.86
         --------------------------------------------------------------------------------------------
         Growth Fund                              0.70(2)    0.00            0.30            1.00(4)
         --------------------------------------------------------------------------------------------
         Emerging Growth Fund                     0.85(4)    0.00            0.32            1.17(4)
         --------------------------------------------------------------------------------------------
         International Growth Fund                1.02       0.00            0.34            1.36
         --------------------------------------------------------------------------------------------
         (1) After voluntary waiver/reimbursement where indicated.
         (2) The Advisor has voluntarily undertaken to waive a portion of its management fee through at least December 31, 1998. Absent such waiver, management fees would have been as follows: Tax-Exempt Money Market - 0.45%; California Money - 0.45%; Short Term High
             Quality Bond - 0.50%; U.S. Government Securities - 0.63%; High-Yield - 0.63%; California
             Municipal - 0.70%; California Insured Intermediate Municipal - 0.70%; Florida Insured
             Municipal - 0.70%; Growth & Income - 0.61%; Growth - 1.06%; Emerging Growth - 1.04%.
         (3) The Advisor has voluntarily undertaken to reimburse certain expenses. Absent such voluntary reimbursement, "other expenses" would have been: Money Market - 0.38%.
         (4) Total fund operating expenses above are restated to reflect the effect of voluntary expense waivers/reimbursements through October 31, 1999. Absent such voluntary waivers/
             reimbursements, total fund operating expenses would have been: Money Market - 0.83%;
             Tax-Exempt Money Market - 0.71%; California Money - 0.81%; Short Term High Quality Bond -
             1.00%; U.S. Government Securities - 0.80%; High Yield - 1.74%; California Municipal -
             0.93%; California Insured Intermediate Municipal - 0.99%; and Florida Insured Municipal -
             1.19%; Growth & Income - 0.80%; Growth - 1.36%; Emerging Growth -- 1.36%.
         (5) Class I shares recently introduced; expenses shown for Class I shares are based on the corresponding expenses for Class A shares except that there are no 12b-1 fees for
             Class I shares.
         (6) The High Yield Fund has no previous operating history, and therefore the expenses for the 5-year and 10-year periods are not applicable.
-----------------------------------------------------------------------------------------------------

     -------------------------------------------------
     EXAMPLES: You would pay the following
     expenses on a $1,000 investment assuming a
     5% annual return and redemption at the
     end of each period:
     -------------------------------------------------

       One       Three       Five         Ten
      Year       Years       Years       Years
     -------------------------------------------------
         7         23          41          91
         ---------------------------------------------
         6         18          32          71
         ---------------------------------------------
         7         21          38          83
         ---------------------------------------------
         5         16          28          63
         ---------------------------------------------
         7         21          38          83
         ---------------------------------------------
         8         26          46         103
         ---------------------------------------------
        11         35          62(6)      135(6)
         ---------------------------------------------
         6         19          34          75
         ---------------------------------------------
         6         20          35          77
         ---------------------------------------------
         7         23          40          89
         ---------------------------------------------
         8         24          41          92
         ---------------------------------------------
         8         24          42          93
         ---------------------------------------------
         8         24          43          94
         ---------------------------------------------
         9         27          48         106
         ---------------------------------------------
        10         32          56         122
         ---------------------------------------------
        12         37          65         142
         ---------------------------------------------
        14         43          75         164
         ---------------------------------------------
------------------------------------------------------

--------------------------------------------------------------------------------------------

                                                              ANNUAL FUND
                                                           OPERATING EXPENSES
                                                          (As a percentage of
     CLASS S SHARES                                       Average net assets)
     ---------------------------------------------------------------------------------------
                                                                                 Total Fund
                                            Management    12b-1       Other       Operating
                                             Fees(1)     Fees(2)   Expenses(1)   Expenses(1)
     ---------------------------------------------------------------------------------------
     Money Market Fund(8)                      0.45%       1.00%       0.14%(6)     1.59%(7)
     ---------------------------------------------------------------------------------------
     Tax-Exempt Money Market Fund(8)           0.31(4)     1.00        0.19%(6)     1.50(7)
     ---------------------------------------------------------------------------------------
     California Money Fund                     0.31(4)     1.00        0.40         1.71(7)
     ---------------------------------------------------------------------------------------
     Short Term High Quality Bond Fund         0.00(4)     1.00        0.55         1.55(7)
     ---------------------------------------------------------------------------------------
     U.S. Government Securities Fund(8)        0.50(4)     1.00(5)     0.21         1.71(7)
     ---------------------------------------------------------------------------------------
     Income Fund(8)                            0.63        1.00(5)     0.23         1.86
     ---------------------------------------------------------------------------------------
     High Yield Fund                           0.00(4)     1.00        1.14         2.14
     ---------------------------------------------------------------------------------------
     Tax-Exempt Bond Fund(8)                   0.50        1.00(5)     0.12         1.62
     ---------------------------------------------------------------------------------------
     California Municipal Fund                 0.39(4)     1.00        0.25         1.64(7)
     ---------------------------------------------------------------------------------------
     California Insured Intermediate
     Municipal Fund                            0.43(4)     1.00        0.28         1.71(7)
     ---------------------------------------------------------------------------------------
     Florida Insured Municipal Fund            0.25(4)     1.00        0.49         1.74(7)
     ---------------------------------------------------------------------------------------
     Bond & Stock Fund(8)                      0.60        1.00(5)     0.19         1.79
     ---------------------------------------------------------------------------------------
     Growth & Income Fund(8)                   0.57(4)     1.00(5)     0.27         1.84(7)
     ---------------------------------------------------------------------------------------
     Northwest Fund(8)                         0.63        1.00        0.28         1.91
     ---------------------------------------------------------------------------------------
     Growth Fund                               0.70(3)     1.00        0.34         2.04(7)
     ---------------------------------------------------------------------------------------
     Emerging Growth Fund                      0.85(3)     1.00        0.38         2.23
     ---------------------------------------------------------------------------------------
     International Growth Fund                 1.02        1.00        0.38         2.40
     ---------------------------------------------------------------------------------------
     (1) After voluntary waiver/reimbursement where indicated.
     (2) 0.25% of the 12b-1 fees shown represent servicing fees which are paid to the
         Distributor. Long-term Class S shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of
         Securities Dealers, Inc.
     (3) Class S shares convert to Class A shares after eight years, accordingly the expense amounts for years nine and ten are based on Class A shares.
     (4) The Advisor has voluntarily undertaken to waive a portion of its management fee through at least October 31, 1999. Absent such waiver, management fees would have been as follows: Tax-Exempt Money Market - 0.45%; California Money - 0.45%; Short
         Term High Quality Bond - 0.50%; U.S. Government Securities - 0.63%; High Yield -
         0.63%; California Municipal - 0.70%; California Insured Intermediate Municipal -
         0.70%; Florida Insured Municipal - 0.70%; Growth & Income - 0.61%; Growth -
         1.06%; Emerging Growth - 1.04%.
     (5) Restated to reflect the maximum fee payable under the Fund's Class B Distribution
         Plan.
     (6) The Advisor and/or the administrator has voluntarily undertaken to reimburse certain expenses. Absent such voluntary reimbursement, "other expenses" would have been: Money Market - 0.35%; Tax Exempt Money Market - 0.82%
     (7) Total fund operating expenses above are restated to reflect the effect of voluntary expense waivers/reimbursements through October 31, 1999. Absent such voluntary waivers/reimbursements, total fund operating expenses would have been: Money
         Market - 1.80%; Tax-Exempt Money Market - 2.27%; California Money - 1.85%; Short
         Term High Quality Bond - 2.05%; U.S. Government Securities - 1.84%; High Yield -
         2.77%; California Municipal - 1.95%; California Insured Intermediate
         Municipal - 1.98%; Florida Insured Municipal - 2.19%; Growth & Income - 1.88%;
         Growth - 2.40%; Emerging Growth - 2.42%.
     (8) Class S shares recently introduced; expenses shown are based upon the corresponding expenses for Class B shares.
     (9) Because the High Yield Fund has not completed its first full fiscal year, the expenses for the 5-year and 10-year periods are not applicable.
--------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------
     EXAMPLES: You would pay the following
     expenses on a $1,000 investment assuming
     a 5% annual return and either
     1) redemption at the end of each period or
     2) no redemption:
     -----------------------------------------------------------------------
                   (1)                               (2)
     One    Three   Five      Ten      One    Three   Five      Ten
     Year   Years   Years   Years(3)   Year   Years   Years   Years(3)
     -----------------------------------------------------------------------
      66      80      97       166      16      50      87       166
     -----------------------------------------------------------------------
      65      77      92       154      15      47      82       154
     -----------------------------------------------------------------------
      67      84     103       180      17      54      93       180
     -----------------------------------------------------------------------
      66      79      95       168      16      49      85       168
     -----------------------------------------------------------------------
      67      84     103       181      17      54      93       181
     -----------------------------------------------------------------------
      69      88     111       197      19      58     101       197
     -----------------------------------------------------------------------
      72      97    n/a(9)     n/a(9)   22      67     n/a(9)    n/a(9)
     -----------------------------------------------------------------------
      66      81      99       171      16      51      89       171
     -----------------------------------------------------------------------
      67      82     100       175      17      52      90       175
     -----------------------------------------------------------------------
      67      84     103       184      17      54      93       184
     -----------------------------------------------------------------------
      68      85     105       187      18      55      95       187
     -----------------------------------------------------------------------
      68      86     108       190      18      56      98       190
     -----------------------------------------------------------------------
      69      88     110       194      19      58     100       194
     -----------------------------------------------------------------------
      69      90     114       202      19      60     104       202
     -----------------------------------------------------------------------
      71      94     120       219      21      64     110       219
     -----------------------------------------------------------------------
      73     100     130       234      23      70     120       234
     -----------------------------------------------------------------------
      74     105     139       258      24      75     129       258
     -----------------------------------------------------------------------
----------------------------------------------------------------------------

                             THE FUNDS' INVESTMENTS
                            AND RISK CONSIDERATIONS

The following section describes the investment objective and policies of each Fund and some of the risks you should consider when investing in the Funds. The "Common Investment Practices" section that follows provides more detailed information about the investment practices of the Funds and identifies the Funds that may engage in such practices to a significant extent. Except for policies explicitly identified as "fundamental" in this Prospectus or the SAI, the investment objectives and investment policies set forth in this Prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent by vote of the Board of Trustees of the Trusts, subject to applicable law. A list of investment restrictions that identifies those restrictions that cannot be changed without the approval of a majority of an affected Fund's outstanding shares is contained in the SAI.

MONEY FUNDS

The Money Funds invest only in U.S. dollar-denominated short-term, money market securities. The Money Funds will not purchase a security other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") unless the security or the issuer with respect to a comparable security (i) is rated by at least two nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), in one of the two highest rating categories for short-term debt securities, (ii) is rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating, or (iii) if not so rated, is determined to be of comparable quality. A description of the rating systems of S&P and Moody's is contained in Appendix A to this Prospectus and in the SAI. At the time of investment, no security purchased by a Money Fund (except U.S. Government Securities subject to repurchase agreements and variable rate demand notes) can have a maturity exceeding 397 days, and each Money Fund's average portfolio maturity cannot exceed 90 days. Although the Money Funds attempt to maintain a stable net asset value ("NAV") of $1.00, there can be no assurance that any Money Fund will be able to do so.

MONEY MARKET FUND. To accomplish its objective, the Money Market Fund invests solely in money market instruments that are selected from the following six general categories: (1) U.S. Government Securities; (2) short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies) and state and local governments and municipalities to finance short-term cash needs; (3) obligations of U.S. and foreign banks with assets of more than $500 million; (4) securities issued by foreign governments, their agencies or instrumentalities or by supranational entities; (5) short-term corporate obligations rated in one of the two highest rating categories by Moody's or S&P; and (6) repurchase agreements.

TAX-EXEMPT MONEY MARKET FUND. To accomplish its objective, the Tax-Exempt Money Market Fund invests primarily in a diversified selection of Municipal Obligations, the income from which is exempt from federal income tax. "Municipal Obligations" include fixed income obligations issued by states, counties, cities or other governmental bodies that generate income exempt from federal income tax. Short-term Municipal Obligations may include, but are not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes, or other forms of short-term municipal loans and obligations. Under normal market conditions, the Fund will not invest more than 20% of its assets in obligations that pay interest subject to alternative minimum tax ("AMT-Subject Bonds").

For temporary defensive purposes, the Tax-Exempt Money Market Fund may invest more than 20% of its assets in instruments eligible for purchase by the Money Market Fund, which may produce income that is not exempt from federal income taxes.

The Fund may also invest in variable rate demand obligations, stand-by commitments, when-issued securities and forward commitments.

CALIFORNIA MONEY FUND. To accomplish its objective, the California Money Fund invests in a portfolio of Municipal Obligations. It is a fundamental policy of the Fund to invest, under normal market conditions, at least 80% of its total assets in Municipal Obligations. The Fund normally invests at least 80% of its total assets in Municipal Obligations issued by the State of California and its political subdivisions and certain other governmental issuers such as the Commonwealth of Puerto Rico ("California Municipal Obligations"), which produce income that is exempt from California state personal income tax. The Fund may also invest in AMT-Subject Bonds. For a discussion of the tax consequences of investing in AMT-Subject Bonds, see "Common Investment Practices -- Municipal Obligations and AMT-Subject Bonds" and "Dividends, Capital Gains and Taxes."

The Fund may also invest in variable rate demand obligations, stand-by commitments, when-issued securities and forward commitments.

As a non-diversified investment company under the 1940 Act, the Fund may invest a larger portion of its assets in the securities of a small number of issuers. See "Common Investment Practices -- Non-Diversified Status."

For temporary defensive purposes, the Fund may invest more than 20% of its assets in instruments eligible for purchase by the Money Market Fund, which may produce income that is not exempt from federal income taxes or California personal income tax.

FIXED-INCOME FUNDS

SHORT TERM HIGH QUALITY BOND FUND. To accomplish its objective, the Short Term High Quality Bond Fund invests primarily in short-term bonds and other debt securities. Under normal market conditions the Fund maintains a dollar-weighted average portfolio maturity of three years or less. The Fund may, however, hold individual securities with remaining maturities of more than three years. For purposes of the weighted average maturity calculation, a mortgage instrument's average life will be considered to be its maturity, and the date on which the interest rate of a floating rate security can next change will be used in place of its maturity date.

The Fund will invest substantially all of its assets in debt securities that, at the time of purchase, are rated in one of the top four rating categories by one or more NRSROs or, if unrated, are judged to be of comparable quality by the Advisor ("investment grade" securities). All debt securities purchased by the Fund will be investment grade at the time of purchase. Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities, corporate debt obligations or mortgage-related securities rated in one of the two highest categories by an NRSRO or determined by the Advisor to be of comparable quality.

The Fund may invest in obligations issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate debt obligations, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks. Investment in foreign securities is subject to special risks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may also invest in high-quality, short-term obligations (with maturities of 12 months or less). The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed obligations, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

U.S. GOVERNMENT SECURITIES FUND. To accomplish its objective, the U.S. Government Securities Fund invests primarily in a selection of obligations of the U.S. Government and its agencies. The Fund may also invest in collateralized mortgage obligations or repurchase agreements which are secured by those types of obligations. It is a fundamental policy of the Fund to invest only in the following types of securities: (1) U.S. Government securities, including mortgage-backed securities; (2) obligations secured by the full faith and credit of the U.S. Government or its instrumentalities; and (3) collateralized mortgage obligations and repurchase agreements which are secured by obligations identified in (1) and (2) above. The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes and may enter into dollar roll transactions.

INCOME FUND. To accomplish its objective, the Income Fund invests in debt issues and obligations that offer high current yields and that are consistent with a moderate degree of risk. Accordingly, the Fund invests most of its assets in (1) debt and convertible debt securities; (2) U.S. Government Securities, including mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") or similar government agencies;
(3) obligations of U.S. banks that belong to the Federal Reserve System; (4) preferred stocks and convertible preferred stocks; (5) the highest grade commercial paper as rated by S&P or Moody's; and (6) deposits in U.S. banks.

The Fund may also invest in securities denominated in foreign currencies and likewise receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging purposes in connection with the purchase and sale of foreign securities or to protect against changes in the value of specific securities held by the Fund, and may purchase and sell currencies on a spot (cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may also borrow up to 5% of its total net assets for emergency, non-investment purposes, and may enter into dollar roll transactions. The Fund may purchase securities of issuers which deal in real estate or securities which are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% of its assets in lower-rated fixed-income securities (sometimes called "junk bonds").

HIGH YIELD FUND. To accomplish its objective, the High Yield Fund invests, under normal market conditions, at least 65% of its assets in a diversified portfolio of fixed income securities (including debt securities, convertible securities and preferred stocks) rated lower than BBB by S&P or Baa by Moody's or of equivalent quality as determined by the Advisor. The remainder of the Fund's assets may be invested in any other securities the Advisor believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks and other equity securities. The Fund may invest in securities of foreign issuers and engage in hedging strategies involving options.

MUNICIPAL FUNDS

Each of the Municipal Funds, as well as the California Money Fund, invests most of its assets in Municipal Obligations. Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

TAX-EXEMPT BOND FUND. To accomplish its objective, the Tax-Exempt Bond Fund invests primarily in Municipal Obligations.

Under normal market conditions, the Fund will invest at least 80% of its assets in Municipal Obligations, including inverse floating rate obligations. The Fund specifically limits these investments to: municipal bonds, municipal notes and securities of unaffiliated tax-exempt mutual funds. Inverse floating obligations will generally be more volatile than other types of Municipal Obligations. The Fund may invest up to 35% of its assets in lower-rated securities.

In adverse markets, the Fund may seek to protect its investment position by investing up to 50% of its portfolio in taxable short-term investments such as:
(1) U.S. Government Securities; (2) commercial paper rated in the highest grade by either S&P or Moody's; (3) obligations of U.S. banks; (4) time or demand deposits in U.S. banks; and (5) repurchase agreements relating to municipal securities or any of the foregoing taxable instruments. Interest income from these short-term investments, when it is distributed by the Fund, may result in a tax liability to investors.

The Fund may also purchase and sell interest rate futures and options. The Fund may also invest in AMT-Subject Bonds, although, so long as its name includes the words "tax-exempt" and the SEC so requires, such investments will be limited to 20% of its total assets.

CALIFORNIA MUNICIPAL FUND. To accomplish its objective, the California Municipal Fund invests primarily in intermediate- and long-term California

Municipal Obligations. "California Municipal Obligations" are Municipal Obligations the interest from which is exempt from California state personal income tax. It is a fundamental policy of the Fund that, under normal market conditions, at least 80% of the Fund's total assets will be invested in California Municipal Obligations. The Fund may invest in AMT-Subject Bonds, as described in "Common Investment Practices -- Municipal Obligations and AMT-Subject Bonds."

The Fund will invest primarily in investment grade Municipal Obligations. The Fund may also invest in inverse floating obligations, which will generally be more volatile than other types of Municipal Obligations.

The Fund may, under normal circumstances, invest up to 20% of its assets in (1) Municipal Obligations that are not exempt from California personal income tax;
(2) short-term Municipal Obligations; (3) taxable cash equivalents, including short-term U.S. Government Securities, certificates of deposit and bankers' acceptances, commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P, repurchase agreements (collectively "Short-Term Instruments"); and (4) securities of money market mutual funds (subject to the limitations set forth under "Common Investment Practices"). The Fund may, for temporary defensive purposes, invest in these securities without limitation. As a non-diversified investment company under the 1940 Act, the Fund may invest a larger portion of its assets in the securities of a small number of issuers.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND. To accomplish its objective, the California Insured Intermediate Municipal Fund will invest primarily in insured intermediate-term California Municipal Obligations. It is a fundamental policy of the Fund that it will invest at least 80% of the value of its total assets in insured California Municipal Obligations (except when maintaining a temporary defensive position). The weighted average effective maturity of the securities in which the Fund invests will be ten years or less, and the maximum effective maturity (the maturity date without regard to call provisions, except that for pooled single family mortgage securities effective maturity is the average life of the underlying mortgage obligations) of any Municipal Obligation in which the Fund invests will be fifteen years.

All of the Municipal Obligations in which the Fund will invest, taking into account any insurance, are investment grade securities. For more information, see "About Bond Insurance" below and "Common Investment
Practices -- Fixed-Income Obligations."

The Fund may invest without limitation in AMT-Subject Bonds, as described in "Common Investment Practices -- Municipal Obligations and AMT-Subject Bonds."

The Fund under normal circumstances may invest up to 20% of its assets in (1) uninsured Municipal Obligations; (2) Municipal Obligations that are not exempt from California personal income tax; and (3) short-term Municipal Obligations and taxable cash equivalents, including Short-Term Instruments and securities of unaffiliated money market mutual funds (subject to the limitations set forth under "Common Investment Practices") and may, for temporary defensive purposes, invest in these securities without limitation. In addition, the Fund may invest in inverse floating rate obligations. Inverse floating obligations will generally be more volatile than other types of Municipal Obligations. See "Common Investment Practices -- Floating Rate, Inverse Floating Rate and Variable Rate Obligations."

The Fund may engage in hedging transactions through the use of financial futures and options thereon, purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments and lend portfolio securities. The Fund may invest in floating rate and variable rate obligations, including participation interests therein (referred to collectively as "Hedging Transactions").

As a non-diversified investment company under the 1940 Act, the Fund may invest a larger portion of its assets in the securities of a small number of issuers. See "Common Investment Practices -- Non-Diversified Status."

FLORIDA INSURED MUNICIPAL FUND. To accomplish its objective, the Florida Insured Municipal Fund will invest primarily in insured, intermediate- and long-term Florida Municipal Obligations, which are Municipal Obligations issued by the State of Florida and its political subdivisions. The Fund will invest primarily in investment-grade Municipal Obligations. It is a fundamental policy of the Fund that it will invest at least 80% of the value of its total assets (except when maintaining a temporary defensive position) in insured Florida Municipal Obligations. See "About Bond Insurance" below. The Fund may invest without limitation in AMT-Subject Bonds, as described in "Common Investment Practices -- Municipal Obligations and AMT-Subject Bonds." The Fund may also invest in inverse floating obligations, which will generally be more volatile than other types of Municipal Obligations.

The Fund may invest up to 20% of its total assets in (1) uninsured Municipal Obligations; (2) Municipal Obligations that are not exempt from Florida intangible personal property tax; and (3) Short-Term Instruments and securities of unaffiliated money market mutual funds and, for temporary defensive purposes, invest in these securities without limitation.

As a non-diversified investment company under the 1940 Act, the Fund may invest a larger portion of its assets in the securities of a small number of issuers. See "Common Investment Practices -- Non-Diversified Status."

Florida does not impose an income tax on individuals. Distributions of investment income and capital gains by the Fund will be subject to Florida corporate income taxes. Florida imposes a tax on intangible personal property owned by Florida residents. Based on a ruling the Fund has received from the Florida Department of Revenue, if the Fund's assets consist, on the last business day of the calendar year, solely of assets exempt from Florida intangible personal property tax, shares of the Fund owned by Florida residents will be exempt from Florida intangible personal property tax. Assets exempt from Florida intangible personal property tax include Florida Municipal Obligations issued by the State of Florida and its political subdivisions, municipalities, and public authorities; obligations of the U. S. Government or its agencies; and cash.

ABOUT BOND INSURANCE. The insured Municipal Obligations in which the California Insured Intermediate Municipal and Florida Insured Municipal Funds will invest and the other Municipal Funds may invest are insured under insurance policies that relate to the specific Municipal Obligation in question ("Specific Issue Insurance") and that are issued by an insurer having a claims-paying ability rated AAA by S&P or Aaa by Moody's. Specific Issue Insurance is generally non-cancelable and will continue in force so long as the Municipal Obligations are outstanding and the insurer remains in business.

The insured Municipal Obligations are insured as to the scheduled payment of all installments of principal and interest as they fall due. Such insurance does not insure against market risk and therefore does not guarantee the market value of the obligations in a Fund's investment portfolio or a Fund's NAV. Such market value and NAV will continue to fluctuate in response to fluctuations in interest rates. A Fund's investment policy requiring investment in insured Municipal Obligations will not affect the Fund's ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations as set forth herein, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.

EQUITY FUNDS

BOND & STOCK FUND. To accomplish its objective, the Bond & Stock Fund invests primarily in common stocks, preferred stocks, bonds and convertible securities. Under normal market conditions at least 25% of the Fund's assets will be invested in fixed-income securities, including preferred stocks and that portion of the value of convertible securities which is not attributable to a conversion feature. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. Government Securities and asset-backed securities, and may also invest up to 35% of its assets, in below investment grade bonds (sometimes called junk bonds). The Fund may purchase or sell U.S. Government Securities or collateralized mortgage obligations on "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in real estate investment trusts, known as "REITs." The Fund may write
(sell) covered call options. A call option is covered if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH & INCOME FUND. To accomplish its objective, the Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. To limit risk, repurchase agreements maturing in more than seven days will not exceed 10% of the Fund's total assets. The Fund may invest up to 25% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 35% of its assets in below investment grade fixed-income securities.

The Fund may purchase or sell U.S. Government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate up to 20% of the market value of its total assets minus total liabilities (except for the obligations created by these commitments). The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar denominated securities of foreign issuers.

NORTHWEST FUND. To accomplish its objective, the Northwest Fund invests in common stocks of companies located or doing business in the Northwest states of Alaska, Idaho, Montana, Oregon and Washington. Under normal circumstances, at least 65% of the Fund's total assets will be invested in companies whose principal executive offices are located in one of those states.

The Fund is permitted to invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs, and may write (sell) covered call options.

Because the Fund concentrates its investments in companies located or doing business in the Northwest, the Fund is not intended as a complete investment program, and could be adversely impacted by economic trends within the five-state area.

GROWTH FUND. To accomplish its objective, the Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in debt securities, bonds, convertible bonds, preferred stock and convertible preferred stock, including up to 35% of its assets in non-investment-grade debt securities.

The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, and up to 5% of its assets in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

EMERGING GROWTH FUND. To accomplish its objective, the Emerging Growth Fund invests primarily in equity securities of companies with market capitalization of less than $1.4 billion at the time of purchase. In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock and warrants to purchase common stock, as well as cash and cash equivalents. The Fund may invest up to 25% of its assets in securities of foreign issuers and up to 5% of its assets in securities in developing or emerging countries. The Fund may invest up to 35% of its assets in non-investment-grade debt securities if the Advisor believes that doing so will be consistent with the goal of capital appreciation.

Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are generally traded in lower volume than those issued by larger companies and may be more volatile and less liquid, and consequently bear greater investment risk, than those of larger companies. Small capitalization companies generally are not as well known to the investing public and have less of an investor following than larger companies. In selecting investments for the Fund, the Advisor seeks small capitalization companies that it believes are undervalued in the marketplace, or that have earnings that the Advisor expects to grow faster than the U.S. economy in general.

INTERNATIONAL GROWTH FUND. To accomplish its objective, the International Growth Fund invests primarily in equity securities of issuers located in foreign countries that the Fund's sub-advisor believes present attractive investment opportunities. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of investment opportunities available to international investors. The relative strength or weakness of a particular country's currency or economy may dictate whether securities of issuers located in such country will be purchased or sold. The Fund may invest without limit in the securities of issuers located in any one country (except as provided below with respect to emerging markets countries). The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.

The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in restricted or unlisted securities.

The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, the Fund may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's or S&P, or, if unrated, of comparable quality in the opinion of the Fund's sub-advisor.

The Fund may invest up to 30% of its assets in the securities of companies in or governments of developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging markets country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment grade corporate debt securities having maturities longer than one year, including Euro-currency instruments and securities.

COMMON INVESTMENT PRACTICES

The presentation of the common investments practices as set forth below is ordered alphabetically and not necessarily in order of importance.

The following pages contain more detailed information about types of securities in which the Funds may invest, and strategies which the Advisor or the respective sub-advisor may employ in pursuit of that Fund's investment objective and a summary of risks and restrictions associated with these securities and investment practices. Each Fund's NAV will fluctuate as the values of the securities it owns change. There are many factors that influence fluctuations in the market value of securities owned by the Funds. These include economic trends, government actions and regulations and international monetary conditions. An individual security's price can be affected by such factors as poor earnings reports by its issuer, litigation, loss of major customers or changes particular to its industry. For more information, see the SAI. The Funds may from time to time be adversely affected by large purchases and redemptions of Fund shares resulting from reallocations and rebalancings by the WM Strategic Asset Management Portfolios (the "Portfolios") or other accounts managed by the Advisor that invest in the Funds. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. The Equity Funds, the Short Term High Quality Bond Fund, the Income Fund and the High Yield Fund may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. These securities generally involve the risks described under "Foreign Investments" below.

BORROWING. The Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. For the California Money, Short Term High Quality Bond, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Funds, such borrowings may not exceed 30% of total assets. The Money Market, Tax-Exempt Money Market, U.S. Government Securities, Income, High Yield, Tax-Exempt Bond, Bond & Stock, Growth & Income and Northwest Funds may borrow up to 5% of total assets for emergency purposes. In addition, the Money Market and Tax-Exempt Money Market Funds may borrow up to 33 1/3% of total assets to meet redemption requests. The Short Term High Quality Bond Fund is prohibited from borrowing money or entering into reverse repurchase agreements or dollar roll transactions (described below) in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to such borrowings and transactions). If a Fund makes additional leverage investments while borrowings are outstanding, this will have the effect of leveraging the Fund. The California Money, Short Term High Quality Bond, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Funds may not purchase additional securities when borrowings, including, for each such Fund other than the Short Term High Quality Bond Fund, reverse repurchase agreements, exceed 5% of total assets. Leveraging will magnify declines as well as increases in the NAV of a Fund's shares and in the yield on a Fund's investments. Each of the foregoing percentage limitations on borrowings is a fundamental policy of the respective Funds.

The Income, Short Term High Quality Bond and U.S. Government Securities Funds may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date, which, under the Investment Company Act of 1940, as amended (the "1940 Act") may be considered borrowings from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in the dollar roll transactions, for example, may be used to purchase long-term securities which will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested in bonds, the Fund will be subject to market risk on these bonds as well as similar risk with respect to the securities the Fund is required to repurchase. See "Fixed-Income Obligations" below.

Each of the Short Term High Quality Bond, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Funds may engage in REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline at the same time there is decline in the securities sold (and required to be repurchased).

FIXED-INCOME OBLIGATIONS. The market value of fixed-income securities held by a Fund and, consequently, the value of the Fund's shares can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yield of the Fund will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, obligations purchased by a Fund may be subject to the risk of default. Fixed-Income obligations, including Municipal Obligations, rated in the lower end of the investment-grade category (Baa or BBB) may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers.

The fixed-income securities in which the Funds may invest include zero coupon securities, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other fixed-income securities.

FLOATING RATE, INVERSE FLOATING RATE AND VARIABLE RATE OBLIGATIONS. The Municipal Funds, the Fixed-Income Funds and the Growth & Income Fund may purchase floating rate, inverse floating rate and variable rate obligations, including participation interests therein.

The Money Funds may purchase floating rate and variable rate obligations, including participation interests therein.

The Fixed-Income Funds may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. Municipal Obligations purchased by the Municipal Funds may include floating rate, inverse floating rate and variable rate obligations, including variable rate demand notes issued by industrial development authorities and other governmental entities, as well as participation interests therein. Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by the Advisor or the Fund's sub-advisor to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.

Each Fund may also invest in securities representing interests in tax-exempt securities, known as inverse floating obligations or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The Equity Funds and Fixed-Income Funds (with the exception of the U.S. Government Securities, Bond & Stock, Growth & Income and Northwest Funds) may, subject to the investment limitations stated elsewhere in this Prospectus and the SAI, engage in foreign currency exchange transactions. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

These Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. In addition, when the Advisor or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. The Fund may also enter into a forward contract to sell a currency which is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

Forward currency exchange contracts are agreements to exchange one currency for another - for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen - at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, the Advisor or the Fund's sub-advisor will enter into forward currency exchange contracts only with parties approved by the Trusts' Board of Trustees or persons acting pursuant to their direction.

Each of the Funds other than the Money Funds (the "Non-Money Funds") (with the exception of the U.S. Government Securities Bond & Stock, Growth & Income and Northwest Funds) may invest in securities which are indexed to certain specific foreign currency exchange rates. These securities involve the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.

While the foregoing actions are intended to protect the Fund from adverse currency movements, there is a risk that currency movements involved will not be properly anticipated, and there can be no assurance that such transactions will be available or that the Funds will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN INVESTMENTS. The Money Market, Bond & Stock, Growth & Income and Northwest Funds may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The High Yield, Income, Short Term High Quality Bond, Emerging Growth, Growth and International Growth Funds may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from (i) fluctuations in currency exchange rates, (ii) devaluation of currencies, (iii) future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, (iv) reduced availability of public information concerning issuers, and (v) the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange (the "NYSE"). Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

GEOGRAPHICAL CONCENTRATION. Potential investors in the Northwest Fund and the Municipal Funds (other than the Tax-Exempt Bond Fund) as well as the California Money Fund should consider the possibly greater risk arising from the geographic concentration of their investments, as well as the current and past financial condition of California and Florida municipal issuers in the case of the Municipal Funds. In addition to factors affecting the state or regional economy, certain California and Florida constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences affecting California and Florida municipal obligations, respectively. See the SAI for a more detailed description of these risks.

GOVERNMENT STRIPPED MORTGAGE-BACKED SECURITIES. The Income, Short Term High Quality Bond, U.S. Government Securities and High Yield Funds may invest in government stripped mortgage-backed securities issued or guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions (principal-only or "PO strips") or interest distributions (interest-only or "IO strips") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The mortgages backing GNMA certificates include conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages, and adjustable-rate mortgages. The U.S. Government guarantees the timely payment of interest and principal for these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. See "Mortgage-Backed Securities" below. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying PO and IO strips mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at a time when it wishes to do so.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When the Advisor or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the Tax-Exempt Money Market, California Money, California Insured Intermediate Municipal, California Municipal, Florida Insured Municipal, Short Term High Quality Bond, Tax-Exempt Bond, Emerging Growth, Growth and International Growth Funds may invest up to 10% of its assets in securities of mutual funds that are not affiliated with the Advisor or the Fund's sub-advisor, if any. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory and administration fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus, provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.

ILLIQUID SECURITIES. Up to 15% of the net assets of each Non-Money Fund, and up to 10% of the net assets of each Money Fund, may be invested in securities that are not readily marketable. Such illiquid securities may include (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in the SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities the disposition of which is restricted under federal securities laws (excluding certain Rule 144A securities, as described below). The Funds will not include for purposes of the restrictions on illiquid investments securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, so long as such securities meet liquidity guidelines established by the Trusts' Board of Trustees.

LENDING OF SECURITIES. The California Money, California Insured Intermediate Municipal, Short Term High Quality Bond, Emerging Growth, Growth and International Growth Funds each may lend portfolio securities up to 20% of total assets to brokers and other financial organizations. The Bond & Stock, Growth & Income and Northwest Funds may lend portfolio securities up to 33% of total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand.

LOWER-RATED SECURITIES. The Income, Tax-Exempt Bond, Bond & Stock, Emerging Growth, Growth & Income and Growth Funds may each invest up to 35% of the total assets of the Fund in non-investment grade debt securities, sometimes referred to as "junk bonds." The High Yield Fund may invest all of its assets in such securities and will generally invest at least 65% of its assets in such securities.

Non-investment grade securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for the Fund to value or to sell certain of these securities under certain market conditions. Non-investment-grade debt securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this Prospectus.

The following table shows, for each indicated Fund, the average percentage of its total assets that was invested during the past fiscal year in securities assigned to the various rating categories by S&P, or if unrated by S&P, assigned to comparable rating categories by another NRSRO, and in unrated securities determined by the Advisor to be of comparable quality:

                               Income    Tax-Exempt    Bond & Stock
S&P RATING                      Fund     Bond Fund         Fund
-------------------------------------------------------------------
AAA (or US Treasury).........    40%         36%            24%
AA...........................     2          46              0
A............................    13           9              1
BBB..........................    22           4              6
BB...........................     5           0              2
B............................     6           0              2
Not Rated....................     7           3              1

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The California Insured Intermediate Municipal, California Municipal, Florida Insured Municipal, Short Term High Quality Bond, U.S. Government Securities, Emerging Growth and International Growth Funds may invest in mortgage-backed U.S. Government securities, which represent interests in a pool of mortgage loans. See "Government Stripped Mortgage-Backed Securities" above. In addition, the Income, Bond & Stock and Growth & Income Funds may invest in commercial mortgage-backed securities, which are similar to the above mortgage-backed securities, except they are not issued or guaranteed by governmental entities. Commercial mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While commercial mortgage-backed securities are generally structured with one or more types of credit enhancement, they typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

The Money Market, Tax-Exempt Money Market, Short Term High Quality Bond, Bond & Stock, Emerging Growth and High Yield Funds may purchase asset-backed securities. These Funds will not invest more than 10% of their total assets in asset-backed securities, except that the Short Term High Quality Bond Fund may invest up to 25% of its total assets in such securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, including home equity loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

MUNICIPAL LEASES. The Tax-Exempt Money Market, California Money and California Insured Intermediate Municipal Funds may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event foreclosure of that property might prove difficult.

MUNICIPAL OBLIGATIONS AND AMT-SUBJECT BONDS. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

"AMT-Subject Bonds" are Municipal Obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs and water and sewer projects. Interest on AMT-Subject Bonds is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. See "Dividends, Capital Gains and Taxes" for a discussion of the tax consequences of investing in AMT-Subject Bonds.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

NON-DIVERSIFIED STATUS. Each of the California Money, California Municipal, Florida Insured Municipal and California Insured Intermediate Municipal Funds is classified as "non-diversified" under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each of these Funds must, however, meet certain diversification standards to qualify as a regulated investment company under the Code. See the "Taxes" section in the SAI. Each of these Funds may assume large positions in the obligations of a small number of issuers, which may subject the Fund to greater credit and other risks than a more broadly diversified portfolio.

REAL ESTATE INVESTMENT TRUSTS. The Income, Bond & Stock, Growth & Income and Northwest Funds may invest in real estate investment trusts, known as "REITs." REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. All of the Funds may invest in repurchase agreements, which are purchases of underlying debt obligations from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the obligations at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. The Tax-Exempt Money Market and California Money Funds' investments in repurchase agreements are limited by their restrictions on investment in taxable instruments. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments, and the proceeds are allocated to the participating funds on a pro-rata basis.

RESTRICTED SECURITIES. Each of the Funds may purchase restricted securities, provided such securities are (in the case of the Money Market, Tax-Exempt Money Market, Income, U.S. Government Securities, Tax-Exempt Bond, Bond & Stock, Growth & Income and Northwest Funds) eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended. Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities, making restricted securities, in many instances, more liquid than they once were considered to be, investing in restricted securities could have the effect of increasing the level of illiquidity of the portfolio securities of a Fund. While such conditions are in effect, it could be more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

STAND-BY COMMITMENTS. The California Money and Tax-Exempt Money Market Funds and the Municipal Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Obligations at a specified price. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available from them. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this Prospectus and the SAI, each of the Funds except the Money Funds may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. Utilizing these investment strategies, the Fund may purchase and sell, to the extent not otherwise limited or restricted for such Fund, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The Funds may write
(sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security. All the above are collectively referred to as "Strategic Transactions."

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns. Any or all of these investment techniques may be used at any time, as the use of any Strategic Transaction is a function of numerous variables including market conditions. The use of Strategic Transactions involves special considerations and risks; for example, (1) the ability of the Fund to utilize Strategic Transactions successfully will depend on the ability of the Advisor or the sub-advisor to predict pertinent market movements, (2) the risk that the other party to a Strategic Transaction will fail to meet its obligations to the Fund, (3) the risk that the Fund will be unable to close out a Strategic Transaction at a time when it would otherwise do so, due to the illiquidity of the Strategic Transaction and (4) the risk of imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of the related portfolio positions. Strategic Transactions can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements or of unfavorable currency fluctuations in the related portfolio or currency positions, but can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in positions. The Funds will comply with applicable regulatory requirements when utilizing Strategic Transactions.

U.S. GOVERNMENT SECURITIES. All of the Funds may invest in U.S. Government Securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA bonds), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC bonds).

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED-DELIVERY
TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds (with the exception of the Money Funds) may purchase or sell securities on a when-issued or a delayed-delivery basis. The Funds will enter into a when-issued transactions only for the purpose of acquiring portfolio securities. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The California Money Fund and the Municipal Funds may purchase Municipal Obligations offered on a "forward commitment" basis.

When-issued Municipal Obligations may include bonds purchased on a "when, as and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. No when-issued or forward commitments will be made by the California Money Fund or any Municipal Fund if, as a result, more than 20% of the value of the Fund's total assets would be committed to such transactions. A significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

YEAR 2000. Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Advisor and Shareholder Services have advised the Funds that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to avoid any such negative impact. In addition, the Advisor has been advised by the Custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Funds and the Advisor have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the Funds' assets may be adversely affected by the inability of their issues or third parties to properly process date-related information from and after January 1, 2000.

PORTFOLIO TRANSACTIONS AND TURNOVER. All orders for the purchase or sale of securities on behalf of each Fund are placed by the Advisor or relevant sub-advisor with broker-dealers that it selects. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to the Advisor or sub-advisor. Each Fund may, at the discretion of the Advisor or sub-advisor, utilize authorized dealers or brokers affiliated with the Advisor or sub-advisor in connection with a purchase or sale of securities in accordance with rules adopted or exemptive orders issued by the SEC and procedures adopted by the Trusts' trustees.

Each Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs, and may increase taxable capital gains. Historical portfolio turnover rates for each Fund are shown under "Financial Highlights" below. The Advisor and the sub-advisors will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Funds' investment objectives and policies.

                            PERFORMANCE INFORMATION

YIELD

MONEY FUNDS. From time to time, advertisements or shareholder reports concerning the Money Funds may describe yield and effective yield. The yield of a Money Fund refers to the income generated by an investment in the Fund over a 7-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. Effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. Effective yield will generally be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

FIXED-INCOME AND MUNICIPAL FUNDS. From time to time, the Fixed-Income and Municipal Funds may advertise 30-day yield. The 30-day yield of each of these Funds refers to the income generated by an investment in such Fund over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share earned by the Fund during the period by the maximum public offering price per share on the last day of the 30-day period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage of the maximum public offering price. In addition, these Funds may advertise a similar 30-day yield computed in the same manner except that the NAV per share is used in place of the public offering price per share.

TAX-EQUIVALENT YIELD. The Municipal Funds, the California Money Fund and the Tax-Exempt Money Market Fund may also quote tax-equivalent yield. Tax-equivalent yield shows the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yield. A tax-equivalent yield is calculated by dividing a Fund's tax-exempt yield by the result of one minus the sum of a stated federal and applicable state tax rate, based upon the highest marginal tax rate and adjusted for the federal deduction of state taxes paid. To the extent that a particular investor is not subject to the highest marginal tax rate, the tax-equivalent yield experienced by the investor will be lower than the tax-equivalent yield quoted by the Fund. If only a portion of a Fund's income is tax-exempt, only that portion is adjusted in the calculation.

TOTAL RETURN

From time to time, a Fund may advertise its average annual total return over various periods. Such total return figures reflect a deduction for any front end sales charge or contingent deferred sales charge and show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested. Figures will be given for recent one-, five-and ten-year periods (or from commencement of the Fund's operations) and may be given for other periods.

ADDITIONAL PERFORMANCE QUOTATIONS.

Advertisements of total return may also show total return without giving effect to sales charges. Similarly, a Fund may provide yield quotations in investor communications based on the Fund's NAV (rather than its public offering price) on the last day of the period covered by the yield computation. Because these additional quotations will not reflect the maximum sales charge payable, such performance quotations will be higher than the performance quotations that include the maximum sales charge.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT A PREDICTION OF FUTURE PERFORMANCE.

Performance information is computed separately for each class of shares. Because Class B shares bear the expense of the higher distribution and service fees, it is expected that performance for such shares will be lower than that for a Fund's Class A shares.

OBTAINING PERFORMANCE INFORMATION

Each Fund's strategies, performance, and holdings are detailed twice a year in Fund reports, which are sent to all shareholders. The SAI describes the methods used to determine a Fund's performance. Shareholders may call 800-222-5852 for performance information.

                          WAYS TO SET UP YOUR ACCOUNT

+ Individual or Joint Account
  Individual accounts are owned by one person. Two types of joint accounts (having two or more owners) can be opened:

  1) in a "joint tenancy" account, the surviving owner(s) automatically receive(s) the shares of any owner(s) who die(s); and

  2) in a "tenants in common" account, the heir(s) of any deceased owner receive(s) such owner's shares, rather than the surviving owners of the joint account.

+ Retirement
  Retirement plans protect investment income and capital gains from current taxes. Contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

   - INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") allow persons of legal age and under 70 1/2 years old with Adjusted Gross Income ("AGI") of less than $40,000 (or $60,000 if married and filing jointly) to protect up to $2,000 (subject to certain limitations for single persons with AGI equal to or greater than $30,000 and married persons who file jointly with AGI equal to or greater than $50,000) per tax year from certain tax effects. If your spouse does not work, you can protect up to an additional $2,000 per year in your spouse's name.

   - ROTH IRAS allow persons of legal age with AGI not exceeding $110,000 (or $160,000 if married and filing jointly) to protect up to $2,000 on a non-deductible basis (subject to certain limitations for single persons with AGI equal to or greater than $95,000 and married persons who file jointly with AGI equal to or greater than $150,000) per tax year from certain tax effects.

   - ROLLOVER IRAS allow persons to retain special tax advantages for certain transfers from employer-sponsored retirement plans (often occurring when a person changes employers).

   - SIMPLIFIED EMPLOYEE PENSION PLANS ("SEP-IRAS") provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

+ Gifts or Transfers to a Minor Child
  ("UGMA" or "UTMA")
  These gifts or transfers provide a way to give money to a child and obtain certain tax benefits. A parent or grandparent can give up to $10,000 a year to each child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

+ Trust
  Trusts can be used for many purposes, including charitable contributions and providing a regular income for a child until a certain age. The trust must be established before an account can be opened.

+ Corporation or Other Organization
  Corporations, associations, partnerships, institutions, or other groups may invest for many purposes.

                           HOW TO INVEST IN THE FUNDS

                               TO OPEN AN ACCOUNT:                         TO ADD TO AN ACCOUNT:
                               (MINIMUM $1,000*)                           (MINIMUM $50**)
-------------------------------------------------------------------------------------------------------------
+ By Phone -- 800-222-5852     Exchange from another Fund account          Exchange from another Fund account
                               with the same registration, including       with the same registration,
                               name, address, and taxpayer ID num-         including name, address, and
                               ber (social security number for an          taxpayer ID number.
                               individual).
                                                                           Call WM Shareholder Services at
                               Call WM Shareholder Services at             800-222-5852
                               800-222-5852. (5:00 a.m. to 6:00 p.m.,
                               Pacific Time/8:00 a.m. to 9:00 p.m.,
                               Eastern Time, Monday through Friday and
                               6:00 a.m. to 3:00 p.m., Pacific
                               Time/9:00 a.m. to 6:00 p.m., Eastern
                               Time, on Saturdays)
-------------------------------------------------------------------------------------------------------------
+ By Mail                      Complete and sign the application.          Make your check payable to The WM
                               Make your check or negotiable bank          Group of Funds. Indicate your
                               draft payable to The WM Group of            account number on your check.
                               Funds. Third-party checks are not           Include the "next investment"
                               accepted.                                   stub from your previous account
                                                                           statement. Mail the check and
                               Mail the completed application              stub to the address printed on
                               form and check to:                          your account statement.

                               THE WM GROUP OF FUNDS                       Exchange by mail: call
                               P.O. BOX 9757                               800-222-5852 for instructions
                               PROVIDENCE, RI 02940-9757
-------------------------------------------------------------------------------------------------------------
+ By Wire                      1) Telephone WM Shareholder                 Instruct your bank/financial
                               Services for an application form            institution to wire Federal
                               and instructions.                           Funds as described at
                                                                           left under paragraph 2.
                               2) Instruct your bank to wire
                               Federal Funds exactly as follows:
                               BOSTON SAFE AND DEPOSIT TRUST
                               BOSTON, MA
                               ABA# 011-001234
                               FOR CREDIT TO:
                               THE WM GROUP OF FUNDS
                               ACCOUNT #167053
                               (FUND NAME AND CLASS OF SHARES)
                               (CUSTOMER'S NAME)
                               (CUSTOMER'S SOCIAL SECURITY NUMBER)

                               3) Mail the completed application
                               form to:
                               THE WM GROUP OF FUNDS
                               P.O. BOX 9757
                               PROVIDENCE, RI 02940-9757

                           HOW TO INVEST IN THE FUNDS

                                 TO OPEN AN ACCOUNT:                        TO ADD TO AN ACCOUNT:
                                 (MINIMUM $1,000)                           (MINIMUM $50)
----------------------------------------------------------------------------------------------------------------
+ Systematic                     1) Obtain and complete an application      Pre-authorized periodic investments
                                 form.                                      will be processed automatically.
(Minimum New Account amount                                                 (Minimum Amount $25)
$50)                             2) Attach a voided check or deposit
                                 slip from the bank account you would
                                 like the investments transferred
                                 from and indicate either the day of
                                 the week or day(s) of the month when
                                 the purchase would occur.

                                 3) Mail the application to the address
                                 listed above.
----------------------------------------------------------------------------------------------------------------

BUYING CLASS I SHARES

Class I shares are not available for purchase directly by investors. They are sold at the net asset value next determined after receipt of a properly completed purchase order, and are not subject to a contingent defined sales charge.

EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES OF ANY CLASS AT ANY TIME. Each Fund also reserves the right to reject any specific purchase order, including purchases by exchange.

BUYING CLASS S SHARES

Class S shares are offered at the NAV next calculated after receipt of a properly completed purchase order, without an initial sales charge. The entire amount of the purchase price is invested in the Fund selected. However, if Class S shares are redeemed within five years of purchase (four years in the case of Class S shares of the Short Term High Quality Bond Fund), a contingent deferred sales charge generally must be paid.

The proceeds from any contingent deferred sales charges are paid to the Distributor to defray expenses for providing distribution services for Class S shares. Examples of such expenses include compensation to salespeople and selected dealers. The Distributor currently pays authorized dealers commissions of 4.00% of the price of Class S shares sold by them (3.00% for Class S shares of the Short Term High Quality Bond Fund).

CONTINGENT DEFERRED SALES CHARGE. Class S shares redeemed within five years of purchase are subject to a contingent deferred sales charge according to the following schedule. Class S shares purchased by exchange will be subject to a contingent deferred sales charge using the schedule of the Fund originally purchased. Shares purchased through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

Class S shares of all Funds:

                  YEAR OF
                REDEMPTION                        Contingent
              AFTER PURCHASE                 Deferred Sales Charge
------------------------------------------------------------------
First......................................          5.00%
Second.....................................          4.00%
Third......................................          3.00%
Fourth.....................................          2.00%
Fifth......................................          1.00%
Sixth and following........................          0.00%

Class S shares of certain Funds purchased prior to March 20, 1998 may be subject to a different contingent deferred sales charge schedule, as described in the SAI.

The contingent deferred sales charge is calculated by applying the above percentages to the lesser of (i) the NAV of the redeemed shares at the time they were purchased or (ii) the NAV of the redeemed shares at the time of redemption. This means that no contingent deferred sales charge will be charged on any NAV increases above the initial purchase price. Shares are redeemed in the order that results in the lowest possible rate being charged. Accordingly, they will be redeemed first from shares purchased through reinvested dividends or capital gain distributions and then in the order of purchase.

Here is an example:

An investor purchases 100 Class S shares at $10 per share -- for a total cost of $1,000. In the second year after the purchase, the NAV has risen to $12 per share, and the investor has acquired 10 more shares through dividend reinvestment.

At that time, the investor decides to make the first redemption. The transaction includes 50 shares at $12 per share -- for a total of $600.

The first 10 shares to be redeemed will not be subject to any charge because of the 10 shares received from dividend reinvestment.

As for the other 40 shares, the charge will be applied only to the original cost of $10 per share. The NAV increase of $2 per share will not be considered. As a result, $400 of the redemption proceeds (40 X $10) will be charged a rate of 4%, which is the second-year rate shown in the table above. The resulting sales charge will be 4% X $400, which will be $16.

The contingent deferred sales charge may be waived for redemptions of Class S shares under these circumstances: (1) Following the death or post-purchase disability of a shareholder, as defined in Section 72(m)(7) of the Code; (2) In connection with certain distributions from an IRA or other retirement plan, as described in the SAI, including IRA distributions made to shareholders over age 59 1/2; (3) According to a systematic withdrawal plan -- but limited to 12% annually of the value of the account at the time the plan is established; and
(4) In connection with the liquidation by the Fund of a shareholder's account as described under "How to Sell Shares."

YOU MUST NOTIFY THE FUND WHENEVER YOU ARE ENTITLED TO A WAIVER OR REIMBURSEMENT OF CDSC.

CONVERSION FEATURE. Class S shares that remain outstanding for eight years will convert to Class A shares of the same Fund based on the relative NAVs at the time of conversion.

Some investors buy shares at several different times and reinvest dividends and capital gains over an extended period. Each time a conversion takes place, a pro-rata portion of shares of the same class acquired through the reinvestment of dividends and capital gain distributions also will convert to Class A shares.

The conversion of Class S shares to Class A shares is subject to a favorable ruling from the Internal Revenue Service or a determination by the Board of Trustees, after consultation with legal counsel that such conversion will not be subject to federal income taxes. There cannot be any assurance that a ruling or determination will be available. If they should not be available, the conversion of Class S shares to Class A shares would not occur and those shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

DISTRIBUTION OF INCOME AND CAPITAL GAINS

The Funds distribute dividends from net investment income (which is essentially interest and dividends from securities held), minus expenses. They also make capital gain distributions if realized gains from the sale of securities exceed realized losses. The amount of dividends of net investment income and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of the Money, Fixed-Income and Municipal Funds will normally be declared daily and paid monthly. Dividends from the net investment income of the Bond & Stock and Growth & Income Funds will normally be declared and paid quarterly. Dividends from the net investment income of the Growth Fund and will normally be declared and paid semiannually. Dividends from the net investment income of the Northwest, Emerging Growth and International Growth Funds will normally be declared and paid annually. Except as otherwise specified, the Funds distribute capital gains, if any, at least annually, normally in December.

You have three choices regarding what you do with dividends and capital gain distributions. You can make your choice at the time of your initial purchase or by contacting the Funds' offices or your investment representative. The options include:

AUTOMATIC REINVESTMENT. This procedure is automatically effective unless you choose another option. All dividends and capital gain distributions are reinvested into additional shares of the Fund.

REINVEST DIVIDENDS IN ANOTHER FUND. Income dividends may be automatically invested in the same class of shares of another Fund, provided that Fund is available for sale in your state of residence.

CASH PAYMENT OF ALL DISTRIBUTIONS. All dividends and capital gain distributions are deposited to your pre-authorized bank account or paid by check.

Reinvestments of income dividends and capital gain distributions are made at the closing NAV on the day dividends or distributions are deducted from the Fund's assets.

If you've chosen to receive dividends or capital gain distributions in cash and your check is returned as undeliverable, the Funds reserve the right (but are not obligated) to reinvest your check at the then-current NAV and to automatically reinvest subsequent dividends and capital gain distributions in your account. The Funds may also automatically reinvest dividends or distributions of $10 or less.

HOW TO SELL SHARES

YOU MAY REDEEM SHARES AT ANY TIME. The price paid per share will be the next NAV that is calculated (less any applicable CDSC).

TELEPHONE. You may authorize telephone transactions on your Fund account application. Provided you have pre-authorized these transactions, you may redeem or exchange shares by telephoning 800-222-5852. You may also request these transactions through your investment representative. Proceeds may be directed to a pre-authorized bank or broker account or to the address of record for the account. Exchanges also may be made by telephone.

It may be difficult to reach the Trusts' offices by telephone during periods of unusual economic or market activity. Please be persistent if this occurs. The Funds' and Portfolios' transfer agent is committed to extending its 5:00 a.m. to 6:00 p.m. Pacific time business hours during such periods.

For your protection, all telephone instructions are verified by requesting personal shareholder information, providing written confirmations of each telephone transaction, and recording telephone instructions. WM Shareholder Services, Inc. ("Shareholder Services" or the "Transfer Agent") may require a Letter of Authorization, other documents, or authorization from your broker to initiate telephone redemptions of $50,000 or more that are not directed to your pre-authorized bank or broker account. If these or other reasonable procedures are used, neither the Transfer Agent nor the Funds will be liable for following telephone instructions which they reasonably believe to be genuine. Shareholders assume the risk of any losses in such cases. However, the Transfer Agent or the Trusts may be liable for any losses because of unauthorized or fraudulent telephone instructions if they fail to follow reasonable procedures.

WRITTEN REQUEST. Redemptions also may be requested by writing the Trusts' offices. Written requests may require a signature guarantee, as discussed below, and the return of any outstanding share certificates. Changes in pre-authorized redemption instructions or your account registration may also require signature guarantees. For your protection, the signature(s) must be guaranteed by an eligible guarantor institutions which includes banks, credit unions, broker dealers, national securities exchanges, savings institutions as well as medallion signature guarantee.

PROMPT PAYMENT. Payment normally will be made on the next business day after redemption, but no later than seven days after the transaction, unless you recently purchased Fund shares by check or Automated Clearing House transfer. In that case, redemption proceeds may be delayed for up to 15 days, until the Transfer Agent verifies collection of funds. Redemption proceeds will be sent by check or Automated Clearing House transfer to your bank account without charge. Wire redemption proceeds may be subject to a $10 fee. The receiving bank also may charge a fee.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders may choose to receive specific cash withdrawals on a periodic basis. A $5,000 minimum balance in the applicable Fund is required to establish a systematic withdrawal plan (the minimum balance requirement is waived for IRA accounts). Shares of the Fund will be redeemed to provide the requested payment. Naturally, withdrawals that continually exceed dividend income and capital gains will eventually exhaust the account. Class S shareholders may use a systematic withdrawal plan to redeem up to 12% of the beginning balance annually without incurring a contingent deferred sales charge. The beginning balance is the account balance at the time the plan is established.

OTHER CONSIDERATIONS. It is costly to maintain small accounts. Accordingly, an account may be closed after 90 days' written notice if the total account value falls below a minimum (currently $700 or, in the case of an IRA account, $300) when any transfer or redemption is made. Shares will be redeemed at the next calculated NAV, less any applicable CDSC, on the day the account is closed. To prevent an account closure, investors may purchase shares to bring their account balance above the minimum during the 90-day grace period.

IRAS AND OTHER TAX-SHELTERED RETIREMENT PLANS

Shares of the Funds may be appropriate for many retirement plans, including IRAs. Retirement plan contributions are tax deductible in some cases, and earnings compound on a tax-deferred basis until withdrawn.

Information about IRAs and other qualified retirement plans is available from the Trusts' offices or your Investment Representative.

EXCHANGE PRIVILEGE AND RESTRICTIONS

You may exchange shares of any of the Funds for shares of the same class of any other of the Funds. Exchanges of shares are sales and may result in a gain or loss for income tax purposes.

Exchanges are made at the relative NAVs of the shares being exchanged. No additional sales charge will be incurred when exchanging shares from a Fund which imposes an initial or contingent deferred sales charge. Any contingent deferred sales charge on the subsequent sale of shares acquired by exchange will be based on the contingent deferred sales charge schedule of the Fund from which the shares were initially purchased. Shares exchanged from a Money Fund will be subject to the acquired Fund's sales charge unless the shares given in exchange were previously exchanged from a Fund that imposes an initial or contingent deferred sales charge.

All exchanges are subject to the minimum investment requirements of the Fund being acquired and to its availability for sale in your state of residence. You may arrange for automatic monthly exchanges. The Funds reserve the right to refuse any order for the purchase of shares, including those by exchange. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund and, consequently, may be disallowed.

DIVIDENDS, CAPITAL GAINS AND TAXES

Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.

You are responsible for federal income tax (and state and local income taxes, if applicable) on dividends and capital gain distributions. This is true whether such dividends or distributions are paid in cash or reinvested in additional shares. You will be advised annually as to the amount and tax status of these dividends and distributions.

Generally, dividends paid by the Funds from interest, dividends or net short-term capital gains will be taxed as ordinary income. Distributions designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 20% tax rate), regardless of how long you have held your shares. Distributions of gains realized in 1997 may be subject to tax at a 28% rate.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

Because of tax law requirements, you must provide the Trusts an accurate and certified taxpayer identification number (for individuals, a Social Security number) to avoid the 31% "back-up" withholding tax.

Early in each calendar year each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE MUNICIPAL FUNDS, THE TAX-EXEMPT MONEY MARKET FUND AND THE CALIFORNIA MONEY FUND. Dividends paid by any of the Municipal Funds, the Tax-Exempt Money Market Fund or the California Money Fund that are derived from interest earned on qualifying tax-exempt obligations will be "exempt-interest" dividends that shareholders may exclude from their gross income for federal income tax purposes, if at the close of each quarter of that Fund's taxable year at least 50 percent of the Fund's total assets consists of obligations the interest on which is excludable from gross income for federal income tax purposes. To the extent that any of these Funds invest in AMT-Subject Bonds, any exempt-interest dividends derived from interest on such AMT-Subject Bonds are a specific preference item for purposes of the federal alternative minimum tax for individuals and corporations. In any event, all exempt-interest dividends will be a component of adjusted current earnings for purposes of computing the federal corporate alternative minimum tax.

Part or all of the interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Municipal Funds, the Tax-Exempt Money Market Fund and the California Money Fund is not deductible for federal income tax purposes. The Municipal Funds, the Tax-Exempt Money Market Fund and the California Money Fund may not be an appropriate investment for persons (including corporations and other business entities) who are not currently subject to federal income tax (such as certain qualified retirement accounts) or who are "substantial users" (or who are related to substantial users) of facilities financed by "private activity bonds" or certain industrial development bonds. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds. Entities or persons who are "substantial users" (or persons related to "substantial users") should consult their tax advisors before purchasing shares of the Municipal Funds or the California Money Fund.

Shareholders who receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in the Municipal Funds, the Tax-Exempt Money

Market Fund or the California Money Fund may have on the taxation of your benefits.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE FLORIDA INSURED MUNICIPAL FUND. Florida does not impose an income tax on individuals. Accordingly, dividends or distributions by the Florida Insured Municipal Fund to an individual who is a Florida resident are not subject to state income tax in Florida. Florida imposes an income tax on corporations. Corporate taxpayers should consult their tax advisor concerning the Florida income tax treatment of dividends or distributions. Florida imposes an intangible personal property tax on shares of the Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.

The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Fund shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Fund's portfolio includes, on the last business day of the preceding calendar year, only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, which are exempt from that tax.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE CALIFORNIA MONEY FUND, CALIFORNIA MUNICIPAL FUND AND CALIFORNIA INSURED INTERMEDIATE MUNICIPAL
FUND. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each of the California Money Fund, California Municipal Fund and California Insured Intermediate Municipal Fund (the "California Funds") consist of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax-Exempt Obligations"), and if each of the California Funds continues to qualify as a regulated investment company for federal income tax purposes, then each respective California Fund will be qualified to pay dividends, subject to certain limitations, to its shareholders that are exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax ("California exempt-interest dividends"). However, the total amount of California exempt-interest dividends paid by each of the California Funds to each of the California Fund's non-corporate shareholders with respect to any taxable year cannot exceed the amount of interest received by such California Fund during such year on California Tax-Exempt Obligations less any expenses and expenditures (including any dividends paid to corporate shareholders) deemed to have been paid from such interest. If the aggregate dividends exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends will be treated as a California exempt-interest dividend. Dividend distributions that do not qualify for treatment as California exempt-interest dividends will be taxable to shareholders at ordinary tax rates for California personal income tax purposes. In addition, shareholders who receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in one of these Funds may have on the taxation of these benefits.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE INTERNATIONAL GROWTH FUND. If at the end of the International Growth Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund intends to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them. In this case, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes.

In addition, investment by a Fund in an entity that qualifies as a "passive foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment. This tax or charge may be avoided, however, by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE OR LOCAL TAX CONSEQUENCES OF INVESTING IN THE FUNDS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUNDS.

                                  ORGANIZATION

The Municipal Funds, other than the Tax-Exempt Bond Fund, and the California Money, Short Term High Quality Bond, Growth, International Growth and Emerging Growth Funds are series of WM Trust II, a Massachusetts business trust organized on February 22, 1989. The remaining Funds are series of WM Trust I, a Massachusetts business trust organized on September 19, 1997. The Trusts are governed by a common Board of Trustees, which oversees the Trusts' activities and is responsible for protecting the interests of shareholders.

Each Trust is classified as an open end management investment company under the 1940 Act.

Although each Trust is offering only its own shares in this Prospectus, it is possible that a Trust might become liable for any misstatement in the prospectus about another of the Trusts. The Trustees of each Trust have considered this factor in approving the use of a single prospectus.

Each of the Money Market, Tax-Exempt Money Market, Short Term High Quality Bond, U.S. Government Securities, Income, High Yield, Tax-Exempt Bond, Bond & Stock, Growth & Income, Growth, International Growth, Northwest and Emerging Growth Funds is a diversified series of the relevant Trust. Each of the California Money, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds is a non-diversified series of WM Trust II. See "Common Investment Practices - Non-Diversified Status."

Each of the Funds is offering only its Class I and Class S shares, pursuant to this Prospectus. Each Fund may also offer other classes of shares with different sales charges and expenses. Because of those different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, call the WM Group at 800-222-5852. Each share of the Funds has one vote, with fractional shares voting proportionally.

HOW NAV IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier.

ADVISOR AND SUB-ADVISORS

The Funds are managed by WM Advisors, Inc., which is referred to as the Advisor in this Prospectus. The Advisor's address is 1201 Third Avenue, Suite 1400, Seattle, Washington 98101. The Advisor has delegated portfolio management responsibilities in respect of the Growth, California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal and International Growth Funds, and it is expected that the Advisor will, effective January 1, 1999, delegate portfolio management responsibility in respect of the Tax-Exempt Bond Fund, to a sub-advisor. Each Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of the Advisor and the sub-advisors to the Funds indicated below. For more information, see the SAI.

The Advisor has been in the business of investment management since 1944. Its responsibilities include formulating each Fund's investment policies (subject to the terms of this Prospectus), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors and monitoring each Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Funds. In connection with its service as investment advisor to each Fund,the Advisor may engage one or more sub-advisors to provide investment advisory services to any of the Funds and may change or eliminate any such sub-advisor if it deems such action to be in the best interests of a Fund and its shareholders. Where the Advisor has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Fund's assets. The Advisor is an indirect wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The following organizations, under the supervision of the Advisor, act as sub-advisors to the Funds indicated below, and are responsible for continuously reviewing, supervising and administering such Funds' respective investment programs:

JANUS, 100 Fillmore Street, Denver, Colorado 80206, acts as sub-advisor to the Growth Fund. Janus is an indirectly majority owned subsidiary of Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Janus has been providing investment advice to mutual funds or other large institutional clients since 1970. As of March 27, 1998, Janus' assets under management were in excess of $67.8 billion.

VAN KAMPEN, One Parkview Plaza, Oakbrook, Illinois 60181, acts as sub-advisor to the California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds. Subject to shareholder approval, it is expected that, effective January 1, 1999, Van Kampen will become sub-advisor to the Tax-Exempt Bond Fund. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a publicly held global financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional and investment company clients and, together with its affiliates, had aggregate assets under management or supervision, as of June 5, 1998, of more than $3.9 billion.

WARBURG, 466 Lexington Avenue, New York, New York 10017, acts as sub-advisor to the International Growth Fund. Warburg is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 30, 1998, Warburg managed approximately $15 billion of assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP & Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP & Co., may be deemed to control both WP & Co. and Warburg.

INDIVIDUAL FUND MANAGERS

Gary J. Pokrzywinski, CFA, Vice President and Senior Portfolio Manager of the Advisor, is primarily responsible for the day-to-day management of the High Yield, Income and Short Term High Quality Bond Funds. He has managed such Funds since March 1998, 1992, 1992, January 1998 and January 1998, respectively, and has been employed by the Advisor since 1992. Effective November 1, 1998, Craig
V. Sosey, Vice President and Portfolio Manager of the Advisor, is primarily responsible for the day-to-day management of the U.S. Government Securities Fund. He has been employed by the Advisor since May 1998. Prior to that he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years. He holds an MBA from UC Berkeley. Philip M. Foreman, CFA, Vice President and Senior Portfolio Manager of the Advisor, is primarily responsible for the day-to-day management of the Growth & Income Fund. He has managed the Fund since 1991 and has been employed by the Advisor since 1991. Jeffrey D. Huffman, CFA, Vice President and Senior Portfolio Manager of the Advisor, has had primary responsibility for the day-to-day management of the Bond & Stock Fund since 1995. Prior to 1995, Mr. Huffman was Vice President of Trust Investments for First Interstate Bank since 1994 and a portfolio manager at Safeco since 1992. David W. Simpson, CFA, Vice President and Senior Portfolio Manager of the Advisor, has had primary responsibility for the day-to-day management of the Northwest Fund since 1993 and he and Linda C. Walk, CFA, who is Vice President and Portfolio Manager of the Advisor, have been co-managers of the Emerging Growth Fund since March 1998. Mr. Simpson has been employed by the Advisor since 1993. Prior to 1997, Ms. Walk was a portfolio manager at Laird Norton Trust Company since 1996, a valuation consultant for Ernst & Young LLP since 1994, and a valuation consultant for Management Advising Services since 1990. Brian Placzek, CFA, Vice President and Portfolio Manager of the Advisor, has had primary responsibility for the day-to-day management of the Tax-Exempt Bond Fund since 1995 and has been employed by the Advisor since 1990. Audrey S. Quaye, CPA, Vice President and

Portfolio Manager of the Advisor, is primarily responsible for the day-to-day management of the Money Market Fund, the Tax-Exempt Money Market Fund and the California Money Fund. She has managed such Funds since 1997, 1997, and March 1998, respectively, and has been employed at the Advisor since 1996. Prior to 1996, Ms. Quaye worked at the Benham Group as a municipal credit analyst.

Warren B. Lammert has had primary responsibility for the day-to-day management of the Growth Fund since its inception. Mr. Lammert is a Vice President of Janus. Mr. Lammert joined Janus in 1987, and his duties at Janus include the management of separate equity accounts.

Since May 1992, Joseph A. Piraro, Vice President of Van Kampen, has had primary responsibility for the day-to-day management of the California Municipal Fund. Mr. Piraro has been employed by Van Kampen since 1992. Mr. Piraro has also had primary responsibility for the day-to-day management of the California Insured Intermediate Municipal Fund since the Fund's inception. Since January 1997, Thomas M. Byron, Vice President of Van Kampen, has had primary responsibility for the day-to-day management of the Florida Insured Municipal Fund. Mr. Byron has been at Van Kampen for over 15 years and prior to taking over responsibility for managing the Fund, Mr. Byron was Head Buyer and Manager of Van Kampen's Unit Investment Trust desk. Subject to shareholder approval, it is expected that David C. Johnson, Senior Vice President of Van Kampen, will have primary responsibility for the day-to-day management of the Tax-Exempt Bond Fund's portfolio effective January 1, 1999. Mr. Johnson has been employed by Van Kampen since 1989.

The following people are primarily responsible for the day-to-day management of the International Growth Fund: Harold W. Ehrlich, CFA, CIC, Managing Director of Warburg, has 14 years of investment experience. Prior to 1998, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. Todd Jacobson, CFA, Vice President of Warburg. Prior to joining Warburg in 1997, Mr. Jacobson was an analyst at Brown Brothers Harriman from 1993 to 1997.

TRANSFER AGENT AND CUSTODIAN

WM Shareholder Services, Inc., referred to as Shareholder Services in this Prospectus, provides transfer agency and other shareholder services. Shareholder Services is an indirect wholly owned subsidiary of Washington Mutual, located at 1201 Third Avenue, Suite 1400, Seattle, Washington 98101. The Custodian for the Funds and the Portfolios is Boston Safe Deposit and Trust Co., which is located at One Boston Place, Boston, Massachusetts 02108. Shareholder Services may charge a fee for special services, such as providing historical account documents, that are beyond the normal scope of its services.

DISTRIBUTOR

WM Funds Distributor, Inc., referred to as the Distributor in this Prospectus, is the distributor of the Class A and Class B shares of the Funds. The Distributor, located at 1300 Twenty-First Street, Sacramento, California 95814, is an indirect wholly owned subsidiary of Washington Mutual.

Each of the Funds has adopted distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class S shares of the Fund (each, a "Rule 12b-1 Plan"). Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of the Class S shares. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class S shares at an annual rate of 0.75% of the average daily net assets of such shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 Plans are characterized by the SEC as "compensation-type" plans.

In addition to providing for the expenses discussed above, each Rule 12b-1 Plan also recognizes that the Advisor may use its investment advisory fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares. The Distributor may, from time to time, pay to other dealers, in connection with retail sales or the distribution of shares of a Fund, material compensation in the form of merchandise or trips. Salespersons, including representatives of WM Financial Services, Inc. (a subsidiary of Washington Mutual), and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another, and may receive additional compensation or other incentives for selling Fund shares.

MANAGEMENT FEES

Each Fund pays a management fee to the Advisor. The management fee is calculated and paid to the Advisor every month. The management fee for each Fund is based upon a percentage of the average net assets of such Fund. Absent fee waivers, the total management fee for each Fund as provided in the investment advisory agreement of the Fund is as follows:

FUNDS                                              Fees
-----------------------------------------------------------------------
Money Market and Tax-Exempt Money
  Market Funds....................  0.45% of the first $1 billion,
                                    0.40% thereafter
California Money Fund.............  0.45% of the first $500 million,
                                    0.40% thereafter
Short Term High Quality Bond
  Fund............................  0.50% of the first $200 million,
                                    0.45% of the next $300 million,
                                    0.40% thereafter
U.S. Government Securities,
  Income, High Yield, Bond & Stock
  and Growth & Income Funds.......  0.625% of the first $250 million,
                                    0.50% thereafter
Tax-Exempt Bond Fund..............  0.50% of the first $250 million,
                                    0.40% thereafter
California Municipal, California
  Insured Intermediate Municipal
  and Florida Insured Municipal
  Funds...........................  0.70% of the first $500 million,
                                    0.55% thereafter
Northwest Fund....................  0.625% of the first $500 million,
                                    0.50% of the next $500 million,
                                    0.375% thereafter
Growth Fund.......................  1.10% of the first $100 million,
                                    1.05% of the next $100 million,
                                    1.025% thereafter
Emerging Growth Fund..............  1.05% of the first $100 million,
                                    1.00% of the next $400 million,
                                    0.90% thereafter
International Growth Fund.........  1.10% of the first $50 million,
                                    1.00% of the next $75 million,
                                    0.80% thereafter

The Advisor has voluntarily undertaken, through October 31, 1999, to waive a portion of its management fees for the following Funds to the extent that total Fund operating expenses for Class A shares would otherwise exceed the indicated annual rates:

FUNDS                                            Operating Expenses
-------------------------------------------------------------------
Money Market Fund..............................        0.73%
Tax-Exempt Money Market Fund...................        0.57%
California Money Fund..........................        0.85%
Short Term High Quality Bond Fund..............        0.82%
California Municipal Fund......................        0.88%
California Insured Intermediate Municipal
  Fund.........................................        1.00%
Florida Insured Municipal Fund.................        1.00%
Growth & Income Fund...........................        1.01%
Growth Fund....................................        1.30%

This waiver is expected to impact the Funds indirectly, as any management fees waived for a Fund's Class A shares will also be waived for the Fund's Class I and Class S shares.

In addition, the Advisor has voluntarily undertaken, through October 31, 1999, to waive a portion of its management fees in excess of the following indicated annual rates:

FUNDS                                              Management Fees
------------------------------------------------------------------
U.S. Government Securities Fund..................       0.50%
High Yield Fund..................................       0.00%
California Municipal Fund........................       0.50%
California Insured Intermediate Municipal Fund...       0.50%
Florida Insured Municipal Fund...................       0.50%
Growth Fund......................................       0.85%
Emerging Growth Fund.............................       0.85%

SUB-ADVISORY FEES

The Advisor retains only the net amount of the management fees paid to it after the sub-advisory fees described below are paid to the sub-advisors. The Advisor pays to the sub-advisors for the Funds listed below a monthly fee at an annual rate of the following percentages of the average net assets of each such Fund:

SUBADVISOR/FUNDS                                   Fees
-----------------------------------------------------------------------
VAN KAMPEN
  California Municipal Fund.......  0.20% of first $150 million
                                    0.15% thereafter
  Florida Insured Municipal
    Fund..........................  0.20% of first $75 million
                                    0.125% thereafter
  California Insured Intermediate
    Municipal Fund................  0.20% of first $75 million
                                    0.125% thereafter
  Tax-Exempt Bond Fund*...........  0.10% of average daily net assets
JANUS
  Growth Fund.....................  0.55% of first $100 million
                                    0.50% thereafter
WARBURG
  International Growth Fund.......  0.50% of average daily net assets

* Effective January 1, 1999 subject to shareholder approval.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights set forth on the following pages present financial and performance information for each of the Funds, except for the Money Market, Tax-Exempt Money Market, U.S. Government Securities, Income, High Yield, Tax-Exempt Bond, Bond & Stock, Growth & Income and Northwest Funds, which have not yet completed a fiscal period for Class I or Class S shares. Additional information about the performance of the Funds is contained in the Funds' Semi-Annual and Annual Reports to Shareholders for the periods ended April 30, 1998 and June 30, 1998, respectively, as applicable. Copies of these reports and the financial statements and notes thereto contained therein, are incorporated into this Prospectus by reference, and may be obtained by shareholders without charge from WM Funds Distributor, Inc. (the "Distributor") by calling 800-222-5852. The information provided below has been audited by PricewaterhouseCoopers LLP, whose report on such Funds' financial statements is incorporated by reference into the SAI and may be obtained by shareholders by calling 800-222-5852.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
  CALIFORNIA MONEY FUND   CLASS I SHARES

                                                              YEAR ENDED    PERIOD ENDED
                                                               JUNE 30,       JUNE 30,
                                                                1998(1)        1997+
                                                              --------------------------
Net Asset Value, Beginning of Period........................      $1.00         $1.00
                                                                -------       -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................      0.029         0.028
  Net Realized & Unrealized Gain/(Loss) on Investments......          -             -
                                                                -------       -------
    Total From Investment Operations........................      0.029         0.028
                                                                -------       -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................     (0.029)       (0.028)
  Distributions in Excess of Net Investment Income..........          -             -
  Distributions from Net Realized Gains.....................          -             -
                                                                -------       -------
  Distributions in Excess of Net Realized Gains.............          -             -
  Distributions from Capital................................          -             -
    Total Distributions.....................................     (0.029)       (0.028)
                                                                -------       -------
Net Asset Value, End of Period..............................      $1.00         $1.00
                                                                =======       =======
Total Return(5).............................................      2.99%         2.89%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................         $1            $1
  Ratio of Operating Expenses to Average Net Assets.........      0.63%         0.60%(2)
  Ratio of Net Investment Income to Average Net Assets......      2.89%         3.00%(2)
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................      0.81%         0.89%(2)

  CALIFORNIA MONEY FUND   CLASS S SHARES

                                                              YEAR ENDED       YEAR ENDED JUNE 30,
                                                               JUNE 30,    ---------------------------
                                                               1998(1)      1997      1996      1995+
                                                              ----------------------------------------
Net Asset Value, Beginning of Period........................     $1.00       $1.00     $1.00     $1.00
                                                               -------     -------   -------   -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................     0.019       0.020     0.022     0.020
  Net Realized & Unrealized Gain/(Loss) on Investments......         -           -         -         -
                                                               -------     -------   -------   -------
    Total From Investment Operations........................     0.019       0.020     0.022     0.020
                                                               -------     -------   -------   -------
 LESS DISTRIBUTIONS:
 Dividends from Net Investment Income.......................    (0.019)     (0.020)   (0.022)   (0.020)
 Distributions in Excess of Net Investment Income...........         -           -         -         -
 Distributions from Net Realized Gains......................         -           -         -         -
                                                               -------     -------   -------   -------
 Distributions in Excess of Net Realized Gains..............         -           -         -         -
 Distributions from Capital.................................         -           -         -         -
    Total Distributions.....................................    (0.019)     (0.020)   (0.022)   (0.020)
                                                               -------     -------   -------   -------
Net Asset Value, End of Period..............................     $1.00       $1.00     $1.00     $1.00
                                                               =======     =======   =======   =======
Total Return(5).............................................     1.96%       2.03%     2.22%     2.04%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................        $1          $1       $10       $10
  Ratio of Operating Expenses to Average Net Assets.........     1.60%       1.60%     1.60%     1.60%
  Ratio of Net Investment Income to Average Net Assets......     1.85%       2.00%     2.19%     1.98%
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................     1.85%       1.89%     1.89%     1.90%

Footnotes appear on page 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  SHORT TERM HIGH QUALITY BOND FUND   CLASS I SHARES

                                                              YEAR ENDED    YEAR ENDED
                                                               JUNE 30,      JUNE 30,
                                                               1998(1)        1997+
                                                              -------------------------
Net Asset Value, Beginning of Period........................     $2.32         $2.32
                                                               -------       -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................      0.14          0.14
  Net Realized & Unrealized Gain/(Loss) on Investments......      0.00(6)       0.00(6)
                                                               -------       -------
    Total From Investment Operations........................      0.14         $0.14
                                                               -------       -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................     (0.14)        (0.14)
  Distributions in Excess of Net Investment Income..........         -             -
  Distributions from Net Realized Gains.....................         -             -
  Distributions in Excess of Net Realized Gains.............         -             -
  Distributions from Capital................................     (0.00)(6)         -
                                                               -------       -------
    Total Distributions.....................................     (0.14)        (0.14)
                                                               -------       -------
Net Asset Value, End Of Period..............................     $2.32         $2.32
                                                               =======       =======
Total Return(5).............................................     6.17%         5.94%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................    $3,103        $2,752
  Ratio of Operating Expenses to Average Net Assets.........     0.53%         0.57%(2)
  Ratio of Net Investment Income to Average Net Assets......     6.03%         6.75%(2)
  Portfolio Turnover Rate...................................      138%           51%
  Ratio of Operating Expenses to Average Net Assets Without
   Credit Allowed by the Custodian..........................     0.53%(8)      0.57%(8)
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credit Allowed by
   the Custodian............................................     1.00%(8)      1.20%(8)

  SHORT TERM HIGH QUALITY BOND FUND   CLASS S SHARES

                                                                 YEAR ENDED           YEAR ENDED JUNE 30,
                                                                  JUNE 30,     ---------------------------------
                                                                  1998(1)       1997         1996         1995+
                                                                ------------------------------------------------
Net Asset Value, Beginning of Period........................        $2.32        $2.32        $2.35        $2.39
                                                                  -------      -------      -------      -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................         0.12         0.12         0.13(7)      0.06
  Net Realized & Unrealized Gain/(Loss) on Investments......         0.00(6)      0.00(6)     (0.03)        0.02
                                                                  -------      -------      -------      -------
    Total From Investment Operations........................         0.12         0.12         0.10         0.08
                                                                  -------      -------      -------      -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................        (0.12)       (0.12)       (0.13)       (0.06)
  Distributions in Excess of Net Investment Income..........            -            -            -        (0.06)
  Distributions from Net Realized Gains.....................            -            -            -            -
  Distributions in Excess of Net Realized Gains                         -            -            -            -
  Distributions from Capital................................        (0.00)(6)        -        (0.00)(6)(10)   (0.00)(6)(10)
                                                                  -------      -------      -------      -------
    Total Distributions.....................................        (0.12)       (0.12)       (0.13)       (0.12)
                                                                  -------      -------      -------      -------
Net Asset Value, End of Period..............................        $2.32        $2.32        $2.32        $2.35
                                                                  =======      =======      =======      =======
Total Return(5).............................................        5.13%        5.37%        4.27%        3.64%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................         $850         $800       $3,531       $2,303
  Ratio of Operating Expenses to Average Net Assets.........        1.58%        1.57%        1.50%        1.50%
  Ratio of Net Investment Income to Average Net Assets......        4.98%        5.75%        5.47%        5.35%
  Portfolio Turnover Rate...................................         138%          51%         225%         137%
  Ratio of Operating Expenses to Average Net Assets Without
   Credit Allowed by the Custodian..........................        1.58%(8)     1.57%(8)     1.50%(8)       N/A
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credit Allowed by
   the Custodian............................................        2.05%(8)     2.20%(8)     2.17%(8)     2.14%

Footnotes appear on page 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  CALIFORNIA MUNICIPAL FUND   CLASS I SHARES

                                                               YEAR ENDED      PERIOD ENDED
                                                                 JUNE 30         JUNE 30,
                                                                 1998(1)           1997+
                                                              ------------------------------
Net Asset Value, Beginning of Period........................     $10.92           $10.62
                                                                 ------           ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investments Income/(Loss).............................       0.61(7)          0.58
  Net Realized & Unrealized Gain/(Loss) on Investments......       0.41             0.30
                                                                 ------           ------
    Total from Investment Operations........................       1.02             0.88
                                                                 ------           ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................      (0.61)           (0.58)
  Distributions in Excess of Net Investment Income..........          -                -
  Distributions from Net Realized Gains.....................          -                -
  Distributions in Excess of Net Realized Gains.............          -                -
  Distributions from Capital................................          -                -
                                                                 ------           ------
    Total Distributions.....................................      (0.61)           (0.58)
                                                                 ------           ------
Net Asset Value, End of Period..............................     $11.33           $10.92
                                                                 ======           ======
Total Return(5).............................................      9.53%            8.49%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets End of Period ($1,000's).......................         $1               $1
  Ratio of Operating Expenses to Average Net Assets.........      0.74%            0.72%(2)
  Ratio of Net Investment Income to Average Net Assets......      5.44%            5.76%(2)
  Portfolio Turnover Rate...................................        87%              36%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian.........................      0.74%(8)         0.72%(2)(8)
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................      0.93%(8)         1.01%(2)(8)

  CALIFORNIA MUNICIPAL FUND    CLASS S SHARES

                                                               YEAR ENDED       YEAR ENDED JUNE 30,
                                                                JUNE 30,     -------------------------
                                                                1998(1)       1997     1996     1995+
                                                              ----------------------------------------
Net Asset Value, Beginning of Period........................     $10.92      $10.60    10.53     10.38
                                                                -------      ------   ------   -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investments Income/(Loss).............................       0.50(7)     0.51     0.51(7)    0.53
  Net Realized & Unrealized Gain/(Loss) on Investments......       0.41        0.32     0.07      0.15
                                                                -------      ------   ------   -------
    Total from Investment Operations........................       0.91        0.83     0.58      0.68
                                                                -------      ------   ------   -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................      (0.50)      (0.51)   (0.51)    (0.53)
  Distributions in Excess of Net Investment Income..........          -           -        -         -
  Distributions from Net Realized Gains.....................          -           -        -     (0.00)(6)
  Distributions in Excess of Net Realized Gains.............          -           -        -
  Distributions from Capital................................          -           -        -         -
                                                                -------      ------   ------   -------
    Total Distributions.....................................      (0.50)      (0.51)   (0.51)    (0.53)
                                                                -------      ------   ------   -------
Net Asset Value, End of Period..............................     $11.33      $10.92   $10.60    $10.53
                                                                =======      ======   ======   =======
Total Return(5).............................................      8.45%       8.02%    5.61%     6.78%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets End of Period ($1,000's).......................         $8          $7      $11       $11
  Ratio of Operating Expenses to Average Net Assets.........      1.74%       1.72%    1.69%     1.60%
  Ratio of Net Investment Income to Average Net Assets......      4.43%       4.76%    4.81%     5.14%
  Portfolio Turnover Rate...................................        87%         36%      17%       22%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian.........................      1.74%(8)    1.72%(8)  1.69%(8)     N/A
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................      1.95%(8)    2.01%(8)  2.04%(8)   2.04%

Footnotes appear on page 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND   CLASS I SHARES

                                                               YEAR ENDED    PERIOD ENDED
                                                                JUNE 30,       JUNE 30,
                                                                1998(1)         1997+
                                                              ---------------------------
Net Asset Value, Beginning of Period........................     $10.74         $10.58
                                                                 ------         ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investments Income/(Loss).............................       0.51           0.49(7)
  Net Realized & Unrealized Gain/(Loss) on Investments......       0.17           0.21
                                                                 ------         ------
    Total from Investment Operations........................       0.68           0.70
                                                                 ------         ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................      (0.51)        (0.49)
  Distributions in Excess of Net Investment Income..........          -              -
  Distributions from Net Realized Gains.....................      (0.10)        (0.05)
  Distributions in Excess of Net Realized Gains.............          -              -
  Distributions from Capital................................          -              -
                                                                 ------         ------
    Total Distributions.....................................      (0.61)        (0.54)
                                                                 ------         ------
Net Asset Value, End of Period..............................     $10.81         $10.74
                                                                 ======         ======
Total Return(5).............................................      6.53%          6.70%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets End of Period ($1,000's).......................         $1             $1
  Ratio of Operating Expenses to Average Net Assets.........      0.60%          0.57%(2)
  Ratio of Net Investment Income to Average Net Assets......      4.75%          4.86%(2)
  Portfolio Turnover Rate...................................        25%            29%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian.........................      0.60%(8)       0.58%(2)(8)
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................      0.99%(8)       1.06%(1)(8)

  CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND   CLASS S SHARES

                                                               YEAR ENDED       YEAR ENDED JUNE 30,
                                                                JUNE 30,     -------------------------
                                                                1998(1)       1997     1996     1995+
                                                              ----------------------------------------
Net Asset Value, Beginning of Period........................     $10.74      $10.56   $10.45    $10.10
                                                                -------      ------   ------   -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investments Income/(Loss).............................       0.41        0.41(7)   0.41     0.43
  Net Realized & Unrealized Gain/(Loss) on Investments......       0.17        0.23     0.15      0.35
                                                                -------      ------   ------   -------
    Total from Investment Operations........................       0.58        0.64     0.56      0.78
                                                                -------      ------   ------   -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................      (0.41)      (0.41)   (0.41)    (0.43)
  Distributions in Excess of Net Investment Income..........          -           -        -         -
  Distributions from Net Realized Gains.....................      (0.10)      (0.05)   (0.04)        -
  Distributions in Excess of Net Realized Gains.............          -           -        -         -
  Distributions from Capital................................          -           -        -         -
                                                                -------      ------   ------   -------
    Total Distributions.....................................      (0.51)      (0.46)   (0.45)    (0.43)
                                                                -------      ------   ------   -------
Net Asset Value, End of Period..............................     $10.81      $10.74   $10.56    $10.45
                                                                =======      ======   ======   =======
Total Return(5).............................................      5.47%       6.17%    5.46%     7.90%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets End of Period ($1,000's).......................         $2          $2      $11       $11
  Ratio of Operating Expenses to Average Net Assets.........      1.59%       1.57%    1.48%     1.17%
  Ratio of Net Investment Income to Average Net Assets......      3.76%       3.86%    3.87%     4.20%
  Portfolio Turnover Rate...................................        25%         29%      27%       13%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian.........................      1.59%(8)    1.58%(8)  1.50%(8)     N/A
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credits Allowed by
   the Custodian............................................      1.98%(8)    2.06%(8)  2.14%(8)   2.16%

Footnotes appear on page 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  FLORIDA INSURED MUNICIPAL FUND   CLASS I SHARES

                                                              YEAR ENDED   PERIOD ENDED
                                                               JUNE 30,       JUNE 30
                                                               1998(1)         1997+
                                                              --------------------------
Net Asset Value, Beginning of Period:.......................     $9.93         $9.68
                                                                ------        ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................      0.54          0.49(7)
  Net Realized & Unrealized Gain/(Loss) on Investments......      0.36          0.26
                                                                ------        ------
    Total From Investment Operations........................      0.90          0.75
                                                                ------        ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................     (0.48)        (0.50)
  Distributions In Excess Of Net Investment Income..........         -         (0.00)(6)
  Distributions from Net Realized Gains.....................         -             -
  Distributions In Excess Of Net Realized Gains.............         -             -
  Distributions From Capital................................         -             -
                                                                ------        ------
    Total Distributions.....................................     (0.48)        (0.50)
                                                                ------        ------
Net Asset Value, End of Period..............................    $10.35         $9.93
                                                                ======        ======
Total Return(5).............................................     9.61%         7.88%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets End of Period ($1,000).........................        $1            $1
  Ratio of Operating Expenses to Average Net Assets.........     0.62%         0.57%(2)
  Ratio of Net Investment Income to Average Net Assets......     5.05%         5.26%(2)
  Portfolio Turnover Rate...................................       51%           53%
  Ratio of Operating Expenses to Average Net Assets Without
   Credit Allowed by the Custodian..........................     0.63%(8)      0.59%(2)(8)
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credit Allowed by
   the Custodian............................................     1.19%(8)      1.21%(2)(8)

  FLORIDA INSURED MUNICIPAL FUND   CLASS S SHARES

                                                              YEAR ENDED     YEAR ENDED JUNE 30,
                                                               JUNE 30,    ------------------------
                                                               1998(1)      1997     1996    1995+
                                                              -------------------------------------
Net Asset Value, Beginning of Period........................     $9.93      $9.64    $9.43    $9.40
                                                               -------     ------   ------   ------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................      0.36       0.42(7)   0.42    0.45
  Net Realized & Unrealized Gain/(Loss) on Investments......      0.48       0.30     0.21    0.039
                                                               -------     ------   ------   ------
    Total From Investment Operations........................      0.84       0.72     0.63     0.48
                                                               -------     ------   ------   ------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................                (0.43)   (0.42)   (0.45)
  Distributions In Excess Of Net Investment Income..........         -      (0.00)(6)      -      -
  Distributions from Net Realized Gains.....................         -          -        -        -
  Distributions In Excess Of Net Realized Gains.............         -          -        -        -
  Distributions From Capital................................         -          -        -        -
                                                               -------     ------   ------   ------
      Total Distributions...................................     (0.42)     (0.43)   (0.42)   (0.45)
                                                               -------     ------   ------   ------
Net Asset Value, End of Period..............................    $10.35      $9.93    $9.64    $9.43
                                                               =======     ======   ======   ======
Total Return(5).............................................     8.53%      7.63%    6.76%    5.23%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets End of Period ($1,000).........................        $2        $29      $11      $11
  Ratio of Operating Expenses to Average Net Assets.........     1.62%      1.57%    1.38%    1.14%
  Ratio of Net Investment Income to Average Net Assets......     4.05%      4.26%    4.33%    4.78%
  Portfolio Turnover Rate...................................       51%        53%      52%      44%
  Ratio of Operating Expenses to Average Net Assets Without
   Credit Allowed by the Custodian..........................     1.63%(8)   1.59%(8)  1.41%(8)    N/A
  Ratio of Operating Expenses to Average Net Assets Without
   Fee Waivers, Expenses Absorbed and/or Credit Allowed by
   the Custodian............................................     2.19%(8)   2.21%(8)  2.21%(8)  2.26%

Footnotes appear on page 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  GROWTH FUND   CLASS I SHARES

                                                              YEAR ENDED   PERIOD ENDED
                                                               JUNE 30,      JUNE 30,
                                                               1998(1)        1997+
                                                              -------------------------
Net Asset Value, Beginning of Period........................     $14.94       $14.21
                                                               --------      -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................      (0.10)(7)      0.00(6)(7)
  Net Realized & Unrealized Gain/(Loss) on Investments......       5.00         3.07
                                                               --------      -------
    Total From Investment Operations........................       4.90         3.07
                                                               --------      -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................          -            -
  Distributions in Excess of Net Investment Income..........          -            -
  Distributions from Net Realized Gains.....................      (1.28)       (2.34)
  Distributions in Excess of Net Realized Gains.............          -            -
  Distributions from Capital................................          -            -
                                                               --------      -------
    Total Distributions.....................................      (1.28)       (2.34)
                                                               --------      -------
Net Asset Value, End of Period..............................     $18.56       $14.94
                                                               ========      =======
Total Return(5).............................................     35.75%       22.73%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................   $115,729     $126,986
  Ratio of Operating Expenses to Average Net Assets.........      1.36%        1.45%(2)
  Ratio of Net Investment Income to Average Net Assets......      (0.61)%      0.03%(2)
  Portfolio Turnover Rate...................................       153%         156%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian.........................      1.36%(8)     1.45%(2)(8)

  GROWTH FUND   CLASS S SHARES

                                                              YEAR ENDED         YEAR ENDED JUNE 30,
                                                               JUNE 30,    -------------------------------
                                                               1998(1)      1997        1996        1995+
                                                              --------------------------------------------
Net Asset Value, Beginning of Period........................     $14.54     $15.47      $14.11      $10.73
                                                               --------    -------     -------     -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................      (0.25)(7)   (0.14)(7)   (0.19)(7)   (0.04)(7)
  Net Realized & Unrealized Gain/(Loss) on Investments......       4.82       1.55        3.44        3.42
                                                               --------    -------     -------     -------
    Total From Investment Operations........................       4.57       1.41        3.25        3.38
                                                               --------    -------     -------     -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................          -          -           -       (0.00)(6)
  Distributions in Excess of Net Investment Income..........          -          -           -           -
  Distributions from Net Realized Gains.....................      (1.28)     (2.34)      (1.89)      (0.00)(6)
  Distributions in Excess of Net Realized Gains.............          -          -           -           -
  Distributions from Capital................................          -          -           -           -
                                                               --------    -------     -------     -------
    Total Distributions.....................................      (1.28)     (2.34)      (1.89)      (0.00)
                                                               --------    -------     -------     -------
Net Asset Value, End of Period..............................     $17.83     $14.54      $15.47      $14.11
                                                               ========    =======     =======     =======
Total Return(5).............................................     34.40%     10.06%      24.54%      31.44%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................    $13,283    $14,038     $45,652     $18,730
  Ratio of Operating Expenses to Average Net Assets.........      2.39%      2.45%       2.45%       2.51%
  Ratio of Net Investment Income to Average Net Assets......      (1.64)%    (0.97)%     (1.24)%     (0.47)%
  Portfolio Turnover Rate...................................       153%       156%        205%        233%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian.........................      2.40%(8)   2.45%(8)    2.46%(8)      N/A

Footnotes appear on page 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  INTERNATIONAL GROWTH FUND   CLASS I SHARES

                                                              YEAR ENDED   PERIOD ENDED
                                                               JUNE 30,      JUNE 30,
                                                               1998(1)        1997+
                                                              -------------------------
Net Asset Value, Beginning of Period........................     $11.82         $9.88
                                                               --------      --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................       0.09(7)       0.06(7)
  Net Realized & Unrealized Gain/(Loss) on Investments......      (0.69)         2.15
                                                               --------      --------
    Total From Investment Operations........................      (0.60)         2.21
                                                               --------      --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................      (0.53)        (0.17)
  Distributions in Excess of Net Investment Income..........      (0.03)            -
  Distributions from Net Realized Gains.....................      (0.50)        (0.10)
  Distributions in Excess of Net Realized Gains.............          -             -
  Distributions from Capital................................          -             -
                                                               --------      --------
    Total Distributions.....................................      (1.06)        (0.27)
                                                               --------      --------
Net Asset Value, End of Period..............................     $10.16        $11.82
                                                               ========      ========
Total Return(5).............................................      (3.98)%       22.76%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................   $108,521       $95,512
  Ratio of Operating Expenses to Average Net Assets.........       1.36%         1.40%(2)
  Ratio of Net Investment Income to Average Net Assets......       0.81%         0.60%(2)
  Portfolio Turnover Rate...................................        118%           67%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian.........................       1.36%(8)      1.40%(2)(8)

  INTERNATIONAL GROWTH FUND   CLASS S SHARES

                                                                YEAR ENDED         YEAR ENDED JUNE 30,
                                                                 JUNE 30,     -----------------------------
                                                                 1998(1)       1997       1996       1995+
                                                                -------------------------------------------
Net Asset Value, Beginning of Period........................      $11.77       $10.38      $9.73     $10.74
                                                                 -------      -------    -------    -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................       (0.02)(7)    (0.04)(7)  (0.03)(7)  (0.17)(7)
  Net Realized & Unrealized Gain/(Loss) on Investments......       (0.67)        1.53       1.20      (0.31)
                                                                 -------      -------    -------    -------
    Total From Investment Operations........................       (0.69)        1.49       1.17      (0.48)
                                                                 -------      -------    -------    -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................       (0.40)           -      (0.02)     (0.03)
  Distributions in Excess of Net Investment Income..........       (0.02)           -      (0.04)         -
  Distributions from Net Realized Gains.....................       (0.50)       (0.10)     (0.46)     (0.44)
  Distributions in Excess of Net Realized Gains.............           -            -          -      (0.06)
  Distributions from Capital................................           -            -          -          -
                                                                 -------      -------    -------    -------
    Total Distributions.....................................       (0.92)       (0.10)     (0.52)     (0.52)
                                                                 -------      -------    -------    -------
Net Asset Value, End of Period..............................      $10.16       $11.77     $10.38      $9.73
                                                                 =======      =======    =======    =======
Total Return(5).............................................       (4.94)%      14.61%     12.29%     -4.61%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)......................      $9,599      $11,991    $38,900    $11,120
  Ratio of Operating Expenses to Average Net Assets.........        2.41%        2.40%      2.52%      2.44%
  Ratio of Net Investment Income to Average Net Assets......       (0.23)%      (0.40)%    (0.29)%    (0.13)%
  Portfolio Turnover Rate...................................         118%          67%       125%        81%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian.........................        2.40%(8)     2.40%(8)   2.52%(8)    N/A

Footnotes appear on page 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  EMERGING GROWTH FUND   CLASS I SHARES

                                                              YEAR ENDED    YEAR ENDED
                                                               JUNE 30,      JUNE 30,
                                                               1998(1)        1997+
                                                              -------------------------
Net Asset Value, Beginning of Period........................    $18.33        $17.52
                                                               -------       -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................     (0.16)(7)     (0.16)(7)
  Net Realized & Unrealized Gain/(Loss) on Investments......      2.50        2.47(9)
                                                               -------       -------
    Total From Investment Operations........................      2.34          2.31
                                                               -------       -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................         -             -
  Distributions in Excess of Net Investment Income..........         -             -
  Distributions from Net Realized Gains.....................     (1.07)        (1.50)
  Distributions in Excess of Net Realized Gains.............         -             -
  Distributions from Capital................................         -             -
                                                               -------       -------
    Total Distributions.....................................     (1.07)        (1.50)
                                                               -------       -------
Net Asset Value, End of Period..............................    $19.60        $18.33
                                                               =======       =======
Total Return(5).............................................    13.25%        13.69%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets End of Period ($1,000's).......................   $33,886       $52,199
  Ratio of Operating Expenses to Average Net Assets.........     1.36%       1.39%(2)
  Ratio of Net Investment Income/Loss to Average Net
   Assets...................................................    (0.80)%        (0.92)(2)
  Portfolio Turnover Rate...................................      112%           81%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian.........................   1.36%(7)      1.39%(2)(8)

  EMERGING GROWTH FUND   CLASS S SHARES

                                                                YEAR ENDED          YEAR ENDED JUNE 30,
                                                                 JUNE 30,    ---------------------------------
                                                                 1998(1)      1997         1996         1995+
                                                                ----------------------------------------------
Net Asset Value, Beginning of Period........................      $17.85      $19.88       $15.37       $13.02
                                                                 -------     -------      -------      -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income/(Loss)..............................       (0.35)(7)   (0.34)(7)    (0.32)(7)    (0.10)(7)
  Net Realized & Unrealized Gain/(Loss) on Investments......        2.43       (0.19)        5.59         2.77
                                                                 -------     -------      -------      -------
    Total From Investment Operations........................        2.08       (0.53)        5.27         2.67
                                                                 -------     -------      -------      -------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income......................           -           -            -            -
  Distributions in Excess of Net Investment Income..........           -           -            -            -
  Distributions from Net Realized Gains.....................       (1.07)      (1.50)       (0.76)       (0.32)
  Distributions in Excess of Net Realized Gains.............           -           -            -            -
  Distributions from Capital................................           -           -            -            -
                                                                 -------     -------      -------      -------
    Total Distributions.....................................       (1.07)      (1.50)       (0.76)       (0.32)
                                                                 -------     -------      -------      -------
Net Asset Value, End of Period..............................      $18.86      $17.85       $19.88       $15.37
                                                                 =======     =======      =======      =======
Total Return(5).............................................      12.11%      -2.26%       34.91%       20.76%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets End of Period ($1,000's).......................      $5,989      $8,341      $43,645      $11,840
  Ratio of Operating Expenses to Average Net Assets.........       2.41%       2.39%        2.39%        2.43%
  Ratio of Net Investment Income/Loss to Average Net
   Assets...................................................      (1.86)%    (1.92)%      (1.77)%      (1.06)%
  Portfolio Turnover Rate...................................        112%         81%         131%         181%
  Ratio of Operating Expenses to Average Net Assets Without
   Credits Allowed by the Custodian.........................       2.42%(8)    2.39%(8)     2.40%(8)       N/A

Footnotes appear on page 43

--------------------------------------------------------------------------------

FOOTNOTES TO FINANCIAL HIGHLIGHTS

  (1)  On March 20, 1998, WM Advisors, Inc. replaced Sierra
       Investment Advisers Corporation as investment advisor to the Funds.
  (2)  Annualized.
  (5) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor, administrator and/or distributor or without credits allowed by the custodian.
  (6)  Amount represents less than $0.01 per share.
  (7) Per share numbers have been calculated using the average shares method.
  (8) The ratio and per share numbers include custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective
       September 1, 1995.
  (9) The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
 (10) Amounts distributed in excess of accumulated net investment income as determined for financial statement purposes have been reported as distributions from paid-in capital at the fiscal year end in which the distribution was made. Certain of these distributions which are reported as being from paid-in capital for financial statement purposes may be reported to shareholders as taxable distributions due to differing tax and accounting rules.
    +  On July 1, 1994, the Funds commenced selling Class S shares.
       Those shares in existence prior to July 1, 1994 were designated Class A shares. On July 25, 1996, the Funds commenced selling Class I shares.

                                WM GROUP OF FUNDS
                          1201 THIRD AVENUE, SUITE 1400
                            SEATTLE, WASHINGTON 98101
                                  800-222-5852

 STATEMENT OF ADDITIONAL INFORMATION
 November 1, 1998

WM Group of Funds

 MONEY FUNDS                               EQUITY FUNDS
 -----------                               ------------
     MONEY MARKET FUND                          BOND & STOCK FUND
     TAX-EXEMPT MONEY MARKET FUND               GROWTH & INCOME FUND
     CALIFORNIA MONEY FUND                      NORTHWEST FUND
                                                GROWTH FUND
 FIXED-INCOME FUNDS                             EMERGING GROWTH FUND
 ------------------                             INTERNATIONAL GROWTH FUND

     SHORT TERM HIGH QUALITY BOND FUND
     TARGET MATURITY 2002 FUND             STRATEGIC ASSET MANAGEMENT PORTFOLIOS
     U.S. GOVERNMENT SECURITIES FUND       -------------------------------------
     INCOME FUND                                STRATEGIC GROWTH PORTFOLIO
     HIGH YIELD FUND                            CONSERVATIVE GROWTH PORTFOLIO
                                                BALANCED PORTFOLIO
 MUNICIPAL FUNDS                                FLEXIBLE INCOME PORTFOLIO
 ---------------                                INCOME PORTFOLIO
     TAX-EXEMPT BOND FUND
     CALIFORNIA MUNICIPAL FUND
     CALIFORNIA INSURED INTERMEDIATE
         MUNICIPAL FUND
     FLORIDA INSURED MUNICIPAL FUND

     This Statement of Additional Information (the "SAI") supplements the information contained in the current Prospectus of the WM Group of Funds listed above dated November 1, 1998 (the "Prospectus"), and should be read in conjunction with such Prospectus.

     The Money Market, Tax-Exempt Money Market, High Yield, Income, U.S. Government Securities, Tax-Exempt Bond, Bond & Stock, Growth & Income and Northwest Funds are series of WM Trust I (the "WM Trust I Funds"), a Massachusetts business trust organized on September 19, 1997. The California Money, Short Term High Quality Bond, Target Maturity 2002, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Funds are series of WM Trust II (the "WM Trust II Funds"), a Massachusetts business trust organized on February 22, 1989. The WM Trust I Funds and WM Trust II Funds are collectively referred to in this SAI as the "Funds." The Strategic Growth, Conservative Growth, Balanced, Flexible Income and Income Portfolios, collectively referred to in this SAI as the "Portfolios," are series of WM Strategic Asset Management Portfolios, a Massachusetts business trust organized on March 26, 1996. In this SAI, WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios are referred to as the "Trusts."

     The Prospectus may be obtained without charge by writing to WM Shareholders Services, Inc. ("Shareholder Services") or by calling Shareholder Services at 800-222-5852. This SAI provides information applicable to the Class A, Class B, Class I and Class S shares of each of the Funds (except for the Target Maturity 2002 Fund, which offers only Class A shares), and the Class A and Class B shares of each of the Portfolios. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

                                    CONTENTS

MANAGEMENT..................................................................3
INVESTMENT OBJECTIVES AND POLICIES.........................................24
INVESTMENT RESTRICTIONS....................................................48
PORTFOLIO TURNOVER.........................................................57
PORTFOLIO TRANSACTIONS.....................................................58
NET ASSET VALUE............................................................61
HOW TO BUY AND REDEEM SHARES...............................................62
HOW TO EXCHANGE SHARES.....................................................66
DETERMINATION OF PERFORMANCE...............................................67
TAXES......................................................................74
DISTRIBUTOR................................................................80
APPENDIX...................................................................84

                                   MANAGEMENT


TRUSTEES AND OFFICERS
---------------------

         The Trusts are governed by a common Board of Trustees which oversees the Trusts' activities and is responsible for protecting the interests of shareholders. The names, addresses and birthdates of the Trustees and executive officers of the Trusts, together with information as to their principal business occupations, are set forth below. The executive officers of the Trusts are employees of organizations that provide services to the Funds and Portfolios offered by the Trusts. Each Trustee who is an "interested person" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

TRUSTEES:
---------

DAVID E. ANDERSON (11/17/26)
Trustee
17960 Seabreeze Drive
Pacific Palisades, California 90272

Retired in 1988 from GTE California, Inc. after 40 years of service. President and CEO from 1979 to 1988. Director of Barclay's Bank of California until 1988. Currently involved in the following charitable organizations as a director on the following boards: Board chairman, Children's Bureau Foundation; Board member, Upward Bound House of Santa Monica; Past campaign chairman of United Way; Former chairman, Los Angeles Area Chamber of Commerce.

WAYNE L. ATTWOOD, MD (1/28/29)
Trustee
2931 S. Howard
Spokane, Washington 99203

Retired doctor of internal medicine and gastroenterology. Former president, Medical Staff--Sacred Heart Medical Center; former president of Spokane Society of Internal Medicine; and former president of Spokane Physicians for Social Responsibility.

ARTHUR H. BERNSTEIN, ESQ. (6/8/25)
Trustee
11661 San Vicente Blvd., Suite 701
Los Angeles, California 90049

President of Bancorp Capital Group, Inc. and Bancorp Venture Capital, Inc. Previously served on the board of directors of Great Western Leasing Corporation, subsidiary of Great Western Financial Corporation ("GWFC"), until the subsidiary was sold in 1987. Director of Ryder

System, Inc.; chairman of the board of trustees of the California Family Studies Center and Phillips Graduate Institute since 1984.

KRISTIANNE BLAKE (1/22/54)
Trustee
705 W. 7th, Suite D
Spokane, Washington 99204

CPA specializing in personal financial and tax planning since 1975. Served as a partner with the accounting firm of Deloitte, Haskins & Sells prior to starting own firm in 1987. Community activities include: United Way of Spokane County - board chair; YMCA of the Inland Northwest - treasurer; Junior League of Spokane
- past president; Spokane Intercollegiate Research & Technology Institute Foundation - board member; Spokane Joint Center for Higher Education board member; Spokane Area Chamber of Commerce - board member; and St. George's School board member.

EDMOND R. DAVIS, ESQ. (9/24/28)
Trustee
550 South Hope Street, 21st Floor
Los Angeles, California 90071-2604

Joined the law firm of Brobeck, Phleger & Harrison as a partner in 1987, responsible for estate planning, and trusts and estate matters in the Los Angeles office. Prior to joining the firm, had a similar position for 20 years with the law firm of Overton, Lyman & Prince in Los Angeles. His expertise has been recognized in Who's Who in California, the Best Lawyers of America and Who's Who in American Law.

JOHN W. ENGLISH (3/27/33)
Trustee
50 H New England Ave.
P.O. Box 640
Summit, New Jersey 07902-0640

Retired vice president and chief investment officer of the Ford Foundation (a non-profit charitable organization). Chairman of the board and director, the China Fund, Inc., (closed-end mutual fund). Director, Paribas Trust for Institutions (an open-end mutual fund). Trustee, Retail Property Trust (a company providing management services for a shopping center).

*ANNE V. FARRELL (7/17/35)
Trustee
425 Pike Street, Suite 510
Seattle, Washington 98101

Joined the Seattle Foundation (a charitable foundation) in 1980 as executive vice president. Became president in 1984. Also serves on the board of Washington Mutual Bank, Inc. ("Washington Mutual") and Blue Cross of Washington and Alaska. Listed in Who's Who in America. Past President of the Nature Conservancy of Washington, Lakeside School and Seattle Rotary Club. Currently a Regent at Seattle University and president of the Rainier Club in Seattle.

*MICHAEL K. MURPHY  (1/14/37)
Trustee
PO Box 3366
Spokane, Washington 99220-3366

President and CEO of CPM Development Corporation (a holding company which includes Central Pre-mix Concrete Company Inland Asphalt Co., Central Pre-Mix Prestress Co., and Interstate Concrete & Asphalt Co.). Member of the board of directors for Washington Mutual. Former president and director of Inland Empire Chapter - Associated General Contractors. Former director of National Aggregates Associates.

ALFRED E. OSBORNE, JR. PH.D. (12/7/44)
Trustee
110 Westwood Plaza, Suite C305
Los Angeles, California 90095-1481

University professor, researcher and administrator at University of California Los Angeles since 1972. Director, Times Mirror Company (newspaper publisher), United States Filter Corporation, Nordstrom Inc. (clothing retailer) and Greyhound Lines, Inc. (bus company). Independent general partner, Technology Funding Venture Partners V, and former Governor of the National Association of Securities Dealers, Inc.

*WILLIAM G. PAPESH  (1/21/43)
President and Trustee
601 W. Main Avenue
Suite 300
Spokane, WA 99201

President and director of WM Advisors, Inc. (the "Advisor"), WM Shareholder Services, Inc. ("Shareholder Services"), WM Funds Distributor, Inc. (the "Distributor") and WM Fund Services, Inc. (a registered investment adviser and broker/dealer).

DANIEL L. PAVELICH (9/12/44)
Trustee
Two Prudential Plaza
180 North Stetson Avenue, Suite 4300
Chicago, Illinois 60601

Chairman and CEO of BDO Seidman, a leading national accounting and consulting firm. Worked in Seidman's Spokane office for 27 years and is a former presiding member of the firm's board of directors. A member of the American Institute of CPAs and served as a vice president of the Washington Society of CPAs' board of directors.

JAY ROCKEY (1/5/28)
Trustee
2121 Fifth Avenue
Seattle, Washington 98121

Founder and chairman of The Rockey Company, a public relations and marketing communications consulting firm with headquarters in Seattle and offices in Portland and Spokane. Founder and director of RXL Pulitzer, an international multimedia company that is a joint venture with Pulitzer Publishing Co. of St. Louis. History includes managing New York City public relations for Aluminum Company of America, director of public relations for the Seattle World's Fair and the presidency of the Public Relations Society of America. He is vice president of the Rainier Club and trustee of the Downtown Seattle Association.


RICHARD C. YANCEY (5/28/26)
Lead Trustee
535 Madison Avenue
New York, New York 10022

Investment Banker - Warburg Dillon Read LLC, New York City, 1952 through 1992. Served as vice president, managing director and director and senior advisor at Warburg Dillon Read LLC, Member of the boards of directors of AdMedia Partners, Inc., CapMAC Holdings Inc., Fiberite, Inc., The Scoreboard, Inc., and Czech and Slovak American Enterprise Fund.

OFFICERS:
---------

GENE BRANSON (12/26/45)
Vice President
11th Floor
601 W. Main Street
Spokane, WA 99201

Senior vice president and Director of the Advisor and Shareholder Services.

MONTE D. CALVIN, CPA (1/22/44)
Senior Vice President and Chief Financial Officer
601 W. Main Avenue
Suite 300
Spokane, WA 99201

Executive vice president and Director of Shareholder Services; Director of the Advisor and the Distributor.

SANDY CAVANAUGH (5/10/54)
Senior Vice President
1631 Broadway
Sacramento, CA 95818

First vice president and Director of the Distributor since September 1997. Director of Advisor and Shareholder Services. Prior to joining the Distributor, Ms. Cavanaugh held senior level positions with AIM Funds Distributor, First Interstate Investments and ASB Financial Services.


JEFFREY L. LUNZER, CPA (1/4/61)
Vice President and Treasurer
601 W. Main Avenue
Suite 300
Spokane, WA 99201

Vice president of Shareholder Services.

JOHN T. WEST, CPA (1/21/55)
Vice President, Secretary and Compliance Officer
601 W. Main Avenue
Suite 300
Spokane, WA 99201

Vice president of Shareholder Services.

         Each of the Trustees and officers of the Trusts listed above holds the same position(s) with all three Trusts and is also a trustee or officer of WM Variable Trust (the "Variable Trust"). The Variable Trust is an investment company advised by the Advisor.

         REMUNERATION. No Trustee who is a director, officer or employee of the Advisor or its affiliates receives any compensation from the Trusts for serving as Trustee of the Trusts. The Trusts, together with the Variable Trust, pay each Trustee who is not a director, officer or employee of the Advisor or its affiliates a fee of $18,000 per annum plus $3,000 per Board meeting attended in person and $1,000 per Board meeting attended by telephone, and reimburses each such Trustee for travel and out-of-pocket expenses. The Lead Trustee receives an additional fee of $500 per month. The Chairman of each committee receives a fee of $500 per committee meeting. Officers of the Trusts receive no direct remuneration in such capacity from the Trusts. Officers and Trustees of the Trusts who are employees of the Advisor or its affiliates may be considered to have received remuneration indirectly.

         Wayne L. Attwood, M.D., Kristianne Blake, Anne V. Farrell, Michael K. Murphy, William G. Papesh, Daniel L. Pavelich, Jay Rockey and Richard C. Yancey became Trustees of WM Trust II and WM Strategic Asset Management Portfolios on December 23, 1997. Arthur H. Bernstein, Esq., David E. Anderson, Edmond R. Davis, Esq., John W. English and Alfred E. Osborne, Jr. Ph.D became trustees of WM Trust I on December 23, 1997.
         The WM Trust I Funds other than the High Yield Fund are successors to the following Washington corporations, or series thereof, which commenced operations in the years indicated, which made up the group of mutual funds known as the "Composite Funds."

         Composite U.S. Government Securities, Inc. (1982)
         Composite Income Fund, Inc. (1975)
         Composite Growth & Income Fund, a series of Composite Equity Series, Inc. (1949)
         Composite Money Market Portfolio, a series of Composite Cash Management Company
         (predecessor of the Money Market Fund) (1979)
         Composite Tax-Exempt Portfolio, a series of Composite Cash Management Company
         (predecessor of the Tax-Exempt Money Market Fund) (1979)
         Composite Tax-Exempt Bond Fund, Inc. (1976)
         Composite Northwest Fund, Inc. (1986)
         Composite Bond & Stock Fund, Inc. (1939)

         Each of the Composite Funds was reorganized as a series of WM Trust I on March 20, 1998. In connection with this reorganization, the Trust, whose name was previously "The Composite Funds" and which conducted no operations prior to that date, changed its name to its current name. The High Yield fund was organized on March 23, 1998.

         Prior to March 20, 1998, the name of WM Trust II was "Sierra Trust Funds" and the name of WM Strategic Asset Management Portfolios was "Sierra Asset Management Portfolios." These Trusts were part of a family of mutual funds known as the "Sierra Funds."

         The reorganizations and name changes described in the foregoing paragraphs were part of an overall restructuring of the Composite Funds and the Sierra Funds into a combined mutual fund family known as the WM Group of Funds. This restructuring also consisted of the replacement of Sierra Investment Advisors Corporation as investment advisor to the Sierra Funds with WM Advisors, Inc. (formerly known as Composite Research & Management Co.), the advisor to the Composite Funds, the election of the Directors of the Composite Funds as Trustees of WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios and the election of the independent Trustees of WM Trust II and WM Strategic Asset Management Portfolios as Trustees of WM Trust I.
         The following table shows the aggregate compensation paid to each of the Trusts' Trustees by each Fund or Portfolio (or, in the case of the WM Trust I Funds, by the predecessor Composite Funds) for the most recent fiscal year and by the "Fund Complex" for calendar 1997. The Fund Complex consists of the Funds and Portfolios, together with the Funds within the Variable Trust, WM Prime Income Fund, a closed-end investment company that was liquidated in August, 1998 (the "Prime Income Fund") and Composite Deferred Series, Inc., an investment company for which WM Advisors, Inc. serves as advisor. None of the Trusts has any plan which would pay pension or retirement benefits to any Trustee.

                                WM GROUP OF FUNDS
                               COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------
                                                                Short-
                                        Tax-                     Term                     U.S.
                                       Exempt                    High        Target      Govern-
                            Money      Money     California     Quality     Maturity      ment
                           Market      Market       Money        Bond         2002     Securities     Income
Trustee                     Fund        Fund        Fund         Fund         Fund        Fund         Fund
------------------------------------------------------------------------------------------------------------
David E. Anderson          $    0       $  0       $  484       $  318      $   31       $    0        $  0
------------------------------------------------------------------------------------------------------------
Wayne L. Attwood,           1,265       1,265         164          191          11        1,265        1,265
M.D.
------------------------------------------------------------------------------------------------------------
Arthur H. Bernstein, Esq.+      0          0        1,779        1,519       1,167            0           0
------------------------------------------------------------------------------------------------------------
Kristianne Blake            2,532        311          168          195          11        1,265         838
------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq.           0          0          459          314          30            0           0
------------------------------------------------------------------------------------------------------------
John W. English                 0          0          459          314          30            0           0
------------------------------------------------------------------------------------------------------------
Anne V. Farrell                 0          0          161          187          11            0           0
------------------------------------------------------------------------------------------------------------
Michael K. Murphy               0          0          149          182          10            0           0
------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr.,         0          0          438          290          28            0           0
Ph.D.
------------------------------------------------------------------------------------------------------------
William G. Papesh               0          0            0            0           0            0           0
------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich          1,265      1,265           91          191          11        1,265       1,265
------------------------------------------------------------------------------------------------------------
Jay Rockey                  1,265      1,265          164          191          11        1,265       1,265
------------------------------------------------------------------------------------------------------------
Richard C. Yancey           1,178      1,178          201          234          13        1,178       1,178
------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                              California
                                                                Insured
                                       Tax-                     Inter-      Florida       Bond
                           High       Exempt     California     mediate     Insured         &
                           Yield       Bond       Municipal    Municipal   Municipal      Stock
Trustee                    Fund        Fund         Fund         Fund         Fund        Fund
-----------------------------------------------------------------------------------------------
David E. Anderson           n/a       $    0       $3,964       $  746       $  301      $    0
-----------------------------------------------------------------------------------------------
Wayne L. Attwood,           n/a        1,265        1,393          260           97       1,250
M.D.
-----------------------------------------------------------------------------------------------
Arthur H. Bernstein, Esq.+  n/a            0        6,462        2,130        1,534           0
-----------------------------------------------------------------------------------------------
Kristianne Blake            n/a        1,265        1,422          266           99       1,333
-----------------------------------------------------------------------------------------------
Edmond R. Davis, Esq.       n/a            0        3,755          707          285           0
-----------------------------------------------------------------------------------------------
John W. English             n/a            0        3,755          707          285           0
-----------------------------------------------------------------------------------------------
Anne V. Farrell             n/a            0        1,369          256           95           0
-----------------------------------------------------------------------------------------------
Michael K. Murphy           n/a            0        1,325          248           92           0
-----------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr.,     n/a            0        3,573          673          273           0
Ph.D.
-----------------------------------------------------------------------------------------------
William G. Papesh           n/a            0            0            0            0           0
-----------------------------------------------------------------------------------------------
Daniel L. Pavelich          n/a        1,265        1,393          260           97       1,000
-----------------------------------------------------------------------------------------------
Jay Rockey                  n/a        1,265        1,393          260           97       1,208
-----------------------------------------------------------------------------------------------
Richard C. Yancey           n/a        1,178        1,704          318          119       1,125
-----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------



                            Growth                       Inter-
                               &                        national                     Emerging       Strategic
                            Income        Growth         Growth       Northwest       Growth         Growth
Trustee                      Fund          Fund           Fund           Fund          Fund         Portfolio
-------------------------------------------------------------------------------------------------------------
David E. Anderson           $    0        $3,130         $1,742         $    0        $2,792          $335
-------------------------------------------------------------------------------------------------------------
Wayne L. Attwood,            1,250           963            517          1,250           898           286
M.D.
-------------------------------------------------------------------------------------------------------------
Arthur H. Bernstein, Esq.+       0         5,413          3,528              0         4,930           370
-------------------------------------------------------------------------------------------------------------
Kristianne Blake             1,333           988            533          1,333           920           293
-------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq.            0         2,961          1,659              0         2,637           348
-------------------------------------------------------------------------------------------------------------
John W. English                  0         3,590          1,659              0         2,637           348
-------------------------------------------------------------------------------------------------------------
Anne V. Farrell                  0           930            490              0           875           280
-------------------------------------------------------------------------------------------------------------
Michael K. Murphy                0           930            505              0           855           273
-------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr.,          0         2,804          1,569              0         2,532           309
Ph.D.
-------------------------------------------------------------------------------------------------------------
William G. Papesh                0             0              0              0             0             0
-------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich           1,000           963            517          1,000           898           286
-------------------------------------------------------------------------------------------------------------
Jay Rockey                   1,208           963            517          1,208           898           286
-------------------------------------------------------------------------------------------------------------
Richard C. Yancey            1,125         1,190            646          1,125         1,106           351
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                       Total Comp-
                                                                                        ensation
                                                                                        From the
                              Conserv-                                                    Fund
                            ative Growth                   Flexible                     Complex*
                             Portfolio      Balanced        Income        Income      for Calendar
Trustee                                     Portfolio      Portfolio     Portfolio        1997
--------------------------------------------------------------------------------------------------
David E. Anderson             $1,522         $1,137            91           74           $41,450
--------------------------------------------------------------------------------------------------
Wayne L. Attwood,              1,227            929            72           56           $15,000
M.D.
--------------------------------------------------------------------------------------------------
Arthur H. Bernstein, Esq.+     1,699          1,266           102           84           $59,889
--------------------------------------------------------------------------------------------------
Kristianne Blake               1,254            949            74           58           $16,500
--------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq.          1,575          1,177            95           77           $41,450
--------------------------------------------------------------------------------------------------
John W. English                1,575          1,177            95           79           $41,450
--------------------------------------------------------------------------------------------------
Anne V. Farrell                1,204            911            71           56                 0
--------------------------------------------------------------------------------------------------
Michael K. Murphy              1,168            884            69           54                 0
--------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr.,        1,415          1,056            85           70           $41,450
Ph.D.
--------------------------------------------------------------------------------------------------
William G. Papesh                  0              0             0            0                 0
--------------------------------------------------------------------------------------------------
Daniel L. Pavelich             1,227            929            72           56           $14,000
--------------------------------------------------------------------------------------------------
Jay Rockey                     1,227            929            72           56           $15,000
--------------------------------------------------------------------------------------------------
Richard C. Yancey              1,503          1,137            89           69           $15,000
--------------------------------------------------------------------------------------------------

         + Includes compensation deferred pursuant to a deferred compensation plan. The total amount of deferred compensation payable to Mr. Bernstein as of September 30, 1998 was $125,834 including income earned on deferred amounts.

         * In the case of WM Trust I, includes compensation from predecessor Composite Funds.

         During the fiscal year ended June 30, 1997, Sierra Investment Advisors Corporation reimbursed WM Trust II and WM Asset Management Portfolios in the amount of $80,500 for certain expenses associated with special meetings of the Board, held with regard to the contemplation of the sale of Sierra Capital Management Corporation and the merger of Great Western Financial Securities Corporation and Washington Mutual, Inc. As of October 1, 1998, the Trustees and officers of the Trusts owned, in the aggregate, 80,141 shares of the Balanced Portfolio, 522,570 of the Tax-Exempt Money Market Fund and less than 1% of the outstanding shares of any of the other Portfolios or the Funds. In addition, as of October 1, 1998, except as noted below, to the knowledge of the Trusts, no shareholders owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds or Portfolios:

MONEY MARKET FUND B CLASS A: BHC Securities, Omnibus Account, Attn: Cash Sweeps Dept., 2005 Market St., 12th floor, Philadelphia, PA 19103-7042, 25.68%

Northwestern Trust & Investors, Advisory Company, 1201 3rd Ave., Suite 2010, Seattle, WA 98101-3026, 20.12%

MONEY MARKET FUND B CLASS I: SAM Balanced Portfolio, c/o WM Advisors, 5200 E. 2nd St., 2nd floor, Long Beach, CA 90803, 37.28%

SAM Conservative Portfolio, c/o. WM Advisors, 5200 E. 2nd St., 2nd floor, Long Beach, CA 90803, 34.98%

WM Funds Distributor, Inc., 601 W. Main Ave., Suite 300, Spokane, WA 99201,
6.37%

WM Advisors, Inc., 601 W. Main Ave., Suite 300, Spokane, WA 99201, 6.06%

SAM Flexible Income Portfolio, c/o WM Advisors, 5200 E. 2nd St., 2nd floor, Long Beach, CA 90803, 5.79%

TAX-EXEMPT MONEY MARKET FUND B CLASS A: BHC Securities, Omnibus Account, Attn:
Cash Sweeps Dept., 2005 Market St., 12th floor, Philadelphia, PA 19103-7042, 13.49%

TAX-EXEMPT MONEY MARKET FUND B CLASS B: Southwest Securities, Inc., FBO David
C. Gobin & Bonnie Gobin JTWROS, Acct. 35454616, P.O. Box 509002, Dallas, TX 75250, 4.71%

Genevieve Odegard, 5702 N. 33rd St., #13D, Tacoma, WA 98407-2513, 5.07%

CALIFORNIA MONEY FUND B CLASS A: Edward B. Baker TTEE FBO The Baker Family Trust DTD 7/10/94, 1650 16th Ave., San Francisco, CA 94122, 14.50%

CALIFORNIA MONEY FUND B CLASS B: Oscar L. Roehl TTEE, The Oscar L. Roehl Trust, UTA DTD 12/15/89, 1826 Harding Ave., Redwood City, CA 94062, 80.25%

Ella M. Brown, 29094 Cobblestone St., Nuevo, CA 92567, 16.97%

CALIFORNIA MONEY FUND B CLASS I: WM Shareholder Services, Inc., 601 W. Main, Suite 300, Spokane, WA 99201, 100.00%

CALIFORNIA MONEY FUND B CLASS S: WM Funds Administration, 601 W. Main, Suite 300, Spokane, WA 99201, 50.05%

WM Shareholder Services, Inc., 601 W. Main, Suite 300, Spokane, WA 99201, 49.95%

SHORT TERM HIGH QUALITY BOND FUND B CLASS S: KY Cabinet for Human Resources, TTEE FBO The Marian K. Burns Irrevocable Charitable Remainder Trust, 275 E. Main St., 6th Floor West, Frankfort, KY 40621, 27.58%

Harold P. Jewell and Oveta B. Jewell JTWROS, 1001 Urell Place NE, Washington, D.C. 20017- 2140, 11.97%

Carole Hurst & Judith Chinello & Stan R. Mandell Trust, The Frederick S. Tobias Non-Marital Trust U/A DTD 11/04/81, 411 N. Central Ave., Ste. #200, Glendale, CA 91203-2020, 10.86%

SHORT TERM HIGH QUALITY BOND FUND B CLASS I: SAM Income Portfolio, c/o WM Advisors, 5200 E. 2nd St., 2nd floor, Long Beach, CA 90803, 100.00%

INCOME FUND B CLASS A: Northwestern Trust & Investors, Advisory Company, 1201 3rd Ave., Suite 2010, Seattle, WA 98101-3026, 8.12%

INCOME FUND B CLASS I: SAM Income Portfolio, c/o WM Advisors, 5200 E. 2nd, 2nd floor, Long Beach, CA 90803, 59.87%

INCOME FUND B CLASS S: KY Cabinet for Human Resources, TTEE FBO The Marian K. Burns Irrevocable Charitable Remainder Trust, 275 E. Main St., 6th Floor West, Frankfort, KY 40621, 9.41%

CALIFORNIA MUNICIPAL BOND FUND B CLASS I: WM Shareholder Services, Inc., 601 W. Main, Suite 300, Spokane, WA 99201, 100.00%

CALIFORNIA MUNICIPAL BOND FUND B CLASS S: Josefina F. Parungao and Reynaldo Fernando, JTWROS, 5480 Avenida El Cid, Yorba Linda, CA 92686, 74.29%

WM Funds Administration, 601 W. Main, Suite 300, Spokane, WA 99201, 12.96%

WM Shareholder Services, Inc., 601 W. Main, Suite 300, Spokane, WA 99201, 12.75%

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL BOND FUND B CLASS A: Consolacion Padama and Manuel Padama JTWROS, 2045 Demille Drive, Los Angeles, CA 90027, 5.96%

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL BOND FUND B CLASS I: WM Shareholder Services, Inc., 601 W. Main, Suite 300, Spokane, WA 99201, 100.00%

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL BOND FUND B CLASS S: WM Funds Administration, 601 W. Main, Suite 300, Spokane, WA 99201, 50.38%

WM Shareholder Services, Inc., 601 W. Main, Suite 300, Spokane, WA 99201, 49.62%

FLORIDA INSURED MUNICIPAL BOND FUND B CLASS B: Joseph R. Ott and Steel C. Ott JTWROS, 5800 SW 99th Terrace, Miami, FL 33156, 7.24%

MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration, 4800 Deer Lake Dr. East, 3rd Floor, Jacksonville, FL 32246, 5.43%

FLORIDA INSURED MUNICIPAL BOND FUND B CLASS I: WM Shareholder Services, Inc., 601 W. Main, Suite 300, Spokane, WA 99201, 100.00%

FLORIDA INSURED MUNICIPAL BOND FUND B CLASS S: WM Funds Administration, 601 W. Main, Suite 300, Spokane, WA 99201, 50.38%

WM Shareholder Services, Inc., 601 W. Main, Suite 300, Spokane, WA 99201, 49.62%

BOND & STOCK FUND B CLASS A: Northwestern Trust & Investors, Advisory Company, 1201 3rd Ave., Suite 2010, Seattle, WA 98101-3026, 16.49%

BOND & STOCK FUND B CLASS S: BSDT TTEE IRA R Victor L. Scherr, 25012 Woolwich Street, Laguna Hills, CA 92653, 38.73%

Everen Clearing Corp. FBO, Acct#19166887, Randall E. Cambell, 111 E. Kilbourn Avenue, Milwaukee, WI 53202, 23.02%

BSDT TTEE IRA, Victor L. Scherr, 25012 Woolwich Street, Laguna Hills, CA 92653, 19.31%

BSDT TTEE IRA R, Robert Hillman Alston, 1508 Greenfield Ave., #104, Los Angeles, CA 90025, 9.79%

BSDT TTEE IRA R, William M. Cordova, 25036 Oxford Dr., Laguna Niguel, CA 92677-8884, 9.15%

GROWTH & INCOME FUND B CLASS A: Northwestern Trust & Investors, Advisory Company, 1201 3rd Ave., Suite 2010, Seattle, WA 98101-3026, 26.93%

GROWTH & INCOME FUND B CLASS I: SAM Conservative Growth Portfolio, c/o WM Advisors, 5200 E. 2nd, 2nd floor, Long Beach, CA 90803, 49.55%

SAM Balanced Portfolio, c/o WM Advisors, 5200 E. 2nd, 2nd floor, Long Beach, CA 90803, 33.04%

SAM Strategic Growth Portfolio, c/o WM Advisors, 5200 E. 2nd, 2nd floor, Long Beach, CA 90803, 15.40%

SAM Flexible Income Portfolio, c/o WM Advisors, 5200 E. 2nd, 2nd floor, Long Beach, CA 90803, 40.13%

GROWTH FUND B CLASS I: SAM Conservative Growth Portfolio, c/o WM Advisors, 5200
E. 2nd St., 2nd floor, Long Beach, CA 90803, 53.35%

SAM Balanced Portfolio, c/o WM Advisors, 5200 E. 2nd St., 2nd floor, Long Beach, CA 90803, 25.29%

SAM Strategic Growth Portfolio, c/o WM Advisors, 5200 E. 2nd Str., 2nd floor, Long Beach, CA 90803, 20.59%

EMERGING GROWTH FUND B CLASS I: SAM Conservative Growth Portfolio, c/o WM Advisors, 5200 E. 2nd St., 2nd floor, Long Beach, CA 90803, 100.00%

INTERNATIONAL GROWTH FUND B CLASS I: SAM Conservative Growth Portfolio, c/o WM Advisors, 5200 E. 2nd St., 2nd floor, Long Beach, CA 90803, 49.51%

SAM Balanced Portfolio, c/o WM Advisors, 5200 E. 2nd St., 2nd floor, Long Beach, CA 90803, 37.12%

SAM Strategic Growth Portfolio, c/o WM Advisors, 5200 E. 2nd St., 2nd floor, Long Beach, CA 90803, 13.37%

NORTHWEST FUND B CLASS A: Northwestern Trust & Investors, Advisory Company, 1201 3rd Ave., Suite 2010, Seattle, WA 98101-3026, 17.37%

HIGH YIELD FUND B CLASS A: Washington Mutual, Inc., Mail Stop WMT0511, 1201 Third Ave., Seattle, WA 98101, 88.46%

HIGH YIELD FUND B CLASS B: BHC Securities, Inc., FAO 86067976, Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103, 5.02%

HIGH YIELD FUND B CLASS I: SAM Income Portfolio, c/o WM Advisors, 5200 E. 2nd St., 2nd floor, Long Beach, CA 90803, 95.53%

HIGH YIELD FUND B CLASS S: Alonzo G. Orr and Janet S. Richardson JTWROS TOD Beatrice Orr, Rodney Orr, Diane Keane, 7483 Overlook Dr., Lake Worth, FL 33467, 57.09%

Walter A. Talgo and Gertrude D. Talgo JTWROS, 1623 SW Waterfall Blvd., Palm City, FL 34990, 13.44%

Harold P. Jewell and Oveta B. Jewell JTWROS, 1001 Urell Place, NE, Washington, D.C., 20017- 2140, 11.18%

John Yanok and Lucille Yanok JTWROS, 1365 SW Gastodor Ave., Port St. Lucie, FL 34953, 7.96%

TAX-EXEMPT BOND FUND B CLASS I: WM Shareholder Services, 601 W. Main Ave., Suite 300, Spokane, WA 99201, 100.00%

TAX-EXEMPT BOND FUND B CLASS S: WM Funds Administration, 601 W. Main, Suite 300, Spokane, WA 99201, 50.52%

WM Shareholder Services, Inc., 601 W. Main, Suite 300, Spokane, WA 99201, 49.48%

Eliana J. Kross, 5221 Cribari Dale, San Jose, CA 95135-1315, 5.37%

U.S. GOVERNMENT SECURITIES B CLASS I: SAM Balanced Portfolio, c/o WM Advisors, 5200 E. 2nd St., 2nd floor, Long Beach, CA 90803, 79.30%

SAM Flexible Income Portfolio, c/o WM Advisors, 5200 E. 2nd St., 2nd floor, Long Beach, CA 90803, 11.72%

SAM Income Portfolio, c/o WM Advisors, 5200 2nd St., 2nd floor, Long Beach, CA 90803, 8.98%

INCOME PORTFOLIO B CLASS B: Dain Rauscher Custodian, Octavio Gomez, Rollover IRA, 3606 La Reforma Blvd., Baytown, TX 77251, 7.69%

FLEXIBLE INCOME PORTFOLIO B CLASS B: BHC Securities, Inc., FAO 86647042, Attn:
Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103 5.44%

WM ADVISORS, INC., ITS AFFILIATES AND SERVICE PROVIDERS

ADVISOR

         The Funds and Portfolios are managed by the Advisor. The Advisor has delegated portfolio management responsibilities in respect of the Growth, California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal and International Growth Funds to a sub-advisor. Subject to stockholder approval, it is expected that, effective January 1, 1999, the Advisor will delegate portfolio management responsibilities in respect of the Tax-Exempt Bond Fund to a sub-advisor.

         MANAGEMENT FEES. For the three most recent fiscal years the Funds and Portfolios paid the Advisor or its affiliates the following management fees:

-------------------------------------------------------------------------------------------------------------
                                                                   Fiscal Year Ended June 30, 1998
-------------------------------------------------------------------------------------------------------------
                                                                                                    Expenses
                                                     Fees Before Waiver       Fees Waived          Reimbursed
-------------------------------------------------------------------------------------------------------------
California Money Fund                                    $  188,184             $ 70,002             $     0
-------------------------------------------------------------------------------------------------------------
Short Term High Quality Bond Fund                           145,180              133,982                   0
-------------------------------------------------------------------------------------------------------------
Target Maturity 2002 Fund                                     6,596               33,075              17,651
-------------------------------------------------------------------------------------------------------------
California Municipal Fund                                 2,010,319              656,426                   0
-------------------------------------------------------------------------------------------------------------
California Insured Intermediate Municipal Fund              380,528              246,808                   0
-------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Fund                              146,555              140,651                 396
-------------------------------------------------------------------------------------------------------------
Growth Fund                                               2,739,222                    0                   0
-------------------------------------------------------------------------------------------------------------
International Growth Fund                                 1,354,934                    0              29,113
-------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                                      2,214,151                3,472                   0
-------------------------------------------------------------------------------------------------------------
Strategic Growth Portfolio                                   91,196               86,276               1,754
-------------------------------------------------------------------------------------------------------------
Conservative Growth Portfolio                               438,904              116,516              19,099
-------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                          323,735              107,755              11,970
-------------------------------------------------------------------------------------------------------------
Flexible Income Portfolio                                    26,686               35,116              13,939
-------------------------------------------------------------------------------------------------------------
Income Portfolio                                             22,941               34,864              11,403
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                                       Fiscal Year Ended 1997
-------------------------------------------------------------------------------------------------------------
                                                                                                    Expenses
                                                          Fees Paid           Fees Waived          Reimbursed
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
Money Market Fund*                                       $1,148,906             $        0           $98,432
-------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund*                            $  143,965             $        0           $45,307
-------------------------------------------------------------------------------------------------------------
California Money Fund**                                  $  187,084             $  135,495           $     0
-------------------------------------------------------------------------------------------------------------
Short Term High Quality Bond Fund**                      $  153,348             $  153,348           $40,836
-------------------------------------------------------------------------------------------------------------
Target Maturity 2002 Fund**                              $    7,756             $    7,756           $59,718
-------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund*                         $  769,591             $        0           $     0
-------------------------------------------------------------------------------------------------------------
Income Fund*                                             $  553,562             $        0           $     0
-------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund*                                    $  987,356             $        0           $     0
-------------------------------------------------------------------------------------------------------------
California Municipal Fund**                              $2,063,242             $1,080,813           $     0
-------------------------------------------------------------------------------------------------------------
California Insured Intermediate Municipal Fund**         $  398,681             $  350,384           $     0
-------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Fund**                         $  173,618             $  173,618           $22,193
-------------------------------------------------------------------------------------------------------------
Bond & Stock Fund***                                     $1,912,341             $        0           $     0
-------------------------------------------------------------------------------------------------------------
Growth & Income Fund***                                  $1,630,777             $        0           $     0
-------------------------------------------------------------------------------------------------------------
Growth Fund**                                            $2,418,645             $        0           $     0
-------------------------------------------------------------------------------------------------------------
International Growth Fund**                              $1,444,004             $        0           $     0
-------------------------------------------------------------------------------------------------------------
Northwest Fund***                                        $1,538,183             $  137,944           $     0
-------------------------------------------------------------------------------------------------------------
Emerging Growth Fund**                                   $2,600,399             $        0           $     0
-------------------------------------------------------------------------------------------------------------
Strategic Growth Portfolio**                             $   36,642             $    6,241           $41,371
-------------------------------------------------------------------------------------------------------------
Conservative Growth Portfolio**                          $  260,044             $   54,435           $98,600
-------------------------------------------------------------------------------------------------------------
Balanced Portfolio**                                     $  188,577             $   40,744           $82,121
-------------------------------------------------------------------------------------------------------------
Flexible Income Portfolio**                              $   19,886             $    4,470           $34,312
-------------------------------------------------------------------------------------------------------------
Income Portfolio**                                       $   18,539             $    4,476           $33,580
-------------------------------------------------------------------------------------------------------------

*        Fiscal year ended 12/31
**       Fiscal year ended 6/30
***      Fiscal year ended 10/31

-------------------------------------------------------------------------------------------------------------
                                                                       Fiscal Year Ended 1996
-------------------------------------------------------------------------------------------------------------
                                                                                                    Expenses
                                                          Fees Paid           Fees Waived          Reimbursed
-------------------------------------------------------------------------------------------------------------
Money Market Fund*                                       $  916,867             $        0           $202,612
-------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund*                            $  139,482             $        0           $ 47,274
-------------------------------------------------------------------------------------------------------------
California Money Fund**                                  $  206,796             $  148,062           $      0
-------------------------------------------------------------------------------------------------------------
Short Term High Quality Bond Fund**                      $  262,885             $  262,885           $ 13,583
-------------------------------------------------------------------------------------------------------------
Target Maturity 2002 Fund**                              $    7,915             $    7,915           $ 47,054
-------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund*                         $  984,485             $        0           $      0
-------------------------------------------------------------------------------------------------------------
Income Fund*                                             $  599,008             $        0           $      0
-------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund*                                    $1,065,379             $        0           $      0
-------------------------------------------------------------------------------------------------------------
California Municipal Fund**                              $2,233,979             $1,398,796           $      0
-------------------------------------------------------------------------------------------------------------
California Insured Intermediate Municipal Fund**         $  393,599             $  393,599           $ 47,057
-------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Fund**                         $  201,769             $  201,769           $ 74,295
-------------------------------------------------------------------------------------------------------------
Bond & Stock Fund***                                     $1,555,733             $        0           $      0
-------------------------------------------------------------------------------------------------------------
Growth & Income Fund***                                  $1,065,507             $        0           $      0
-------------------------------------------------------------------------------------------------------------
Growth Fund**                                            $2,023,665             $        0           $      0
-------------------------------------------------------------------------------------------------------------
International Growth Fund**                              $1,062,220             $        0           $      0
-------------------------------------------------------------------------------------------------------------
Northwest Fund***                                        $1,123,204             $  166,941           $      0
-------------------------------------------------------------------------------------------------------------
Emerging Growth Fund**                                   $2,464,903             $        0           $      0
-------------------------------------------------------------------------------------------------------------

*        Fiscal year ends 12/31
**       Fiscal year ends 6/30
***      Fiscal year ends 10/31


-------------------------------------------------------------------------------------------------------------
                                                                       Fiscal Year Ended 1995
-------------------------------------------------------------------------------------------------------------
                                                                                                    Expenses
                                                          Fees Paid           Fees Waived          Reimbursed
-------------------------------------------------------------------------------------------------------------
Money Market Fund*                                       $  688,617             $      0             $22,965
-------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund*                            $  143,292             $      0             $57,104
-------------------------------------------------------------------------------------------------------------
California Money Fund**                                  $  215,043             $108,224             $     0
-------------------------------------------------------------------------------------------------------------
Short Term High Quality Bond Fund**                      $  270,744             $228,615             $     0
-------------------------------------------------------------------------------------------------------------
Target Maturity 2002 Fund**                              $    1,207             $  1,207             $16,281
-------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund*                         $1,156,052             $      0             $     0
-------------------------------------------------------------------------------------------------------------
Income Fund*                                             $  598,377             $      0             $     0
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund*                                    $1,120,096             $        0           $     0
------------------------------------------------------------------------------------------------------------
California Municipal Fund**                              $2,419,708             $1,403,390           $     0
------------------------------------------------------------------------------------------------------------
California Insured Intermediate Municipal Fund**         $  319,780             $  319,780           $52,835
------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Fund**                         $  200,364             $  200,364           $80,852
------------------------------------------------------------------------------------------------------------
Bond & Stock Fund***                                     $1,230,409             $        0           $     0
------------------------------------------------------------------------------------------------------------
Growth & Income Fund***                                  $  738,064             $        0           $     0
------------------------------------------------------------------------------------------------------------
Growth Fund**                                            $1,365,171             $        0           $     0
------------------------------------------------------------------------------------------------------------
International Growth Fund**                              $1,097,217             $        0           $     0
------------------------------------------------------------------------------------------------------------
Northwest Fund***                                        $  973,877             $  116,742           $     0
------------------------------------------------------------------------------------------------------------
Emerging Growth Fund**                                   $1,400,644             $        0           $     0
------------------------------------------------------------------------------------------------------------

*        Fiscal year ends 12/31
**       Fiscal year ends 6/30
***      Fiscal year ends 10/31

         The subadvisory agreements for the Growth Fund with Janus, for the International Growth Fund with Warburg, and for the California Municipal Fund, the Florida Insured Municipal Fund and the California Insured Intermediate Fund with Van Kampen each took effect on March 20, 1998. It is expected that, subject to shareholder approval, a subadvisory agreement for the Tax Exempt Bond Fund with Van Kampen will take effect on January 1, 1999.

         For the three most recent fiscal years, the Advisor or its affiliates paid the sub-advisors the following sub-advisory fees:

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID           FEES PAID
                                                         FEES PAID           FISCAL YEAR         FISCAL YEAR
                                                        FISCAL YEAR             ENDED               ENDED
                                                           1998                 1997                 1996
------------------------------------------------------------------------------------------------------------
California Money Fund                                     36,881             $   70,156           $   77,549
------------------------------------------------------------------------------------------------------------
California Municipal Fund                                580,166             $  637,702           $  684,267
------------------------------------------------------------------------------------------------------------
California Insured Intermediate Municipal Fund           126,152             $  144,771           $  143,109
------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Fund                            49,884             $   63,134           $   73,371
------------------------------------------------------------------------------------------------------------
Growth Fund                                            1,473,318             $1,374,940           $1,149,390
------------------------------------------------------------------------------------------------------------
International Growth Fund                                753,964             $  880,003           $  640,950
------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                                     921,864             $1,550,235           $1,470,531
------------------------------------------------------------------------------------------------------------


         Until March 20, 1998, Sierra Fund Administration Corporation ("Sierra Administration") served as the administrator, and First Data Investor Services Group, Inc. ("First Data") served as the sub-administrator to each of the WM Trust II Funds and each of the Portfolios. Shareholder Services had provided transfer agency and other shareholder services to each of the WM Trust I Funds prior to that date, and has provided transfer agency and other shareholder services to each of the Funds and Portfolios since March 20, 1998.

         For the three most recent fiscal years the Trusts paid Shareholder Services and its affiliates the following administration and/or Transfer Agent fees:

---------------------------------------------------------------------------------------------------------------------------------
                                   1998                   1997                      1996                         1995
---------------------------------------------------------------------------------------------------------------------------------
                             Fees       Fees     Fees Paid       Fees      Fees Paid     Fees Waived    Fees Paid     Fees Waived
                             Paid      Waived                   Waived
---------------------------------------------------------------------------------------------------------------------------------
Money Market Fund*             n/a       n/a     $  476,775    $141,274    $  411,274     $137,904     $  268,265       $      0
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money               n/a       n/a     $   26,688    $  1,293    $   26,736     $  1,628     $   32,355       $      0
Market Fund*
---------------------------------------------------------------------------------------------------------------------------------
California Money            73,762         0     $  140,313    $      0    $  155,097     $      0     $  161,282       $ 50,408
Fund**
---------------------------------------------------------------------------------------------------------------------------------
Short Term High             33,910         0     $  107,344    $      0    $  809,686     $ 11,630     $  189,519       $117,460
Quality Bond Fund**
---------------------------------------------------------------------------------------------------------------------------------
Target Maturity 2002         5,515         0     $   10,859    $      0    $   11,080     $  3,805     $    1,690       $  1,690
Fund+**
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government                n/a       n/a     $  105,444    $      0    $  146,145     $      0     $  165,595       $      0
Securities Fund*
---------------------------------------------------------------------------------------------------------------------------------
Income Fund*                   n/a       n/a     $   93,522    $      0    $  114,258     $      0     $  114,938       $      0
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                n/a       n/a     $   84,547    $      0    $  102,716     $      0     $  107,114       $      0
Fund*
---------------------------------------------------------------------------------------------------------------------------------
California Municipal       860,498         0     $1,312,972    $      0    $1,421,633     $      0     $1,539,815       $511,663
Fund**
---------------------------------------------------------------------------------------------------------------------------------
California Insured         161,117         0     $  253,706    $      0    $  250,472     $ 14,288     $  203,496       $203,496
Intermediate Municipal
Fund**
---------------------------------------------------------------------------------------------------------------------------------
Florida Insured             65,423         0     $  110,484    $      0    $  128,399     $ 20,472     $  127,505       $127,505
Municipal Fund**
---------------------------------------------------------------------------------------------------------------------------------
Bond & Stock Fund***           n/a       n/a     $  235,936    $      0       222,913     $      0     $  194,112       $      0
---------------------------------------------------------------------------------------------------------------------------------
Growth Income                  n/a       n/a     $  245,357    $      0    $  193,784     $      0     $  142,648       $      0
Fund***
---------------------------------------------------------------------------------------------------------------------------------
Growth Fund**              723,887         0     $  927,458    $      0    $  769,573     $      0     $  511,456       $      0
---------------------------------------------------------------------------------------------------------------------------------
International Growth       370,136         0     $  616,002    $      0    $  422,563     $      0     $  454,734       $      0
Fund**
---------------------------------------------------------------------------------------------------------------------------------
Northwest Fund***              n/a       n/a     $  347,561    $      0    $  320,799     $      0     $  292,144       $      0
---------------------------------------------------------------------------------------------------------------------------------
Emerging Growth            620,085         0     $1,050,164    $      0    $  994,372     $      0     $  556,148       $      0
Fund**
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Strategic Growth             303,985     0       $122,140      $ 83,235    n/a       n/a       n/a       n/a
Portfolio++**
-------------------------------------------------------------------------------------------------------------
Conservative Growth        1,463,013     0       $866,812      $259,689    n/a       n/a       n/a       n/a
Portfolio++**
-------------------------------------------------------------------------------------------------------------
Balanced                   1,079,118     0       $628,588      $179,370    n/a       n/a       n/a       n/a
Portfolio++**
-------------------------------------------------------------------------------------------------------------
Flexible Income               88,955     0       $ 66,287      $ 58,740    n/a       n/a       n/a       n/a
Portfolio++**
-------------------------------------------------------------------------------------------------------------
Income Portfolio++**          76,470     0       $ 61,796        50,033    n/a       n/a       n/a       n/a
-------------------------------------------------------------------------------------------------------------

+        The Target Maturity 2002 Fund commenced operations on March 20, 1995.
++       The Portfolios commenced operations on July 25, 1996.
*        Fiscal year ends 12/31
**       Fiscal year ends 6/30
***      Fiscal year ends 10/31

         For the three most recent fiscal years, Shareholder Services and its affiliates paid the following amounts to First Data for sub-administrative services to the Funds and Portfolios.

---------------------------------------------------------------------------------------------------------------

                                          1998                 1997                 1996                 1995
---------------------------------------------------------------------------------------------------------------
Money Market Fund                            n/a                  n/a                  n/a                  n/a
---------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                      n/a                  n/a                  n/a                  n/a
Fund
---------------------------------------------------------------------------------------------------------------
California Money Fund                   $ 37,008             $ 37,649             $ 40,546             $ 84,360
---------------------------------------------------------------------------------------------------------------
Short Term High Quality Bond            $ 31,105             $ 24,633             $ 41,119             $152,405
Fund
---------------------------------------------------------------------------------------------------------------
Target Maturity 2002 Fund+              $  7,700             $  2,499             $  2,485             $    692
---------------------------------------------------------------------------------------------------------------
US Government Securities                     n/a                  n/a                  n/a                  n/a
Fund
---------------------------------------------------------------------------------------------------------------
Income Fund                                  n/a                  n/a                  n/a                  n/a
---------------------------------------------------------------------------------------------------------------
California Municipal Fund               $243,920             $302,048             $318,453             $436,521
---------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund                         n/a                  n/a                  n/a                  n/a
---------------------------------------------------------------------------------------------------------------
California Municipal Fund                    n/a                  n/a                  n/a                  n/a
---------------------------------------------------------------------------------------------------------------
California Insured Intermediate         $ 49,738             $ 58,360             $ 56,128             $ 54,451
Municipal Fund
---------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Fund          $ 23,945             $ 25,408             $ 28,762             $ 37,321
---------------------------------------------------------------------------------------------------------------
Bond & Stock Fund                            n/a                  n/a                  n/a                  n/a
---------------------------------------------------------------------------------------------------------------
Growth & Income Fund                         n/a                  n/a                  n/a                  n/a
---------------------------------------------------------------------------------------------------------------
Growth Fund                             $260,697             $213,556             $172,561             $312,093
---------------------------------------------------------------------------------------------------------------
International Growth Fund               $249,221             $141,808             $ 94,735             $263,659
---------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                    $193,279             $241,257             $222,994             $380,867
---------------------------------------------------------------------------------------------------------------
Strategic Growth Portfolio++            $ 32,694             $  1,128                  n/a                  n/a
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Conservative Growth                 $52,443                  $1,164                    n/a                  n/a
Portfolio++
---------------------------------------------------------------------------------------------------------------
Balanced Portfolio++                $45,182                  $1,257                    n/a                  n/a
---------------------------------------------------------------------------------------------------------------
Flexible Income Portfolio++         $25,987                  $1,533                    n/a                  n/a
---------------------------------------------------------------------------------------------------------------
Income Portfolio++                  $25,783                  $1,249                    n/a                  n/a
---------------------------------------------------------------------------------------------------------------

+ The Target Maturity 2002 Fund commenced operations on March 20, 1995. ++The Portfolios commenced operations on July 25, 1996.

COUNSEL

         Ropes & Gray, located at One International Place, Boston, Massachusetts 02110, and Paine, Hamblen, Coffin, Brooke & Miller, located at 717 West Sprague Avenue, Suite 1200, Spokane, Washington 99201, serve as co-counsel to the Trusts.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

         Deloitte & Touche LLP, 50 Fremont Street, San Francisco, CA 94105, serves as independent accountants to each of the Funds and Portfolios. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, served as independent accountants to WM Trust II and WM Strategic Asset Management Portfolios for their fiscal year ending June 30, 1998 and for prior fiscal years. Prior to the current fiscal year of the WM Trust I Funds, LeMaster & Daniels PLLC, 601 West Riverside, Suite 700, Spokane, Washington 99201, served as independent accountants to WM Trust I. The financial statements, financial highlights and Report of Independent Accountants of PricewaterhouseCoopers LLP for each of the WM Trust II Funds and each of the Portfolios contained in such Funds' and Portfolios' Annual Report to Shareholders for the year ended June 30, 1998 are incorporated herein by reference. The financial statements, financial highlights and Report of Independent Accountants of LeMaster & Daniels PLLC for each of the WM Trust I Funds contained in such Funds' Annual Reports to Shareholders for the fiscal years ended October 31, 1997 or December 31, 1997, as the case may be, are hereby incorporated by reference. Also incorporated herein by reference are the unaudited financial highlights and financial statements for each of the WM Trust I Funds included in such Funds' Semi-Annual Report to Shareholders for the periods ended April 30, 1998. The audited financial statements incorporated by reference into this SAI and the financial highlights in the Prospectus have been audited by PricewaterhouseCoopers LLP or LeMaster & Daniels PLLC, as the case may be, and have been so included in reliance on such independent accountants' reports, given on the authority of such firms in accounting and auditing.

ORGANIZATION OF THE TRUST

         WM Trust I is an open-end management investment company, organized as a Massachusetts business trust pursuant to a Master Trust Agreement dated September 19, 1997, as amended from time to time (the "WM Trust I Agreement"). WM Trust II is organized as a Massachusetts business trust pursuant to a Master Trust Agreement dated February 22, 1989, as amended from time to time

(the "WM Trust II Agreement"). WM Strategic Asset Management Portfolios is an open-end management investment company, organized as a Massachusetts business trust pursuant to a Master Trust Agreement dated March 26, 1996, as amended from time to time (the "WM Strategic Asset Management Portfolios Agreement" and collectively, the "Trust Agreements"). In the interest of economy and convenience, certificates representing shares in the Trusts are not physically issued. Boston Safe Deposit and Trust Co. ("Boston Safe"), the Trusts' Custodian, and Shareholder Services, the Trusts' Transfer Agent, maintain a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, Portfolio or Class, except with respect to the election of Trustees and the selection of independent accountants, for which shareholders of each Trust as a whole vote together.

         Under normal circumstances, there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office promptly will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreements, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of any of a Trust's outstanding shares.

         Massachusetts law provides that shareholders, under certain circumstances, could be held personally liable for the obligations of a Trust. However, each Trust Agreement disclaims shareholder liability for acts or obligations of the Trusts and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. Each Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trusts' management believes is remote. The Trustees intend to conduct the operations of each Trust in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for the liabilities of the Trust.

                       INVESTMENT OBJECTIVES AND POLICIES

         The Prospectus discusses the investment objective or objectives of each of the Funds and Portfolios and the policies to be employed to achieve such objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Funds and Portfolios may invest, the investment policies and portfolio strategies that the Funds and Portfolios may utilize and certain risks attendant to such investments, policies and strategies.

         RATINGS AS INVESTMENT CRITERIA. In general, the ratings of nationally recognized statistical rating organization ("NRSROs"), such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), Duff and Phelps, and Fitch, represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds will also rely upon the independent advice of the Advisor or their respective sub-advisors. The Appendix to this SAI contains further information concerning the ratings of these services and their significance.

         To the extent that the rating given by Moody's or S&P for securities may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and in this SAI.

         U.S. GOVERNMENT SECURITIES. U.S. Government Securities include debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government Securities include, but are not necessarily limited to, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Resolution Trust Corporation, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor or the Fund's sub-advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

         ILLIQUID INVESTMENTS. These securities generally cannot be sold or disposed of in the ordinary course of business at approximately the value at which the Fund has valued the investments within seven days. This may have an adverse effect upon the Fund's ability to dispose of the particular securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be treated as an illiquid security.

         COMBINED TRANSACTIONS. To the extent permitted by each Fund's investment polices and restrictions, the Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions (each separately, a "component" transaction), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Advisor or the sub-advisor, it is in the best interest of the Fund to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

         BANK OBLIGATIONS. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of certificates of deposit ("CDs") of each state bank held by a Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specific levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

         Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

         Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. The deposits of branches licensed by certain states may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, the Advisor or the Funds' respective sub-advisors will carefully evaluate such investments on a case-by-case basis.

         A Fund may purchase a CD, TD or bankers' acceptances issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a "Small Issuer Bank Obligation") only so long as the issuer is a member of the FDIC or supervised by the Office of Thrift Supervision (the "OTS") and so long as the principal amount of the Small Issuer Bank Obligation is fully insured by the FDIC and is no more than $100,000. Each of the Funds will at any one time hold only one Small Issuer Bank Obligation from any one issuer.

         Savings and loan associations whose CDs, TDs and bankers' acceptances may be purchased by the Funds are supervised by the OTS and insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the United States Government. As a result, such savings and loan associations are subject to regulation and examination.

         MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Funds may invest include these classified as governmental or government-related. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities which are not backed by the full faith and credit of the United States include those issued by FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

         Entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments in which principal or interest payments may vary or terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Funds will, consistent with their respective investment objectives and policies, consider making investments in such new types of securities.

         The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

         REPURCHASE AGREEMENTS. The California Money, Short Term High Quality Bond, High Yield, Target Maturity 2002, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Funds may invest in repurchase agreements without limitation. The California Municipal Fund may invest no more than 20%, in the aggregate, of its assets in repurchase agreements and certain other securities or instruments, but this 20% limit does not apply to investments for temporary defensive purposes. The Money Market, Tax-Exempt Money Market, U.S. Government Securities, Income, Tax-Exempt Bond, Bond & Stock, Growth & Income and Northwest Funds may enter into repurchase agreements with brokers, dealers and banks to temporarily invest cash reserves, provided that repurchase agreements maturing in greater than 7 days cannot exceed 10% of each Fund's total assets.

         WHEN ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. A segregated account in the name of the Fund consisting of cash or other liquid assets equal to the amount of when-issued or delayed-delivery commitments will be established at Boston Safe, the Trusts' Custodian. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of securities purchased on a when-issued or delayed-delivery basis themselves (which may have a greater or lesser value than the Fund's payment obligations).

         STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions for each of the Funds stated elsewhere in this SAI and in the Prospectus, each of the Funds and Portfolios, except for the Money Funds, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. No Fund or Portfolio currently intends to enter into Strategic Transactions, excluding Strategic Transactions that are "covered" or entered into for bona fide hedging purposes, that are in the aggregate principal amount in excess of 15% of the Fund's net assets.

         The Funds and Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions (each separately, a "component" transaction), instead of a single transaction, as part of a single strategy when, in the opinion of the Advisor or the sub-advisor, it is in the best interest of the Fund or Portfolio to do so. A combined transaction may contain elements of risk that are present in each of its component transactions.

         The use of Strategic Transactions for asset management purposes involves special considerations and risks. Additional risks pertaining to particular strategies that make up Strategic Transactions are described below. Successful use of most Strategic Transactions depends upon the

Advisor or the sub-advisor's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. There may be imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of the related portfolio or currency positions. Such a lack of correlation might occur due to factors unrelated to the value of the related portfolio or currency positions, such as speculative or other pressures on the markets in which Strategic Transactions are traded. In addition, a Fund or Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Strategic Transactions involving obligations to third parties (i.e., Strategic Transactions other than purchased options). These requirements might impair the Fund's ability to sell a portfolio security or currency position or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security or currency position at a disadvantageous time.

                - SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which a Fund engaging in Strategic Transactions may enter, consistent with the Fund's investment policies and restrictions, are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or value.

                A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Advisor and the Trusts believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the



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         Fund's borrowing restrictions. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars are relatively recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they may be less liquid.

                - FUTURES ACTIVITIES. Each of the Funds permitted to engage in Strategic Transactions (other than the Target Maturity 2002 Fund or the WM Trust I Funds and each of the Portfolios may enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by the Fund involved for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and for otherwise permitted Strategic Transactions. In the case of the California Municipal, the California Insured Intermediate Municipal and the Florida Insured Municipal Funds, such investments will be made only in unusual circumstances, such as when that Funds' sub-advisor anticipates an extreme change in interest rates or market conditions. The ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirement of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

                - FUTURES CONTRACTS. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. A bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.

                The purpose of entering into a futures contract by a Fund or Portfolio is to protect the Fund or Portfolio from fluctuations in the value of its securities caused by anticipated changes in interest rates or market conditions without necessarily buying or selling the securities. For example, if the California Municipal Fund, the California Insured Intermediate Municipal Fund or the Florida Insured Municipal Fund owns long-term bonds and tax-exempt rates are expected to increase, these Funds might enter into futures contracts to sell a municipal bond index. Such a transaction would have much the same effect as a Fund's selling some of the long-term bonds in its portfolio. If tax-exempt rates increase as anticipated, the value of certain long-term municipal obligations in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Because the value of portfolio securities will far exceed the value of the futures contracts entered into by a Fund, an increase in the value of the futures contract would only mitigate -- but not totally offset -- the decline in the value of the portfolio.



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                No consideration is paid or received by a Fund upon entering into a futures contract. Initially, a Fund or Portfolio would be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in its nature the equivalent of a performance bond or good faith deposit on the contract, which is returned to a Fund or Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund or Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Fund's or Portfolio's existing position in the contract.

                There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Advisor or the sub-advisor to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

                Although the Funds and the Portfolios intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Fund or Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.



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                To ensure that transactions constitute bona fide hedges in instances involving the purchase or sale of a futures contract, the Funds or Portfolios will be required to either (i) segregate sufficient cash or liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contract or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contract or by holding a separate option permitting it to purchase or sell the same futures contract. Because of the imperfect correlation between the movements in the price of underlying indexes or stock indexes of various futures contracts and the movement of the price of securities in the Funds' or Portfolio's assets, the Funds and Portfolios will periodically make adjustments to its index futures contracts positions to appropriately reflect the relationship between the underlying portfolio and the indexes. The Funds and Portfolios will not maintain short positions in index or stock index futures contracts, options written on index or stock index futures contracts and options written on indexes or stock indexes, if in the aggregate, the value of these positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those positions, adjusted for the historical volatility relationship between the portfolio and the index contracts.

                - OPTIONS ON FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The value of the option can change daily and that change would be reflected in the net asset value of the Fund or Portfolio holding the option.

                When engaging in Strategic Transactions, the Funds and the Portfolios may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

                There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated interest rate and market trends by the Advisor or the sub-advisors, which could prove to be inaccurate. Even if the expectations of the Advisor or the sub-advisors are correct, there may be an imperfect correlation between the change in the value of the options and the portfolio securities hedged.



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



                - OPTIONS ON SECURITIES. The Short Term High Quality Bond, Bond & Stock, Growth & Income, Growth, International Growth, Northwest and Emerging Growth Funds may buy and sell covered put (except for the Bond & Stock, Growth & Income and Northwest Funds) and call options on securities.

                Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (1) in-the-money call options when the Advisor or its sub-advisor expects that the price of the underlying security will remain flat or decline moderately during the option period, (2) at-the-money call options when the Advisor or its sub-advisor expects that the price of the underlying security will remain flat or advance moderately during the option period and (3) out-of-the-money call options when the Advisor or its sub-advisor expects that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options described above.

                So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC") and of the securities exchange on which the option is written.

                An option may be closed out only when there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the Fund expects to purchase or write call or put options issued by the OCC, except that options on U.S. Government Securities may be purchased or written in the over-the-counter market. Over-the-counter options can be closed out only by agreement with the primary dealer in the transaction. Any over-the-counter option written by a Fund will be with a qualified dealer pursuant to an



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



         agreement under which the Fund may repurchase the option at a formula price at which the Fund would have the absolute right to repurchase an over-the-counter option it has sold. Such options will generally be considered illiquid in an amount equal to the formula price, less the amount by which the option is "in-the-money." In the event of the insolvency of the primary dealer, the Fund may not be able to liquidate its position in over-the-counter options, and the inability of the Fund to enter into closing purchase transactions on options written by the Fund may result in a material loss to the Fund.

                A Fund may realize a profit or loss upon entering into closing transactions. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option, and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, the Fund will realize a profit or loss to the extent that the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

                To facilitate closing transactions, a Fund will generally purchase or write only those options for which the Advisor or its sub-advisor believes there is an active secondary market although there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and the securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such events, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

                Securities exchanges have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the particular Fund and other clients of the Advisor and its sub-advisors and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.



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



                In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying security with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock. The Fund may however, incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                Additional risks exist with respect to mortgage-backed U.S. Government Securities for which the Fund may write covered call options. If a Fund writes covered call options on a mortgage-backed security, the security that it holds as cover may, because of scheduled amortization of unscheduled prepayments, cease to be sufficient cover. In such an instance, the Fund will compensate by purchasing an appropriate additional amount of mortgage-backed securities.

                - OPTIONS ON SECURITIES INDEXES. The Short Term High Quality Bond, California Insured Intermediate Municipal, Growth, International Growth and Emerging Growth Funds may also purchase and sell call and put options on securities indexes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

                Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although the Fund generally will purchase or write such an option only if the Advisor or its sub-advisor believes the option can be closed out.

                Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor or its sub-advisor believes the market is sufficiently developed for the risk of trading in such options to be no greater than the risk of trading in options on securities.

                Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.



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




                - FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Short Term High Quality Bond, Income, Growth, International Growth and Emerging Growth Funds may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Funds' dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency.

                If a Fund enters into a position hedging transaction, the Trusts' Custodian will, except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, place cash or other liquid assets in a segregated account for the Fund in an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. For each forward foreign currency exchange contract that is used to hedge a securities position denominated in a foreign currency, but for which the hedging position no longer provides, in the opinion of the Advisor or the sub-advisor, sufficient protection to consider the contract to be a hedge, the Fund maintains with the Custodian a segregated account of cash or other liquid assets in an amount at least equal to the portion of the contract that is no longer sufficiently covered by such hedge. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's unhedged exposure (in the case of securities denominated in a foreign currency) or commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

                At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.



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



                The cost to a Fund of engaging in currency transactions with factors such as, the currency involved, the length of the contract period and the prevailing market conditions. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities.

                If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

                The Funds, in addition, may combine forward currency exchange contracts with investments in securities denominated in other currencies in an attempt to create a combined investment position, the overall performance of which will be similar to that of a security denominated in a Fund's underlying currency. For instance, a Fund could purchase a U.S. dollar-denominated security and at the same time enter into a forward currency exchange contract to exchange U.S. dollars for its underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to "lock in" the foreign currency value of the security and adopt a synthetic investment position whereby the Fund's overall investment return from the combined position is similar to the return from purchasing a foreign currency-denominated instrument.

                There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a security denominated in the U.S. dollar or other foreign currency is not exactly matched with a Fund's obligation under a forward currency exchange contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Advisor and each sub-advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor or the Fund's sub-advisor will be able to do so.

                There is less protection against defaults in the forward trading to currencies than there is in trading such currencies on an exchange because such forward contracts are not guaranteed by an exchange or clearing house. The Commodity Futures Trading Commission has indicated that it may assert jurisdiction over forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such transactions. In the event that such prohibition included the Fund, it would cease trading such contracts. Cessation of trading might adversely affect the performance of a Fund.

              - OPTIONS ON FOREIGN CURRENCIES. The Short Term High Quality Bond, California Insured Intermediate Municipal, International Growth and Growth Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Such hedging includes cross hedging and proxy hedging where the options to buy or sell currencies involve other currencies besides the U.S. dollar. As one example, a decline in the U.S. dollar value of a foreign currency in which securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. To protect against diminutions in the value of securities held by a Fund in a particular foreign currency, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in U.S. dollars and may thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. When an increase in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of the securities, the Fund conversely may purchase call options on the currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction, or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

                The Funds may also write covered call options on foreign currencies for the types of hedging purposes described above. As one example, when the Advisor or Fund's sub-advisor anticipates a decline in the U.S. dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset-by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

                A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire the foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by Boston Safe, the Fund's Custodian, upon conversion or exchange of other foreign currency held by the Fund). A call option also is covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written when the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other liquid debt securities in a segregated account with Boston Safe.

                Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the projections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the Fund to liquidate open positions at a profit prior to their exercise or expiration, or to limit losses in the event of adverse market movements.

                The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         SECURITIES IN DEVELOPING COUNTRIES. Although most of the investments of the Bond & Stock, Growth, International Growth and Emerging Growth Funds are made in securities of companies in (or governments of) developed countries, the Funds set forth above may also invest in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). Each Fund may invest up to 5% of its total assets in emerging markets. A developing or emerging country is generally considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing or emerging countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing or emerging countries have been more volatile than the markets of the more mature economies of developed countries.

         Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.



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         LENDING OF PORTFOLIO SECURITIES. Each of the California Money, Short
Term High Quality Bond, California Insured Intermediate Municipal, Growth, International Growth and Emerging Growth Funds will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, provided that if a material event adversely affecting the investment occurs, the Trusts' Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, the Funds may pay a part of the interest earned from the investment of the collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Trust and that is acting as a "finder." The Funds will not lend more than 20% of their respective total assets.

         MUNICIPAL OBLIGATIONS. Municipal Obligations are securities, the interest on which qualifies for exclusion from gross income for federal income tax purposes in the opinion of bond counsel to the issuer. The three principal classifications of Municipal Obligations are Municipal Bonds, Municipal Commercial Paper and Municipal Notes.

         Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. An AMT-Subject Bond is a particular kind of Revenue Bond. The classifications of Municipal Bonds and AMT-Subject Bonds are discussed below.

         1. GENERAL OBLIGATION BONDS. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

         2. REVENUE BONDS. Revenue Bonds are issued to finance a wide variety of capital projects, including; electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.



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



         3. AMT-SUBJECT BONDS. AMT-Subject Bonds are considered Municipal Bonds if the interest paid on them is excluded from gross income for federal income tax purposes and if they are issued by or on behalf of public authorities to raise money to finance, for example, privately operated manufacturing or housing facilities, publicly operated airport, dock, wharf, or mass-commuting facilities. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         MUNICIPAL COMMERCIAL PAPER issues typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing, and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

         MUNICIPAL NOTES generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Notes include:

         1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes and are payable from these specific future taxes.

         2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

         3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for the repayment of the notes.

         4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Tax-Exempt Money Market, California Money, Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds (the "Municipal Funds") will only purchase Construction Loan Notes that are subject to GNMA or bank purchase commitments.



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



         From time to time, proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations have been introduced before Congress. Similar proposals may be introduced in the future. If a proposal to restrict or eliminate the federal tax exemption for interest on Municipal Obligations were enacted, the availability of Municipal Obligations for investment by the Municipal Funds would be adversely affected. In such event, the Municipal Funds would reevaluate their respective investment objectives and policies and submit possible changes in the structure of the Funds for the consideration of shareholders.

         PARTICIPATION INTERESTS. The Municipal Funds may invest in participation interests purchased from banks in floating rate or variable rate municipal obligations (such as AMT-Subject Bonds) owned by banks. A participation interest gives the purchaser an undivided interest in the municipal security in the proportion that the relevant Fund's participation interest bears to the total principal amount of the municipal security and provides a demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. A Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests in the form to be purchased by the Fund are new instruments, and no ruling of the Internal Revenue Service has been secured relating to their tax-exempt status. The Funds intend to purchase participation interests based upon opinions of counsel to the issuer to the effect that income from them is tax-exempt to the Fund.

         STAND-BY COMMITMENTS. The Municipal Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the relevant Funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a "put" option acquired by a Fund with respect to a particular municipal security held in the Fund's portfolio.

         The amount payable to a Fund upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the municipal security (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus, (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances, the Fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.

         A Fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a Fund could not transfer a stand-by commitment, it could sell the underlying municipal



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security to a third party at any time. It is expected that stand-by commitments generally will be available to the Funds without the payment of any direct or indirect consideration. The Funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a Fund's portfolio would not exceed 1/2 of 1% of the value of a Fund's total assets calculated immediately after each stand-by commitment is acquired.

         The Funds intend to enter into stand-by commitments only with broker-dealers, dealers or banks that the Advisor or their sub-advisor believes present minimum credit risks. A Fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a Fund will be evaluated on an ongoing basis by the Advisor or its sub-advisor in accordance with procedures established by the Board of Trustees.

         A Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a Fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a Fund's portfolio.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS

         The ability of issuers to pay interest on, and repay principal of, California municipal obligations ("California Municipal Obligations") may be affected by (1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities,
(2) voter initiatives, (3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property and (4) the general financial condition of the State of California. The following information constitutes only a brief summary, and is not intended as a complete description. The information has been drawn, in some cases by excerpt, from official statements relating to securities offerings of the State of California available as of the date of this Statement of Additional Information. While the information has not been independently verified by the California Money, California Municipal Fund, or California Insured Intermediate Municipal Fund (the "California Fund"), the California Fund has no reason to believe that such information is not correct in all material respects.

         AMENDMENTS TO THE CALIFORNIA CONSTITUTION AND RELATED STATUTES. Since 1978 the California voters have voted to amend the California Constitution in a number of ways which could affect a governmental entity's ability to budget or raise sufficient funds to meet debt service on bonds and other obligations.



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



         These amendments, among other things, provide maximum limits on ad valorem taxes on real property, appropriation limits for state and local governmental entities, require new local taxes to be submitted to the electorate and make it generally more difficult for local agencies to levy and maintain fees, charges and assessments for municipal services and programs. These amendments may adversely affect the ability of issuers of California Municipal Obligations to make timely payments of principal and interest, and may adversely affect the supply of California Municipal Obligations.

         OTHER RELEVANT CALIFORNIA LAWS. A wide variety of California laws and regulations may affect, directly or indirectly, the payment of interest on, or the repayment of the principal of, California Municipal Obligations in which the California Money, California Municipal and California Insured Intermediate Municipal Funds may invest. The impact of such laws and regulations on particular California Municipal Obligations may vary depending upon numerous factors including, among others, the particular type of Municipal Security involved, the public purpose funded by the Municipal Security and the nature and extent of insurance or other security for payment of principal and interest on the Municipal Security. For example, California Municipal Obligations which are payable only from the revenues derived from a particular facility may be adversely affected by California laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. California Municipal Obligations, the payment of interest and principal on which is insured in whole or in part by a California governmentally created fund, may be adversely affected by California laws or regulations which restrict the aggregate insurance proceeds available for payment of principal and interest in the event of a default on such Municipal Obligations.

         Certain California Municipal Obligations in which the California Money, California Municipal and California Insured Intermediate Funds may invest may be obligations that are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect such revenues and, consequently, payment on those California Municipal Obligations.

         Certain California Municipal Obligations in which the California Money, California Municipal and California Insured Intermediate Municipal Funds may invest may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust, two of which limit the creditor's right to obtain a deficiency judgment. One of the limitations is based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires the creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

         Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a home mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

         In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

         Certain California Municipal Obligations in which the California Money, California Municipal and California Insured Intermediate Municipal Funds may invest may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to the California statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

         Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in any twelve month period in excess of 20% of the original amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

         Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific California Municipal Obligations the California Money, California Municipal and California Insured Intermediate Municipal Funds will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Municipal Obligations in which the California Money, California Municipal and California Insured Intermediate Municipal Funds may invest and, therefore, on the units of the California Money, California Municipal or California Insured Intermediate Municipal Funds.

         ADDITIONAL CONSIDERATIONS. With respect to Municipal Obligations issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trusts cannot predict what legislation, if any, may be proposed in the California State Legislature as regards the California State personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of California Municipal Obligations for investment by the California Money, California Municipal and California Insured Intermediate Municipal Funds and the value of the Fund's investments. In such event, the Trustees would reevaluate the investment objective and policies of the California Money, California Municipal and California Insured Intermediate Municipal Funds and consider changes in its investments structure or possible dissolution.

SPECIAL CONSIDERATIONS RELATING TO FLORIDA MUNICIPAL OBLIGATIONS

         The following information constitutes only a brief summary, and does not purport to be a complete description. The information in this section is updated periodically. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. The source of the 1994-95, 1995-96 and 1996-97 figures set forth below is the Revenue and Economic Analysis Unit of the Executive Office of the Governor of the State of Florida. Such figures are preliminary and subject to change without notice.

         An amendment to the State Constitution was approved by statewide ballot in the November 8, 1994 general election which is commonly referred to as the "Limitation on State Revenues Amendment." This amendment provides that State revenues collected for any fiscal year shall be limited to State revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed under the amendment for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the budget stabilization fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on State revenues imposed by the amendment may be increased by the Legislature, by a two-thirds vote of each house.

         The term "State revenues," as used in the amendment, means taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the term "State revenues" does not include: (i) revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; (ii) revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994;
(iii) proceeds from the State lottery returned as prizes; (iv) receipts of the Florida Hurricane Catastrophe Fund; (v) balances carried forward from prior fiscal years; (vi) the proceeds from the sale of goods (e.g. land, buildings); or (vii) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. The amendment took effect on January 1, 1995 and is applicable to State fiscal year 1995-96.

         It should be noted that many of the provisions of the amendment are ambiguous, and likely will not be clarified until State courts have ruled on their meanings. Further, it is unclear how the Legislature will implement the language of the amendment and whether such implementing legislation itself will be the subject of further court interpretation.

         The Fund cannot predict the impact of the amendment on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected by the amendment.

         Hurricanes continue to threaten Florida resulting in significant property damages. The 1995 hurricane season was especially active. The Fund cannot predict the impact on state finances resulting from repeated hurricane damage.

         LOWER-RATED SECURITIES. The Income, Tax-Exempt Bond, Bond & Stock, Growth & Income, Growth and Emerging Growth Funds may each invest up to 35% of their total assets, respectively, in non-investment grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities determined to be of comparable quality. The High Yield Fund may invest entirely in such securities and will generally invest at least 65% of its assets in such securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuer of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. See the Appendix to this SAI for a more detailed description of the ratings assigned by ratings organizations and their respective characteristics.

         Historically, economic downturns have disrupted the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by any of the Funds set forth above. Prices and yields of high yield securities will fluctuate over time and may affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Trustees to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Advisor and the sub-advisor of each of the Funds not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on the Advisor or its sub-advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded the Advisor or the Fund's sub-advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

         Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress from time to time has considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and would regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

                             INVESTMENT RESTRICTIONS

         Certain of the Funds' and Portfolios' investment restrictions set forth below are fundamental policies. A fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as defined in the 1940 Act. Such a majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a meeting of shareholders of the Fund or Portfolio, if the holders of more than 50% of the outstanding shares of the Fund or Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund or Portfolio. A fundamental policy affecting a particular Fund or Portfolio may



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
not be changed without the vote of a majority of the outstanding shares of the affected Fund or Portfolio.

         RESTRICTIONS APPLICABLE TO THE CALIFORNIA MONEY, SHORT TERM HIGH QUALITY BOND, TARGET MATURITY 2002, CALIFORNIA MUNICIPAL, CALIFORNIA INSURED INTERMEDIATE MUNICIPAL, FLORIDA INSURED MUNICIPAL, GROWTH, INTERNATIONAL GROWTH AND EMERGING GROWTH FUNDS:

         Restrictions 1 through 16 are fundamental policies of the Funds. Investment restrictions 17 through 26 may be changed by the WM Trust II's Board of Trustees at any time, without shareholder approval.

         The above listed Funds are prohibited from:

1. Purchasing the securities of any issuer (other than U.S. Government securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer (the "5% Limitation"), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% Limitation; provided that this restriction shall not apply to the California Money, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds.

2. Purchasing more than 10% of the securities of any class of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities; provided further that this restriction shall not apply to the California Money, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal and Growth Funds; and provided further that the Growth Fund may not own more than 10% of the outstanding voting securities of a single issuer.

3. Purchasing securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

4. Making short sales of securities or maintaining a short position; provided that this restriction shall not apply to the Growth and International Growth Funds.

5. Borrowing money, except that (a) the Funds may (i) enter into reverse repurchase agreements or (ii) borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of a Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, (b) the Short Term High Quality Bond, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Fund may enter into futures contracts, and (c) the Short Term High Quality Bond Fund may engage in dollar roll transactions; provided that whenever borrowings pursuant to (a) above (except that whenever borrowings pursuant to (a)(ii) above) exceed 5% of the value of a Fund's total assets, the Fund will not purchase any securities; and provided further that the Short Term High Quality Bond Fund is prohibited from borrowing money or entering into reverse repurchase agreements or dollar roll transactions in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing).

6. Pledging, hypothecating, mortgaging or otherwise encumbering more than 30% of the value of the Fund's total assets. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to (i) the purchase and sale of options on securities, options on indexes and options on foreign currencies, and
         (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Purchasing or selling real estate or interests in real estate, except that a Fund may purchase and sell securities that are secured, directly or indirectly, by real estate and may purchase securities issued by companies that invest or deal in real estate.

9. Investing in commodities, except that the Short Term High Quality Bond, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Funds may invest in futures contracts and options on futures contracts. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

10. Investing in oil, gas or other mineral exploration or development programs.

11. Making loans, except through the purchase of qualified debt obligations, loans of portfolio securities (except in the case of the California Municipal and Florida Insured Municipal Funds) and the entry into repurchase agreements.

12. Investing in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a consolidation, reorganization, acquisition of assets or an offer of exchange or as otherwise permitted by law, including the 1940 Act.

13. Purchasing any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry provided that this limitation shall not apply to the purchase of (a) U.S. Government securities, (b) municipal obligations issued by governments or political subdivisions of governments or (c) with respect to the California Money Fund, U.S. dollar-denominated bank instruments such as certificates of deposit, time deposits, bankers' acceptances and letters of credit that have been issued by U.S. banks.

14. Purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof; provided that this restriction shall not apply to the Short Term High Quality Bond, California Insured Intermediate Municipal and Growth Funds; and provided further that (a) the International Growth and Emerging Growth Funds may purchase, write and sell covered put and call options on securities, (b) California Municipal, Florida Insured Municipal, International Growth and Emerging Growth Funds may purchase, write and sell futures contracts and options on futures contracts, (c) the California Money, California Municipal and Florida Insured Municipal Funds may acquire stand-by commitments,
         (d) the International Growth and Emerging Growth Funds may purchase and write put and call options on stock indexes, and (e) the International Growth Fund may purchase put and call options and write covered call options on foreign currency contracts.

15. With respect to the Growth Fund, investing more than 35% of the fund's assets in non-investment grade debt securities.

16. With respect to the Short Term High Quality Bond Fund, having a dollar-weighted average portfolio maturity in excess of five years.

17. With respect to the Growth Fund, investing more than 25% of the Fund's assets in foreign securities.

18. Purchasing securities that are not readily marketable if more than 10% of the net assets of a Money Fund, or more than 15% of the net assets of a Non-Money Fund, would be invested in such securities, including, but not limited to: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in this SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities that are deemed to be illiquid.

19. Investing more than 10% of its total assets in time deposits maturing in more than seven calendar days; provided that this restriction shall not apply to the Short Term High Quality Bond and Growth Funds.

20. Purchasing any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years; provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.

21.      Making investments for the purpose of exercising control or management.

22. Purchasing or retaining securities of any company if, to the knowledge of the Company, any of the Company's officers or Trustees or any officer or director of the Advisor or a sub-advisor individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

23. Investing in warrants, (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws.

24.      Purchasing or selling interests in real estate limited partnerships.

25.      Investing in mineral leases.

26. Entering into Strategic Transactions otherwise prohibited by the Fund's investment restrictions or in the aggregate in excess of 25% of the Fund's net assets, for purposes other than bona fide hedging positions or that are not "covered," subject to such greater percentage limitations as may be imposed by the Advisor from time to time.

         For purposes of the investment restrictions described above, the issuer of a municipal security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. For purposes of investment restriction Number 13 above, AMT-Subject Bonds and Revenue Bonds, the payment of principal and interest on which is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." The percentage limitations contained in the restrictions listed above apply at the time of purchase of securities, and shall not be considered violated unless an excess or deficiency occurs immediately after and as a result of such purchase.

         THE INVESTMENT RESTRICTIONS SET FORTH BELOW HAVE BEEN ADOPTED BY WM TRUST I WITH RESPECT TO THE FUNDS WITHIN WM TRUST I AS FUNDAMENTAL POLICIES.

EACH OF THE MONEY MARKET AND TAX-EXEMPT MONEY MARKET FUNDS MAY NOT:

1.       invest in common stocks or other equity securities;(1)
2. borrow money for investment purposes, except that each Fund may borrow up to 5% of its total assets in emergencies, and may borrow up to 33 1/3% of such assets to meet redemption requests that would otherwise result in the untimely liquidation of vital parts of its portfolio;
3. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;
4.       buy or sell options;
5.       act as underwriter of securities issued by others;
6. buy securities restricted as to resale under federal securities laws (other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, and except in connection with repurchase agreements);
7. buy or sell real estate, real estate investment trust securities, commodities, or oil, gas and mineral interests;
8. lend money, except in connection with repurchase agreements and for investments made in accordance with Fund policies discussed in the Prospectus;
9.       issue senior securities;
10. invest more than 5%* of its total assets in the securities of any single issuer (except for the United States Government, its agencies or instrumentalities);
11. invest more than 25%* of its total assets in securities of issuers in any single industry;
12.      invest more than 10%* of its net assets in illiquid securities;
13.      invest in companies for the purpose of exercising control.

THE MONEY MARKET FUND MAY NOT:

1.       invest in other investment companies (except as part of a merger).

THE TAX-EXEMPT MONEY MARKET FUND MAY NOT:

1. invest more than 20%* of its assets in obligations that pay interest subject to federal alternative minimum tax.

*  Percentage at the time the investment is made.

EACH OF THE INCOME, U.S. GOVERNMENT SECURITIES AND TAX-EXEMPT BOND FUNDS MAY
NOT:

1. invest more than 5%* of its total assets in any single issuer other than U.S. Government Securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;

----------------------

         (1) For purposes of determining compliance with this restriction, the Tax-Exempt Money market Fund will not consider securities of other Money market Funds to be "common stocks or other equities."

2.       acquire more than 10%* of the voting securities of any one company;
3. invest in any company for the purpose of management or exercising control;
4. invest in real estate or commodities, although the Income Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and/or securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate interests therein, and the Income and Tax-Exempt Bond Funds may purchase and sell interest rate futures and options;
5.       invest in oil, gas or other mineral leases;
6. invest in securities restricted under federal securities laws other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended;
7.       invest more than 20%* of its assets in forward commitments;
8.       invest more than 25%* of its assets in any single industry;**
9.       invest more than 15%* of its net assets in illiquid securities;
10. buy foreign securities not payable in U.S. dollars (not applicable to the Income Fund);
11. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;
12. invest more than 5%* of its net assets in warrants including not more than 2%* of such net assets in warrants that are not listed on either the New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction;
13.      act as underwriter of securities issued by others;
14. borrow money for investment purposes, although it may borrow up to 5% of its total net assets for emergency, non-investment purposes and, except for the Tax-Exempt Bond Fund, may enter into transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date;
15.      lend money (except for the execution of repurchase agreements);
16.      buy or sell put or call options;
17.      issue senior securities.

         In addition,

THE U.S. GOVERNMENT SECURITIES FUND MAY NOT:

1. invest less than 80%* of its assets in obligations guaranteed by the U.S. Government, its agencies and instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations.

THE TAX-EXEMPT BOND FUND MAY NOT:

1. buy or hold securities which directors or officers of the Fund or the Advisor hold more than .50% of the outstanding securities.

THE U.S. GOVERNMENT SECURITIES AND INCOME FUNDS MAY NOT:

1.       invest in other investment companies (except as part of a merger).

THE U.S. GOVERNMENT SECURITIES AND TAX-EXEMPT BOND FUNDS MAY NOT:

1. buy common stocks or other equity securities, except that the Tax-Exempt Bond Fund may invest in other investment companies.

*  Percentage at the time the investment is made.

** It is a policy of the Income Fund to consider electric utilities, electric and gas utilities, gas utilities, and telephone utilities to be separate industries. The Fund also considers foreign issues to be a separate industry. It is a policy of the Tax-Exempt Bond Fund to apply this restriction only to its assets in non-municipal bond holdings, pollution control revenue bonds and industrial development revenue bonds. These policies may result in increased risk.

THE HIGH YIELD FUND MAY NOT:

1. invest more than 5% of its total assets in any single issuer other than U.S. Government Securities, except that up to 25% of the Fund's assets may be invested without regard to this 5% limitation;
2.       acquire more than 10% of the voting securities of any one company;
3.       invest in real estate or commodities;
4.       invest in oil, gas or other mineral leases;
5.       invest more than 25% or more of its assets in any single industry;*
6.       buy securities on margin, mortgage or pledge its securities;
7.       act as underwriter of securities issued by others;
8. borrow money for investment purposes (it may borrow up to 5% of its total assets for emergency, non-investment purposes);
9.       lend money (except for the execution of repurchase agreements);
10.      issues senior securities.

*  Percentage at the time the investment is made.

EACH OF THE BOND & STOCK, GROWTH & INCOME AND NORTHWEST FUNDS MAY NOT:

1. invest more than 5%* of its total assets in securities of any single issuer other than U.S. Government Securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;
2.       acquire more than 10%* of the voting securities of any one company;
3. invest in any company for the purpose of management or exercising control;
4. invest in real estate (except publicly traded real estate investment trusts);
5.       invest in commodities;
6.       invest in oil, gas or other mineral leases;
7.       invest in other investment companies (except as part of a merger);

8. invest more than 20%* of its total assets in forward commitments or repurchase agreements;
9.       invest more than 25%* of its total assets in any single industry;
10.      act as underwriter of securities issued by others;
11. borrow money for investment purposes (it may borrow up to 5% of its total net assets for emergency, non-investment purposes);
12.      lend money (except for the execution of repurchase agreements);
13.      issue senior securities;
14. buy or sell options, with the exception of covered call options which must be limited to 20% of total assets;
15.      buy or sell futures-related securities;
16. invest in securities restricted under federal securities laws (other than securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended);
17.      invest more than 15%* of its net assets in illiquid securities;
18. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;
19. invest more than 5%* of its net assets in warrants including not more than 2% of such net assets in warrants that are not listed on either New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction;
20. invest more than 25%* of its total assets in foreign securities and then only in U.S. dollar-denominated foreign securities.

*        Percentage at the time the investment is made.

         THE INVESTMENT RESTRICTIONS SET FORTH BELOW HAVE BEEN ADOPTED BY THE WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS WITH RESPECT TO THE PORTFOLIOS AS FUNDAMENTAL POLICIES.

         EACH OF THE STRATEGIC GROWTH, CONSERVATIVE GROWTH, BALANCED, FLEXIBLE INCOME AND INCOME PORTFOLIOS WILL NOT

1. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);
2. purchase or sell real estate including limited partnership interests, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;
3. make loans to any person, except loans of portfolio securities to the extent that no more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;
4. (i) purchase more than 10% of any class of the outstanding voting securities of any issuer (except other investment companies as defined in the 1940 Act) and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities and securities of other investment companies as defined in the 1940 Act) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer.
5. issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission;
6. will not borrow, except from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a Portfolio, including reverse repurchase agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities;
7. underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and
8. write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                               PORTFOLIO TURNOVER

         The Money Funds attempt to increase yields by trading to take advantage of short-term market variations, which result in high portfolio turnover and high transactions costs. The Short Term High Quality Bond, Target Maturity 2002, U.S. Government Securities, Income and High Yield Funds, the Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds and the Bond & Stock, Growth & Income, Growth, International Growth, Northwest and Emerging Growth Funds do not intend to seek profits through short-term trading. Nevertheless, the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

         Under certain market conditions, the Short Term High Quality Bond, California Insured Intermediate Municipal, Growth, International Growth or Emerging Growth Funds may experience increased portfolio turnover as a result of such Fund's options activities. For instance, the exercise of a substantial number of options written by a Fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Fund's securities that are included in the computation of turnover were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. In addition, the Northwest Fund experienced a significant increase in its portfolio turnover rate for the fiscal year ended 10/31/97, when the Fund's portfolio turnover rate increased to 42% versus the 9% it experienced for the fiscal year ended 10/31/96.

         Certain other practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Advisor or a Fund's sub-advisor believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

                             PORTFOLIO TRANSACTIONS

         Most of the purchases and sales of securities for a Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Fund are made by the Advisor or the relevant sub-advisor, which also is responsible for placing these transactions, subject to the overall review of the Trusts' Board of Trustees. Although investment decisions for each Fund are made independently from those of the other accounts managed by the Advisor or the sub-advisor, investments of the type the Fund may make may also be made by those other accounts. When a Fund and one or more other accounts managed by the Advisor or the sub-advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor or the sub-advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

         Transactions on U.S. exchanges involve the payment of negotiated brokerage commissions. With respect to exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

         In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, the Advisor or the Fund's sub-advisor seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor and each sub-advisor will consider the factors that the Advisor or the sub-advisor deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement among the Trusts authorizes the Advisor, and a sub-advisory agreement authorizes the sub-advisor, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trusts, the other Funds and/or other accounts over which the Advisor, the sub-advisor or their affiliates exercise investment discretion. The fees under the advisory agreements between the Trusts, the Advisor and the sub-advisors are not reduced by reason of their receiving such brokerage and research services. The Trusts' Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Trusts.

         Consistent with applicable provisions of the 1940 Act, the rules and exemptions adopted by the Commission thereunder, and relevant interpretive and "no-action" positions taken by the Commission's staff, the Trusts' Board of Trustees has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all portfolio transactions with affiliates will be fair and reasonable. Under the procedures adopted, portfolio transactions for a Fund may be executed through any affiliated broker (other than affiliated persons of the Trust solely because the broker is an affiliated person of a sub-advisor of another Fund) if, subject to other conditions in the Rule 17e- 1 procedures, in the judgment of the Advisor or the Fund's sub-advisor, the use of an affiliated broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction an affiliated broker charges the Fund a rate consistent with those charged for comparable transactions in comparable accounts of the broker's most favored unaffiliated clients. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

For the years set forth below, the WM Trust I and WM Trust II Funds paid the following brokerage commissions:

--------------------------------------------------------------------------------------
                           TOTAL BROKERAGE COMMISSIONS PAID
--------------------------------------------------------------------------------------
Fund                                 1998          1997           1996           1995
--------------------------------------------------------------------------------------
Money Market Fund*                       n/a     $    0        $     0       $      0
--------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund*            n/a          0              0          7,320
--------------------------------------------------------------------------------------
California Money Fund***              $    0          0              0        757,574
--------------------------------------------------------------------------------------
Short Term High Quality Bond Fund***   3,616      6,064         20,378              0
--------------------------------------------------------------------------------------
Target Maturity 2002 Fund***              0           0              0              0
--------------------------------------------------------------------------------------
U.S. Government Securities Fund*        n/a           0              0              0
--------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Income Fund*                                                              n/a           0           0           0
------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund*                                                     n/a           0           0           0
------------------------------------------------------------------------------------------------------------------
California Municipal Fund***                                                0           0      20,982           0
------------------------------------------------------------------------------------------------------------------
California Insured Intermediate Municipal                               4,277       7,102           0           0
Fund***
------------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Fund***                                       1,905       7,935           0           0
------------------------------------------------------------------------------------------------------------------
Bond & Stock Fund**                                                       n/a     307,372     199,663           0
------------------------------------------------------------------------------------------------------------------
Growth & Income Fund**                                                    n/a     502,688     292,486     635,228
------------------------------------------------------------------------------------------------------------------
Northwest Fund**                                                          n/a      98,599     123,164     583,298
------------------------------------------------------------------------------------------------------------------
Growth Fund***                                                        208,497     616,898     723,100           0
------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund***                                               387,993     480,975     849,149           0
------------------------------------------------------------------------------------------------------------------
International Growth Fund***                                        1,036,609     696,191     860,863           0
------------------------------------------------------------------------------------------------------------------

*        Fiscal year ended 12/31
**       Fiscal year ended 10/31
***      Fiscal year ended 6/30

-------------------------------------------------------------------------------------------------------------------
                                                      TOTAL BROKERAGE COMMISSIONS              TOTAL AMOUNT OF
                                                     PAID TO BROKERS THAT PROVIDED           TRANSACTIONS WHERE
                                                               RESEARCH                     BROKERAGE COMMISSIONS
                                                                                          WERE PAID TO BROKERS THAT
                                                                                              PROVIDED RESEARCH
-------------------------------------------------------------------------------------------------------------------
                                                              Fiscal Year                        Fiscal Year
Fund                                                         ended 6/30/98                      ended 6/30/98
-------------------------------------------------------------------------------------------------------------------
Money Market Fund                                                  $0                                 $0
-------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                                        0                                  0
-------------------------------------------------------------------------------------------------------------------
California Money Fund                                               0                                  0
-------------------------------------------------------------------------------------------------------------------
Short Term High Quality Bond Fund                                   0                                  0
-------------------------------------------------------------------------------------------------------------------
Target Maturity 2002 Fund                                           0                                  0
-------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                                     0                                  0
-------------------------------------------------------------------------------------------------------------------
Income Fund                                                         0                                  0
-------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund                                                0                                  0
-------------------------------------------------------------------------------------------------------------------
California Municipal Fund                                           0                                  0
-------------------------------------------------------------------------------------------------------------------
California Insured Intermediate Municipal Fund                      0                                  0
-------------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Fund                                      0                                  0
-------------------------------------------------------------------------------------------------------------------
Bond & Stock Fund                                                   0                                  0
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[S]                                          [C]                    [C]
--------------------------------------------------------------------------------
Growth & Income Fund                                0                          0
--------------------------------------------------------------------------------
Northwest Fund                                      0                          0
--------------------------------------------------------------------------------
Growth Fund                                   138,239                  1,373,066
--------------------------------------------------------------------------------
Emerging Growth Fund                           10,529                  1,524,833
--------------------------------------------------------------------------------
International Growth Fund                      87,981                345,761,000
--------------------------------------------------------------------------------

         WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios are required to identify any securities of their "regular brokers or dealers" (as such term is defined in the 1940 Act) which they have acquired during their most recent fiscal years. As of June 30, 1998, none of the Funds held any securities of any "regular broker or dealer" of the Trusts or Portfolios.

                                 NET ASSET VALUE

         The Trusts will calculate the net asset value of the Funds' Class A, Class B, Class I and Class S shares as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time), Monday through Friday, exclusive of national business holidays. The Trusts will be closed on the following national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         A security that is primarily traded on a U.S. exchange (including securities traded through the NASDAQ National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Over-the-counter securities that are not traded through the NASDAQ National Market System and U.S. Government Securities are valued at the mean of the current day's bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost; assets of the Money Funds are also valued at amortized cost. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. New York Time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. If the market makes a limit move with respect to the security or index underlying the futures contract, the futures contract will be valued at a fair market value as determined by or under the direction of the Board of Trustees.

         Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments), including Municipal Obligations, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trusts. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Board of Trustees, which may rely on the assistance of one or more Pricing Services. The procedures of each Pricing Service are reviewed periodically by the officers of the Trusts under the general supervision and responsibility of the Board of Trustees.

         VALUATION OF THE MONEY FUNDS. The valuation of the portfolio securities of the Money Funds is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

         The use by the Money Funds of the amortized cost method of valuing their respective portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Funds must maintain dollar-weighted average portfolio maturities of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Board of Trustees of the Trusts to present minimal credit risks. Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the Funds' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board of Trustees or its delegate, at such intervals as the Board of Trustees may deem appropriate, to determine whether the Funds' net asset values calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

         In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will cause the Trusts to take such corrective action as the Board deems necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

                          HOW TO BUY AND REDEEM SHARES

         Class A, Class B, Class I and Class S shares of the Funds may be purchased and redeemed in the manner described in the Prospectus and in this SAI. Class I shares are currently offered and sold only to the Portfolios.

COMPUTATION OF PUBLIC OFFERING PRICES

         The Funds offer their shares to the public on a continuous basis. The public offering price per Class A share of the Funds is equal to the net asset value next computed after receipt of a purchase order, plus the applicable front-end sales charge, if any, as set forth in the Prospectus. The public offering price per Class B, Class I or Class S share of the Funds is equal to the net asset value next computed after receipt of a purchase order.

         An illustration of the computation of the public offering price per share of each Fund and Portfolio is contained in the financial statements incorporated herein by reference.

COMMISSIONS ON NAV SALES. The Distributor pays authorized dealers commissions of up to 1% on purchases of Class A shares at net asset value that are (i) part of a purchase of $1 million or more or (ii) sold to qualified employee benefit plans (including SEPs and SIMPLEs) that have more than 100 participants or that have more than $500,000 invested in the WM Group of Funds.

REDEMPTIONS

         The procedures for redemption of Class A, Class B and Class S shares of each Fund and Portfolio are summarized in the Prospectus under "How to Sell Shares." The right of redemption of Class A, Class B and Class S shares of a Fund and Class A and Class B of a Portfolio may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's or Portfolio's investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for protection of shareholders.

         CERTAIN WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGES. Contingent deferred sales charges (each, a "CDSC") imposed upon redemptions of Class A, Class B and Class S shares will be waived in certain instances.

         APPLICATION OF CLASS A SHARES CDSC. The Class A CDSC of 1.0% or 0.5% may be imposed on certain redemptions within one or two years of purchase, respectively, with respect to Class A shares (i) purchased at NAV without a sales charge at time of purchase due to purchases of $1 million or more, or (ii) acquired, including Class A shares of a Money Fund acquired, through an exchange for Class A shares of a Non-Money Fund purchased at NAV without a sales charge at time of purchase due to purchases of $1 million or more. The CDSCs for Class A shares are calculated on the lower of the shares' cost or current net asset value, and in determining whether the CDSC is payable, the Funds will first redeem shares not subject to any CDSC.

         With respect to certain investors who purchase Class A shares through an authorized dealer and who receive a waiver of the entire initial sales charge on Class A shares because the

Class A shares where purchased through a plan qualified under Section 401(k) of the Code ("401(k) Plan") or through a plan qualified under Section 403(b) of the Code ("403(b) Plan") or who hold Class A shares of a Money Fund that were acquired through an exchange for Non-Money Fund Class A shares that were purchased at NAV through one of such plans, a CDSC of 1% may be imposed on the amount that was invested through the plan in such Class A shares and that is redeemed (i) if, within the first two years after the plan's initial investment in the Funds, the named fiduciary of the plan withdraws the plan from investing in the Funds in a manner that causes all shares held by the plan's participants to be redeemed; or (ii) by a plan participant in a 403(b) Plan within two years of the plan participant's purchase of such Class A shares. This CDSC will be waived on redemptions in connection with certain involuntary distributions, including distributions arising out of the death or disability of a shareholder (including one who owns the shares as joint tenant). See "How to Buy and Redeem Shares" in the SAI.

         WAIVERS OF CLASS A SHARES CDSC. The Class A CDSC is waived for redemptions of Class A shares (i) that are part of exchanges for Class A shares of other Funds; (ii) for distributions to pay benefits to participants from a retirement plan qualified under Section 401(a) or 401(k) of the Code, including distributions due to the death or disability of the participant (including one who owns the shares as a joint tenant); (iii) for distributions from a 403(b) Plan or an IRA due to death, disability, or attainment of age 70 1/2, including certain involuntary distributions; (iv) for tax-free returns of excess contributions to an IRA; (v) for distributions by other employee benefit plans to pay benefits; (vi) in connection with certain involuntary distributions;
(vii) for systematic withdrawals in amounts of 1% or less per month; and (viii) by a 401(k) Plan participant so long as the shares were purchased through the 401(k) Plan and the 401(k) Plan continues in effect with investments in Class A shares of the Fund. See "How to Buy and Redeem Shares" in the SAI.

         For purposes of the waivers described in such section of the Prospectus, a person will be deemed "disabled" only if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration.

         DEFERRED SALES CHARGE ALTERNATIVE: CLASS B AND CLASS S SHARES. If you choose the deferred sales charge alternative, you will purchase Class B shares at their NAV per share without the imposition of a sales charge at the time of purchase. Class B shares of the Short Term High Quality Bond Fund that are redeemed within four years of purchase, and Class B shares of the remaining Funds and Portfolios that are redeemed within five years of purchase, however, will be subject to a CDSC as described below. CDSC payments and distribution fees on Class B shares may be used to fund commissions payable to Authorized Dealers.

No charge will be imposed with respect to shares having a value equal to any net increase in the value of shares purchased during the preceding four or five years and shares acquired by reinvestment of net investment income and capital gain distributions. The amount of the charge is determined as a percentage of the lesser of (1) the NAV of the Class B shares at the time of purchase or (2) the NAV of the Class B shares at the time of redemption. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed, according to the following table:


Class B shares of all Funds (except   Class B shares of all Funds of WM Trust II          Class B shares of all Funds of
for the Short Term High Quality       (except for the Short Term High Quality             WM Trust I purchased before
Bond Fund), Portfolios                Bond Fund), Portfolios and Class S shares of        March 20, 1998* and the Short
and Class S shares of all Funds       all Funds purchased before March 20, 1998           Term High Quality Bond Fund

   Year of             Contingent             Year of              Contingent            Year of
 Redemption             Deferred            Redemption              Deferred           Redemption               Contingent
After Purchase        Sales Charge        After Purchase          Sales Charge       After Purchase       Deferred Sales Charge
--------------        ------------        --------------          ------------       --------------       ---------------------

First.........            5.00%           First........               5.00%          First........                 4.00%
Second........            4.00%           Second.......               4.00%          Second.......                 3.00%
Third.........            3.00%           Third........               3.00%          Third........                 2.00%
Fourth........            2.00%           Fourth.......               3.00%          Fourth.......                 1.00%
Fifth.........            1.00%           Fifth........               2.00%          Fifth and following              0%
Sixth and following       0.00%           Sixth .......               1.00%
                                          Seventh and following       0.00%

         All purchases are considered made on the last day of the month of purchase. To determine the CDSC payable on a redemption of Class B shares, a Fund will first redeem Class B shares not subject to a CDSC. Thereafter, to determine the applicability and rate of any CDSC, it will be assumed that shares representing the reinvestment of dividends and capital gain distributions are redeemed first and shares held for the longest period of time are redeemed next. Using this method, your sales charge, if any, will be at the lowest possible CDSC rate.

         The Trusts will adopt procedures to convert Class B shares, without payment of any sales charges, into Class A shares, which have lower distribution fees, after the passage of a number of years after purchase. Such conversion may occur in approximately eight years.

         WAIVERS OF CLASS B CDSCS. For each of the WM Trust II Funds purchased prior to March 20, 1998, no CDSC charges will be assessed on redemptions of Class B shares in the case of systematic withdrawals in amounts of 1% or less per month; death of the shareholder; and redemptions in connection with certain involuntary distributions, including distributions arising out of the death or disability of a shareholder or attainment of age 70 1/2, from IRAs. The foregoing waivers may be changed at any time. For waivers with respect to each of the other Funds and Portfolios, or for shares of the WM Trust II Funds purchased on or after March 20, 1998, see the Prospectus.

         DISTRIBUTIONS IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment

-------------------

         * Class B shares of the U.S. Government Securities, Income and Tax-Exempt Bond Funds purchased prior to March 15, 1996, and Class B shares of the Growth & Income, Bond & Stock and Northwest Funds purchased prior to January 15, 1996, are subject to a contingent deferred sales charge of 3% if redeemed the first or second year after purchase, 2% in the third or fourth year, 1% in the fifth year, and 0% in year six.

wholly in cash, the Trusts may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently redeeming shares of those securities.

         SYSTEMATIC WITHDRAWAL PLAN. As described in the Prospectus, a Systematic Withdrawal Plan may be established by a shareholder who owns either Class A or Class B shares of a Fund with a value exceeding $5,000 and who wishes to receive specific amounts of cash periodically. Monthly, quarterly, semiannual or annual withdrawals in a minimum amount of $100 may be made under the Systematic Withdrawal Plan by redeeming as many shares of the Fund or Portfolio as may be necessary to cover the stipulated withdrawal payment. The CDSC on Class B shares is waived for withdrawals under a Systematic Withdrawal Plan that meets certain conditions as described in "Buying Class B [or Class S] shares - Contingent deferred sales charge" in the Prospectus. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund or Portfolio, there will be a reduction in the value of the shareholder's investment in the relevant class of the Fund or Portfolio and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund or Portfolio. For additional information regarding the Systematic Withdrawal Plan, write to the WM Group of Funds at Suite 300, 1201 Third Avenue, Suite 1400, Seattle, Washington 98101 or call the Trust at 800-222-5852.

         CHECK REDEMPTION PRIVILEGE. Checkwriting is available for the Class A shares of the Money Funds only. Checks to redeem shares of any of the Money Funds are drawn on the account of the Fund at Boston Safe and shareholders will be subject to the same rules and regulations that Boston Safe applies to checking accounts and, will have the same rights and duties with respect to stop payment orders, "stale" checks, and unauthorized endorsements as bank checking account customers do under Massachusetts Uniform Commercial Code. All notices with regard to those rights and duties must be given to Boston Safe.

                             HOW TO EXCHANGE SHARES

         You may exchange shares of any of the Funds or Portfolios for shares of the same class of any other of the Funds or Portfolios. Exchanges of shares are sales and may result in a gain or loss for income tax purposes.

         Exchanges are made at the relative NAVs of the shares being exchanged. No additional sales charge will be incurred when exchanging shares from a Fund which imposes an initial or contingent deferred sales charge. Any contingent deferred sales charge on the subsequent sale of shares acquired by exchange will be based on the contingent deferred sales charge schedule of the Fund originally purchased. Shares exchanged from Money Fund will be subject to the acquired

Fund's sales charge unless the shares given in exchange were previously exchanged from a Fund that imposes an initial or contingent deferred sales charge.

         All exchanges are subject to the minimum investment requirements of the Fund being acquired and to its availability for sale in your state of residence. You may arrange for automatic monthly exchanges. The Funds or Portfolios reserve the right to refuse any order for the purchase of shares, including those by exchange. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund or Portfolios and, consequently, may be disallowed.

                          DETERMINATION OF PERFORMANCE

         From time to time, the Trusts may quote the performance of a Fund's or Portfolio's Class A, Class B and Class S shares in terms of yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in advertising material. The yield for the Class A, Class B and Class S shares of the Money Funds is computed by: (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in each Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted,
(2) subtracting a hypothetical change reflecting deductions from shareholder accounts, (3) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (4) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation or depreciation. In addition, the Money Funds may calculate a compounded effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

         The current yield for the Money Funds and the Target Maturity 2002 Fund may be obtained by calling 800-222-5852. For the seven-day period ended June 30, 1998, the yield for the outstanding shares of the California Money Fund that are treated as Class A shares was 2.51% and the effective yield of such shares of that Fund for the same period was 2.54%. The California Money and Tax-Exempt Money Market Funds may also calculate their tax equivalent yields as described below.

         The Municipal Funds and Fixed-Income Funds may quote a 30-day yield figure (the "SEC Yield") which is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                  YIELD = 2[(a-b + 1)(superscript 6) - 1]
                  ---------------------------------------
                                   cd

Where:  a = dividends and interest earned during the period.

        b = expenses accrued for the period (net of reimbursement).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d = the maximum offering price per share on the last day of the period.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by one of the Municipal and Fixed-Income Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Based on the foregoing calculation, the SEC Yields relating to the outstanding shares treated as Class A shares for the 30-day period ended 6/30/98 are as follows:

                  Fund                                                 Yield
                  ----                                                 -----

                  Short Term High Quality Bond Fund.....................5.30%
                  Target Maturity 2002 Fund.............................4.85
                  U.S. Government Securities Fund.......................5.62
                  Income Fund...........................................6.39
                  High Yield Fund.......................................8.58
                  Tax-Exempt Bond Fund..................................4.19
                  California Municipal Fund.............................4.24
                  California Insured Intermediate Municipal Fund........3.49
                  Florida Insured Municipal Fund........................4.03
                  Income Portfolio......................................6.39
                  Flexible Income Portfolio.............................3.84
                  Balanced Portfolio....................................1.21

         In addition, the Fund or Portfolio may quote a 30-day yield based on actual distributions during a 30-day period that is computed by dividing the net investment income per share earned by the Fund or Portfolio during the period by the maximum Public Offering Price per share on the last day of the 30-day period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage of the maximum Public Offering Price. In addition, the Municipal Funds, the Fixed-Income Funds and the Income, Flexible Income and Balanced Portfolios may advertise a similar 30-day yield computed in the same manner except that the NAV per share is used in place of the Public Offering Price per share. These 30-day average yields for the period ended June 30, 1998 for the Class A shares of the Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds and the Income, Flexible Income and Balanced Portfolios were 5.17%, 5.07%, 4.16%, 4.74%, 5.32%, 3.85%, and 1.01%, respectively. Yields for the same period for the Short Term High Quality Bond, Target Maturity 2002,
U.S. Government Securities, Income and High Yield funds were 5.40%, 5.67%, 6.15%, 6.70% and 9.04% respectively.

         The tax equivalent yield for the Tax-Exempt Money Market, California Money, Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated federal and/or state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. The tax-equivalent yields for the outstanding shares of the Tax-Exempt Money Market and California Money Fund, that are treated as Class A shares, for the 7-day period ended June 30, 1998 were 4.77% and 4.58%, respectively. The tax equivalent SEC 30-day yields for the period ended June 30, 1997 for the outstanding shares of the Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal, and Florida Insured Municipal Funds were 6.94%, 7.74%, 6.37% and 6.67%, respectively. The tax equivalent yield based on the 30-day average yield for the period ended June 30, 1997 for the outstanding shares of the Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds were 8.56%, 9.25%, 7.59% and 7.85%, respectively. Tax-equivalent yields assume the payment of federal income taxes at a rate of 39.6% and, if applicable, California state income taxes at a rate of 9.3%.

         Capital appreciation for Class A, Class B and Class S shares of the Municipal, Fixed-Income and the Equity Funds and the Portfolios (Class A and Class B shares) shows principal changes for the period shown, and total return combines principal changes and dividend and interest income reinvested for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period. Actual distributions include short-term capital gains derived from option writing or other sources. The period selected for performance data will depend upon the purpose of reporting the performance.

         The total return of the Funds' and the Portfolios' (Class A and Class B shares) Class A, Class B and Class S shares may be calculated on an "average annual total return" basis, and may also be calculated on an "aggregate total return" basis, for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Average annual total return figures provided for Class A, Class B and Class S shares of the Fixed-Income and Equity Funds and the Portfolios (Class A and Class B shares) will be computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                  P(1+T)(superscript n) = ERV

Where:  P   = a hypothetical initial payment of $1,000
        T   = average annual total return/aggregate total return
        n   = number of years
        ERV = Ending Redeemable Value of a hypothetical $1,000
              payment made at the beginning of the 1, 5 or 10 years (or other) periods or the life of the Fund

         The formula for calculating aggregate total return can be expressed as follows:

         Aggregate Total Return =  [(ERV) - 1]
                                    -----
                                      P

         The calculation of average annual total return and aggregate total return assumes reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged to all shareholder accounts. In addition, with respect to Class A shares, the maximum sales charge is deducted from the initial $1,000 payment (variable "P" in the formula).

         The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period and reflects deduction of all nonrecurring charges at the end of the measuring period covered by the computation. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

         The average annual rates of return (unless otherwise noted) for the Funds for the one-year, five-year and ten-year periods and for the period since inception in each case ended June 30, 1998 (except in the case of the Bond & Stock, Growth & Income and Northwest Funds, for which returns are given for periods ended October 31, 1997 and the Money Market, Tax-Exempt Money Market, U.S. Government Securities, Income, High Yield and Tax-Exempt Bond Fund, for which returns are given for periods ended December 31, 1997) are as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                                                            Aggregate
                                                                                                        Total Return for
                                                                                               Since     Ten Year Period
                                                                                               Date      or from Date of
                                                                                                of        Inception, if
Fund and inception date                          One Year         Five Year       Ten Year    Inception       shorter
------------------------------------------------------------------------------------------------------------------------
SHORT TERM HIGH QUALITY BOND FUND
    CLASS A SHARES 11/1/93
      Adjusted for Maximum Sales Charge            2.38%             N/A            N/A         3.65%         18.18%
      Not Adjusted for Sales Charge                5.91%             N/A            N/A         4.44%         22.43%
    CLASS B SHARES 6/30/94
      Adjusted for Maximum Sales Charge            1.13%             N/A            N/A         4.39%         18.74%
      Not Adjusted for Sales Charge                5.13%             N/A            N/A         4.60%         19.71%
    CLASS S SHARES 6/30/94
    Adjusted for Maximum Sales Charge              0.13%             N/A            N/A         4.17%         17.76%
    Not Adjusted for Sales Charge                  5.13%             N/A            N/A         4.60%         19.71%
------------------------------------------------------------------------------------------------------------------------
TARGET MATURITY 2002 FUND
    CLASS A SHARES 3/20/95
      Adjusted for Maximum Sales Charge            7.56%             N/A            N/A         7.74%         27.70%
      Not Adjusted for Sales Charge                9.78%             N/A            N/A         8.39%         30.25%
------------------------------------------------------------------------------------------------------------------------
CALIFORNIA MONEY FUND
    CLASS A SHARES 6/30/94
    Not Adjusted for Maximum Sales Charge          2.73%            2.63%           N/A         3.13%         31.84%
CLASS B SHARES --
    Not Adjusted for Maximum Sales Charge          1.96%             N/A            N/A         2.07%          8.52%
    CLASS S SHARES 6/30/94
    Adjusted for Maximum Sales Charge             -3.04%             N/A            N/A         1.59%          6.52%
    Not Adjusted for Sales Charge                  1.96%             N/A            N/A         2.07%          8.52%
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                                        Aggregate
                                                                                                    Total Return for
                                                                                           Since     Ten Year Period
                                                                                           Date      or from Date of
                                                                                            of        Inception, if
Fund and inception date                          One Year     Five Year       Ten Year    Inception       shorter
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
    CLASS A SHARES
      Adjusted for Maximum Sales Charge            .48%          5.84%          7.96%        N/A          115.09%
      Not Adjusted for Sales Charge                .92%          6.70%          8.40%        N/A          119.89%
    CLASS B SHARES 3/30/94
      Adjusted for Maximum Sales Charge            .03%           N/A            N/A        6.74%          27.76%
      Not Adjusted for Sales Charge                .03%           N/A            N/A        7.96%          29.76%
    CLASS S SHARES 3/23/98
    Adjusted for Maximum Sales Charge               N/A           N/A            N/A       -3.09%          -3.09%
    Not Adjusted for Sales Charge                   N/A           N/A            N/A        1.91%           1.91%
--------------------------------------------------------------------------------------------------------------------
INCOME FUND
    CLASS A SHARES
      Adjusted for Maximum Sales Charge            6.10%         7.09%          8.16%                     119.11%
      Not Adjusted for Sales Charge                0.51%         7.95%          8.61%                     124.07%
    CLASS B SHARES 3/30/94
      Adjusted for Maximum Sales Charge            6.51%          N/A            N/A        7.74%          32.32%
      Not Adjusted for Sales Charge                9.51%          N/A            N/A        7.96%          39.32%
    CLASS S SHARES 3/23/98
    Adjusted for Maximum Sales Charge               N/A           N/A            N/A       -3.27%          -3.27%
    Not Adjusted for Sales Charge                   N/A           N/A            N/A        1.73%           1.73%
--------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND
    CLASS A SHARES
      Adjusted for Maximum Sales Charge            4.20%         5.85%          7.50%        N/A          106.10%
      Not Adjusted for Sales Charge                8.59%         6.73%          7.93%        N/A          110.52%
    CLASS B SHARES 3/30/94
      Adjusted for Maximum Sales Charge            4.71%          N/A            N/A        6.21%          25.39%
      Not Adjusted for Sales Charge                7.71%          N/A            N/A        6.45%          27.39%
    CLASS S SHARES 3/23/98
    Adjusted for Maximum Sales Charge               N/A           N/A            N/A       -4.09%          -4.09%
    Not Adjusted for Sales Charge                   N/A           N/A            N/A        0.90%           0.90%
--------------------------------------------------------------------------------------------------------------------
CALIFORNIA MUNICIPAL FUND
    CLASS A SHARES 7/25/89
      Adjusted for Maximum Sales Charge            4.83%         4.92%           N/A        6.87%          81.06%
      Not Adjusted for Sales Charge                9.26%         5.89%           N/A        7.42%          89.57%
    CLASS B SHARES 6/30/94
      Adjusted for Maximum Sales Charge            3.45%          N/A            N/A        6.80%          30.12%
      Not Adjusted for Sales Charge                8.45%          N/A            N/A        7.21%          32.12%
    CLASS S SHARES 6/30/94
    Adjusted for Maximum Sales Charge              3.45%          N/A            N/A        6.80%          30.12%
    Not Adjusted for Sales Charge                  8.45%          N/A            N/A        7.21%          32.12%
--------------------------------------------------------------------------------------------------------------------
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
    CLASS A SHARES 4/4/94
      Adjusted for Maximum Sales Charge            1.45%          N/A            N/A        6.04%          28.23%
      Not Adjusted for Sales Charge                6.26%          N/A            N/A        7.20%          34.26%
    CLASS B SHARES 6/30/94
      Adjusted for Maximum Sales Charge             .47%          N/A            N/A        5.83%          25.43%
      Not Adjusted for Sales Charge                5.47%          N/A            N/A        6.25%          27.43%
    CLASS S SHARES 6/30/94
    Adjusted for Maximum Sales Charge              0.47%          N/A            N/A        5.83%          25.43%
    Not Adjusted for Sales Charge                  5.47%          N/A            N/A        6.25%          27.43%
--------------------------------------------------------------------------------------------------------------------
FLORIDA INSURED MUNICIPAL FUND
    CLASS A SHARES 6/7/93
      Adjusted for Maximum Sales Charge            4.40%         4.93%           N/A        4.88%          27.28%
      Not Adjusted for Sales Charge                9.34%         5.90%           N/A        5.84%          33.26%
    CLASS B SHARES 6/30/94
      Adjusted for Maximum Sales Charge            3.53%          N/A            N/A        6.62%          29.22%
      Not Adjusted for Sales Charge                8.53%          N/A            N/A        7.03%          31.22%
    CLASS S SHARES 6/30/94
    Adjusted for Maximum Sales Charge              3.53%          N/A            N/A        6.62%          29.22%
    Not Adjusted for Sales Charge                  8.53%          N/A            N/A        7.03%          31.22%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                                        Aggregate
                                                                                                    Total Return for
                                                                                           Since     Ten Year Period
                                                                                           Date      or from Date of
                                                                                            of        Inception, if
Fund and inception date                          One Year     Five Year       Ten Year    Inception       shorter
--------------------------------------------------------------------------------------------------------------------
BOND & STOCK FUND
    CLASS A SHARES
      Adjusted for Maximum Sales Charge            15.37%       13.06%          11.99%       N/A          207.81%
      Not Adjusted for Sales Charge                20.81%       14.10%          12.51%       N/A          216.60%
    CLASS B SHARES 3/30/94
      Adjusted for Maximum Sales Charge            16.86%         N/A             N/A       15.82%         69.70%
      Not Adjusted for Sales Charge                19.86%         N/A             N/A       16.01%         71.70%
    CLASS S SHARES 5/06/98
    Adjusted for Maximum Sales Charge               N/A           N/A            N/A         N/A             N/A
    Not Adjusted for Sales Charge                   N/A           N/A            N/A        -0.98%         -0.98%
--------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
    CLASS A SHARES
      Adjusted for Maximum Sales Charge            25.34%       17.69%          13.85%       N/A          267.27%
      Not Adjusted for Sales Charge                31.24%       18.77%          14.37%       N/A          273.58%
    CLASS B SHARES 3/30/94
      Adjusted for Maximum Sales Charge            27.20%         N/A             N/A       21.65%        102.76%
      Not Adjusted for Sales Charge                30.20%         N/A             N/A       21.81%        104.76%
    CLASS S SHARES 3/23/98
    Adjusted for Maximum Sales Charge               N/A           N/A            N/A        -4.48%         -4.48%
    Not Adjusted for Sales Charge                   N/A           N/A            N/A         0.52%          0.52%
--------------------------------------------------------------------------------------------------------------------
GROWTH FUND
    CLASS A SHARES 4/5/93
      Adjusted for Maximum Sales Charge            27.96%         N/A             N/A       19.38%        152.80%
      Not Adjusted for Sales Charge                35.43%         N/A             N/A       20.67%        167.46%
    CLASS B SHARES 6/30/94
      Adjusted for Maximum Sales Charge            29.43%         N/A             N/A       24.48%        140.09%
      Not Adjusted for Sales Charge                34.43%         N/A             N/A       24.74%        142.09%
    CLASS S SHARES 6/30/94
    Adjusted for Maximum Sales Charge              29.40%         N/A            N/A        24.48%        140.14%
    Not Adjusted for Sales Charge                  34.40%         N/A            N/A        24.74%        142.14%
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
    CLASS A SHARES 7/18/90
      Adjusted for Maximum Sales Charge            -9.46%        5.01%            N/A        2.98%         26.34%
      Not Adjusted for Sales Charge                -4.19%        6.20%            N/A        3.72%         33.67%
    CLASS B SHARES 6/30/94
      Adjusted for Maximum Sales Charge            -9.25%         N/A             N/A        3.54%         14.91%
      Not Adjusted for Sales Charge                -4.95%         N/A             N/A        3.96%         16.74%
    CLASS S SHARES 6/30/94
    Adjusted for Maximum Sales Charge              -9.26%         N/A            N/A         3.51%         14.81%
    Not Adjusted for Sales Charge                  -4.94%         N/A            N/A         3.94%         16.70%
--------------------------------------------------------------------------------------------------------------------
NORTHWEST FUND
    CLASS A SHARES
      Adjusted for Maximum Sales Charge            37.95%       15.60%          17.53%       N/A          402.71%
      Not Adjusted for Sales Charge                44.47%       16.68%          18.07%       N/A          421.69%
    CLASS B SHARES 3/30/94
      Adjusted for Maximum Sales Charge            40.17%         N/A             N/A       20.29%         94.66%
      Not Adjusted for Sales Charge                43.17%         N/A             N/A       20.47%         96.66%
    CLASS S SHARES 5/06/98
    Adjusted for Maximum Sales Charge               N/A           N/A            N/A       -11.57%        -11.57%
    Not Adjusted for Sales Charge                   N/A           N/A            N/A       - 6.92%        - 6.92%
--------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND
    CLASS A SHARES 7/18/90
      Adjusted for Maximum Sales Charge             6.75%       12.42%            N/A       12.53%        155.61%
      Not Adjusted for Sales Charge                12.95%       13.70%            N/A       13.33%        170.44%
    CLASS B SHARES 6/30/94
      Adjusted for Maximum Sales Charge             7.05%         N/A             N/A       15.25%         76.42%
      Not Adjusted for Sales Charge                12.05%         N/A             N/A       15.57%         78.42%
    CLASS S SHARES 6/30/94
    Adjusted for Maximum Sales Charge               7.11%         N/A             N/A       15.26%         76.51%
    Not Adjusted for Sales Charge                  12.11%         N/A             N/A       15.59%         78.51%
--------------------------------------------------------------------------------------------------------------------

         Each Portfolio is modeled after an investment strategy used by the WM Strategic Asset Management ("SAM") program, an investment management service offered by WM Fund Services Inc., an affiliate of the Portfolios' Advisor that allocates investments across a combination of the underlying Funds. Set forth below is certain performance data for the Portfolios and, prior to the Portfolios' inception, those strategies. Performance information for the strategies is deemed relevant because each strategy was managed using virtually the same investment objectives, policies and restrictions as those used by the Portfolios. Nonetheless, the performance data is not necessarily indicative of the future performance of the Portfolios.

         Because of certain differences in the expenses applicable to the SAM program and the Portfolios, the following performance information has been adjusted by applying the current total expense ratios for the Class A shares of the Portfolios. The average annual total return of the following investment strategies for the one-year period, the five-year period and the period from inception of the strategy, in each case ended June 30, 1998, was as follows:

------------------------------------------------------------------------------------------------------
                                                                                            Since Date
                                                                                                of
Portfolio/strategy and inception date             One Year    Five Year      Ten Year        Inception
------------------------------------------------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO
      CLASS A SHARES 5/31/95
         Adjusted for Maximum Sales Charge          13.27%        N/A           N/A            17.41%
         Not Adjusted for Sales Charge              19.87%        N/A           N/A            19.59%
      CLASS B SHARES 5/31/95
         Adjusted for Maximum Sales Charge          14.01%        N/A           N/A            18.30%
         Not Adjusted for Sales Charge              19.01%        N/A           N/A            18.76%
------------------------------------------------------------------------------------------------------
CONSERVATIVE GROWTH PORTFOLIO
      CLASS A SHARES  9/30/90
         Adjusted for Maximum Sales Charge           8.84%      10.62%          N/A            12.31%
         Not Adjusted for Sales Charge              15.18%      11.88%          N/A            13.13%
      CLASS B SHARES 6/30/94
         Adjusted for Maximum Sales Charge           9.44%        N/A           N/A            13.19%
         Not Adjusted for Sales Charge              14.44%        N/A           N/A            13.54%
------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO
      CLASS A SHARES 9/30/90
         Adjusted for Maximum Sales Charge           8.03%       9.11%          N/A            10.25%
         Not Adjusted for Sales Charge              14.32%      10.35%          N/A            11.06%
      CLASS B SHARES 6/30/94
         Adjusted for Maximum Sales Charge           8.47%        N/A           N/A            12.03%
         Not Adjusted for Sales Charge              13.47%        N/A           N/A            12.38%
------------------------------------------------------------------------------------------------------
FLEXIBLE INCOME PORTFOLIO
      CLASS A SHARES 3/31/93
         Adjusted for Maximum Sales Charge           6.06%       6.79%          N/A             6.97%
         Not Adjusted for Sales Charge              11.06%       7.78%          N/A             7.91%
      CLASS B SHARES 6/30/94
         Adjusted for Maximum Sales Charge           5.24%        N/A           N/A             9.62%
         Not Adjusted for Sales Charge              10.24%        N/A           N/A            10.00%
------------------------------------------------------------------------------------------------------
INCOME PORTFOLIO
      CLASS A SHARES 9/30/90
         Adjusted for Maximum Sales Charge           3.82%       3.83%          N/A             6.88%
         Not Adjusted for Sales Charge               8.71%       4.79%          N/A             7.52%
      CLASS B SHARES 6/30/94
         Adjusted for Maximum Sales Charge           2.90%        N/A           N/A             6.04%
         Not Adjusted for Sales Charge               7.90%        N/A           N/A             6.46%
------------------------------------------------------------------------------------------------------


         The performance of a Fund's Class A, Class B and Class S shares and the Portfolio's Class A and Class B shares will vary from time to time depending upon market conditions, the composition of the Fund's or Portfolio's portfolio and the Fund's or Portfolio's operating expenses.

Consequently, any given performance quotation should not be considered representative of the Fund's or Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund or Portfolio with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Investors should recognize that, because the Funds other than the Equity Funds and each of the Portfolios will have a high component of fixed-income securities, in periods of declining interest rates the yields of the Funds will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates yields will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Funds and Portfolios from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's or Portfolio's securities, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur. Comparative performance information may be used from time to time in advertising the Trusts' Class A, Class B and Class S shares, including data from Lipper Analytical Services, Inc., the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average and other industry publications. The International Growth Fund may compare its performance to other investments or relevant indexes consisting of Morgan Stanley Capital International EAFE Index, the Standard & Poor's 500 Index, the Lipper International Fund Index and The Financial Times World Stock Index.

                                      TAXES

         The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information and all references to the Funds in this discussion includes the Portfolios. New legislation, as well as administrative changes or court decisions, may significantly alter the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

         Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the other funds within a Trust. Each of the Funds intends to continue qualifying as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. A Fund that is a RIC and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes on that part of its income distributed to its stockholders.

         In order to qualify as a RIC under the Code, in addition to satisfying the distribution requirement described above, each Fund must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options futures, and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least

50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not represent more than 10% of the outstanding voting securities of such issuer or exceed 5% of the value of the Fund's total assets and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities and securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         If a Fund fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gains distributions) will in general be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders.

         Notwithstanding the distribution requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and tax-exempt interest income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make distributions sufficient to avoid imposition of the 4% excise tax.

         The Tax-Exempt Money Market, California Money, Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds will be qualified to pay exempt-interest dividends to their shareholders only if, at the close of each quarter of a Fund's taxable year, at least 50% of the total value of a Fund's assets consist of obligations the interest on which is exempt from federal income tax. Part or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of these funds will not be deductible for federal income tax purposes or, in the case of the California and Florida Funds, for California and Florida income tax purposes. Any loss on the sale or exchange of shares in these Funds held for six months or less will be disallowed to the extent of any exempt-interest dividend received by the shareholders with respect to such shares. In addition, the Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Municipal funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or who are related to substantial users) of facilities financed by "private activity bonds" or "industrial development bonds." For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds. Moreover, as noted in the Prospectus, some or all of these Funds' dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporate shareholder's federal "excess net passive income" tax liability. Similar rules apply for California State personal income tax purposes. Shareholders should consult their own tax advisers as to whether they are (1) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (2) subject to federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax. Issuers of bonds purchased by the Municipal Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

         Distributions made by the Fixed-Income Funds generally will not be eligible for the dividends received deduction otherwise available to corporate taxpayers. In addition, the dividends received deduction shall be disallowed with respect to a dividend from any other Fund unless a corporate shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date, without protection from risk of loss.

         As described above and in the Prospectus, certain of the Funds may invest in certain types of futures contracts and options. The Funds anticipate that these investment activities will not prevent the Funds from qualifying as RICs. As a general rule, these investment activities may accelerate, increase or decrease the amount of long-term and short-term capital gains or losses realized by a Fund and, accordingly, will affect the amount of capital gains distributed to a Fund's shareholders.

         A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, if a Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles (or other similar transactions), it will be subject to special tax rules (including mark-to-market, straddle, wash sale, short sale and constructive sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         Distributions of net capital gains (i.e., the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain (generally taxed at a 20% tax rate for noncorporate shareholders) regardless of how long the shareholder has held Fund shares.

         While only the Equity Funds expect to realize a significant amount of net long-term capital gains, any such realized gains will be distributed as described in the Prospectus and will be designated as such in a written notice mailed to the shareholder after the close of the Fund's taxable year. Any loss on the sale or exchange of shares in a Fund that have been held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend received by the shareholder with respect to such shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Fund's net asset value also reflects unrealized losses.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE INTERNATIONAL GROWTH FUND

         If at the end of the International Growth Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund intends to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them. In this case, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes.

         In addition, investment by a Fund in an entity that qualified as a "passive foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment. This tax or charge may be avoided, however, by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

         A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

FLORIDA TAXES

         TAXATION OF FUND SHARES. Florida does not impose an income tax on individuals. Thus, dividends and distributions paid by the Florida Insured Municipal Fund to individuals who are residents of Florida are not taxable by Florida. Florida imposes an income tax on corporations and similar entities at a rate of 5.5%. Distributions of investment income and capital gains by the Florida Insured Municipal Fund will be subject to Florida corporate income tax. Accordingly, investors in the Florida Insured Municipal Fund, including, in particular, investors that may be subject to the Florida corporate income tax, should consult their tax advisors with respect to the application of the Florida corporate income tax to the receipt of Fund dividends and distributions and to the investor's Florida tax situation in general.

         Florida imposes a tax on intangible personal property owned by Florida residents. Shares in the Florida Insured Municipal Fund constitute intangible personal property for purposes of the Florida intangible personal property tax. Thus, unless an exemption applies, shares in the Florida Insured Municipal Fund will be subject to the Florida intangible personal property tax. Florida provides an exemption for shares in an investment fund if the fund's portfolio of assets consists solely of assets exempt from the Florida intangible personal property tax. Assets exempt from Florida intangible personal property tax include obligations issued by the State of Florida and its political subdivisions, municipalities, and public authorities; obligations of the United States Government or its agencies; and cash.

         The Florida Insured Municipal Fund has received a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, the Insured Municipal Fund's assets consist solely of assets exempt from the Florida intangible personal property tax, shares of the Florida Insured Municipal Fund will be exempt from the Florida intangible personal property tax in the following year. Based on the ruling, if the Insured Municipal Fund's assets consist, on the last business day of the calendar year, solely of assets exempt from the Florida intangible personal property tax, shares of the Florida Insured Municipal Fund owned by Florida residents will be exempt from the Florida intangible personal property tax. If shares of the Fund are subject to the



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



Florida intangible personal property tax because less than 100% of the Fund's assets on the last business day of the calendar year consists of assets exempt from the Florida intangible personal property tax, only the portion of the net asset value of a share of the Florida Insured Municipal Fund that is attributable to obligations of the United States Government will be exempt from taxation.

         TAXATION OF THE FLORIDA INSURED MUNICIPAL FUND. If the Fund does not have a taxable nexus to Florida, such as through the location of the Florida Fund's activities or those of its advisors within the state, under present Florida law, the Fund is not subject to Florida corporate income taxation. Additionally, if the Fund's assets do not have a taxable situs in Florida as of January 1 of each calendar year, the Fund will not be subject to the Florida intangible personal property tax. If the Fund has a taxable nexus to Florida or the Fund's assets have a taxable situs in Florida, the Fund will be subject to Florida taxation. The Florida Insured Municipal Fund intends to operate so as not to be subject to Florida taxation.

SHAREHOLDER STATEMENTS

         Each shareholder will receive after the close of the calendar year an annual statement and such other written notices as are appropriate as to the federal income and California State personal income tax status of the shareholder's dividends and distributions received from the Fund for the prior calendar year. These statements will also inform shareholders as to the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes and as to the exempt portion, if any, of the shareholder's shares of the Florida Insured Municipal Fund for purposes of the Florida State intangible personal property tax for the current tax year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from federal income taxation or California State personal income taxation and the dollar amount of dividends subject to federal income taxation or California State personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in a Fund. To the extent that the Tax-Exempt Money Market, California Money, Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal or Florida Insured Municipal Funds earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend (or of each day's taxable net investment income) as its taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

         If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that the taxpayer identification number is correct and that the shareholder is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (1) taxable dividends and distributions and (2) the proceeds of any redemptions of Fund shares. An individual's taxpayer



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
identification number is his or her social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

         THE FOREGOING IS ONLY A SUMMARY OF CERTAIN TAX CONSIDERATIONS GENERALLY AFFECTING A FUND AND ITS SHAREHOLDERS, AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS, INCLUDING THEIR STATE AND LOCAL TAX LIABILITIES.

                                   DISTRIBUTOR

         Prior to March 20, 1998, WM Fund Services Inc. (formerly named Sierra Investment Services Inc.) served as the distributor for WM Trust II. For the fiscal years ended June 30, 1998, 1997 and 1996, the Distributor and WM Fund Services Inc. (formerly Sierra Investment Services Corp.) received distribution fees totaling (after waivers of fees) $1,839,806, $5,278,281 and $6,430,836, respectively, in the aggregate, from the WM Trust II Funds under the Class A Plan. For the same periods, the Distributor and WM Fund Services Inc. received $0, $13,944 and $0, respectively, representing contingent deferred sales charges on redemptions of Class A shares of the Funds. In addition, for the fiscal years ended June 30, 1998, 1997 and 1996, the Distributor and WM Fund Services Inc. received $180,165, $303,490 and $637,291, respectively, representing compensation from front-end sales charges on Class A shares of such Funds sold. For each fiscal year ended June 30, 1998, 1997 and 1996, the Distributor and WM Fund Services Inc. voluntarily waived no distribution fees in the aggregate. During the fiscal year ended June 30, 1998, the Distributor and WM Fund Services Inc. incurred distribution and operating expenses with respect to Class A shares of the Funds totaling $2,420,780 consisting of $426,800 for advertising; $174,267 for marketing promotion; $58,383 for fulfillment; $1,689,244 in commissions and additional compensation to the personnel of WM Fund Services Inc. and $72,085 in other expenses.

         WM Fund Services Inc. also served as distributor of Class B and S shares of the WM Trust II Funds. For the fiscal year ended June 30, 1998, the Distributor and WM Fund Services Inc. received distribution fees from the Funds totaling $1,237,250, in the aggregate under the Class B Distribution Plan and $312,288, in the aggregate under the Class S Distribution Plan. For the same period, the Distributor and WM Fund Services Inc. received $653,684, representing CDSCs on redemptions of Class B shares of the Funds and $1,497,900, representing CDSCs on redemptions of Class S shares of the Funds. For the fiscal year ended June 30, 1998, WM Fund Services Inc. did not waive any distribution fees. The Distributor and WM Fund Services Inc. paid out all of the distribution related fees they received for each of the Class B and Class S shares to the financier of the sales commissions paid on sale of Class B and S shares, respectively.



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
         The Distributor also serves as the distributor for the Portfolios. The Distributor received $41,197, $318,337, $265,656, $25,447 and $27,083, respectively, from the Strategic Growth, Conservative Growth, Balanced, Flexible Income and Income Portfolios in connection with the sales of Class A shares in 1998. Such payments totaled $16,775, $210,208, $173,926, $21,809 and $23,425 in
1997.

         During the fiscal year ended June 30, 1998, the Distributor incurred distribution and operating expenses with respect to Class A shares of the Portfolios totaling $988,175 consisting of $146,319 for advertising; $61,504 for marketing promotion; $6,801 for fulfillment; $742,109 in commissions and additional compensation to personnel and $31,442 in other expenses.

         For the same time period, the Distributor received the following contingent deferred sales charge payments for Class B shares from the
Portfolios: $20,997, $124,469, $79,882, $3,080 and $13,232 from the Strategic
Growth, Conservative Growth, Balanced, Flexible Income and Income Portfolios, respectively, for 1998. The Distributor received $497,858 in total from these same Portfolios for 1997.

         The Distributor received $443,183, $1,652,679, $1,095,612, $76,123 and
$44,611 from the Strategic Growth, Conservative Growth, Balanced, Flexible Income and Income Portfolios, respectively, in 1998 in connection with the sales of Class B shares. Such payments totaled $177,179, $892,793, $561,471, $45,337 and $29,891 in 1997.

         WM Funds Distributor, Inc. (formerly Composite Funds Distributor, Inc. and referred to as the Distributor in this SAI) serves as the distributor for the WM Trust I Funds. The Money Market and Tax-Exempt Money Market Funds reimbursed the Distributor $50,492 and $0, respectively, for distribution expenses incurred during 1997. Of this amount, $28,559 was paid for printing and $21,933 was for other distribution-related expenses. During 1996 the Money Market and Tax-Exempt Money Market Funds reimbursed the Distributor $20,720 and $0, respectively and in 1995 each reimbursed the Distributor $18,754 and $0, respectively.

         During 1997 the Money Market and Tax-Exempt Money Market Funds compensated the Distributor $2,233 and $91, respectively, for the sale of Class B shares. During 1996, the Money Market and Tax-Exempt Funds compensated the Distributor $1,270 and $16, respectively, for the sale of Class B shares. During 1995, the Money Market and Tax-Exempt Portfolios compensated the Distributor $702 and $11, respectively, for the sale of Class B shares.

         During the fiscal year ended December 31, 1997, the Distributor received contingent deferred sales charge payments of $5,618 and $0 upon redemption of Class B shares of the Money Market Fund and Tax-Exempt Fund, respectively. For the fiscal year ended December 31, 1996, the Distributor received contingent deferred sales charge payments of $5,275 and $0 upon redemption of Class B shares of the Money Market Fund and Tax-Exempt Money Market Fund, respectively. No brokerage fees were paid by the Fund to the Distributor during the year, but the Distributor may act as broker on portfolio purchases and sales should it become a member of a securities exchange.

         The U.S. Government Securities, Income, and Tax-Exempt Bond Funds reimbursed the Distributor in the amounts of $248,837, $169,132 and $407,707, respectively, for distribution expenses incurred on behalf of Class A shares during the year ended December 31, 1997. Of this amount, $119,084, $77,335 and $200,406 was paid on behalf of the U.S. Government Securities, Income, and Tax-Exempt Bond Funds, respectively, to selected dealers and registered representatives of the Distributor for their shareholder servicing activities, and $129,748, $91,797 and $207,301, respectively, was paid for other distribution related expenses.

         During the fiscal years 1996 and 1995, the U.S. Government Securities Fund reimbursed the Distributor $218,510 and $343,633, respectively; the Income Fund reimbursed the Distributor $133,600 and $168,531, respectively; and the Tax-Exempt Bond Fund reimbursed the Distributor $315,034 and $432,854, respectively, for distribution expenses related to Class A shares.

         During the fiscal years ended December 31, 1997 and 1996, respectively, the U.S. Government Securities Fund compensated the Distributor in the amounts of $29,872 and $26,484, respectively; the Income Fund compensated the Distributor in the amounts of $78,016 and $57,828, respectively, and the Tax-Exempt Bond Fund compensated the Distributor $66,282 and $40,939, respectively, for the sale of Class B shares.

         During the 1997, 1996 and 1995 fiscal years, the Distributor received $55,967, $89,694 and $150,970, respectively, for the sale of U.S. Government Securities Fund Class A shares; $102,701, $156,410 and $209,703, respectively, for the sale of Income Fund Class A shares; and $195,489, $282,768 and $341,454, respectively, for the sale of Tax-Exempt Bond Fund Class A shares.

         During the fiscal year ended December 31, 1997, the Distributor received contingent deferred sales charge payments of $8,623, $20,754 and $11,543 upon redemption of Class B shares of the U.S. Government Securities, Income, and Tax-Exempt Bond Funds, respectively. No brokerage fees were paid by the Funds to the Distributor during the year, but the Distributor may act as a broker on portfolio purchases and sales should it become a member of a securities exchange.

         The Bond & Stock, Growth & Income and Northwest Funds reimbursed the Distributor in the amounts of $701,288, $563,809 and $537,269, respectively, for distribution expenses incurred on behalf of Class A shares during fiscal 1997. Of this amount, $271,656, $205,286 and $210,705 was paid on behalf of the Bond & Stock, Growth & Income and Northwest Funds to sales personnel of the Distributor and to selected dealers for their shareholder servicing activities; $30,762, $57,056 and $46,096, respectively, was paid for printing; and $195,701, $167,292 and $257,705, respectively, was paid for other advertising expenses.



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



         During fiscal years 1996 and 1995, the Bond & Stock Fund reimbursed the Distributor $394,279 and $356,379, respectively; the Growth & Income Fund reimbursed the Distributor $265,579 and $203,566, respectively; and Northwest reimbursed the Distributor $360,642 and $279,851, respectively, for distribution expenses related to Class A shares.

         During fiscal years 1997, 1996 and 1995, the Bond & Stock Fund compensated the Distributor in the amounts of $334,855, $148,688 and $46,435, respectively; the Growth & Income Fund compensated the Distributor $365,290, $151,222 and $49,988, respectively; and the Northwest Fund compensated the Distributor $247,630, $106,606 and $49,126, respectively, for distribution expenses related to Class B shares.

         During the 1997, 1996 and 1995 fiscal years, the Distributor received $885,598, $1,064,004 and $471,479, respectively, for the sale of Bond & Stock Class A shares. The Distributor retained $710,403, $1,047,926 and $471,455, respectively, for the same time periods, with the balance paid to dealers for their sales of Bond & Stock Class A shares.

         During the 1997, 1996 and 1995 fiscal years, the Distributor received $825,142, $586,437 and $384,766, respectively, for the sale of Growth & Income Class A shares. The Distributor retained $666,246, $563,398 and $384,647, respectively, for the same time periods, with the balance paid to dealers for their sales of Growth & Income Class A shares.

         During the fiscal years 1997, 1996 and 1995 the Distributor received $799,120, $517,022 and $348,729, respectively, for the sale of Northwest Class A shares. The Distributor retained $551,530, $465,694 and $337,189, respectively, for the same time periods, with the balance paid to dealers for their sales of Northwest Class A shares.

         During the fiscal year ended October 31, 1997, the Distributor received contingent deferred sales charge payments of $63,218, $63,310 and $37,195 upon redemption of Class B shares of Bond & Stock, Growth & Income, and Northwest, respectively. No brokerage fees were paid by the Funds to the Distributor during the year, but the Distributor may act as a broker on portfolio purchases and sales should it become a member of a securities exchange.



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



                                    APPENDIX

             DESCRIPTION OF BOND, NOTES AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS

           AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

           AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

           A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

           Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

           A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



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




DESCRIPTION OF DUFF & PHELPS' CORPORATE BOND RATINGS

           Bonds rated AAA by Duff & Phelps are judged by Duff & Phelps to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff & Phelps are judged by Duff & Phelps to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff & Phelps are judged by Duff & Phelps to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff & Phelps are judged by Duff & Phelps as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

DESCRIPTION OF FITCH'S CORPORATE BOND RATINGS

           Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

DESCRIPTION OF S&P MUNICIPAL BOND RATINGS

           AAA - Prime - These bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

           General Obligation Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

           Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate



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
covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

           AA - High Grade - Bonds in this group have a very strong capacity to pay interest and repay principal and differ from the highest rated debt only in small degree.

           A - Good Grade - Bonds in this category have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Regarding municipal bonds, the rating differs from the two higher ratings because:

           General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

           Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

           BBB - Medium Grade - Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

           General Obligation Bonds - Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

           Revenue Bonds - Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

           BB, B, CCC, CC and C - Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

           D - Bonds rated D are in default, or the obligor has filed for bankruptcy. The D rating is issued when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

           S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS

           Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

           Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

           A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

           Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS

           Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing, from superior liquidity support, or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation of MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

           Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payments is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

           The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DESCRIPTION OF DUFF'S COMMERCIAL PAPER RATINGS

           Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Ratings of Duff-1 are further refined by the gradations of "1+" and "1-". Issues rated Duff-1+ have the highest certainty of timely payment, outstanding short term liquidity, and safety just below risk-free U.S. Treasury short-term obligations. Issues rated Duff- 1- have high certainty of timely payment, strong liquidity factors supported by good fundamental protection factors, and small risk factors. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

           The rating F-1+ (Exceptionally Strong Credit Quality) is the highest commercial rating assigned by Fitch and is assigned to issues regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong Credit Quality) is regarded as having an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 (Good Credit Quality) reflects an assurance of timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.